                                             Investment Class Prospectus
[LOGO OF MORGAN STANLEY DEAN WITTER]

MAS FUNDS

January 31, 2001

MAS Funds (the "Fund") is a no-load mutual fund consisting of 30 different investment portfolios, 8 of which are described in this prospectus. Miller Anderson & Sherrerd, LLP (the "Adviser"), an investment advisory affiliate of Morgan Stanley Dean Witter Investment Management Inc., is the Fund's investment adviser. This prospectus offers Investment Class Shares of the following portfolios (each a "Portfolio" and collectively the "Portfolios"):
------------------------------------------------------------------------------

Equity Portfolios

Equity Portfolio
Mid Cap Value Portfolio
Value Portfolio
------------------------------------------------------------------------------

Fixed Income Portfolios

Domestic Fixed Income Portfolio
Fixed Income Portfolio
High Yield Portfolio
------------------------------------------------------------------------------

Balanced Portfolios

Balanced Portfolio
Multi-Asset-Class Portfolio
------------------------------------------------------------------------------


CLIENT SERVICES:
1-800-354-8185

PRICES AND INVESTMENT RESULTS:
1-800-522-1525

INVESTMENT ADVISER
MILLER ANDERSON & SHERRERD, LLP

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


Investment Summary    1
-----------------------
Equity Portfolios
-----------------------
Equity                2
-----------------------
Mid Cap Value         3
-----------------------
Value                 4
-----------------------

Fixed Income Portfolios
----------------------------
Domestic Fixed Income      5
----------------------------
Fixed Income               7
----------------------------
High Yield                 9
----------------------------
Balanced Portfolios
----------------------------
Balanced                  11
----------------------------
Multi-Asset-Class         13
----------------------------

Fees and Expenses
of the Portfolios                         15
--------------------------------------------
Investment Strategies and Related Risks   16
--------------------------------------------
Purchasing Shares                         21
--------------------------------------------
Redeeming Shares                          22
--------------------------------------------
General Shareholder Information           23
--------------------------------------------
Fund Management                           25
--------------------------------------------
Financial Highlights                      28
--------------------------------------------

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

INVESTMENT SUMMARY


This section explains each Portfolio's:

[_]Investment Objective
[_]Principal Investment Strategy
[_]Principal Risks

INVESTOR SUITABILITY
The Portfolios may be suitable for long-term investors who can accept the risks of investing in the stock and bond markets.

The Portfolios are designed principally for investment by fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others.

While the Portfolios consider whether their securities transactions will generate distributions taxable at capital gain or ordinary income rates, minimizing such taxes is not a principal investment strategy.

Each Portfolio in this prospectus is a diversified fund for purposes of the Investment Company Act of 1940 ("1940 Act") and complies with the diversification requirements of the Internal Revenue Code.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


EQUITY PORTFOLIO (Not currently in the Investment Class)

 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks
 ------------
 Equity
 capitalization
 generally
 greater
 than $5
 billion
 ------------
 Benchmark:
 S&P 500
 Index
 ------------
 Ticker
 Symbol: Not
 Available
 ------------
 CUSIP No.:
 552-913-584
 ------------
PORTFOLIO MANAGERS
 Arden C.
 Armstrong,
 Steven
 Epstein,
 James J. Jolinger,
 Brian
 Kramp,
 Eric F.
 Scharpf and
 Gary
 G. Schlarbaum
OBJECTIVE
The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in common stocks of large U.S. companies. The Portfolio invests, to a limited extent, in stocks of small companies and foreign equity securities.

PROCESS
The Adviser assigns each member of the portfolio management team to specific "value" or "growth" sectors. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser seeks to diversify the Portfolio's investments across market sectors, and to obtain the best values within each sector. In determining whether securities should be sold, the Adviser considers factors such as deteriorating fundamentals and relative valuation.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [GRAPH]

EQUITY PORTFOLIO
Commenced operations on April 10, 1996

                      1997      1998      1999      2000
                      ----      ----      ----      ----
                     25.58%    19.52%    28.57%    -9.41%

                    HIGH QUARTER      12/31/98     21.29%
                    LOW QUARTER        9/30/98    -14.45%




AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                           Equity                                        S&P
                                          Portfolio                                   500 Index
-----------------------------------------------------------------------------------------------
One Year                                    -9.41                                       -9.12
-----------------------------------------------------------------------------------------------
Since Inception 4/10/96                     15.92                                       18.62
-----------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The performance is that of the Portfolio's Investment Class Shares for the periods prior to 6/1/00. Performance for the period 6/1/00 to 12/31/00 is based on the performance of the Portfolio's Institutional Class Shares, modified to reflect the fee structure of the Investment Class Shares. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

MID CAP VALUE PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks of
 mid cap
 companies
 ------------
 Equity
 capitalization
 generally
 matching
 the
 benchmark
 (currently
 $1 billion
 to
 $15 billion)
 ------------
 Benchmark:
 S&P MidCap
 400 Index
 ------------
 Ticker Symbol:
 MPMIX
 ------------
 CUSIP No.:
 552-913-477
 ------------
PORTFOLIO MANAGERS
 Bradley S.
 Daniels,
 William B.
 Gerlach,
 Vitaly V.
 Korchevsky
 and
 Gary G.
 Schlarbaum
OBJECTIVE
The Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in common stocks of companies with capitalizations in the range of companies included in the S&P MidCap 400 Index. The Portfolio may purchase stocks that typically do not pay dividends.

PROCESS
The Adviser analyzes securities to identify stocks that are undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the S&P MidCap 400 Index. For example, if the energy sector represents 10% of the S&P MidCap 400 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets. There are more than a dozen sectors represented in the S&P MidCap 400 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Some market conditions may favor value stocks or stocks of mid-sized companies, while other conditions may favor growth stocks or stocks of larger or smaller companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more sectors.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [GRAPH]

MID CAP VALUE PORTFOLIO
Commenced operations on May 10, 1996

                      1997      1998      1999      2000
                      ----      ----      ----      ----
                     39.28%    15.93%    19.61%    11.77%

                HIGH QUARTER   12/31/98    22.48%
                LOW QUARTER     9/30/98   -13.80%


AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)

------------------------------------------------------------------------------------------
                                          Mid Cap                               S&P MidCap
                                      Value Portfolio                           400 Index
------------------------------------------------------------------------------------------
One Year                                   11.77                                  17.50
------------------------------------------------------------------------------------------
Since Inception 5/10/96                    22.61                                  19.83
------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

VALUE PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks
 ------------
 Equity
 capitalization
 generally
 greater
 than $2.5
 billion
 ------------
 Benchmark:
 S&P 500
 Index
 ------------
 Ticker
 Symbol:
 MPVIX
 ------------
 CUSIP No.:
 552-913-576
 ------------
PORTFOLIO MANAGERS
 Richard M.
 Behler,
 Steven
 Epstein,
 Brian Kramp
 and
 Eric F.
 Scharpf
OBJECTIVE
The Value Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in common stocks of companies with equity capitalizations greater than $2.5 billion. The Portfolio focuses on stocks that are undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities.

PROCESS
The Adviser selects investments through a three part analysis. The Adviser identifies stocks with low price/earnings ratios. The Adviser then applies fundamental analysis and its investment judgment to determine which of those securities are the most attractive. Finally, the Adviser may favor securities of companies that are in undervalued industries. The Adviser employs a formal sell discipline, under which the Portfolio sells securities when their price/earnings ratios rise.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Some market conditions may favor value stocks, while other conditions may favor growth stocks. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [GRAPH]

VALUE PORTFOLIO
Commenced operations on May 6, 1996

                      1997      1998      1999      2000
                      ----      ----      ----      ----
                     23.18%    -3.02%    -2.25%    23.29%

                HIGH QUARTER   12/31/00    15.59%
                LOW QUARTER     9/30/98   -19.08%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                           Value                                        S&P
                                         Portfolio                                   500 Index
----------------------------------------------------------------------------------------------
One Year                                   23.29                                       -9.12
----------------------------------------------------------------------------------------------
Since Inception 5/6/96                     11.91                                       18.61
----------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

DOMESTIC FIXED INCOME PORTFOLIO (Not currently open in the Investment Class)


 100% U.S.
 issuers
 ------------
 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 ------------
 At least
 80% of
 fixed
 income
 securities
 rated A or
 higher (or
 equivalent)
 at time of
 purchase
 ------------
 Up to 20%
 of fixed
 income
 securities
 rated BBB
 (or
 equivalent)
 at time of
 purchase
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than 5
 years
 ------------
 May invest
 over 50% in
 mortgage
 securities
 ------------
 Benchmark:
 Salomon
 Broad
 Investment
 Grade Index
 ------------
 Ticker Symbol:
 Not
 Available
 ------------
 CUSIP No.:
 552-913-550
 ------------
PORTFOLIO MANAGERS
 W. David
 Armstrong,
 Angelo G.
 Manioudakis
 and Scott
 F. Richard
OBJECTIVE
The Domestic Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to the benchmark. The Portfolio invests exclusively in securities issued by U.S.- based entities that carry an investment grade rating at the time of purchase. The Adviser may use futures, swaps and other types of derivatives in managing the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. Government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while balancing the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments
                                    [CHART]

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                                                                  Salomon
                                         Domestic                                  Broad
                                       Fixed Income                             Investment
                                        Portfolio                               Grade Index
-------------------------------------------------------------------------------------------
One Year                                  10.50                                    11.60
-------------------------------------------------------------------------------------------
Five Years                                 5.83                                     6.45
-------------------------------------------------------------------------------------------
Ten Years                                  8.63                                     8.00
-------------------------------------------------------------------------------------------
Since Inception 9/29/87                    8.95                                     8.83
-------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Investment Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

DOMESTIC FIXED INCOME PORTFOLIO (Continued)

will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

FIXED INCOME PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than 5
 years
 ------------
 At least
 80%
 investment
 grade
 securities
 at time of
 purchase
 ------------
 Up to 20%
 high yield
 securities
 at time of
 purchase
 ------------
 May invest
 over 50% in
 mortgage
 securities
 ------------
 Benchmark:
 Salomon
 Broad
 Investment
 Grade Index
 ------------
 Ticker
 Symbol:
 MAFIX
 ------------
 CUSIP No.:
 552-913-568
 ------------
PORTFOLIO MANAGERS
 W. David
 Armstrong,
 Thomas L.
 Bennett,
 Kenneth B.
 Dunn and
 Roberto M.
 Sella
OBJECTIVE
The Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio ordinarily will maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to the benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Adviser may use futures, swaps and other types of derivatives in managing the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while balancing the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

                                    [GRAPH]

FIXED INCOME PORTFOLIO
Commenced operations on October 15, 1996

                      1997      1998      1999      2000
                      ----      ----      ----      ----
                      9.52%     6.72%     -.73%    10.63%

                  HIGH QUARTER   6/30/97    3.98%
                  LOW QUARTER    6/30/99   -1.66%


AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                                                                   Salomon
                                           Fixed                                    Broad
                                          Income                                 Investment
                                         Portfolio                               Grade Index
--------------------------------------------------------------------------------------------
One Year                                   10.63                                    11.60
--------------------------------------------------------------------------------------------
Since Inception 10/15/96                    6.78                                     7.32
--------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

FIXED INCOME PORTFOLIO (Continued)


The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

HIGH YIELD PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 high yield
 securities
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than 5
 years
 ------------
 Benchmark:
 CS First
 Boston
 Global High
 Yield Index
 ------------
 Ticker
 Symbol:
 MPHIX
 ------------
 CUSIP No.:
 552-913-527
 ------------
PORTFOLIO MANAGERS
 Robert E.
 Angevine,
 Stephen F.
 Esser,
 Gordon W.
 Loery and
 Deanna L.
 Loughnane
OBJECTIVE
The High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. Government securities, corporate bonds and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

PROCESS
The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio maintains a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.


                                    [GRAPH]

HIGH YIELD PORTFOLIO
Commenced operations on May 21, 1996

                      1997      1998      1999      2000
                      ----      ----      ----      ----
                     15.73%     2.94%     7.73%   -10.66%

                HIGH QUARTER    6/30/97    6.90%
                LOW QUARTER    12/31/00   -6.46%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                                                           CS First Boston
                                                                               Global
                                      High Yield                             High Yield
                                      Portfolio                                 Index
------------------------------------------------------------------------------------------
One Year                                -10.66                                  -5.21
------------------------------------------------------------------------------------------
Since Inception 5/21/96                   5.13                                   4.21
------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index, CS First Boston High Yield Index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

HIGH YIELD PORTFOLIO (Continued)


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

BALANCED PORTFOLIO


 Generally
 45-75% of
 Portfolio
 assets
 invested in
 equities,
 25-55% in
 fixed
 income
 securities
 ------------
 At least
 25% of
 Portfolio
 assets
 invested in
 senior
 fixed
 income
 securities
 ------------
 Up to 25%
 of
 Portfolio
 assets
 invested in
 foreign
 equity and
 foreign
 fixed
 income
 securities
 ------------
 Up to 10%
 of
 Portfolio
 assets
 invested in
 Brady Bonds
 (a type of
 emerging
 market
 fixed
 income
 security)
 ------------
 Equity
 capitalization
 generally
 greater
 than $1
 billion
 ------------
 Average
 weighted
 maturity of
 fixed
 income
 securities
 generally
 greater
 than 5
 years
 ------------
 Benchmark:
 weighted
 blend of
 quarterly
 returns
 of 60% S&P 500 Index and
 40% Salomon
 Broad
 Investment
 Grade Index
 ------------
 Ticker
 Symbol: Not
 Available
 ------------
 CUSIP No.:
 552-913-493
 ------------
PORTFOLIO MANAGERS
 Thomas L.
 Bennett,
 Gary G.
 Schlarbaum
 and
 Horacio A.
 Valeiras
OBJECTIVE
The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. Equity securities generally will be issued by larger corporations. The Portfolio's investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Adviser uses futures, swaps and other derivatives in managing the Portfolio.

PROCESS
The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, focusing on the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio's investment universe.

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

PRINCIPAL RISKS
The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.


                                    [GRAPH]

BALANCED PORTFOLIO
Commenced operations on April 4, 1997

                           1998      1999      2000
                           ----      ----      ----
                          15.09%    16.09%     -.87%

                 HIGH QUARTER   12/31/98   12.08%
                 LOW QUARTER     9/30/98   -6.73%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                                                Salomon
                                                                 Broad             60/40
                            Balanced          S&P 500         Investment          Blended
                            Portfolio          Index          Grade Index         Index*
-----------------------------------------------------------------------------------------
One Year                       -.87            -9.12             11.60             -1.11
-----------------------------------------------------------------------------------------
Since Inception 4/4/97        12.72            17.91              7.75             14.25
-----------------------------------------------------------------------------------------

* The 60/40 Blended Index is an unmanaged index comprised of 60% S&P 500 Index and 40% Salomon Broad Investment Grade Index.

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

BALANCED PORTFOLIO (Continued)


The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, equity securities may perform better or worse than fixed income securities. There is a risk that the Portfolio could invest too much or too little in an asset class, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

MULTI-ASSET-CLASS PORTFOLIO


 Generally
 at least
 65% of
 Portfolio
 assets
 invested in
 issuers
 located in
 at least 3
 countries,
 including
 the U.S.
 ------------
 Equity
 capitalization
 generally
 greater
 than
 $1 billion
 ------------
 Average
 weighted
 maturity of
 fixed
 income
 securities
 generally
 greater
 than
 5 years
 ------------
 Benchmark:
 a weighted
 blend of
 quarterly
 returns of
 50% S&P 500
 Index; 24%
 Salomon
 Broad
 Investment
 Grade
 Index; 14%
 MSCI EAFE
 Index; 6%
 Salomon
 World
 Government
 Bond  Ex-
 U.S. Index;
 and 6% CS
 First
 Boston
 Global High
 Yield Index
 ------------
 Ticker
 Symbol: Not
 Available
 ------------
 CUSIP No.:
 552-913-485
 ------------
PORTFOLIO MANAGERS
 Thomas L.
 Bennett,
 Barton M.
 Biggs,
 J. David
 Germany,
 Gary G.
 Schlarbaum
 and Horacio
 A. Valeiras
OBJECTIVE
The Multi-Asset-Class Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests in equity securities and fixed income securities of U.S. and foreign issuers in accordance with the Adviser's target allocation among certain classes. These securities may include, to a limited extent, emerging market securities. The Portfolio's equity securities generally will be issued by large corporations. The Portfolio's investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio seeks to invest in a combination of asset classes that do not move in tandem with each other, in order to improve potential return and control the Portfolio's overall risks. The Portfolio's neutral position is generally 50% domestic equity securities, 24% domestic fixed income securities, 14% foreign equity securities, 6% foreign fixed income securities and 6% high yield securities. The Adviser uses futures, swaps and other derivatives in managing the Portfolio.

PROCESS
The Adviser makes strategic judgments based on proprietary measures used to compare the relative risks and returns of stock and bond markets around the world. The Adviser's asset allocation team sets the target exposures for domestic and international equity and fixed income securities, high yield securities and cash, depending on the Adviser's appraisal of the relative attractiveness of each type of investment. The Adviser also measures various types of risk, focusing on the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flows and other fundamentals, as well as high valuations relative to the Portfolio's investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments


                                    [GRAPH]

MULTI-ASSET-CLASS PORTFOLIO
Commenced operations on June 10, 1996

                      1997      1998      1999      2000
                      ----      ----      ----      ----
                     17.21%    13.80%    16.55%    -8.57%

                 HIGH QUARTER   12/31/98   12.83%
                 LOW QUARTER     9/30/98   -8.71%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                         Multi-Asset-         Salomon Broad
                            Class     S&P 500  Investment   MSCI EAFE Blended
                          Portfolio    Index   Grade Index    Index   Index*
-----------------------------------------------------------------------------
One Year                    -8.57      -9.12      11.60      -14.17    -4.43
-----------------------------------------------------------------------------
Since Inception 6/10/96      9.87      17.72       7.78        7.24    12.45
-----------------------------------------------------------------------------

*The Blended Index is an unmanaged index comprised of 50% S&P 500 Index, 24% Salomon Broad Investment Grade Index, 14% MSCI EAFE Index, 6% Salomon World Government Bond Ex-U.S. Index and 6% CS First Boston Global High Yield Index.

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

MULTI-ASSET-CLASS PORTFOLIO (Continued)

will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS Funds

                                             Fees and Expenses of the
                                             Portfolios
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

FEES AND EXPENSES OF THE PORTFOLIOS






The Securities and Exchange Commission (the "Commission") requires all funds to disclose in the table to the right the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

---------------------------------------------------------------------------------
                                                                    Total Annual
                                 Management Distribution   Other   Fund Operating
                                    Fees    (12b-1) Fees Expenses*    Expenses
---------------------------------------------------------------------------------
Equity Portfolio                    .50%        None       .26%         .76%
---------------------------------------------------------------------------------
Mid Cap Value Portfolio             .75%        None       .27%        1.02%
---------------------------------------------------------------------------------
Value Portfolio                     .50%        None       .26%         .76%
---------------------------------------------------------------------------------
Domestic Fixed Income Portfolio    .375%        None       .28%**       .66%***
---------------------------------------------------------------------------------
Fixed Income Portfolio             .375%        None       .25%         .63%
---------------------------------------------------------------------------------
High Yield Portfolio                .45%        None       .26%         .71%
---------------------------------------------------------------------------------
Balanced Portfolio                  .45%        None       .28%         .73%
---------------------------------------------------------------------------------
Multi-Asset-Class Portfolio         .65%        None       .31%**       .96%***
---------------------------------------------------------------------------------

 Total Annual Fund Operating Expenses reflected in the table above may be higher than the expenses actually deducted from portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
 * Other Expenses include a shareholder servicing fee of 0.15%.
** Other Expenses are based on estimated amounts for the current year.
*** The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

-------------------------------------------------------------------------
                                   Total Annual Fund Operating Expenses
                                 After MAS Waiver/Reimbursement & Offsets
-------------------------------------------------------------------------
Domestic Fixed Income Portfolio                    .65%
-------------------------------------------------------------------------
Multi-Asset-Class Portfolio                        .93%
-------------------------------------------------------------------------

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

EXAMPLE
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

----------------------------------------------------------------
                                 1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------
Equity Portfolio                   $78   $243    $422      $942
----------------------------------------------------------------
Mid Cap Value Portfolio           $104   $325    $563    $1,248
----------------------------------------------------------------
Value Portfolio                    $78   $243    $422      $942
----------------------------------------------------------------
Domestic Fixed Income Portfolio    $68   $213    $372      $831
----------------------------------------------------------------
Fixed Income Portfolio             $64   $202    $351      $786
----------------------------------------------------------------
High Yield Portfolio               $73   $227    $395      $883
----------------------------------------------------------------
Balanced Portfolio                 $75   $233    $406      $906
----------------------------------------------------------------
Multi-Asset-Class Portfolio        $98   $306    $531    $1,178
----------------------------------------------------------------

                                             MAS Funds

                                             Investment Strategies and Related
                                             Risks
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

INVESTMENT STRATEGIES AND RELATED RISKS

This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries.

EQUITY SECURITIES
Equity securities include common stock, preferred stock, convertible securities, ADRs, rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. Each Portfolio may purchase shares of other investment companies subject to limits imposed by the 1940 Act and any other applicable law.

Smaller companies carry greater risk than larger companies. The securities issued by smaller companies may be less liquid. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

ADRs are U.S. - dollar denominated securities that represent claims to shares of foreign stocks. The Portfolios treat ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs--Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio's total returns during any period that the portfolio has a small asset base. As the Portfolio's assets grow, any impact of IPO investments on the Portfolio's total return may decline.

FIXED INCOME SECURITIES
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. Government securities, securities issued by federal or federally sponsored agencies ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Adjustable rate securities pay a floating or variable rate of interest. The interest rates on

                                             MAS Funds

                                             Investment Strategies and Related
                                             Risks
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


these securities will vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Some obligations carry a demand feature permitting the holder to tender them back to the issuer or to a third party at par value before maturity. Fixed income securities include inverse floaters, which are designed to respond in a targeted fashion to changes in interest rates.

Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration--The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

High Yield Securities--Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage Securities--These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

Eurobonds--Eurobonds may include bonds issued and denominated in euros (the new currency unit implemented on January 1, 1999 by the countries participating in the European Monetary Union). Eurobonds may be issued by government and corporate issuers in Europe. As a result, Eurobonds carry the foreign investment risk and currency risk discussed below.

Brady Bonds--Brady Bonds are debt obligations created as part of the restructuring of commercial bank loans to entities in emerging market countries. Brady Bonds may be collateralized or not, and may be issued in various currencies (most are U.S.-dollar denominated).

Yankee Bonds--Yankee bonds are U.S.-dollar denominated debt obligations issued by foreign governments and corporations and sold in the United States. They are considered U.S. securities for purposes of Portfolio investments, except for the Domestic Fixed Income Portfolio.

Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that

                                             MAS Funds

                                             Investment Strategies and Related
                                             Risks
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency--Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities--Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price. The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Structured investments are units representing an interest in assets

                                             MAS Funds

                                             Investment Strategies and Related
                                             Risks
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


held in a trust that is not an investment company as defined in the 1940 Act. The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (SMBS) are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs").

A Portfolio may enter into public or private over-the-counter derivatives transactions with counterparties that meet the Fund's requirements for credit quality and collateral. A Portfolio will not use derivatives to increase its level of risk above the level that could be achieved using only traditional investment securities. A Portfolio will not use derivatives as an indirect way of investing in assets that it cannot, as a matter of policy, invest in directly.

The amount that a Portfolio may invest in futures and options depends on the type of portfolio. The limitations are as follows:

Any Fixed Income Portfolio may enter into futures contracts and options on futures contracts for bona fide hedging purposes to an unlimited extent. It also can enter into futures contracts and options thereon for other purposes, provided that no more than 5% of the Portfolio's total assets at the time of the transaction are required as margin and option premiums to secure the Portfolio's obligations under such contracts.

Any Equity Portfolio or Balanced Portfolio may enter into futures contracts subject to the limitation that it cannot incur obligations to purchase securities under futures and options contracts in excess of 50% of the Portfolio's total assets. It also is subject to the limit that no more than 5% of the Portfolio's total assets at the time of the transaction may be required as margin and option premiums to secure the Portfolio's obligations under futures contracts and options thereon entered into for purposes other than bona fide hedging.

Each Portfolio may invest in certain derivatives, such as forwards, futures, options and mortgage derivatives as well as when-issued securities that require a Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. This can cause a Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. A Portfolio in that position could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

Risks of Derivatives--The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities to which they relate.

Hedging the Portfolio's currency risks involves the risks of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the

                                             MAS Funds

                                             Investment Strategies and Related
                                             Risks
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


principal or interest paid on the underlying mortgages. In addition, the yield to maturity of IOs and POs is extremely sensitive to prepayment levels. As a result, a high rate of prepayments can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

Temporary Defensive Investments
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

Portfolio Turnover
Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Nonetheless, short-term trading activities that result in high turnover rates are not incompatible with a stated objective of long-term capital growth or other long-term goals, and can lead to gains that may increase share value.

                                             MAS Funds

                                             Purchasing Shares
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

PURCHASING SHARES

Investment Class Shares are available to clients of the Adviser with combined investments of $1,000,000 and corporations or other institutions, such as trusts and foundations.

Investment Class Shares of the Portfolios may be purchased directly from MAS Funds or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing Investment Class Shares through a financial intermediary, please consult your intermediary for purchase instructions.

Investment Class Shares of each Portfolio may be purchased at the net asset value per share (NAV) next determined after we receive your purchase order.

Initial Purchase by Mail--You may open an account, subject to acceptance by MAS Funds, by completing and signing an Account Registration Form provided by MAS Funds' Client Services Group ("Client Services") and mailing it to MAS Funds c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868 together with a check payable to MAS Funds.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire--You may purchase Investment Class Shares of each Portfolio by wiring Federal Funds to the Fund's Custodian Bank, J.P. Morgan Chase & Co. ("Chase"). You should forward a completed Account Registration Form to Client Services in advance of the wire. For all Portfolios, notification must be given to Client Services at 1-800-354-8185 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to Chase using the following wire instructions:

  J.P. Morgan Chase & Co.
  1 Chase Manhattan Plaza
  New York, NY 10081
  ABA #021000021
  DDA #910-2-734143
  Attn: MAS Funds Subscription Account
  Ref: (Portfolio Name, Account Number, Account Name)

Additional Investments--You may make additional investments in Investment Class Shares (minimum additional investment $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to MAS Funds) to Client Services at the address noted under Initial Purchase by Mail or by wiring Federal Funds to Chase as outlined above. For all Portfolios, notification must be given to Client Services at 1-800-354-8185 prior to the determination of NAV.

Other Purchase Information--We may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. We may waive the minimum initial and additional investment amounts in certain cases.

Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for shares will not be issued unless you request them in writing. Certificates for fractional shares, however, will not be issued.

                                             MAS Funds

                                             Redeeming Shares
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

REDEEMING SHARES

You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of each Portfolio will be redeemed at the net asset value (NAV) next determined after we receive your redemption request in good order.

By Mail--Requests should be addressed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees. Signature guarantees are required for
(1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact Client Services for further details; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone--If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling Client Services at 1-800-354-8185 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares.

By Facsimile--Written requests in good order for redemptions, exchanges and transfers may be forwarded to the Fund via facsimile at (610) 940-5284. If you make a request via facsimile, you must call Client Services to ensure that the Fund properly received your instructions. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

We will ordinarily pay redemption proceeds within three business days after receipt of your request. We may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed, or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

                                             MAS Funds

                                             General Shareholder Information
                      [LOGO OF MORGAN STANLEY DEAN WITTER]



VALUATION OF SHARES
We determine the NAV of the following Portfolios at the following times on each day the Portfolios are open for business:

[_]Equity Portfolios as of the close of the NYSE (normally 4:00 p.m. Eastern
   Time).

[_]Fixed Income Portfolios as of one hour after the close of the bond markets
   (normally 4:00 p.m. Eastern Time).

[_]Balanced Portfolios as of the later of the close of the NYSE or one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time).

Each Portfolio values its securities at market value. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

The NAV of Investment Class Shares may differ from that of other classes because of class-specific expenses that each class may pay, the distribution fees charged to Adviser Class Shares and the shareholder servicing fees charged to Investment Class Shares.

The Fund is closed for business on weekends and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The value of portfolio securities may change on a day when you cannot purchase or redeem shares if a Portfolio invests in foreign securities that trade on days when the Fund is closed.

Exchange Privilege--You may exchange each Portfolio's Investment Class Shares for Investment Class Shares of the Fund's other Portfolios based on their respective NAVs. The exchange privilege is only available with respect to Portfolios offering Investment Class Shares that are qualified for sale in your state of residence. We charge no fee for exchanges. You should send exchange requests to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868, or by facsimile with a follow-up phone call. Exchange requests can also be made by telephone, provided the telephone redemption option has been authorized. We reserve the right to change the terms or conditions of the exchange privilege upon sixty days' notice.

Frequent trading by shareholders can disrupt management of a Portfolio and raise its expenses. Therefore, we may not accept any request for an exchange when we think the exchange privilege is being used as a tool for market timing, and we may bar a shareholder who trades excessively from making further purchases for an indefinite period.

Dividends and Distributions--The Portfolios normally distribute substantially all of their net investment income to shareholders as follows:

--------------------------------------------------------------------------------

 Portfolio                               Quarterly                                     Annually
-----------------------------------------------------------------------------------------------
Equity                                        X
-----------------------------------------------------------------------------------------------
Mid Cap Value                                                                              X
-----------------------------------------------------------------------------------------------
Value                                         X
-----------------------------------------------------------------------------------------------
Domestic Fixed Income                         X
-----------------------------------------------------------------------------------------------
Fixed Income                                  X
-----------------------------------------------------------------------------------------------
High Yield                                    X
-----------------------------------------------------------------------------------------------
Balanced                                      X
-----------------------------------------------------------------------------------------------
Multi-Asset-Class                             X
-----------------------------------------------------------------------------------------------

                                             MAS Funds

                                             General Shareholder Information
                      [LOGO OF MORGAN STANLEY DEAN WITTER]



If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify MAS Funds in writing.

Taxes--Income dividends you receive will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets.

Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. The Portfolios may be able to pass through to you for foreign tax credit purposes the amount of foreign income taxes that they paid.

Distributions paid in January but declared by a Portfolio in October, November or December of the previous year are taxable to you in the previous year.

Exchanges and redemptions of shares in a Portfolio are taxable events.

                                             MAS Funds

                                             Fund Management
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

FUND MANAGEMENT

Adviser--The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969. The Adviser is wholly-owned by subsidiaries of Morgan Stanley Dean Witter & Co., and is an investment advisory affiliate of Morgan Stanley Dean Witter Investment Management Inc. ("MSDW"). The Adviser is located at One Tower Bridge, West Conshohocken, PA 19428-0868. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2000, MSDW had in excess of $171.6 billion in assets under management.

The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The following table shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2000 fiscal year.

--------------------------------------------------------------------------------

                                  Contractual       FY 2000
                                  Compensation      Actual
                                      Rate     Compensation Rate
----------------------------------------------------------------
Equity Portfolio                      .50%            .50%
----------------------------------------------------------------
Mid Cap Value Portfolio               .75%            .75%
----------------------------------------------------------------
Value Portfolio                       .50%            .50%
----------------------------------------------------------------
Domestic Fixed Income Portfolio*     .375%           .363%
----------------------------------------------------------------
Fixed Income Portfolio               .375%           .375%
----------------------------------------------------------------
High Yield Portfolio                  .45%            .45%
----------------------------------------------------------------
Balanced Portfolio                    .45%            .45%
----------------------------------------------------------------
Multi-Asset-Class Portfolio*          .65%           .622%
----------------------------------------------------------------

* The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the Domestic Fixed Income Portfolio and the Multi-Asset-Class Portfolio to keep Total Operating Expenses from exceeding 0.65% and 0.93%, respectively.

PORTFOLIO MANAGERS
A description of the business experience during the past five years for each of the investment professionals who are primarily responsible for the day-to-day management of the Fund's portfolios is as follows:

Robert E. Angevine, Principal, MSDW and MSDW Advisors, joined Morgan Stanley Dean Witter Investment Management Inc. in 1988 as a Fixed Income Portfolio Manager. He joined the management team for the High Yield Portfolio in 1996.

Arden C. Armstrong, Managing Director, MSDW and MSDW Advisors, joined MAS in 1986. She joined the management team for the Mid Cap Growth Portfolio in 1990, the Equity Portfolio in 1994, the Small Cap Growth Portfolio in 1998 and the Mid Cap Growth II Portfolio in 2000.

W. David Armstrong, Managing Director, MSDW and MSDW Advisors, joined MSDW Investment Management as a Portfolio Manager in 1998. He served as a Senior Vice President and Manager of U.S. proprietary trading at Lehman Brothers from 1995-1997. He joined the management team for the Fixed Income and Special Purpose Fixed Income Portfolios in 2000 and the Domestic Fixed Income Portfolio in 2001.

Richard M. Behler, Principal, MSDW, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management. He joined the management team for the Value Portfolio in 1996.

Thomas L. Bennett, Managing Director, MSDW and MSDW Advisors, joined MAS in 1984. He joined the management team for the Fixed Income Portfolio in 1984, the Fixed Income II Portfolio in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992, the Multi-Asset-Class

                                             MAS Funds

                                             Fund Management
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


Portfolio in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

Barton M. Biggs, Managing Director, MSDW since 1975, Chairman of Morgan Stanley Dean Witter Investment Management Inc. since 1980 and director of Morgan Stanley Group, Inc. He is also a Managing Director of MSDW Advisors and a director and chairman of various registered investment companies to which Morgan Stanley Dean Witter Investment Management Inc. and certain of its affiliates provide investment advisory services. He joined the management team for the Multi-Asset-Class Portfolio in 1999.

Bradley S. Daniels, Vice President, MSDW, joined MAS in 1985. He joined the management team for the Small Cap Value Portfolio in 1986 and the Mid Cap Value Portfolio in 1994.

Kenneth B. Dunn, Managing Director, MSDW, joined MAS in 1987. He joined the management team for the Fixed Income Portfolio in 1987, the Special Purpose Fixed Income Portfolio in 1992 and the Multi-Market Fixed Income Portfolio in 1997.

Steven Epstein, Principal, MSDW, joined MAS as a Financial Analyst in 1996. He attended the Wharton School, University of Pennsylvania, from 1994-1996, receiving an MBA. He joined the management team for the Equity Portfolio in 2000 and the Value Portfolio in 2001.

Stephen F. Esser, Managing Director, MSDW and MSDW Advisors, joined MAS in 1988. He joined the management team for the High Yield Portfolio in 1989 and the Multi-Market Fixed Income Portfolio in 1997.

William B. Gerlach, Managing Director, MSDW, joined MAS in 1991. He served as a Research Associate from 1991 to 1996 and has served as an Equity Portfolio Manager since 1996. He joined the management team for the Small Cap Value and Mid Cap Value Portfolios in 1996.

J. David Germany, Managing Director, MSDW, joined MAS in 1991. He joined the management team for the Global Fixed Income and International Fixed Income Portfolios in 1993, the Multi-Asset-Class Portfolio in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

James J. Jolinger, Principal, MSDW, joined MAS in 1994. He served as an Equity Analyst from 1994 to 1997, and has served as an Equity Portfolio Manager and Director of Research since 1997. He joined the management team for the Equity Portfolio in 1997.

Vitaly V. Korchevsky, Vice President, MSDW, joined MAS as a Portfolio Manager in 1999. He served as an Analyst/Portfolio Manager for Gardner Lewis Asset Management from 1998-1999, and as a Portfolio Manager for Crestar Asset Management Co. from 1995-1998. He joined the management team for the Mid Cap Value and Small Cap Value Portfolios in 2000.

Brian Kramp, Principal, MSDW, joined MAS in 1997. He served as
Analyst/Portfolio Manager for Meridian Asset Management and its successor, CoreStates Investment Advisors, from 1985 to 1997. He joined the management team for the Equity Portfolio in 1998 and the Value Portfolio in 2001.

Gordon W. Loery, Principal, MSDW and MSDW Advisors, joined MAS in 1996. He served as a Fixed Income Analyst at Morgan Stanley Asset Management Inc. from 1990 to 1996. He joined the management team for the High Yield Portfolio in 1999.

Deanna L. Loughnane, Principal, MSDW and MSDW Advisors, joined MAS as a Financial Analyst in 1997. She served as a Vice President and Senior Corporate Bond Analyst for Putnam Investments from 1993-1997. She joined the management team for the High Yield Portfolio in 2000.

Angelo G. Manioudakis, Principal, MSDW and MSDW Advisors, joined MAS in 1993. He served as a Fixed Income Analyst from 1993 to 1995. From 1995 to 1998, he served as a Fixed Income Portfolio manager. He joined the

                                             MAS Funds

                                             Fund Management
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


management team for the Intermediate Duration Portfolio in 1998, and the Domestic Fixed Income and Fixed Income II Portfolios in 2000.

Scott F. Richard, Managing Director, MSDW and MSDW Advisors, joined MAS in 1992. He joined the management team for the Limited Duration, Intermediate Duration and Advisory Mortgage Portfolios in 1995, the Targeted Duration Portfolio in 1998 and the Domestic Fixed Income and Fixed Income II Portfolios in 2000.

Eric F. Scharpf, Vice President, MSDW, joined MAS as a Financial Analyst in 1997. He attended the Wharton School, University of Pennsylvania, from 1995-1997, receiving an MBA, and served as a Financial Analyst for Salomon Brothers from 1993-1995. He joined the management team for the Equity Portfolio in 2000 and the Value Portfolio in 2001.

Gary G. Schlarbaum, Managing Director, MSDW and MSDW Advisors; Director, MAS Fund Distribution, Inc., joined MAS in 1987. He joined the management team for the Equity and Small Cap Value Portfolios in 1987, the Balanced Portfolio in 1992 and the Multi-Asset-Class and Mid Cap Value Portfolios in 1994.

Roberto M. Sella, Managing Director, MSDW, joined MAS in 1992. He served as a Financial Analyst from 1992-1998, and as a Portfolio Manager beginning in 1998. He joined the management team for the Fixed Income and Special Purpose Fixed Income Portfolios in 2000.

Horacio A. Valeiras, Managing Director, MSDW, joined MAS in 1992. He joined the management team for the Multi-Asset-Class Portfolio in 1994 and the Balanced Portfolio in 1996.

Distributor
Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc. ("MASDI"), a wholly-owned subsidiary of the Adviser. MASDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

Service Plan
The Fund has adopted a Service Plan (the "Service Plan") for each Portfolio's Investment Class Shares. Under the Service Plan, each Portfolio pays the Distributor a monthly shareholder servicing fee at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to Investment Class Shares. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Investment Class Shares. Shareholder servicing fees are separate fees of the Investment Class Shares of each Portfolio and will reduce the net investment income and total return of the Investment Class Shares of these Portfolios.

                                             MAS Funds

                                             Financial Highlights
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information for the year 2000 has been extracted from the Fund's financial statements which were audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September 30, 2000 Annual Report to Shareholders. The information for periods ended prior to September 30, 2000 was audited by PricewaterhouseCoopers LLP.

The Investment Class Shares of the Domestic Fixed Income Portfolio had not commenced operations as of September 30, 2000. Therefore, Institutional Class Share financial information is provided to investors for informational purposes only and should be referred to as an historical guide to the Portfolio's operations and expenses. Past performance does not indicate future results.

--------------------------------------------------------------------------------

                                          Net Gains or
           Net Asset                         Losses                            Dividend        Capital Gain
             Value-           Net        on Securities     Total from       Distributions      Distributions
           Beginning      Investment     (realized and     Investment      (net investment     (realized net        Other
           of Period        Income        unrealized)      Activities          income)        capital gains)    Distributions
 ----------------------------------------------------------------------------------------------------------------------------

  Equity Portfolio (Commencement of Investment Class Operations 04/10/96 through 06/01/00)
  2000***   $      19.80    $      0.01            $3.21            $3.22            ($0.02)      ($      6.07)      -
  1999             20.42           0.07             5.27             5.34             (0.13)             (5.83)      -
  1998             29.42           0.20            (1.03)           (0.83)            (0.24)             (7.93)      -
  1997             25.66           0.34             8.17             8.51             (0.35)             (4.40)      -
  1996             24.31           0.22             1.24             1.46             (0.11)              -          -
 ----------------------------------------------------------------------------------------------------------------------------

  Mid Cap Value Portfolio (Commencement of Investment Class Operations 05/10/96)
  2000      $      21.80    $      0.03            $5.75            $5.78      ($      0.04)      ($      2.57)      -
  1999+++          18.05           0.09             5.00             5.09             (0.03)             (1.31)      -
  1998+++          21.75           0.05            (1.53)           (1.48)            (0.03)             (2.19)      -
  1997+++          14.48           0.01             8.36             8.37             (0.09)             (1.01)      -
  1996             13.77           0.04             0.67             0.71              -                  -          -
 ----------------------------------------------------------------------------------------------------------------------------

  Value Portfolio (Commencement of Investment Class Operations 05/06/96)
  2000      $      13.58    $      0.15            $0.94            $1.09            ($0.15)      ($      1.27)    ($0.39)
  1999+++          15.15           0.19             1.12             1.31             (0.27)             (2.61)      -
  1998             20.36           0.31            (3.38)           (3.07)            (0.33)             (1.81)      -
  1997+++          15.60           0.31             5.75             6.06             (0.27)             (1.03)      -
  1996             14.97           0.12             0.59             0.71             (0.08)              -          -
 ----------------------------------------------------------------------------------------------------------------------------

  Domestic Fixed Income Portfolio (Commencement of Institutional Class Operations 09/29/87)
  2000      $      10.55    $      0.71           ($0.12)           $0.59            ($0.68)              -          -
  1999             11.40           0.71            (0.83)           (0.12)            (0.52)              -         (0.21)#
  1998             11.27           0.73             0.32             1.05             (0.79)             (0.13)      -
  1997             10.89           0.74             0.33             1.07             (0.67)             (0.02)      -
  1996             11.03           0.56            (0.09)            0.47             (0.57)              -         (0.04)#
 ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             MAS Funds

                                             Financial Highlights
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


--------------------------------------------------------------------------------


                                            Net Assets-  Ratio of    Ratio of
                       Net Asset              End of     Expenses   Net Income Portfolio
         Total          Value-      Total     Period    to Average  to Average Turnover
     Distributions   End of Period Return** (thousands) Net Assets+ Net Assets   Rate
----------------------------------------------------------------------------------------

        ($6.09)         $16.93       10.30%  $     --      0.76%       0.08%      211%
         (5.96)          19.80       29.92        986      0.77        0.52       103
         (8.17)          20.42       (2.78)     2,029      0.76        0.78        77
         (4.75)          29.42       38.12      2,354      0.80++      1.12        85
         (0.11)          25.66        6.02        113      0.75*       1.83*       67
----------------------------------------------------------------------------------------

        ($2.61)         $24.97       29.25%   $29,593      1.02%       0.14%      226%
         (1.34)          21.80       29.30     25,197      1.02        0.42       244
         (2.22)          18.05       (7.08)    18,861      1.05        0.25       213
         (1.10)          21.75       61.05      1,238      1.09++      0.04       184
            --           14.48        5.16        127      1.03*++     0.86*      377
----------------------------------------------------------------------------------------

        ($1.81)         $12.86        9.50%    $4,069      0.76%       1.19%       50%
         (2.88)          13.58        8.20      9,673      0.78        1.25        53
         (2.14)          15.15      (16.55)    24,527      0.75        1.62        56
         (1.30)          20.36       41.01     29,847      0.80++      1.75        46
         (0.08)          15.60        4.78      9,244      0.76*       2.05*       53
----------------------------------------------------------------------------------------

        ($0.68)         $10.46        5.88%  $181,884      0.51%       6.86%       51%
         (0.73)          10.55      (1.12)    189,860      0.51        6.09       115
         (0.92)          11.40        9.83     76,042      0.51++      6.32       145
         (0.69)          11.27       10.20     96,954      0.51++      6.48       217
         (0.61)          10.89        4.41     95,362      0.52++      5.73       168
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             MAS Funds

                                             Financial Highlights
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


--------------------------------------------------------------------------------

                                Net Gains or                             Capital Gain
           Net Asset               Losses                   Dividend     Distributions
            Value-      Net     on Securities Total from  Distributions  (realized net
           Beginning Investment (realized and Investment (net investment    capital        Other
           of Period   Income    unrealized)  Activities     income)        gains)     Distributions
 ---------------------------------------------------------------------------------------------------

  Fixed Income Portfolio (Commencement of Investment Class Operations 10/15/96)
  2000      $11.27     $0.76       ($0.03)       $0.73       ($0.75)          -             -
  1999+++    12.22      0.76        (0.72)        0.04        (0.69)          -            (0.30)#
  1998+++    12.22      0.76         0.14         0.90        (0.73)         (0.17)         -
  1997+++    11.80      0.75         0.40         1.15        (0.60)         (0.13)         -
 ---------------------------------------------------------------------------------------------------

  High Yield Portfolio (Commencement of Investment Class Operations 05/21/96)
  2000       $8.78     $0.88       ($0.89)      ($0.01)      ($0.90)          -             -
  1999+++     9.00      0.85        (0.10)        0.75        (0.78)         (0.04)        (0.15)#
  1998+++    10.16      0.83        (0.93)       (0.10)       (0.80)         (0.26)         -
  1997+++     9.31      0.84         0.88         1.72        (0.84)         (0.03)         -
  1996        9.06      0.31         0.16         0.47        (0.22)          -             -
 ---------------------------------------------------------------------------------------------------

  Balanced Portfolio (Commencement of Investment Class Operations 04/04/97)
  2000      $13.82     $0.42        $1.45        $1.87       ($0.43)        ($1.89)         -
  1999+++    13.45      0.42         1.72         2.14        (0.41)         (1.36)         -
  1998+++    15.30      0.46        (0.13)        0.33        (0.46)         (1.72)         -
  1997       13.11      0.30         2.09         2.39        (0.20)          -             -
 ---------------------------------------------------------------------------------------------------

  Multi-Asset-Class Portfolio (Commencement of Investment Class Operations 6/10/96)
  2000      $12.41     $0.33        $0.60        $0.93       ($0.30)        ($1.36)       ($0.10)
  1999       11.74      0.35         1.62         1.97        (0.34)         (0.96)         -
  1998+++    13.63      0.36        (0.45)       (0.09)       (0.31)         (1.49)         -
  1997+++    12.27      0.36         2.57         2.93        (0.49)         (1.08)         -
  1996       12.17      0.13         0.08         0.21        (0.11)          -             -
 ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL HIGHLIGHTS

   * Annualized
 ** Total return figures for partial years are not annualized.
  *** Amounts for the period from October 1, 1999 to June 1, 2000 are unaudited.
   # Represents distribution in excess of net realized gains.
   + For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.

  -----------------------------------------------------------------------
    Portfolio                 1996           1997          1998          1999          2000
  -----------------------------------------------------------------------
   Equity                     0.75%*         0.80%         0.74%         0.75%         0.76%
  -----------------------------------------------------------------------
   Mid Cap Value              1.03*          1.07          1.03          1.01          1.00
  -----------------------------------------------------------------------
   Value                      0.75*          0.79          0.74          0.77          0.75
  -----------------------------------------------------------------------
   Domestic Fixed Income      0.50           0.50          0.50          0.49          0.50
  -----------------------------------------------------------------------
   Fixed Income               -              0.65*         0.62          0.62          0.62
  -----------------------------------------------------------------------
   High Yield                 0.61*          0.69          0.63          0.63          0.70
  -----------------------------------------------------------------------
   Balanced                                  0.70*         0.72          0.72          0.72
  -----------------------------------------------------------------------
   Multi-Asset-Class          0.73*          0.96          0.93          0.93          0.93
  -----------------------------------------------------------------------

                                             MAS Funds

                                             Financial Highlights
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


--------------------------------------------------------------------------------


                     Net Asset           Net Assets-  Ratio of    Ratio of
                      Value-               End of     Expenses   Net Income Portfolio
         Total        End of    Total      Period    to Average  to Average Turnover
     Distributions    Period   Return**  (thousands) Net Assets+ Net Assets   Rate
-------------------------------------------------------------------------------------

        ($0.75)       $11.25     6.84%     $63,944      0.63%       6.89%       62%
         (0.99)        11.27     0.24       39,165      0.63        6.50       103
         (0.90)        12.22     7.72       48,944      0.63        6.31       121
         (0.73)        12.22    10.07        9,527      0.66*++     6.57*      179
-------------------------------------------------------------------------------------

        ($0.90)        $7.87    (0.40%)    $10,151      0.71%      10.43%       55%
         (0.97)         8.78     8.67        7,041      0.64        9.50        45
         (1.06)         9.00    (1.37)      11,262      0.65        8.58        75
         (0.87)        10.16    19.77       10,916      0.70++      8.84        96
         (0.22)         9.31     5.34        5,139      0.62*      11.06*      115
-------------------------------------------------------------------------------------

        ($2.32)       $13.37    14.59%      $8,085      0.73%       3.13%      162%
         (1.77)        13.82    16.84          208      0.74        3.03       111
         (2.18)        13.45     2.56          445      0.74        3.24       100
         (0.20)        15.30    18.40        3,943      0.73*       3.32*      145
-------------------------------------------------------------------------------------

        ($1.76)       $11.58     7.54%      $5,565      0.93%       2.77%      152%
         (1.30)        12.41    17.53        7,246      0.93++      2.72       101
         (1.80)        11.74    (0.61)       6,233      0.93++      2.86       107
         (1.57)        13.63    26.32        5,075      0.96++      2.85       141
         (0.11)        12.27     1.75        3,074      0.73*++     3.68*      122
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   ++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and/or reimbursed expenses totaled the below listed amounts.

   -----------------------------------------------------------------------
                     Voluntarily waived and/or reimbursed expenses for:
   -----------------------------------------------------------------------
     Portfolio        1996         1997        1998        1999        2000
   -----------------------------------------------------------------------
    Equity               -            1.28%       -           -           -
   -----------------------------------------------------------------------
    Mid Cap Value        0.14%*       4.60        -           -           -
   -----------------------------------------------------------------------
    Value                -            0.09        -           -           -
   -----------------------------------------------------------------------
    Domestic
     Fixed Income        0.01         0.01        0.01%       -           0.01%
   -----------------------------------------------------------------------
    Fixed Income         -            0.12*       -           -           -
   -----------------------------------------------------------------------
    High Yield           -            0.22        -           -           -
   -----------------------------------------------------------------------
    Multi-Asset-
     Class               0.08*        0.55        0.04        0.02%       0.03
   -----------------------------------------------------------------------

   +++ Per share amounts for the year are based on average shares outstanding.

                                             MAS Funds

                                             Investment Class Prospectus
[LOGO OF MORGAN STANLEY DEAN WITTER]

JANUARY 31, 2001
Where to find Additional Information


In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 2001, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") which contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary. Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090); (2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or
(4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

MAS Funds

One Tower Bridge,
West Conshohocken, PA 19428-0868.

For Shareholder Inquiries,
call Client Services at 1-800-354-8185.

Prices and Investment Results are available at 1-800-522-1525.
Trustees of the Fund
                              --------------------

                          Thomas L. Bennett, Chairman

                               Thomas P. Gerrity

                                Joseph P. Healey

                                Joseph J. Kearns

                               Vincent R. McLean

                              C. Oscar Morong, Jr.

                                 James H. Scott

OFFICERS OF THE FUND
                              --------------------

                                Lorraine Truten,
                                   President

                                James A. Gallo,
                           Vice President & Treasurer

                               Richard J. Shoch,
                                   Secretary




                                                            902-prosmasinvt-0101

                                             ADVISER CLASS PROSPECTUS
[LOGO OF MORGAN STANLEY DEAN WITTER]


MAS FUNDS

January 31, 2001

MAS Funds (the "Fund") is a no-load mutual fund consisting of 30 different investment portfolios, 12 of which are described in this prospectus. Miller Anderson & Sherrerd, LLP (the "Adviser"), an investment advisory affiliate of Morgan Stanley Dean Witter Investment Management Inc., is the Fund's investment adviser. This prospectus offers Adviser Class Shares of the following portfolios (each a "Portfolio" and collectively the "Portfolios"):
-------------------------------------------------------------------------------


Equity Portfolios

Equity Portfolio
Mid Cap Growth Portfolio
Mid Cap Growth II Portfolio
Mid Cap Value Portfolio
Small Cap Value Portfolio
Value Portfolio
-------------------------------------------------------------------------------


Fixed Income Portfolios

Domestic Fixed Income Portfolio
Fixed Income Portfolio
High Yield Portfolio
-------------------------------------------------------------------------------


Balanced Portfolios

Balanced Portfolio
Multi-Asset-Class Portfolio
-------------------------------------------------------------------------------


CLIENT SERVICES:
1-800-354-8185

PRICES AND INVESTMENT RESULTS:
1-800-522-1525

INVESTMENT ADVISER
MILLER ANDERSON & SHERRERD, LLP

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


INVESTMENT SUMMARY    1
-----------------------
EQUITY PORTFOLIOS
-----------------------
Equity                2
-----------------------
Mid Cap Growth        3
-----------------------
Mid Cap Growth II     5
-----------------------
Mid Cap Value         6
-----------------------
Small Cap Growth      7
-----------------------
Small Cap Value       9
-----------------------
Value                10
-----------------------

FIXED INCOME PORTFOLIOS
----------------------------
Domestic Fixed Income     11
----------------------------
Fixed Income              13
----------------------------
High Yield                15
----------------------------
BALANCED PORTFOLIOS
----------------------------
Balanced                  17
----------------------------
Multi-Asset-Class         19
----------------------------

FEES AND EXPENSES OF THE PORTFOLIOS       21
--------------------------------------------
INVESTMENT STRATEGIES AND RELATED RISKS   23
--------------------------------------------
PURCHASING SHARES                         28
--------------------------------------------
REDEEMING SHARES                          29
--------------------------------------------
GENERAL SHAREHOLDER INFORMATION           30
--------------------------------------------
FUND MANAGEMENT                           32
--------------------------------------------
FINANCIAL HIGHLIGHTS                      36
--------------------------------------------

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


This section explains each Portfolio's:

 . Investment Objective
 . Principal Investment Strategy
 . Principal Risks

INVESTOR SUITABILITY
The Portfolios may be suitable for long-term investors who can accept the risks of investing in the stock and bond markets.

The Portfolios are designed principally for investment by fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others.

While the Portfolios consider whether their securities transactions will generate distributions taxable at capital gain or ordinary income rates, minimizing such taxes is not a principal investment strategy.

Each Portfolio in this prospectus is a diversified fund for purposes of the Investment Company Act of 1940 ("1940 Act") and complies with the diversification requirements of the Internal Revenue Code.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

Equity Portfolio


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks
 ------------
 Equity
 capitalization
 generally
 greater
 than $5
 billion
 ------------
 Benchmark:
 S&P 500
 Index
 ------------
 Ticker
 Symbol: Not
 Available
 ------------
 CUSIP No.:
 552-913-345
 ------------
 PORTFOLIO
 MANAGERS
 Arden C.
 Armstrong,
 Steven
 Epstein,
 James J.
 Jolinger,
 Brian
 Kramp,
 Eric F.
 Scharpf and
 Gary
 G. Schlarbaum
OBJECTIVE
The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in common stocks of large U.S. companies. The Portfolio invests, to a limited extent, in stocks of small companies and foreign equity securities.

PROCESS
The Adviser assigns each member of the portfolio management team to specific "value" or "growth" sectors. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser seeks to diversify the Portfolio's investments across market sectors, and to obtain the best values within each sector. In determining whether securities should be sold, the Adviser considers factors such as deteriorating fundamentals and relative valuation.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [GRAPH]

EQUITY PORTFOLIO
Commenced operations on January 16, 1998

                                1999     28.39%
                                2000     -9.50%

              HIGH QUARTER   12/31/99   19.99%
              LOW QUARTER     9/30/99   -9.64%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                            Equity                                       S&P 500
                                           Portfolio                                      Index
------------------------------------------------------------------------------------------------
One Year                                     -9.50                                        -9.12
------------------------------------------------------------------------------------------------
Since Inception 1/16/98                      12.31                                        12.77

The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
                      [LOGO OF MORGAN STANLEY DEAN WITTER]



 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks of
 mid cap
 companies
 ------------
 Equity
 capitalization
 generally
 matching
 the
 benchmark
 (currently
 $1 billion
 to
 $15 billion)
 ------------
 Benchmark:
 S&P MidCap
 400 Index
 ------------
 Ticker
 Symbol:
 MACGX
 ------------
 CUSIP No.:
 552-913-436
 ------------
 PORTFOLIO
 MANAGERS
 Arden C.
 Armstrong,
 David P.
 Chu and
 Steven B.
 Chulik
OBJECTIVE
The Mid Cap Growth Portfolio seeks long-term capital growth.

APPROACH
The Portfolio invests primarily in common stocks of companies with capitalizations in the range of companies included in the S&P MidCap 400 Index. The Adviser focuses on companies that demonstrate one or more of the following characteristics: high earnings growth rates, growth stability, rising profitability and the ability to produce earnings that beat market expectations. The Portfolio may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. The Portfolio may invest, to a limited extent, in foreign equity securities.

PROCESS
The Adviser uses a proprietary quantitative screen to sort stocks based on revisions to analysts' earnings predictions. The Adviser then researches companies that pass the screen. The Adviser also evaluates market valuations to eliminate the most overvalued stocks. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser follows a strict sell discipline, selling stocks when their earnings revision scores fall to unacceptable levels, when research reveals unfavorable trends or when their market valuations exceed levels that are reasonable in relation to their growth prospects.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Some market conditions may favor growth stocks or stocks of mid-sized companies, while other conditions may favor value stocks or stocks of larger or smaller companies.

The Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. In addition, the Adviser cannot guarantee continued access to IPOs.

                            Mid Cap Growth Portfolio

                                    [GRAPH]

MID CAP GROWTH PORTFOLIO
Commenced operations on January 31, 1997

                                1998     37.00%
                                1999     67.89%
                                2000     -7.57%

            HIGH QUARTER                             LOW QUARTER
              12/31/99                                 9/30/98
               39.22%                                  -19.21%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                          Mid Cap
                                          Growth                                   S&P Midcap
                                         Portfolio                                 400 Index
---------------------------------------------------------------------------------------------
One Year                                   -7.57                                     17.50
---------------------------------------------------------------------------------------------
Since Inception 1/31/97                    29.45                                     20.07
---------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

Mid Cap Growth Portfolio (Continued)

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

Mid Cap Growth II Portfolio


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks of
 mid cap
 companies
 ------------
 Equity
 capitalization
 generally
 matching
 the
 benchmark
 (currently
 $100
 million to
 $50
 billion)
 ------------
 Benchmark:
 Russell Mid
 Cap Growth
 Index
 ------------
 Ticker
 Symbol: Not
 Available
 ------------
 CUSIP No.:
 552-913-162
 ------------
 PORTFOLIO
 MANAGERS
 Arden C.
 Armstrong,
 David P.
 Chu and
 Steven B.
 Chulik
OBJECTIVE
The Mid Cap Growth II Portfolio seeks long-term capital growth.

APPROACH
The Portfolio invests primarily in common stocks of companies with capitalizations in the range of companies included in the Russell Mid Cap Growth Index. The Adviser focuses on companies that demonstrate one or more of the following characteristics: high earnings growth rates, growth stability, rising profitability and the ability to produce earnings that beat market expectations. The Portfolio may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. The Portfolio may invest, to a limited extent, in foreign equity securities.

PROCESS
The Adviser uses a proprietary quantitative screen to sort stocks based on revisions to analysts' earnings predictions. The Adviser then researches companies that pass the screen. The Advisor also evaluates market valuations to eliminate the most overvalued stocks. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser follows a strict sell discipline, selling stocks when earnings estimates fall, when research reveals unfavorable trends or when their market valuations exceed levels that are reasonable in relation to their growth prospects.
                                    Process

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Technology stocks, which are a significant component of the Portfolio's benchmark, can be more volatile than the market as a whole. The Portfolio's performance volatility at any point in time may be investment in technology stocks. The securities issued by smaller companies may be less liquid. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. Some market conditions may favor growth stocks or stocks of mid-sized companies, while other conditions may favor value stocks or stocks of larger or smaller companies.

The Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. In addition, the Adviser cannot guarantee continued access to IPOs.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

PERFORMANCE INFORMATION
No performance information is provided because the Mid Cap Growth II Portfolio has not been in operation for a full calendar year.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

Mid Cap Value Portfolio


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks of
 mid cap
 companies
 ------------
 Equity
 capitalization
 generally
 matching
 the
 benchmark
 (currently
 $1 billion
 to $15
 billion)
 ------------
 Benchmark:
 S&P MidCap
 400 Index
 ------------
 Ticker
 Symbol:
 MMCAX
 ------------
 CUSIP No.:
 552-913-337
 ------------
 PORTFOLIO
 MANAGERS
 Bradley S.
 Daniels,
 William B.
 Gerlach,
 Vitaly V.
 Korchevsky
 and Gary G.
 Schlarbaum
OBJECTIVE
The Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in common stocks of companies with capitalizations in the range of companies included in the S&P MidCap 400 Index. The Portfolio may purchase stocks that typically do not pay dividends.

PROCESS
The Adviser analyzes securities to identify stocks that are undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the S&P MidCap 400 Index. For example, if the energy sector represents 10% of the S&P MidCap 400 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets. There are more than a dozen sectors represented in the S&P MidCap 400 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Some market conditions may favor value stocks or stocks of mid-sized companies, while other conditions may favor growth stocks or stocks of larger or smaller companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guidelines for sector weightings may result in significant exposure to one or more sectors.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.
                                    [GRAPH]

MID CAP VALUE PORTFOLIO
Commenced operations on July 17, 1998
                                1999     19.56%
                                2000     11.59%

              HIGH QUARTER                            LOW QUARTER
               6/30/99                                  9/30/99
                17.65%                                  -6.82%
AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                       Mid Cap Value                             S&P MidCap
                                         Portfolio                               400 Index
-------------------------------------------------------------------------------------------
One Year                                   11.59                                   17.50
-------------------------------------------------------------------------------------------
Since Inception 7/17/98                    13.19                                   15.31
-------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

Small Cap Growth Portfolio


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks of
 small cap
 companies
 ------------
 Equity
 capitalization
 range:
 Generally
 $250
 million to
 $2.5
 billion
 ------------
 Benchmark:
 Russell
 2000 Index
 ------------
 Ticker
 Symbol:
 MCPAX
 ------------
 CUSIP No.:
 552-913-188
 ------------
 PORTFOLIO
 MANAGERS
 Arden C.
 Armstrong,
 David P.
 Chu and
 Steven B.
 Chulik
OBJECTIVE
The Small Cap Growth Portfolio seeks long-term capital growth.

APPROACH
The Portfolio invests primarily in common stocks of companies with capitalizations in the range of companies included in the Russell 2000 Index. The Adviser focuses on companies that demonstrate one or more of the following characteristics: high earnings growth rates, growth stability, rising profitability and the ability to produce earnings that beat market expectations. The Portfolio may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. The Portfolio may invest, to a limited extent, in foreign equity securities.

PROCESS
The Adviser uses a proprietary quantitative screen to sort stocks based on revisions to analysts' earnings predictions. The Adviser then researches companies that pass the screen. The Advisor also evaluates market valuations to eliminate the most overvalued stocks. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser follows a strict sell discipline, selling stocks when their earnings revision scores fall to unacceptable levels, when research reveals unfavorable trends or when their market valuations exceed levels that are reasonable in relation to their growth prospects.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in small companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Some market conditions may favor growth stocks or stocks of small companies, while other conditions may favor value stocks or stocks of larger companies.

The Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. Recent market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. A significant portion of the Portfolio's performance to date is related to its investment in IPOs. However, the Adviser cannot guarantee continued access to IPOs, or the Portfolio's ability to profit from them.
                                    [GRAPH]

SMALL CAP GROWTH PORTFOLIO
Commenced operations on June 30, 1998


                                1999    313.91%
                                2000    -18.96%

             HIGH QUARTER                            LOW QUARTER
               12/31/99                               12/31/00
                69.51%                                 -23.81%
AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                        Small Cap                             Russell 2000
                                     Growth Portfolio                            Index
------------------------------------------------------------------------------------------
One Year                                  -18.96                                 -3.02
------------------------------------------------------------------------------------------
Since Inception 6/30/98                    81.26                                  3.58
------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Adviser Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

SMALL CAP GROWTH PORTFOLIO


Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

SMALL CAP VALUE PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks of
 small cap
 companies
 ------------
 Equity
 capitalization
 generally
 matching
 the
 benchmark
 (currently
 $100
 million to
 $2.5
 billion)
 ------------
 Benchmark:
 Russell
 2000 Index
 ------------
 Ticker
 Symbol:
 MCVAX
 ------------
 CUSIP No.:
 552-913-261
 ------------
 PORTFOLIO
 MANAGERS
 Bradley S.
 Daniels,
 William B.
 Gerlach,
 Vitaly V.
 Korchevsky
 and Gary G.
 Schlarbaum
OBJECTIVE
The Small Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in common stocks of companies with equity capitalizations in the range of companies included in the Russell 2000 Index. The Portfolio may purchase stocks that typically do not pay dividends.

PROCESS
The Adviser analyzes securities to identify stocks that are undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the Russell 2000 Index. For example, if the energy sector represents 10% of the Russell 2000 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets. There are more than a dozen sectors represented in the Russell 2000 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Some market conditions may favor value stocks or stocks of small companies, while other conditions may favor growth stocks or stocks of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more sectors.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.
                                    [GRAPH]

SMALL CAP VALUE PORTFOLIO
Commenced operations on January 22, 1999

                                2000     3.27%

               HIGH QUARTER   3/31/00    14.85%
               LOW QUARTER    6/30/00   -10.43%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                         Small Cap                               Russell
                                      Value Portfolio                           2000 Index
------------------------------------------------------------------------------------------
One Year                                    3.27                                  -3.02
------------------------------------------------------------------------------------------
Since Inception 1/22/99                    14.59                                   8.61
------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

VALUE PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks
 ------------
 Equity
 capitalization
 generally
 greater
 than $2.5
 billion
 ------------
 Benchmark:
 S&P 500
 Index
 ------------
 Ticker
 Symbol:
 MPVAX
 ------------
 CUSIP No.:
 552-913-451
 ------------
 PORTFOLIO
 MANAGERS
 Richard M.
 Behler,
 Steven
 Epstein,
 Brian Kramp
 and
 Eric F.
 Scharpf
OBJECTIVE
The Value Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in common stocks of companies with equity capitalizations greater than $2.5 billion. The Portfolio focuses on stocks that are undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities.

PROCESS
The Adviser selects investments through a three part analysis. The Adviser identifies stocks with low price/earnings ratios. The Adviser then applies fundamental analysis and its investment judgment to determine which of those securities are the most attractive. Finally, the Adviser may favor securities of companies that are in undervalued industries. The Adviser employs a formal sell discipline, under which the Portfolio sells securities when their price/earnings ratios rise.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Some market conditions may favor value stocks, while other conditions may favor growth stocks. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [GRAPH]

VALUE PORTFOLIO
Commenced operations on July 17,1996

                                1997     22.99%
                                1998     -3.11%
                                1999     -2.34%
                                2000     23.20%

           HIGH QUARTER                              LOW QUARTER
             12/31/00                                  9/30/98
              15.68%                                   -19.10%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                     Value Portfolio                         S&P 500 Index
------------------------------------------------------------------------------------------
One Year                                  23.20                                  -9.12
------------------------------------------------------------------------------------------
Since Inception 7/17/96                   13.74                                  19.66

The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

DOMESTIC FIXED INCOME PORTFOLIO


 100% U.S.
 issuers
 ------------
 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 ------------
 At least
 80% of
 fixed
 income
 securities
 rated A or
 higher (or
 equivalent)
 at time of
 purchase
 ------------
 Up to 20%
 of fixed
 income
 securities
 rated BBB
 (or
 equivalent)
 at time of
 purchase
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than 5
 years
 ------------
 May invest
 over 50% in
 mortgage
 securities
 ------------
 Benchmark:
 Salomon
 Broad
 Investment
 Grade Index
 ------------
 Ticker Symbol:
 Not
 Available
 ------------
 CUSIP No.:
 552-913-279
 ------------
 PORTFOLIO
 MANAGERS
 W. David
 Armstrong,
 Angelo G.
 Manioudakis
 and Scott
 F. Richard
OBJECTIVE
The Domestic Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to the benchmark. The Portfolio invests exclusively in securities issued by U.S.- based entities that carry an investment grade rating at the time of purchase. The Adviser may use futures, swaps and other types of derivatives in managing the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. Government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while balancing the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if

                                    [GRAPH]

DOMESTIC FIXED INCOME PORTFOLIO
Commenced operations on March 1, 1999


                                2000     10.30%

             HIGH QUARTER                                LOW QUARTER

               12/31/00                                    3/31/00
                 4.15%                                      .88%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                Domestic Fixed                    Salomon Broad
                               Income Portfolio               Investment Grade Index
------------------------------------------------------------------------------------
One Year                            10.30                             11.60
------------------------------------------------------------------------------------
Since Inception 3/1/99               5.14                              6.51
------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

DOMESTIC FIXED INCOME PORTFOLIO (Continued)

prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

FIXED INCOME PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than 5
 years
 ------------
 At least
 80%
 investment
 grade
 securities
 at time of
 purchase
 ------------
 Up to 20%
 high yield
 securities
 at time of
 purchase
 ------------
 May invest
 over 50% in
 mortgage
 securities
 ------------
 Benchmark:
 Salomon
 Broad
 Investment
 Grade Index
 ------------
 Ticker
 Symbol:
 MFXAX
 ------------
 CUSIP No:
 552-913-444
 ------------
 PORTFOLIO
 MANAGERS
 W. David
 Armstrong,
 Thomas L.
 Bennett,
 Kenneth B.
 Dunn and
 Roberto M.
 Sella
OBJECTIVE
The Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio ordinarily will maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to the benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Adviser may use futures, swaps and other types of derivatives in managing the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while balancing the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.


                                    [GRAPH]

FIXED INCOME PORTFOLIO
Commenced operations on November 7, 1996

                                1997      9.34%
                                1998      6.63%
                                1999     -0.84%
                                2000     10.58%

               HIGH QUARTER   6/30/97    3.98%
               LOW QUARTER    6/30/99   -1.57%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                  Fixed Income                       Salomon Broad
                                   Portfolio                     Investment Grade Index
---------------------------------------------------------------------------------------
One Year                             10.58                               11.60
---------------------------------------------------------------------------------------
Since Inception 11/7/96               6.26                                6.96
---------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

FIXED INCOME PORTFOLIO (Continued)

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

HIGH YIELD PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 high yield
 securities
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than 5
 years
 ------------
 Benchmark:
 CS First
 Boston
 Global High
 Yield Index
 ------------
 Ticker
 Symbol:
 MAHYX
 ------------
 CUSIP No.:
 552-913-428
 ------------
 PORTFOLIO
 MANAGERS
 Robert E.
 Angevine,
 Stephen F.
 Esser,
 Gordon W.
 Loery and
 Deanna L.
 Loughnane
OBJECTIVE
The High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. Government securities, corporate bonds and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

PROCESS
The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio maintains a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.


                                    [GRAPH]

HIGH YIELD PORTFOLIO
Commenced operations on January 31, 1997

                                1998      2.83%
                                1999      7.61%
                                2000    -10.84%

              HIGH QUARTER   12/31/98    5.09%
              LOW QUARTER    12/31/00   -6.63%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                                                           CS First Boston
                                      High Yield                             Global High
                                      Portfolio                              Yield Index
------------------------------------------------------------------------------------------
One Year                                -10.84                                  -5.21
------------------------------------------------------------------------------------------
Since Inception 1/31/97                   2.94                                   2.49
------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

HIGH YIELD PORTFOLIO (Continued)

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

BALANCED PORTFOLIO


 Generally
 45-75% of
 Portfolio
 assets
 invested in
 equities,
 25-55% in
 fixed
 income
 securities
 ------------
 At least
 25% of
 Portfolio
 assets
 invested in
 senior
 fixed
 income
 securities
 ------------
 Up to 25%
 of
 Portfolio
 assets
 invested in
 foreign
 equity and
 foreign
 fixed
 income
 securities
 ------------
 Up to 10%
 of
 Portfolio
 assets
 invested in
 Brady Bonds
 (a type of
 emerging
 market
 fixed
 income
 security)
 ------------
 Equity
 capitalization
 generally
 greater
 than $1
 billion
 ------------
 Average
 weighted
 maturity of
 fixed
 income
 securities
 generally
 greater
 than 5
 years
 ------------
 Benchmark:
 weighted
 blend of
 quarterly
 returns of
 60% S&P 500
 Index and
 40% Salomon
 Broad
 Investment
 Grade Index
 ------------
 Ticker
 Symbol:
 MBAAX
 ------------
 CUSIP No.:
 552-913-394
 ------------
 PORTFOLIO
 MANAGERS
 Thomas L.
 Bennett,
 Gary G.
 Schlarbaum
 and Horacio
 A. Valeiras
OBJECTIVE
The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. Equity securities generally will be common stocks issued by larger corporations. The Portfolio's investments generally will include mortgage securities and high yield securities (commonly called "junk bonds"). The Adviser uses futures, swaps and other derivatives in managing the Portfolio.

PROCESS
The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, focusing on the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio's investment universe.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial

                                    [GRAPH]

BALANCED PORTFOLIO
Commenced operations on November 1, 1996

                                1997     19.26%
                                1998     15.09%
                                1999     15.91%
                                2000      -.93%

              HIGH QUARTER   12/31/98   12.08%
              LOW QUARTER     9/30/98   -6.81%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                                          Salomon Broad        60/40
                            Balanced        S&P 500        Investment         Blended
                            Portfolio        Index         Grade Index        Index*
-------------------------------------------------------------------------------------
One Year                       -.93          -9.12            11.60            -1.11
-------------------------------------------------------------------------------------
Since Inception 11/1/96       12.50          18.01             7.08            13.98
-------------------------------------------------------------------------------------

* The 60/40 Blended Index is an unmanaged index comprised of 60% S&P 500 Index and 40% Salomon Broad Investment Grade Index.

The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

BALANCED PORTFOLIO (Continued)

health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, equity securities may perform better or worse than fixed income securities. There is a risk that the Portfolio could invest too much or too little in an asset class, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

MULTI-ASSET-CLASS PORTFOLIO


 Generally
 at least
 65% of
 Portfolio
 assets
 invested in
 issuers
 located in
 at least 3
 countries,
 including
 the U.S.
 ------------
 Equity
 capitalization
 generally
 greater
 than $1
 billion
 ------------
 Average
 weighted
 maturity of
 fixed
 income
 securities
 generally
 greater
 than 5
 years
 ------------
 Benchmark:
 a weighted
 blend of
 quarterly
 returns of
 50% S&P 500
 Index;
 24% Salomon
 Broad
 Investment
 Grade
 Index;
 14% MSCI
 EAFE Index;
 6% Salomon
 World
 Government
 Bond
 Ex-U.S. Index;
 and
 6% CS First
 Boston
 Global High
 Yield Index
 ------------
 Ticker
 Symbol: Not
 Available
 ------------
 CUSIP No.:
 552-913-295
 ------------
 PORTFOLIO
 MANAGERS
 Thomas L.
 Bennett,
 Barton M.
 Biggs,
 J. David
 Germany,
 Gary G.
 Schlarbaum
 and Horacio
 A. Valeiras
OBJECTIVE
The Multi-Asset-Class Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests in equity securities and fixed income securities of U.S. and foreign issuers in accordance with the Adviser's target allocation among certain classes. These securities may include, to a limited extent, emerging market securities. The Portfolio's equity securities generally will be common stocks issued by large corporations. The Portfolio's investments generally will include mortgage securities and high yield securities (commonly called "junk bonds"). The Portfolio seeks to invest in a combination of asset classes that do not move in tandem with each other, in order to improve potential return and control the Portfolio's overall risks. The Portfolio's neutral position is generally 50% domestic equity securities, 24% domestic fixed income securities, 14% foreign equity securities, 6% foreign fixed income securities and 6% high yield securities. The Adviser uses futures, swaps and other derivatives in managing the Portfolio.

PROCESS
The Adviser makes strategic judgments based on proprietary measures used to compare the relative risks and returns of stock and bond markets around the world. The Adviser's asset allocation team sets the target exposures for domestic and international equity and fixed income securities, high yield securities and cash, depending on the Adviser's appraisal of the relative attractiveness of each type of investment. The Adviser also measures various types of risk, focusing on the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flows and other fundamentals, as well as high valuations relative to the Portfolio's investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the

                                    [GRAPH]

MULTI-ASSET-CLASS PORTFOLIO
Commenced operations on July 29, 1994


                                1995     24.62%
                                1996     15.93%
                                1997     17.48%
                                1998     13.87%
                                1999     16.84%
                                2000     -8.43%

             HIGH (QUARTER)                          LOW (QUARTER)

        Quarter Ended 12/31/98                   Quarter Ended 9/30/98
               12.82%                                     -8.64%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                               Salomon
                           Multi-               Broad
                         Asset-Class S&P 500 Investment  MSCI EAFE Blended
                          Portfolio   Index  Grade Index   Index   Index*
--------------------------------------------------------------------------
One Year                    -8.43     -9.12     11.60     -14.17    -4.43
--------------------------------------------------------------------------
Five Years                  10.66     18.32      6.45       7.13    12.33
--------------------------------------------------------------------------
Since Inception 7/29/94     11.73     20.08      7.64       6.95    13.66
--------------------------------------------------------------------------

* The Blended Index is an unmanaged index comprised of 50% S&P 500 Index, 24% Salomon Broad Investment Grade Index, 14% MSCI EAFE Index, 6% Salomon World Government Bond Ex-U.S. Index and 6% CS First Boston Global High Yield Index.

The bar chart and table show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Adviser Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

MULTI-ASSET-CLASS PORTFOLIO (Continued)

fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             FEES AND EXPENSES OF THE
                                             PORTFOLIOS

FEES AND EXPENSES OF THE PORTFOLIOS


The Securities and Exchange Commission (the "Commission") requires all funds to disclose in the table to the right the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

-------------------------------------------------------------------------
                                                            Total Annual
                          Management Distribution  Other   Fund Operating
                             Fees    (12b-1) Fees Expenses    Expenses
-------------------------------------------------------------------------
Equity Portfolio             .50%        .25%       .11%        .86%
-------------------------------------------------------------------------
Mid Cap Growth Portfolio     .50%        .25%       .12%        .87%
-------------------------------------------------------------------------
Mid Cap Growth II
 Portfolio                   .75%        .25%       .25%*      1.25%
-------------------------------------------------------------------------
Mid Cap Value Portfolio      .75%        .25%       .12%       1.12%
-------------------------------------------------------------------------
Small Cap Growth
 Portfolio                  1.00%        .25%       .14%*      1.39%**
-------------------------------------------------------------------------
Small Cap Value
 Portfolio                   .75%        .25%       .11%       1.11%
-------------------------------------------------------------------------
Value Portfolio              .50%        .25%       .11%        .86%
-------------------------------------------------------------------------
Domestic Fixed Income
 Portfolio                  .375%        .25%       .14%        .77%**
-------------------------------------------------------------------------
Fixed Income Portfolio      .375%        .25%       .10%        .73%
-------------------------------------------------------------------------
High Yield Portfolio         .45%        .25%       .11%        .81%
-------------------------------------------------------------------------
Balanced Portfolio           .45%        .25%       .13%        .83%
-------------------------------------------------------------------------
Multi-Asset-Class
 Portfolio                   .65%        .25%       .16%*      1.06%**
-------------------------------------------------------------------------

 Total Annual Fund Operating Expenses reflected in the table above may be higher than the expenses actually deducted from portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
* Other Expenses are based on estimated amounts for the current year.
** The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

-------------------------------------------------------------------------
                                   Total Annual Fund Operating Expenses
                                 After MAS Waiver/Reimbursement & Offsets
-------------------------------------------------------------------------
Mid Cap Growth II Portfolio                       1.15%
-------------------------------------------------------------------------
Small Cap Growth Portfolio                        1.40%
-------------------------------------------------------------------------
Domestic Fixed Income Portfolio                    .75%
-------------------------------------------------------------------------
Multi-Asset-Class Portfolio                       1.03%
-------------------------------------------------------------------------

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             FEES AND EXPENSES OF THE
                                             PORTFOLIOS

FEES AND EXPENSES OF THE PORTFOLIOS


The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. For Portfolios that have been in operation for 6 months or less, the example is limited to 3 years. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

EXAMPLE
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

----------------------------------------------------------------
                                 1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------
Equity Portfolio                  $ 88   $274    $477    $1,061
----------------------------------------------------------------
Mid Cap Growth Portfolio          $ 89   $278    $482    $1,073
----------------------------------------------------------------
Mid Cap Growth II Portfolio       $117   $365    $ -     $  -
----------------------------------------------------------------
Mid Cap Value Portfolio           $114   $356    $617    $1,363
----------------------------------------------------------------
Small Cap Growth Portfolio        $142   $440    $ -     $  -
----------------------------------------------------------------
Small Cap Value Portfolio         $113   $353    $612    $1,352
----------------------------------------------------------------
Value Portfolio                   $ 88   $274    $477    $1,061
----------------------------------------------------------------
Domestic Fixed Income Portfolio   $ 79   $246    $428    $  954
----------------------------------------------------------------
Fixed Income Portfolio            $ 75   $233    $406    $  906
----------------------------------------------------------------
High Yield Portfolio              $ 83   $259    $450    $1,002
----------------------------------------------------------------
Balanced Portfolio                $ 85   $265    $460    $1,025
----------------------------------------------------------------
Multi-Asset-Class Portfolio       $108   $337    $ -     $  -
----------------------------------------------------------------

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT STRATEGIES AND RELATED
                                             RISKS

INVESTMENT STRATEGIES AND RELATED RISKS

This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries.

EQUITY SECURITIES
Equity securities include common stock, preferred stock, convertible securities, ADRs, rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. Each Portfolio may purchase shares of other investment companies subject to limits imposed by the 1940 Act and any other applicable law.

Smaller companies carry greater risk than larger companies. The securities issued by smaller companies may be less liquid. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

ADRs are U.S. dollar-denominated securities that represent claims to shares of foreign stocks. The Portfolios treat ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOS--Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio's total returns during any period that the Portfolio has a small asset base. As the Portfolio assets grow, any impact of IPO investments on the Portfolio's total return may decline.

FIXED INCOME SECURITIES
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. Government securities, securities issued by federal or federally sponsored agencies ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Adjustable rate securities pay a floating or variable rate of interest. The interest rates on

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                                             MAS FUNDS

                                             INVESTMENT STRATEGIES AND RELATED
                                             RISKS
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


these securities will vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Some obligations carry a demand feature permitting the holder to tender them back to the issuer or to a third party at par value before maturity. Fixed income securities include inverse floaters, which are designed to respond in a targeted fashion to changes in interest rates.

Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

DURATION--The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

HIGH YIELD SECURITIES--Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

MORTGAGE SECURITIES--These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

EUROBONDS--Eurobonds may include bonds issued and denominated in euros (the currency unit implemented on January 1, 1999 by the countries participating in the European Monetary Union). Eurobonds may be issued by government and corporate issuers in Europe. As a result, Eurobonds carry the foreign investment risk and currency risk discussed below.

BRADY BONDS--Brady Bonds are debt obligations created as part of the restructuring of commercial bank loans to entities in emerging market countries. Brady Bonds may be collateralized or not, and may be issued in various currencies (most are U.S.-dollar denominated).

YANKEE BONDS--Yankee bonds are U.S.-dollar denominated debt obligations issued by foreign governments and corporations and sold in the United States. They are considered U.S. securities for purposes of Portfolio investments, except for the Domestic Fixed Income Portfolio.

FOREIGN SECURITIES
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that

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                                             MAS FUNDS

                                             INVESTMENT STRATEGIES AND RELATED
                                             RISKS
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

FOREIGN CURRENCY--Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

EMERGING MARKET SECURITIES--Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

DERIVATIVES AND OTHER INVESTMENTS
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price. The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the 1940 Act. The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.
                                       25
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                                             MAS FUNDS

                                             INVESTMENT STRATEGIES AND RELATED
                                             RISKS
                      [LOGO OF MORGAN STANLEY DEAN WITTER]



Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (SMBS) are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs").

A Portfolio may enter into public or private over-the-counter derivatives transactions with counterparties that meet the Fund's requirements for credit quality and collateral. A Portfolio will not use derivatives to increase its level of risk above the level that could be achieved using only traditional investment securities. A Portfolio will not use derivatives as an indirect way of investing in assets that it cannot, as a matter of policy, invest in directly.

The amount that a Portfolio may invest in futures and options depends on the type of portfolio. The limitations are as follows:

Any Fixed Income Portfolio may enter into futures contracts and options on futures contracts for bona fide hedging purposes to an unlimited extent. It also can enter into futures contracts and options thereon for other purposes, provided that no more than 5% of the Portfolio's total assets at the time of the transaction are required as margin and option premiums to secure the Portfolio's obligations under such contracts.

Any Equity Portfolio or Balanced Portfolio may enter into futures contracts subject to the limitation that it cannot incur obligations to purchase securities under futures and options contracts in excess of 50% of the Portfolio's total assets. It also is subject to the limit that no more than 5% of the Portfolio's total assets at the time of the transaction may be required as margin and option premiums to secure the Portfolio's obligations under futures contracts and options thereon entered into for purposes other than bona fide hedging.

Each Portfolio may invest in certain derivatives, such as forwards, futures, options and mortgage derivatives as well as when-issued securities that require a Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. This can cause a Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. A Portfolio in that position could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

RISKS OF DERIVATIVES--The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities to which they relate.

Hedging the Portfolio's currency risks involves the risks of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. In addition, the yield to maturity of IOs and POs is extremely sensitive to prepayment levels. As a result, a high rate of prepayments can have a material effect on a

                                             MAS FUNDS

                                             INVESTMENT STRATEGIES AND RELATED
                                             RISKS
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

TEMPORARY DEFENSIVE INVESTMENTS
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

PORTFOLIO TURNOVER
Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Nonetheless, short-term trading activities that result in high turnover rates are not incompatible with a stated objective of long-term capital growth or other long-term goals, and can lead to gains that may increase share value.

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                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             PURCHASING SHARES

PURCHASING SHARES

Adviser Class Shares are available to clients of the Adviser with combined investments of $500,000 and corporations or other institutions, such as trusts and foundations.

Adviser Class Shares of the Portfolios may be purchased directly from MAS Funds or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing Adviser Class Shares through a financial intermediary, please consult your intermediary for purchase instructions.

Adviser Class Shares of each Portfolio may be purchased at the net asset value per share (NAV) next determined after we receive your purchase order.

INITIAL PURCHASE BY MAIL--You may open an account, subject to acceptance by MAS Funds, by completing and signing an Account Registration Form provided by MAS Funds Client Services ("Client Services") and mailing it to MAS Funds c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868 together with a check payable to MAS Funds.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE--You may purchase Adviser Class Shares of each Portfolio by wiring Federal Funds to the Fund's Custodian Bank, J.P. Morgan Chase & Co. ("Chase"). You should forward a completed Account Registration Form to Client Services in advance of the wire. For all Portfolios, notification must be given to Client Services at 1-800-354-8185 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to Chase using the following wire instructions:

 J.P. Morgan Chase & Co.
 1 Chase Manhattan Plaza
 New York, NY 10081
 ABA #021000021
 DDA #910-2-734143
 Attn: MAS Funds Subscription Account
 Ref: (Portfolio Name, Account Number, Account Name)

ADDITIONAL INVESTMENTS--You may make additional investments in Adviser Class Shares (minimum additional investment $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to MAS Funds) to Client Services at the address noted under Initial Purchase by Mail or by wiring Federal Funds to Chase as outlined above. For all Portfolios, notification must be given to Client Services at 1-800-354-8185 prior to the determination of NAV.

OTHER PURCHASE INFORMATION--We may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. We may waive the minimum initial and additional investment amounts in certain cases.

Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for shares will not be issued except if you request them in writing. Certificates for fractional shares, however, will not be issued.

                                       28
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                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             REDEEMING SHARES

REDEEMING SHARES

BY MAIL--You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Each Portfolio will redeem shares at the NAV next determined after the request is received in good order.

Requests should be addressed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees. Signature guarantees are required for
(1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact Client Services for further details; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE--If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling Client Services at 1-800-354-8185 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares.

BY FACSIMILE--Written requests in good order for redemptions, exchanges and transfers may be forwarded to the Fund via facsimile at (610) 940-5284. If you make a request via facsimile, you must call Client Services to ensure that the Fund properly received your instructions. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

We will ordinarily pay redemption proceeds within three business days after receipt of your request. We may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

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                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             GENERAL SHAREHOLDER INFORMATION

GENERAL SHAREHOLDER INFORMATION

VALUATION OF SHARES
We determine the NAV of the following Portfolios at the following times on each day the Portfolio(s) is open for business:

 . Equity Portfolios as of the close of the NYSE (normally 4:00 p.m. Eastern
   Time).

 . Fixed Income Portfolios as of one hour after the close of the bond markets
   (normally 4:00 p.m. Eastern Time).

 . Balanced Portfolios as of the later of the close of the NYSE or one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time).

Each Portfolio values its securities at market value. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

The NAV of Adviser Class Shares may differ from that of other classes because of class-specific expenses that each class may pay, the distribution fees charged to Adviser Class Shares and the shareholder servicing fees charged to Investment Class Shares.

The Fund is closed for business on weekends and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The value of portfolio securities may change on a day when you cannot purchase or redeem shares if a Portfolio invests in foreign securities that trade on days when the Fund is closed.

EXCHANGE PRIVILEGE
You may exchange each Portfolio's Adviser Class Shares for Adviser Class Shares of the Fund's other Portfolios based on their respective NAVs. The exchange privilege is only available with respect to Portfolios offering Adviser Class Shares that are qualified for sale in your state of residence. We charge no fee for exchanges. You should send exchange requests to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868, or by facsimile with a follow-up phone call. Exchange requests can also be made by telephone, provided the telephone redemption option has been authorized. We reserve the right to change the terms or conditions of the exchange privilege upon sixty days' notice.

Frequent trading by shareholders can disrupt management of a Portfolio and raise its expenses. Therefore, we may not accept any request for an exchange when we think the exchange privilege is being used as a tool for market timing, and we may bar a shareholder who trades excessively from making further purchases for an indefinite period.

                                       30
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                                             MAS FUNDS

                                             GENERAL SHAREHOLDER INFORMATION
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


DIVIDENDS AND DISTRIBUTIONS--The Portfolios normally distribute substantially all of their net investment income to shareholders as follows:

-----------------------------------------------------------------------------------------------
 Portfolio                               Quarterly                                     Annually
-----------------------------------------------------------------------------------------------
Equity                                        X
-----------------------------------------------------------------------------------------------
Mid Cap Growth                                                                             X
-----------------------------------------------------------------------------------------------
Mid Cap Growth II                                                                          X
-----------------------------------------------------------------------------------------------
Mid Cap Value                                                                              X
-----------------------------------------------------------------------------------------------
Small Cap Growth                                                                           X
-----------------------------------------------------------------------------------------------
Small Cap Value                                                                            X
-----------------------------------------------------------------------------------------------
Value                                         X
-----------------------------------------------------------------------------------------------
Domestic Fixed Income                         X
-----------------------------------------------------------------------------------------------
Fixed Income                                  X
-----------------------------------------------------------------------------------------------
High Yield                                    X
-----------------------------------------------------------------------------------------------
Balanced                                      X
-----------------------------------------------------------------------------------------------
Multi-Asset-Class                             X
-----------------------------------------------------------------------------------------------

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify MAS Funds in writing.

TAXES--Income dividends you receive will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets.

Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. The Portfolios may be able to pass through to you for foreign tax credit purposes the amount of foreign income taxes that they paid.

Distributions paid in January but declared by a Portfolio in October, November or December of the previous year are taxable to you in the previous year.

Exchanges and redemptions of shares in a Portfolio are taxable events.

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                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             FUND MANAGEMENT

FUND MANAGEMENT

ADVISER--The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969. The Adviser is wholly-owned by subsidiaries of Morgan Stanley Dean Witter & Co., and is an investment advisory affiliate of Morgan Stanley Dean Witter Investment Management Inc. ("MSDW"). The Adviser is located at One Tower Bridge, West Conshohocken, PA 19428-0868. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2000, MSDW Management had in excess of $171.6 billion in assets under management.
The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The following table shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2000 fiscal year.

---------------------------------------------------------------------------------
                                         Contractual              FY2000 Actual
                                      Compensation Rate         Compensation Rate
---------------------------------------------------------------------------------
Equity Portfolio                             .50%                      .50%
---------------------------------------------------------------------------------
Mid Cap Growth Portfolio                     .50%                      .50%
---------------------------------------------------------------------------------
Mid Cap Growth II Portfolio*                 .75%                         -
---------------------------------------------------------------------------------
Mid Cap Value Portfolio                      .75%                      .75%
---------------------------------------------------------------------------------
Small Cap Growth Portfolio*                 1.00%                         -
---------------------------------------------------------------------------------
Small Cap Value Portfolio                    .75%                      .75%
---------------------------------------------------------------------------------
Value Portfolio                              .50%                      .50%
---------------------------------------------------------------------------------
Domestic Fixed Income Portfolio*            .375%                     .363%
---------------------------------------------------------------------------------
Fixed Income Portfolio                      .375%                     .375%
---------------------------------------------------------------------------------
High Yield Portfolio                         .45%                      .45%
---------------------------------------------------------------------------------
Balanced Portfolio                           .45%                      .45%
---------------------------------------------------------------------------------
Multi-Asset-Class Portfolio*                 .65%                     .622%
---------------------------------------------------------------------------------

* The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the Mid Cap Growth II Portfolio, the Small Cap Growth Portfolio, Domestic Fixed Income Portfolio and the Multi-Asset-Class Portfolio to keep Total Operating Expenses from exceeding 1.15%, 1.40%, .75% and 1.03%, respectively.
PORTFOLIO MANAGERS
A description of the business experience during the past five years for each of the investment professionals who are primarily responsible for the day-to-day management of the Fund's Portfolios is as follows:

ROBERT E. ANGEVINE, Principal, MSDW and MSDW Advisors, joined Morgan Stanley Dean Witter Investment Management Inc. in 1988 as a Fixed Income Portfolio Manager. He joined the management team for the High Yield Portfolio in 1996.

ARDEN C. ARMSTRONG, Managing Director, MSDW and MSDW Advisors, joined MAS in 1986. She joined the management team for the Mid Cap Growth Portfolio in 1990, the Equity Portfolio in 1994, the Small Cap Growth Portfolio in 1998 and the Mid Cap Growth II Portfolio in 2000.

W. DAVID ARMSTRONG, Managing Director, MSDW and MSDW Advisors, joined MSDW as a Portfolio Manager in 1998. He served as a Senior Vice President and Manager of U.S. proprietary trading at Lehman Brothers from 1995-1997. He joined the management team for the Fixed Income and Special Purpose Fixed Income Portfolios in 2000 and the Domestic Fixed Income Portfolio in 2001.

RICHARD M. BEHLER, Principal, MSDW, joined MAS in 1995. He served as a
Portfolio
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                                             MAS FUNDS

                                             FUND MANAGEMENT
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


Manager from 1992 through 1995 for Moore Capital Management. He joined the management team for the Value Portfolio in 1996.

THOMAS L. BENNETT, Managing Director, MSDW and MSDW Advisors, joined MAS in 1984. He joined the management team for the Fixed Income Portfolio in 1984, the Fixed Income II Portfolio in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992, the Multi-Asset-Class Portfolio in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

BARTON M. BIGGS, Managing Director, MSDW since 1975, Chairman of Morgan Stanley Dean Witter Investment Management Inc. since 1980 and a director of Morgan Stanley Group, Inc. He is also a Managing Director of MSDW Advisors and a director and chairman of various registered investment companies to which Morgan Stanley Dean Witter Investment Management, Inc. and certain of its affiliates provide investment advisory services. He joined the management team for the Multi-Asset Class Portfolio in 1999.

DAVID P. CHU, Principal, MSDW, joined MAS in 1998. He served as Senior Equity Analyst from 1992 to 1997 and as Co-Portfolio Manager in 1997 for NationsBank and its subsidiary, TradeStreet Investment Associates. He joined the management team for the Mid Cap Growth and Small Cap Growth Portfolios in 1998 and the Mid Cap Growth II Portfolio in 2000.

STEVEN B. CHULIK, Vice President, MSDW, joined MAS in 1997. He served as a Quantitative Hedge Fund Analyst at IBJ Schroder Bank and Trust from 1994 to 1995. He attended the Wharton School of the University of Pennsylvania from 1995 to 1997 and received his MBA in 1997. He served as an Equity Analyst at MAS from 1997 to 1999. He joined the management team for the Mid Cap Growth and Small Cap Growth Portfolios in 1999 and the Mid Cap Growth II Portfolio in 2000.

BRADLEY S. DANIELS, Principal, MSDW, joined MAS in 1985. He joined the management team for the Small Cap Value Portfolio in 1986 and the Mid Cap Value Portfolio in 1994.

KENNETH B. DUNN, Managing Director, MSDW, joined MAS in 1987. He joined the management team for the Fixed Income Portfolio in 1987, the Special Purpose Fixed Income Portfolio in 1992 and the Multi-Market Fixed Income Portfolio in 1997.

STEVEN EPSTEIN, Principal, MSDW, joined MAS as a Financial Analyst in 1996. He attended the Wharton School, University of Pennsylvania, from 1994-1996, receiving an MBA. He joined the management team for the Equity Portfolio in 2000 and the Value Portfolio in 2001.

STEPHEN F. ESSER, Managing Director, MSDW and MSDW Advisors, joined MAS in 1988. He joined the management team for the High Yield Portfolio in 1989 and the Multi-Market Fixed Income Portfolio in 1997.

WILLIAM B. GERLACH, Managing Director, MSDW, joined MAS in 1991. He served as a Research Associate from 1991 to 1996 and has served as an Equity Portfolio Manager since 1996. He joined the management team for the Small Cap Value and Mid Cap Value Portfolios in 1996.

J. DAVID GERMANY, Managing Director, MSDW, joined MAS in 1991. He joined the management team for the Global Fixed Income and International Fixed Income Portfolios in 1993, the Multi-Asset-Class Portfolio in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

JAMES J. JOLINGER, Principal, MSDW, joined MAS in 1994. He served as an Equity Analyst from 1994 to 1997, and has served as an Equity Portfolio Manager and Director of Research since 1997. He joined the management team for the Equity Portfolio in 1997.

VITALY V. KORCHEVSKY, Vice President, MSDW, joined MAS as a Portfolio Manager in 1999. He served as an Analyst/Portfolio Manager for Gardner Lewis Asset Management from 1998-

                                             MAS FUNDS

                                             FUND MANAGEMENT
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


1999, and as a Portfolio Manager for Crestar Asset Management Co. from 1995-1998. He joined the management team for the Mid Cap Value and Small Cap Value Portfolios in 2000.

BRIAN KRAMP, Principal, Morgan Stanley, joined MAS in 1997. He served as Analyst/Portfolio Manager for Meridian Asset Management and its successor, CoreStates Investment Advisors from 1985 to 1997. He joined the management team for the Equity Portfolio in 1998 and the Value Portfolio in 2001.

GORDON W. LOERY, Principal, MSDW and MSDW Advisors, joined MAS in 1996. He served as a Fixed Income Analyst at Morgan Stanley Asset Management Inc. from 1990 to 1996. He joined the management team for the High Yield Portfolio in 1999.

DEANNA L. LOUGHNANE, Principal, MSDW and MSDW Advisors, joined MAS as a Financial Analyst in 1997. She served as a Vice President and Senior Corporate Bond Analyst for Putnam Investments from 1993-1997. She joined the management team for the High Yield Portfolio in 2000.

ANGELO G. MANIOUDAKIS, Principal, MSDW and MSDW Advisors, joined MAS in 1993. He served as a Fixed Income Analyst from 1993 to 1995. From 1995 to 1998, he served as a Fixed Income Portfolio manager. He joined the management team for the Intermediate Duration Portfolio in 1998 and the Domestic Fixed Income and Fixed Income II Portfolios in 2000.

SCOTT F. RICHARD, Managing Director, MSDW and MSDW Advisors, joined MAS in 1992. He joined the management team for the Limited Duration, Intermediate Duration and Advisory Mortgage Portfolios in 1995, the Targeted Duration Portfolio in 1998 and the Domestic Fixed Income and Fixed Income II Portfolios in 2000.

ERIC F. SCHARPF, Vice President, MSDW, joined MAS as a Financial Analyst in 1997. He attended the Wharton School, University of Pennsylvania, from 1995-1997, receiving an MBA, and served as a Financial Analyst for Salomon Brothers from 1993-1995. He joined the management team for the Equity Portfolio in 2000 and the Value Portfolio in 2001.

GARY G. SCHLARBAUM, Managing Director, MSDW and MSDW Advisors; Director, MAS Fund Distribution, Inc.; joined MAS in 1987. He joined the management team for the Equity and Small Cap Value Portfolios in 1987, the Balanced Portfolio in 1992 and the Multi-Asset-Class and Mid Cap Value Portfolios in 1994.

ROBERTO M. SELLA, Managing Director, MSDW, joined MAS in 1992. He served as a Financial Analyst from 1992-1998, and as a Portfolio Manager beginning in 1998. He joined the management team for the Fixed Income and Special Purpose Fixed Income Portfolios in 2000.

HORACIO A. VALEIRAS, Managing Director, MSDW, joined MAS in 1992. He joined the management team for the International Equity Portfolio in 1992, the Emerging Markets Value Portfolio in 1993, the Multi-Asset-Class Portfolio in 1994 and the Balanced Portfolio in 1996.

DISTRIBUTOR
Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc. ("MASDI"), a wholly-owned subsidiary of the Adviser. MASDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution for each Portfolio's Adviser Class Shares pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Under the Plan, each Portfolio pays the Distributor a monthly distribution fee at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Adviser Class Shares. The Distributor may keep any or all of this fee as compensation for its services in connection with distributing Adviser Class Shares or providing shareholder or account maintenance services. The Distributor also may use this fee to pay financial intermediaries, plan fiduciaries, and investment professionals, including the Adviser, for providing distribution support services, and/or account maintenance services to shareholders (including, when applicable, any underlying beneficial owners) of Adviser Class Shares.

                      (This page intentionally left blank)

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). As of the fiscal year ended September 30, 2000, the Mid Cap Growth II Portfolio had not commenced operations. The information for the year 2000 has been extracted from the Fund's financial statements which were audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September 30, 2000 Annual Report to Shareholders. The information for periods ended prior to September 30, 2000 was audited by PricewaterhouseCoopers LLP.

The Adviser Class Shares of the Small Cap Growth Portfolio and the Multi-Asset-Class Portfolio had not commenced operations as of September 30, 2000, therefore Institutional Class Share information is provided to investors for informational purposes only and should be referred to as a historical guide to a portfolio's operations and expenses. Past performance does not indicate future results.
--------------------------------------------------------------------------------

                                Net Gains or
           Net Asset               Losses                   Dividend      Capital Gain
             Value      Net     on Securities Total from  Distributions  Distributions
           Beginning Investment (realized and Investment (net investment (realized net      Other
           of Period   Income    unrealized)  Activities     income)     capital gains) Distributions
 ----------------------------------------------------------------------------------------------------

  EQUITY PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 1/16/98)
  2000      $19.79      $0.01       $3.53        $3.54        ($0.02)        ($6.07)         -
  1999       20.42       0.11        5.21         5.32         (0.12)         (5.83)         -
  1998       20.50       0.10       (0.09)        0.01         (0.09)          -             -
 ----------------------------------------------------------------------------------------------------

  MID CAP GROWTH PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 1/31/97)
  2000      $25.59     ($0.09)     $13.56       $13.47          -            ($4.27)         -
  1999       18.55      (0.05)      10.58        10.53          -             (3.49)         -
  1998       21.81      (0.03)       0.20         0.17          -             (3.43)         -
  1997       17.04      (0.02)       4.79         4.77          -              -             -
 ----------------------------------------------------------------------------------------------------

  MID CAP VALUE PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 7/17/98)
  2000      $21.86      $0.01       $5.76        $5.77       ($0.04)         ($2.57)         -
  1999+++    18.12       0.07        5.01         5.08        (0.03)          (1.31)         -
  1998+++    21.82       0.01       (3.71)       (3.70)         -              -             -
 ----------------------------------------------------------------------------------------------------

  SMALL CAP GROWTH PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 6/30/98)
  2000      $32.28     ($0.34)     $25.42       $25.08          -            ($4.40)         -
  1999        8.57      (0.13)      23.84        23.71          -              -             -
  1998       10.00      (0.01)      (1.42)       (1.43)         -              -             -
 ----------------------------------------------------------------------------------------------------

  SMALL CAP VALUE PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 1/22/99)
  2000      $18.62      $0.04       $4.02        $4.06        ($0.13)        ($1.40)         -
  1999+++    17.32       0.06        1.24         1.30          -              -             -
 ----------------------------------------------------------------------------------------------------

  VALUE PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 07/17/96)
  2000      $13.57     $ 0.13      $ 0.94       $ 1.07        ($0.15)        ($1.27)       ($0.39)
  1999+++    15.13       0.17        1.12         1.29         (0.24)         (2.61)         -
  1998       20.35       0.29       (3.38)       (3.09)        (0.32)         (1.81)         -
  1997+++    15.61       0.30        5.74         6.04         (0.27)         (1.03)         -
  1996       14.11       0.01        1.49         1.50          -              -             -
 ----------------------------------------------------------------------------------------------------

  DOMESTIC FIXED INCOME PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 3/01/99)
  2000      $10.53     $ 0.68      ($0.11)      ($0.57)       ($0.67)          -             -
  1999       10.85       0.39       (0.43)       (0.04)        (0.28)          -             -
 ----------------------------------------------------------------------------------------------------

  FIXED INCOME PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 11/07/96)
  2000      $11.26     $ 0.75      ($0.02)      $ 0.73        ($0.75)          -             -
  1999+++    12.23       0.74       (0.72)        0.02         (0.69)          -            (0.30)#
  1998+++    12.22       0.75        0.14         0.89         (0.71)         (0.17)         -
  1997+++    12.04       0.70        0.20         0.90         (0.59)         (0.13)         -
 ----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                             MAS FUNDS

                                             FINANCIAL HIGHLIGHTS
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


--------------------------------------------------------------------------------


                                           Net Assets   Ratio of    Ratio of
                      Net Asset              End of     Expenses   Net Income Portfolio
        Total           Value      Total     Period    to Average  to Average Turnover
    Distributions   End of Period Return** (thousands) Net Assets+ Net Assets   Rate
---------------------------------------------------------------------------------------

       ($6.09)         $17.24       19.58%    $5,039      0.86%        0.04%     211%
        (5.95)          19.79       29.80      2,123      0.87         0.34      103
        (0.09)          20.42       (0.02)       373      0.88*        0.65*      77
---------------------------------------------------------------------------------------

       ($4.27)         $34.79       56.24%  $979,694      0.87%      (0.46%)     169%
        (3.49)          25.59       63.87    263,312      0.88        (0.31)     208
        (3.43)          18.55        1.79     51,058      0.87        (0.25)     172
         -              21.81       27.99      1,200      0.88*       (0.41)*    134
---------------------------------------------------------------------------------------

       ($2.61)         $25.02       29.12%   $98,588      1.12%        0.03%     226%
        (1.34)          21.86       29.12     40,636      1.12         0.33      244
         -              18.12      (16.96)     4,919      1.24*        0.25*     213
---------------------------------------------------------------------------------------

       ($4.40)         $52.96       80.31%  $437,898      1.14%       (0.77%)    206%
         -              32.28      276.66     93,229      1.18++      (0.50)     300
         -               8.57      (14.30)     3,004      1.16++*     (0.46)*     67
---------------------------------------------------------------------------------------

       ($1.53)          21.15       22.83%   $47,708      1.11%        0.18%     193%
         -              18.62        7.51     16,117      1.11*        0.45*     251
---------------------------------------------------------------------------------------

       ($1.81)         $12.83        9.31%  $301,497      0.86%        1.05%      50%
        (2.85)          13.57        8.10    254,483      0.88         1.10       53
        (2.13)          15.13      (16.66)   325,272      0.85         1.52       56
        (1.30)          20.35       40.87    201,253      0.90         1.63       46
         -              15.61       10.63     15,493      0.86*        1.66*      53
---------------------------------------------------------------------------------------

       ($0.67)         $10.43        5.68%    $1,625      0.76%        6.61%      51%
        (0.28)          10.53       (0.40)     1,192      0.75*        6.73*     115
---------------------------------------------------------------------------------------

       ($0.75)         $11.24        6.79%  $144,754      0.73%        6.78%      62%
        (0.99)          11.26        0.07    141,709      0.73         6.38      103
        (0.88)          12.23        7.63    131,303      0.73         6.22      121
        (0.72)          12.22        7.79     76,683      0.77*++      6.50*     179
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

                                             MAS FUNDS

                                             FINANCIAL HIGHLIGHTS
[LOGO OF MORGAN STANLEY DEAN WITTER]


------------------------------------------------------------------------------

                                Net Gains or
           Net Asset               Losses                   Dividend      Capital Gain
             Value      Net     on Securities Total from  Distributions  Distributions
           Beginning Investment (realized and Investment (net investment (realized net      Other
           of Period   Income    unrealized)  Activities     income)     capital gains) Distributions
 ----------------------------------------------------------------------------------------------------

  HIGH YIELD PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 1/31/97)
  2000      $ 8.76     $0.87       ($0.88)      ($0.01)      ($0.90)           -             -
  1999+++     8.99      0.84        (0.11)        0.73        (0.77)          (0.04)        (0.15)#
  1998+++    10.15      0.83        (0.93)       (0.10)       (0.80)          (0.26)         -
  1997+++     9.39      0.56         0.59         1.15        (0.39)           -             -
 ----------------------------------------------------------------------------------------------------

  BALANCED PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 11/01/96)
  2000      $13.80     $0.41       $ 1.44       $ 1.85       ($0.42)         ($1.89)         -
  1999+++    13.43      0.42         1.71         2.13        (0.40)          (1.36)         -
  1998+++    15.30      0.44        (0.12)        0.32        (0.47)          (1.72)         -
  1997       14.05      0.42         2.60         3.02        (0.38)          (1.39)         -
 ----------------------------------------------------------------------------------------------------

  MULTI-ASSET-CLASS PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 7/29/94)
  2000      $12.43     $0.36       $ 0.60       $ 0.96       ($0.31)         ($1.36)        (0.10)
  1999       11.74      0.37         1.62         1.99        (0.34)          (0.96)         -
  1998+++    13.64      0.38        (0.45)       (0.07)       (0.34)          (1.49)         -
  1997+++    12.28      0.38         2.57         2.95        (0.51)          (1.08)         -
  1996       11.34      0.46         1.05         1.51        (0.42)          (0.15)         -
 ----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

 NOTES TO THE FINANCIAL HIGHLIGHTS

  * Annualized
 ** Total return figures for partial years are not annualized.
  # Represents distributions in excess of net realized gains.
  + For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.

  -----------------------------------------------------------------------
    PORTFOLIO                 1996          1997          1998          1999          2000
  -----------------------------------------------------------------------
   Equity                     -             -             0.82*         0.85          0.86
  -----------------------------------------------------------------------
   Mid Cap Growth             -             0.86*         0.84          0.86          0.86
  -----------------------------------------------------------------------
   Mid Cap Value              -             -             1.17*         1.11          1.10
  -----------------------------------------------------------------------
   Small Cap Growth           -             -             1.15*         1.15          1.12
  -----------------------------------------------------------------------
   Small Cap Value            -             -             -             1.10*         1.10
  -----------------------------------------------------------------------
   Value                      0.85*         0.89          0.84          0.87          0.85
  -----------------------------------------------------------------------
   Domestic Fixed Income      -             -             -             0.74*         0.75
  -----------------------------------------------------------------------
   Fixed Income               -             0.76*         0.72          0.72          0.72
  -----------------------------------------------------------------------
   High Yield                 -             0.76*         0.73          0.73          0.80
  -----------------------------------------------------------------------
   Balanced                   -             0.84*         0.82          0.82          0.82
  -----------------------------------------------------------------------
   Multi-Asset-Class          0.58          0.74          0.78          0.78          0.78
  -----------------------------------------------------------------------

                                             MAS FUNDS

                                             FINANCIAL HIGHLIGHTS
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


----------------------------------------------------------------------------


                                      Net Assets   Ratio of    Ratio of
                  Net Asset             End of     Expenses   Net Income Portfolio
      Total       Value End  Total      Period    to Average  to Average Turnover
  Distributions   of Period Return**  (thousands) Net Assets+ Net Assets   Rate
----------------------------------------------------------------------------------

     ($0.90)        $7.85     (0.42%)   $22,781      0.81%      10.34%       55%
      (0.96)         8.76      8.44      13,701      0.74        9.29        45
      (1.06)         8.99    (1.37)      10,236      0.75        8.55        75
      (0.39)        10.15     12.63       4,327      0.78*       8.68*       96
----------------------------------------------------------------------------------

     ($2.31)       $13.34     14.46%    $33,928      0.83%       3.04%      162%
      (1.76)        13.80     16.76      29,210      0.83        2.97       111
      (2.19)        13.43      2.49      24,654      0.84        3.11       100
      (1.77)        15.30     23.82      27,366      0.85*++     3.24*      145
----------------------------------------------------------------------------------

     ($1.77)       $11.62      7.74%   $143,434      0.78%++     2.93%      152%
      (1.30)        12.43     17.71     152,862      0.78++      2.86       101
      (1.83)        11.74    (0.46)     165,039      0.78++      2.98       107
      (1.59)        13.64     26.50     173,155      0.74++      3.07       141
      (0.57)        12.28     13.75     129,558      0.58++      3.82       122
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------


 ++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and reimbursed expenses totaled the below listed amounts.

  -----------------------------------------------------------------------
                        Voluntarily waived and/or reimbursed expenses for:
  -----------------------------------------------------------------------
    PORTFOLIO            1996       1997         1998        1999       2000
  -----------------------------------------------------------------------
   Small Cap Growth         -          -            3.67*       0.15       -
  -----------------------------------------------------------------------
   Domestic Fixed
    Income                  -          -            -           -          0.01
  -----------------------------------------------------------------------
   Fixed Income             -          0.01%*       -           -          -
  -----------------------------------------------------------------------
   Balanced                 -          0.03*        -           -          -
  -----------------------------------------------------------------------
   Multi-Asset-Class        0.08       0.55         0.04        0.02       0.03
  -----------------------------------------------------------------------

 +++ Per share amounts for the year are based on average shares outstanding.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             ADVISER CLASS PROSPECTUS

                                JANUARY 31, 2001

WHERE TO FIND ADDITIONAL INFORMATION

In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 2001, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") which contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

MAS FUNDS

ONE TOWER BRIDGE,
WEST CONSHOHOCKEN, PA 19428-0868.

FOR SHAREHOLDER INQUIRIES,
CALL CLIENT SERVICES AT 1-800-354-8185.

PRICES AND INVESTMENT RESULTS ARE AVAILABLE AT 1-800-522-1525.

                              TRUSTEES OF THE FUND

                          Thomas L. Bennett, Chairman

                               Thomas P. Gerrity

                                Joseph P. Healey

                                Joseph J. Kearns

                               Vincent R. McLean

                              C. Oscar Morong, Jr.

                                 James H. Scott

                              OFFICERS OF THE FUND

                           Lorraine Truten, President

                   James A. Gallo, Vice President & Treasurer

                          Richard J. Shoch, Secretary


                                                              903-promasadv-0101

                                             ADVISORY PORTFOLIOS PROSPECTUS
[LOGO OF MORGAN STANLEY DEAN WITTER]

MAS FUNDS
January 31, 2001
MAS Funds (the "Fund") is a no-load mutual fund consisting of 30 different investment portfolios, 3 of which are described in this prospectus. Miller Anderson & Sherrerd, LLP (the "Adviser"), an investment advisory affiliate of Morgan Stanley Dean Witter Investment Management Inc., is the Fund's investment adviser. This prospectus offers shares of the following portfolios (each a "Portfolio" and collectively the "Portfolios"):
-------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio
-------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio
-------------------------------------------------------------------------------
Advisory Mortgage Portfolio
-------------------------------------------------------------------------------
These Portfolios are available only to private advisory clients of the Adviser

CLIENT SERVICES:
1-800-354-8185

PRICES AND INVESTMENT RESULTS:
1-800-522-1525

INVESTMENT ADVISER
MILLER ANDERSON & SHERRERD, LLP

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


Investment Summary                  1
-------------------------------------
Portfolios
-------------------------------------
Advisory Foreign Fixed Income       2
-------------------------------------
Advisory Foreign Fixed Income II    4
-------------------------------------
Advisory Mortgage                   6
-------------------------------------

Fees and Expenses of the Portfolios        8
--------------------------------------------
Investment Strategies and Related Risks    9
--------------------------------------------
Purchasing Shares                         13
--------------------------------------------
Redeeming Shares                          13
--------------------------------------------
General Shareholder Information           14
--------------------------------------------
Fund Management                           15
--------------------------------------------
Financial Highlights                      18
--------------------------------------------

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

INVESTMENT SUMMARY

This section explains each Portfolio's:

 . Investment Objective
 . Principal Investment Strategy
 . Principal Risks

INVESTOR SUITABILITY
The Portfolios may be suitable for long-term investors who can accept the risks of investing in the stock and bond markets.

The Portfolios are designed principally for investment by fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others.

While the Portfolios consider whether their securities transactions will generate distributions taxable at capital gain or ordinary income rates, minimizing such taxes is not a principal investment strategy.

The Advisory Mortgage Portfolio is a diversified fund, and the Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios are non-diversified funds, for purposes of the Investment Company Act of 1940 ("1940 Act"). All of the Portfolios comply with the diversification requirements of the Internal Revenue Code.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

ADVISORY FOREIGN FIXED INCOME PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 of issuers
 in at least
 3 countries
 other than
 the U.S.
 ------------
 100% of
 securities
 rated B or
 higher at
 time of
 purchase
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than 5
 years
 ------------
 Benchmark:
 Salomon
 Broad
 Investment
 Grade Index
 ------------
 Ticker
 Symbol: Not
 Available
 ------------
 CUSIP No.:
 552-913-626
 ------------
 PORTFOLIO
 MANAGERS
 J. David
 Germany,
 Michael
 Kushma,
 Paul F.
 O'Brien and
 Christian
 G. Roth
OBJECTIVE
The Advisory Foreign Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests in fixed income securities of government and corporate issuers primarily in countries other than the U.S., including both investment grade and high yield securities rated B or higher (commonly referred to as "junk bonds"). The Portfolio may invest, to a limited degree, in issuers located in emerging markets. A portion of these securities may be asset-backed and, to a lesser extent, mortgage securities. The securities held by the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. The Portfolio ordinarily will maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser uses futures, forwards and other types of derivatives in managing the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams determine the relative attractiveness of foreign government, corporate and mortgage securities. The Adviser relies upon value measures, particularly the relative attractiveness of securities issued by foreign governments against those of corporations and other private entities. The Adviser also measures various types of risk, focusing on the level of real interest rates, currency valuations, credit risk, country risk and the shape of the yield curve. The Adviser's management team builds an investment portfolio designed to take advantage of the firm's judgment on these factors, while balancing the overall risk of the Portfolio. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Prices of fixed income securities generally move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

ADVISORY FOREIGN FIXED INCOME PORTFOLIO

Commenced operations on October 7, 1994

                                    [GRAPH]

                                1995     17.50%
                                1996     14.98%
                                1997      9.83%
                                1998     10.74%
                                1999      1.81%
                                2000     14.20%

               HIGH QUARTER   12/31/00   8.69%
               LOW QUARTER     6/30/99   -.25%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                    Advisory Foreign                       Salomon Broad
                                      Fixed Income                          Investment
                                       Portfolio                            Grade Index
----------------------------------------------------------------------------------------
One Year                                 14.20                                 11.60
----------------------------------------------------------------------------------------
Five Years                               10.21                                  6.45
----------------------------------------------------------------------------------------
Since Inception 10/7/94                  11.24                                  8.17
----------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

ADVISORY FOREIGN FIXED INCOME PORTFOLIO (Continued)

Asset-backed and mortgage securities are subject to the risk that changes in interest rates and other factors may affect the prepayment of the receivable, mortgage, loan or other assets underlying the security. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment rates also can shorten or extend the average life of the Portfolio's asset-backed or mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Changes in the values of foreign currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

ADVISORY FOREIGN FIXED INCOME II PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 of issuers
 in
 countries
 other than
 the U.S.
 ------------
 100% of
 securities
 rated BBB
 or higher
 at time of
 purchase
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than 5
 years
 ------------
 Benchmark:
 Salomon
 Broad
 Investment
 Grade Index
 ------------
 Ticker
 Symbol: Not
 Available
 ------------
 CUSIP No.:
 552-913-212
 ------------
 PORTFOLIO
 MANAGERS
 J. David
 Germany,
 Michael
 Kushma,
 Paul F.
 O'Brien and
 Christian
 G. Roth
OBJECTIVE
The Advisory Foreign Fixed Income II Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests in investment grade fixed income securities of government and corporate issuers primarily in countries other than the U.S., including, to a limited degree, issuers located in emerging markets. A portion of these securities may be asset-backed and, to a lesser extent, mortgage securities. The securities held by the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. The Portfolio ordinarily will maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser uses futures, forwards and other types of derivatives in managing the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams determine the relative attractiveness of foreign government, corporate and mortgage securities. The Adviser relies upon value measures, particularly the relative attractiveness of securities issued by foreign governments against those of corporations and other private entities. The Adviser also measures various types of risk, focusing on the level of real interest rates, currency valuations, credit risk, country risk and the shape of the yield curve. The Adviser's management team builds an investment portfolio designed to take advantage of the firm's judgment on these factors, while balancing the overall risk of the Portfolio. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally move in correlation to changes in an issuer's credit rating.

Asset-backed and mortgage securities are subject to the risk that changes in interest rates and other factors may affect the prepayment of the receivable, mortgage, loan or other assets underlying the security. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment rates also can shorten or extend the average life of the Portfolio's asset-backed or mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Changes in the values of foreign currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

ADVISORY FOREIGN FIXED INCOME II PORTFOLIO (Continued)

involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

PERFORMANCE INFORMATION
No performance information is provided because the Advisory Foreign Fixed Income II Portfolio has not been in operations for a full calendar year.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

ADVISORY MORTGAGE PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 mortgage
 securities
 ------------
 100%
 investment
 grade
 securities
 at time of
 purchase
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than 7
 years
 ------------
 Average
 duration
 generally
 2-7 years
 ------------
 Benchmark:
 Lehman
 Mortgage Index
 ------------
 Ticker
 Symbol: Not
 Available
 ------------
 CUSIP No.:
 552-913-592
 ------------
 PORTFOLIO
 MANAGERS
 Kenneth B.
 Dunn,
 Scott F.
 Richard and
 Roberto M.
 Sella
OBJECTIVE
The Advisory Mortgage Portfolio seeks returns consistent with returns generated by the market for mortgage securities.

APPROACH
The Portfolio invests in investment grade mortgage securities of the U.S. Government and private issuers, and in mortgage derivatives. The Portfolio also invests in other U.S. Government securities and investment grade fixed income securities. The Portfolio ordinarily will maintain an average weighted maturity in excess of seven years, although there is no minimum or maximum maturity for any individual security. The Adviser uses futures, swaps and other derivatives in managing the Portfolio.

PROCESS
The Adviser employs a value approach toward mortgage investing. The Adviser's research teams determine the relative attractiveness of mortgage securities, mortgage derivatives, and other U.S. Government and fixed income securities. The Adviser measures returns generated by the market for mortgage securities by reference to the Portfolio's benchmark index. The Adviser also measures various types of risk, focusing on the level of real interest rates, sensitivity to interest rate changes, credit risk, prepayment rates and the shape of the yield curve. The Adviser's management team builds an investment portfolio designed to take advantage of the firm's judgment on these factors, while balancing the overall risk of the Portfolio. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally move in correlation to changes in an issuer's credit rating.

Mortgage securities are also subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment rates also can shorten or extend the average life of the Portfolio's mortgage securities.

ADVISORY MORTGAGE PORTFOLIO

Commenced operations on April 12, 1995

                                    [GRAPH]

                                1996      6.52%
                                1997     10.43%
                                1998      7.60%
                                1999     -0.49%
                                2000     10.55%

                HIGH QUARTER   6/30/97    3.76%
                LOW QUARTER    6/30/99   -1.36%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                        Advisory                              Lehman
                                   Mortgage Portfolio                     Mortgage Index
----------------------------------------------------------------------------------------
One Year                                 10.55                                11.16
----------------------------------------------------------------------------------------
Five Years                                6.85                                 6.91
----------------------------------------------------------------------------------------
Since Inception 4/12/95                   7.67                                 7.79
----------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 and 5 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

ADVISORY MORTGAGE PORTFOLIO (Continued)

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             FEES AND EXPENSES OF THE
                                             PORTFOLIOS

                       FEE AND EXPENSES OF THE PORTFOLIOS



The Securities and Exchange Commission (the "Commission") requires all funds to disclose in the table to the right the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

------------------------------------------------------------------------------
                                                                 Total Annual
                               Management Distribution  Other   Fund Operating
                                  Fees    (12b-1) Fees Expenses    Expenses
------------------------------------------------------------------------------
Advisory Foreign Fixed Income
 Portfolio                       .375%        None       .35%        .73%**
------------------------------------------------------------------------------
Advisory Foreign Fixed Income
 II Portfolio                    .375%        None       .33%*       .71%**
------------------------------------------------------------------------------
Advisory Mortgage Portfolio      .375%        None       .09%        .47%**
------------------------------------------------------------------------------

 Total Annual Fund Operating Expenses reflected in the table above may be higher than the expenses actually deducted from portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
* Other Expenses are based on estimated amounts for the current year.
** The Adviser has voluntarily agreed to reduce its advisory fee and reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

---------------------------------------------------------------------------------
                                           Total Annual Fund Operating Expenses
                                         After MAS Waiver/Reimbursement & Offsets
---------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio                    .15%
---------------------------------------------------------------------------------
Advisory Foreign Fixed Income II
 Portfolio                                                 .15%
---------------------------------------------------------------------------------
Advisory Mortgage Portfolio                                .08%
---------------------------------------------------------------------------------

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. For portfolios that have been in operation for 6 months or less, the example is limited to 3 years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXAMPLE
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

---------------------------------------------------------------------------
                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio      $75    $233    $406     $906
---------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio   $73    $227    $ -      $ -
---------------------------------------------------------------------------
Advisory Mortgage Portfolio                  $48    $151    $263     $591
---------------------------------------------------------------------------

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT STRATEGIES AND RELATED
                                             RISKS

                    INVESTMENT STRATEGIES AND RELATED RISKS

This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries.

FIXED INCOME SECURITIES
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. Government securities, securities issued by federal or federally sponsored agencies ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Adjustable rate securities pay a floating or variable rate of interest. The interest rates on these securities will vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Some obligations carry a demand feature permitting the holder to tender them back to the issuer or to a third party at par value before maturity. Fixed income securities include inverse floaters, which are designed to respond in a targeted fashion to changes in interest rates.

Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

DURATION--The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

MORTGAGE AND ASSET-BACKED SECURITIES--Mortgage and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or assets such as truck and auto loans, leases and credit card receivables. Due to the possibility of prepayment of the assets underlying these securities, it may not be possible to determine in advance the actual maturity date or average life of the security. Rising interest rates tend to discourage refinancings, and, as a result, the average life and volatility of the security will increase. When interest rates fall, the underlying asset must be reinvested at lower rates.

HIGH YIELD SECURITIES--Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

EUROBONDS--Eurobonds may include bonds issued and denominated in euros (the new currency unit implemented on January 1, 1999 by the countries participating in the European Monetary Union). Eurobonds may be issued by government and corporate issuers in

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT STRATEGIES AND RELATED
                                             RISKS


Europe. As a result, Eurobonds carry the foreign investment risk and currency risk discussed below.

BRADY BONDS--Brady Bonds are debt obligations created as part of the restructuring of commercial bank loans to entities in emerging market countries. Brady Bonds may be collateralized or not, and may be issued in various currencies (most are U.S.-dollar denominated).

FOREIGN SECURITIES
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

FOREIGN CURRENCY--Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may, in its discretion, choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

EMERGING MARKET SECURITIES--Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

DERIVATIVES AND OTHER INVESTMENTS
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances.

Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT STRATEGIES AND RELATED
                                             RISKS


their exposure to changing foreign currency exchange rates. The portfolios may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price. The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the 1940 Act. The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (SMBS) are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs").

A Portfolio may enter into public or private over-the-counter derivatives transactions with counterparties that meet the Fund's requirements for credit quality and collateral. A Portfolio will not use derivatives to increase its level of risk above the level that could be achieved using only traditional investment securities. A Portfolio will not use derivatives as an indirect way of investing in assets that it cannot, as a matter of policy, invest in directly.

The amount that a Portfolio may invest in futures and options depends on the type of portfolio. The limitations are as follows:

Each Portfolio may enter into futures contracts and options on futures contracts for bona fide hedging purposes to an unlimited extent. It also can enter into futures contracts and options thereon for other purposes, provided that no more than 5% of the Portfolio's total assets at the time of the transaction are required as margin and option premiums to secure the Portfolio's obligations under such contracts.

An investment in derivatives may require a Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. This can cause a Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. A Portfolio in that position could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

RISKS OF DERIVATIVES--The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities to which they relate.

Hedging the Portfolio's currency risks involves the risks of mismatching the Portfolio's

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT STRATEGIES AND RELATED
                                             RISKS


obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. In addition, the yield to maturity of IOs and POs is extremely sensitive to prepayment levels. As a result, a high rate of prepayments can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

TEMPORARY DEFENSIVE INVESTMENTS
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in securities of U.S. issuers for temporary defensive purposes, as described in the Statement of Additional Information. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

PORTFOLIO TURNOVER
Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Nonetheless, short-term trading activities that result in high turnover rates are not incompatible with a stated objective of long-term capital growth or other long-term goals, and can lead to gains that may increase share value.

NON-DIVERSIFICATION OF INVESTMENTS
A Portfolio of investments in a small number of issuers or industries or in securities denoDinated in only a few foreign currencies increases risk. A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single issuer than a diversified Portfolio. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit, currency or other risks.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             PURCHASING SHARES

PURCHASING SHARES

Shares of each Portfolio may be purchased at the net asset value per share
(NAV) next determined after we receive your purchase order. Institutional Class shares are available to clients of the Adviser with combined investments of $5,000,000 (minimum additional investment $1,000).

OTHER PURCHASE INFORMATION--We may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. We may waive the minimum initial and additional investment amounts in certain cases.

Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for shares will not be issued except if you request them in writing. Certificates for fractional shares, however, will not be issued.

REDEEMING SHARES

You may redeem shares of each Portfolio at no charge by writing to Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868 or by calling 1-800-762-1155. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of each Portfolio will be redeemed at the net asset value (NAV) next determined after we receive your redemption request.

We will ordinarily pay redemption proceeds within three business days after receipt of your request. We may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             GENERAL SHAREHOLDER INFORMATION

                        GENERAL SHAREHOLDER INFORMATION

VALUATION OF SHARES
We determine the NAV of the Portfolios as of one hour after the close of normal trading in the U.S. bond markets (typically 4:00 p.m. Eastern Time).

Each Portfolio values its securities at market value. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the primary market for the securities, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

The Fund is closed for business on weekends and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The value of portfolio securities may change on a day when you cannot purchase or redeem shares if a Portfolio invests in foreign securities that trade on days when the Fund is closed.


DIVIDENDS AND DISTRIBUTIONS
The Portfolios normally distribute substantially all of their net investment income to shareholders as follows:

------------------------------------------------------------------------------------------
 Portfolio                                     Monthly                           Quarterly
------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income                                                         X
------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II                                                      X
------------------------------------------------------------------------------------------
Advisory Mortgage                                  X
------------------------------------------------------------------------------------------

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify MAS Funds in writing.

TAXES--Income dividends you receive will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets.

Investment income received by the Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios from sources within foreign countries may be subject to foreign income taxes. These Portfolios may be able to pass through to you for foreign tax credit purposes the amount of foreign income taxes that they paid.

Distributions paid in January but declared by a Portfolio in October, November or December of the previous year are taxable to you in the previous year.

Exchanges and redemptions of shares in a Portfolio are taxable events.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             FUND MANAGEMENT

FUND MANAGEMENT

ADVISER--The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969. The Adviser is wholly-owned by subsidiaries of Morgan Stanley Dean Witter & Co., and is an investment advisory affiliate of Morgan Stanley Dean Witter Investment Management Inc. ("MSDW"). The Adviser is located at One Tower Bridge, West Conshohocken, PA 19428-0868. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2000, MSDW had in excess of $171.6 billion in assets under management.

The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table below shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2000 fiscal year.

----------------------------------------------------------------------------
                                     Contractual            FY 2000
                                  Compensation Rate Actual Compensation Rate
----------------------------------------------------------------------------
Advisory Foreign Fixed Income
 Portfolio*                             .375%                 .00
----------------------------------------------------------------------------
Advisory Foreign Fixed Income II
 Portfolio*                             .375%                 .00
----------------------------------------------------------------------------
Advisory Mortgage Portfolio*            .375%                 .00
----------------------------------------------------------------------------

* The Adviser is voluntarily waiving a portion of its fee and reimbursing certain expenses for the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios to keep Total Operating Expenses from exceeding .15%, .15% and .08%, respectively.


PORTFOLIO MANAGERS
A description of the business experience during the past five years for each of the investment professionals who are primarily responsible for the day-to-day management of the Fund's Portfolios is as follows:

KENNETH B. DUNN, Managing Director, MSDW, joined MAS in 1987. He joined the management team for the Fixed Income Portfolio in 1987, the Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, the Advisory Mortgage Portfolio in 1995 and the Multi-Market Fixed Income Portfolio in 1997.

J. DAVID GERMANY, Managing Director, MSDW, joined MAS in 1991. He joined the management team for the Global Fixed Income and International Fixed Income Portfolios in 1993, the Multi-Asset-Class and Advisory Foreign Fixed Income Portfolios in 1994, the Multi-Market Fixed Income Portfolio in 1997 and the Advisory Foreign Fixed Income II Portfolio in 2000.

MICHAEL KUSHMA, Principal, MSDW, joined MSDW in 1987. He served as a Global Fixed Income Strategist from 1987 to 1995, and has served as the Senior Global Fixed Income Portfolio Manager since 1995. He joined the management team for the Global Fixed Income, International Fixed Income and Advisory Foreign Fixed Income Portfolios in 1996 and the Advisory Foreign Fixed Income II Portfolio in 2000.

PAUL F. O'BRIEN, Principal, MSDW and MSDW Advisors, joined MAS in 1996. He served as Head of European Economics from 1993 through 1995 for J.P. Morgan. He joined the management team for the Global Fixed Income, International Fixed Income and Advisory Foreign Fixed Income Portfolios in 1996 and the Advisory Foreign Fixed Income II Portfolio in 2000.

SCOTT F. RICHARD, Managing Director, MSDW and MSDW Advisors, joined MAS in 1992. He joined the management team for the Limited Duration, Intermediate Duration and Advisory Mortgage Portfolios in 1995, the Targeted

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             FUND MANAGEMENT


Duration Portfolio in 1998 and the Domestic Fixed Income and Fixed Income II Portfolios in 2000.

CHRISTIAN G. ROTH, Principal, MSDW, joined MAS in 1991. He served as a Portfolio Manager for the Limited Duration and Intermediate Duration Portfolios from 1994 until 1998. He joined the management team for the Global Fixed Income and International Fixed Income Portfolios in 1999 and the Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios in 2000.

ROBERTO M. SELLA, Managing Director, MSDW, joined MAS in 1992. He served as a Financial Analyst from 1992-1998, and as a Portfolio Manager beginning in 1998. He joined the management team for the Fixed Income, Special Purpose Fixed Income and Advisory Mortgage Portfolios in 2000.

DISTRIBUTOR
Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

                      (This page intentionally left blank)

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information for the year 2000 has been extracted from the Fund's financial statements which were audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September 30, 2000 Annual Report to Shareholders. The information for the periods ended prior to September 30, 2000 was audited by PricewaterhouseCoopers LLP.

-----------------------------------------------------------------------------------------------------------------------------------

                                Net Gains or
           Net Asset               Losses                   Dividend      Capital Gain
            Value-      Net     on Securities Total from  Distributions  Distributions
           Beginning Investment (realized and Investment (net investment (realized net      Other
           of Period   Income    unrealized)  Activities     income)     capital gains) Distributions
 ----------------------------------------------------------------------------------------------------------------------------------

  ADVISORY FOREIGN FIXED INCOME PORTFOLIO (COMMENCEMENT OF OPERATIONS 10/7/94)
  2000       $3.85     $0.18         0.03       $0.21        ($0.35)           -             -
  1999+++    10.18      0.19         -           0.19         (5.52)          (1.00)         -
  1998+++    10.32      0.48         0.48        0.96         (1.10)           -             -
  1997+++    11.73      0.58         0.80        1.38         (1.88)          (0.88)        (0.03)#
  1996       10.80      0.68         1.02        1.70         (0.66)          (0.11)         -
 ----------------------------------------------------------------------------------------------------------------------------------

  ADVISORY FOREIGN FIXED INCOME II PORTFOLIO (COMMENCEMENT OF OPERATIONS 6/20/00)
  2000      $10.00     $0.14        $0.04       $0.18          -               -             -
 ----------------------------------------------------------------------------------------------------------------------------------

  ADVISORY MORTGAGE PORTFOLIO (COMMENCEMENT OF OPERATIONS 4/12/95)
  2000      $10.03     $0.72       ($0.08)      $0.64        ($0.67)           -             -
  1999       10.86      0.66        (0.69)      (0.03)        (0.58)           -            (0.22)#
  1998       10.59      0.69         0.36        1.05         (0.67)          (0.11)         -
  1997       10.29      0.75         0.34        1.09         (0.71)          (0.08)         -
  1996       10.41      0.72        (0.06)       0.66         (0.72)          (0.03)        (0.03)#
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   NOTES TO THE FINANCIAL HIGHLIGHTS

     * Annualized
    ** Total return figures for partial years are not annualized.
     # Represents distribution in excess of net realized gains.
     + For the periods ended September 30, 1996, September 30, 1997, September
       30, 1998, September 30, 1999 and September 30, 2000, the Ratio of Expenses to Average Net Assets for the Advisory Foreign Fixed Income and Advisory Mortgage Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.12% and 0.08%, respectively, for 1996, 0.14%, and 0.08%, respectively, for 1997, 0.12%, and 0.08%, respectively, for 1998, 0.14%, and 0.08%, respectively, for 1999 and 0.15% and 0.08%, respectively, for 2000. Likewise, for the period ended September 30, 2000, the Ratio of Expenses to Average Net Assets for the Advisory Foreign Fixed Income II Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.15% (annualized).
    ++ The Adviser has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios from exceeding 0.15%, 0.15% and 0.08%, respectively. Voluntarily waived and/or reimbursed expenses of the Advisory Foreign Fixed Income and Advisory Mortgage Portfolios totaled 0.38% and 0.39%, respectively, for the year ended September 30, 1996, 0.38% and 0.40%, respectively, for the year ended September 30, 1997, 0.38%, 0.40%, respectively, for the year ended September 30, 1998 and 0.39% and 0.39%, respectively for the year ended September 30, 1999. Voluntarily waived and/or reimbursed expenses of the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios totalled 0.57%, 3.02% (annualized) and 0.38%, respectively, for the year ended September 30, 2000.
   +++ Per share amounts for the year are based on average shares outstanding.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------

                   Net Asset          Net Assets-    Ratio of     Ratio of
                    Value-              End of       Expenses    Net Income Portfolio
       Total        End of    Total     Period      to Average   to Average Turnover
   Distributions    Period   Return** (thousands) Net Assets+,++ Net Assets   Rate
 ----------------------------------------------------------------------------------------------------------------------------------

      ($0.35)        $3.71     5.86%      $9,052       0.16%        4.87%        0%
       (6.52)         3.85     2.87       14,322       0.15         4.24         0
       (1.10)        10.18    10.19       17,683       0.12         4.84       318
       (2.79)        10.32    14.08       93,939       0.14         5.68       208
       (0.77)        11.73    16.47      236,092       0.12         6.06       170
 ----------------------------------------------------------------------------------------------------------------------------------

        -           $10.18     1.80%      $1,806       0.15%*       5.09%*       0%
 ----------------------------------------------------------------------------------------------------------------------------------

      ($0.67)       $10.00     6.76%  $7,019,170       0.09%        7.19%       49%
       (0.80)        10.03    (0.32)   8,463,568       0.09         6.62        94
       (0.78)        10.86    10.36    6,396,764       0.09         6.83       126
       (0.79)        10.59    11.03    3,071,427       0.09         7.55       144
       (0.78)        10.29     6.56    1,974,592       0.09         7.17       139
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             MAS Funds

                                             Advisory Portfolios Prospectus
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                January 31, 2001
Where to find Additional Information

In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 2001, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") which contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and ExchangeCommission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in
Washington D.C. (for information call 1-202-942-8090); (2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

MAS Funds

One Tower Bridge,
West Conshohocken, PA 19428-0868.

For Shareholder Inquiries,
call Client Services at 1-800-354-8185.

Prices and Investment Results are available at 1-800-522-1525.

                              Trustees of the Fund

                          Thomas L. Bennett, Chairman

                               Thomas P. Gerrity

                                Joseph P. Healey

                                Joseph J. Kearns

                               Vincent R. McLean

                              C. Oscar Morong, Jr.

                                 James H. Scott

                              Officers of the Fund
                              --------------------

                                Lorraine Truten,
                                   President

                                James A. Gallo,
                           Vice President & Treasurer

                               Richard J. Shoch,
                                   Secretary






                                                             905-promasadvy-0101

                                             INSTITUTIONAL CLASS PROSPECTUS
[LOGO OF MORGAN STANLEY DEAN WITTER]

MAS FUNDS

January 1, 2001

MAS Funds (the "Fund") is a no-load mutual fund consisting of 30 different investment portfolios, 23 of which are described in this prospectus. Miller Anderson & Sherrerd, LLP (the "Adviser"), an investment advisory affiliate of Morgan Stanley Dean Witter Investment Management, is the Fund's investment adviser. This prospectus offers Institutional Class shares of the following portfolios (each a "Portfolio" and collectively the "Portfolios"):
------------------------------------------------------------------------------

Equity Portfolios

Equity Portfolio
Mid Cap Growth Portfolio
Mid Cap Growth II Portfolio
Mid Cap Value Portfolio
Small Cap Growth Portfolio
Small Cap Value Portfolio
Strategic Small Value Portfolio
Value Portfolio
------------------------------------------------------------------------------

Fixed Income Portfolios

Cash Reserves Portfolio
Domestic Fixed Income Portfolio
Fixed Income Portfolio
Fixed Income II Portfolio
Global Fixed Income Portfolio
High Yield Portfolio
Intermediate Duration Portfolio
International Fixed Income Portfolio
Limited Duration Portfolio
Multi-Market Fixed Income Portfolio
Municipal Portfolio
Special Purpose Fixed Income Portfolio
Targeted Duration Portfolio
------------------------------------------------------------------------------

Balanced Portfolios

Balanced Portfolio
Multi-Asset-Class Portfolio
------------------------------------------------------------------------------

CLIENT SERVICES:
1-800-354-8185

PRICES AND INVESTMENT RESULTS:
1-800-522-1525

INVESTMENT ADVISER
MILLER ANDERSON & SHERRERD, LLP

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


INVESTMENT SUMMARY       1
--------------------------
EQUITY PORTFOLIOS
--------------------------
Equity                   2
--------------------------
Mid Cap Growth           3
--------------------------
Mid Cap Growth II        5
--------------------------
Mid Cap Value            6
--------------------------
Small Cap Growth         7
--------------------------
Small Cap Value          9
--------------------------
Strategic Small Value   10
--------------------------
Value                   11
--------------------------

FIXED INCOME PORTFOLIOS
---------------------------------
Cash Reserves                  12
---------------------------------
Domestic Fixed Income          13
---------------------------------
Fixed Income                   15
---------------------------------
Fixed Income II                17
---------------------------------
Global Fixed Income            19
---------------------------------
High Yield                     21
---------------------------------
Intermediate Duration          23
---------------------------------
International Fixed Income     25
---------------------------------
Limited Duration               27
---------------------------------
Multi-Market Fixed Income      29
---------------------------------
Municipal                      31
---------------------------------
Special Purpose Fixed Income   33
---------------------------------
Targeted Duration              35
---------------------------------
BALANCED PORTFOLIOS
---------------------------------
Balanced                       37
---------------------------------
Multi-Asset-Class              39
---------------------------------

FEES AND EXPENSES OF THE PORTFOLIOS       41
--------------------------------------------
INVESTMENT STRATEGIES AND RELATED RISKS   43
--------------------------------------------
PURCHASING SHARES                         48
--------------------------------------------
REDEEMING SHARES                          49
--------------------------------------------
GENERAL SHAREHOLDER INFORMATION           50
--------------------------------------------
FUND MANAGEMENT                           52
--------------------------------------------
FINANCIAL HIGHLIGHTS                      58
--------------------------------------------

                                             MAS FUNDS

                                             INVESTMENT SUMMARY

INVESTMENT SUMMARY
This section explains each Portfolio's:

 . Investment Objective
 . Principal Investment Strategy
 . Principal Risks

INVESTOR SUITABILITY
The Portfolios may be suitable for long-term investors who can accept the risks of investing in the stock and bond markets.

The Portfolios are designed principally for investment by fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others.

While the Portfolios consider whether their securities transactions will generate distributions taxable at capital gain or ordinary income rates, minimizing such taxes is not a principal investment strategy. The Municipal Portfolio may be a suitable investment for persons who would benefit from tax-exempt income.

Each Portfolio in this prospectus is a diversified fund for purposes of the Investment Company Act of 1940 ("1940 Act"), except for the Global Fixed Income and International Fixed Income Portfolios. All of the Portfolios comply with the diversification requirements of the Internal Revenue Code.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

EQUITY PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks
 ------------
 Equity
 capitalization
 generally
 greater
 than $5
 billion
 ------------
 Benchmark:
 S&P 500
 Index
 ------------
 Ticker
 Symbol:
 MPEQX
 ------------
 CUSIP No.:
 552-913-105
 ------------
 PORTFOLIO
 MANAGERS
 Arden C.
 Armstrong,
 Steven
 Epstein,
 James J.
 Jolinger,
 Brian
 Kramp,
 Eric F.
 Scharpf and
 Gary G.
 Schlarbaum
OBJECTIVE
The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in common stocks of large U.S. companies. The Portfolio invests, to a limited extent, in stocks of small companies and foreign equity securities.

PROCESS
The Adviser assigns each member of the portfolio management team to specific "value" or "growth" sectors. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser seeks to diversify the Portfolio's investments across market sectors, and to obtain the best values within each sector. In determining whether securities should be sold, the Adviser considers factors such as deteriorating fundamentals and relative valuation.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [GRAPH]

EQUITY PORTFOLIO
Commenced operations on November 14, 1984

                                1991     39.96%
                                1992      7.78%
                                1993      6.66%
                                1994       .50%
                                1995     33.02%
                                1996     20.59%
                                1997     25.84%
                                1998     19.67%
                                1999     28.80%
                                2000     -9.29%

            HIGH QUARTER      12/31/98     21.34%
            LOW QUARTER        9/30/98    -14.44%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                                                                     S&P
                                       Equity Portfolio                           500 Index
-------------------------------------------------------------------------------------------
One Year                                    -9.29                                   -9.12
-------------------------------------------------------------------------------------------
Five Years                                  16.23                                   18.32
-------------------------------------------------------------------------------------------
Ten Years                                   16.39                                   17.45
-------------------------------------------------------------------------------------------
Since Inception 11/14/84                    16.08                                   16.89
-------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

MID CAP GROWTH PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks of
 mid cap
 companies
 ------------
 Equity
 capitalization
 generally
 matching
 the
 benchmark
 (currently
 $1 billion
 to $15
 billion)
 ------------
 Benchmark:
 S&P MidCap
 400 Index
 ------------
 Ticker
 Symbol:
 MPEGX
 ------------
 CUSIP No.:
 552-913-782
 ------------
 PORTFOLIO
 MANAGERS
 Arden C.
 Armstrong,
 David P.
 Chu and
 Steven B.
 Chulik
OBJECTIVE
The Mid Cap Growth Portfolio seeks long-term capital growth.

APPROACH
The Portfolio invests primarily in common stocks of companies with capitalizations in the range of companies included in the S&P MidCap 400 Index. The Adviser focuses on companies that demonstrate one or more of the following characteristics: high earnings growth rates, growth stability, rising profitability and the ability to produce earnings that beat market expectations. The Portfolio may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquistion. The Portfolio may invest, to a limited extent, in foreign equity securities.

PROCESS
The Adviser uses a proprietary quantitative screen to sort stocks based on revisions to analysts' earnings predictions. The Adviser then researches companies that pass the screen. The Adviser also evaluates market valuations to eliminate the most overvalued stocks. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser follows a strict sell discipline, selling stocks when their earnings revision scores fall to unacceptable levels, when research reveals unfavorable trends or when their market valuations exceed levels that are reasonable in relation to their growth prospects.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Some market conditions may favor growth stocks or stocks of mid-sized companies, while other conditions may favor value stocks or stocks of larger or smaller companies.

The Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. In addition, the Adviser cannot guarantee continued access to IPOs.

                                    [GRAPH]

MID CAP GROWTH PORTFOLIO
Commenced operations on March 30, 1990

                                1991     59.39%
                                1992      2.91%
                                1993     18.23%
                                1994     -5.39%
                                1995     36.25%
                                1996     18.79%
                                1997     33.13%
                                1998     37.36%
                                1999     68.18%
                                2000     -7.34%

               HIGH QUARTER   12/31/99    39.27%
               LOW QUARTER     9/30/98   -19.18%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                          Mid Cap                                S&P MidCap
                                      Growth Portfolio                           400 Index
-------------------------------------------------------------------------------------------
One Year                                   -7.34                                   17.50
-------------------------------------------------------------------------------------------
Five Years                                 27.62                                   20.41
-------------------------------------------------------------------------------------------
Ten Years                                  23.81                                   19.85
-------------------------------------------------------------------------------------------
Since Inception 3/30/90                    23.02                                   18.11
-------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1, 5, and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

MID CAP GROWTH II PORTFOLIO (Continued)


Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

MID CAP GROWTH II PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks of
 mid cap
 companies
 ------------
 Equity
 capitalization
 generally
 matching
 the
 benchmark
 (currently
 $100
 million to
 $50
 billion)
 ------------
 Benchmark:
 Russell Mid
 Cap Growth
 Index
 ------------
 Ticker
 Symbol: Not
 Available
 ------------
 CUSIP No.:
 552-913-170
 ------------
 PORTFOLIO
 MANAGERS
 Arden C.
 Armstrong,
 David P.
 Chu and
 Steven B.
 Chulik
OBJECTIVE
The Mid Cap Growth II Portfolio seeks long-term capital growth.

APPROACH
The Portfolio invests primarily in common stocks of companies with capitalizations in the range of companies included in the Russell Mid Cap Growth Index. The Adviser focuses on companies that demonstrate one or more of the following characteristics: high earnings growth rates, growth stability, rising profitability and the ability to produce earnings that beat market expectations. The Portfolio may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquistion. The Portfolio may invest, to a limited extent, in foreign equity securities.

PROCESS
The Adviser uses a proprietary quantitative screen to sort stocks based on revisions to analysts' earnings predictions. The Adviser then researches companies that pass the screen. The Adviser also evaluates market valuations to eliminate the most overvalued stocks. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser follows a strict sell discipline, selling stocks when earnings estimates fall, when research reveals unfavorable trends or when their market valuations exceed levels that are reasonable in relation to their growth prospects.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Technology stocks, which are a significant component of the Portfolio's benchmark, can be more volatile than the market as a whole. The Portfolio's performance volatility at any point in time may be affected by the level of its investment in technology stocks. The securities issued by smaller companies may be less liquid. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. Some market conditions may favor growth stocks or stocks of mid-sized companies, while other conditions may favor value stocks or stocks of larger or smaller companies.

The Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. In addition, the Adviser cannot guarantee continued access to IPOs.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

PERFORMANCE INFORMATION
No performance information is provided because the Mid Cap Growth II Portfolio has not been in operation for a full calendar year.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

MID CAP VALUE PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks of
 mid cap
 companies
 ------------
 Equity
 capitalization
 generally
 matching
 the
 benchmark
 (currently
 $1 billion
 to $15
 billion)
 ------------
 Benchmark:
 S&P MidCap
 400 Index
 ------------
 Ticker
 Symbol:
 MPMVX
 ------------
 CUSIP No.:
 552-913-618
 ------------
 PORTFOLIO
 MANAGERS
 Bradley S.
 Daniels,
 William B.
 Gerlach,
 Vitaly V.
 Korchevsky
 and
 Gary G.
 Schlarbaum
OBJECTIVE
The Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in common stocks of companies with capitalizations in the range of companies included in the S&P MidCap 400 Index. The Portfolio may purchase stocks that typically do not pay dividends.

PROCESS
The Adviser analyzes securities to identify stocks that are undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the S&P MidCap 400 Index. For example, if the energy sector represents 10% of the S&P MidCap 400 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets. There are more than a dozen sectors represented in the S&P MidCap 400 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Some market conditions may favor value stocks or stocks of mid-sized companies, while other conditions may favor growth stocks or stocks of larger or smaller companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.
                                    [GRAPH]

MID CAP VALUE PORTFOLIO
Commenced operations on December 30, 1994

                                1995     32.71%
                                1996     40.77%
                                1997     39.58%
                                1998     16.05%
                                1999     19.82%
                                2000     11.94%

               HIGH QUARTER   12/31/98    22.46%
               LOW QUARTER     9/30/98   -13.80%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                           Mid Cap                               S&P MidCap
                                       Value Portfolio                           400 Index
-------------------------------------------------------------------------------------------
One Year                                    11.94                                  17.50
-------------------------------------------------------------------------------------------
Five Years                                  25.06                                  20.41
-------------------------------------------------------------------------------------------
Since Inception 12/30/94                    26.29                                  22.09
-------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

SMALL CAP GROWTH PORFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks of
 small cap
 companies
 ------------
 Equity
 capitalization
 range:
 Generally
 $250
 million to
 $2.5
 billion)
 ------------
 Benchmark:
 Russell
 2000 Index
 ------------
 Ticker
 Symbol:
 MSCGX
 ------------
 CUSIP No.:
 552-913-253
 ------------
 PORTFOLIO
 MANAGERS
 Arden C.
 Armstrong,
 David P.
 Chu and
 Steven B.
 Chulik
OBJECTIVE
The Small Cap Growth Portfolio seeks long-term capital growth.

APPROACH
The Portfolio invests primarily in common stocks of companies with capitalizations in the range of companies included in the Russell 2000 Index. The Adviser focuses on companies that demonstrate one or more of the following characteristics: high earnings growth rates, growth stability, rising profitability and the ability to produce earnings that beat market expectations. The Portfolio may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. The Portfolio may invest, to a limited extent, in foreign equity securities.

PROCESS
The Adviser uses a proprietary quantitative screen to sort stocks based on revisions to analysts' earnings predictions. The Adviser then researches companies that pass the screen. The Adviser also evaluates market valuations to eliminate the most overvalued stocks. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser follows a strict sell discipline, selling stocks when their earnings revision scores fall to unacceptable levels, when research reveals unfavorable trends or when their market valuations exceed levels that are reasonable in relation to their growth prospects.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in small companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Some market conditions may favor growth stocks or stocks of small companies, while other conditions may favor value stocks or stocks of larger companies.

The Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. Recent market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. A significant portion of the Portfolio's performance to date is related to its investment in IPOs. However, the Adviser

                                    [GRAPH]

SMALL CAP GROWTH PORTFOLIO
Commenced operations on June 30, 1998

                                1999     313.91%
                                2000     -18.96%

             HIGH QUARTER     12/31/99       69.51%
             LOW QUARTER      12/31/00      -23.81%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                        Small Cap                             Russell 2000
                                     Growth Portfolio                            Index
------------------------------------------------------------------------------------------
One Year                                  -18.96                                 -3.02
------------------------------------------------------------------------------------------
Since Inception 6/30/98                    81.26                                  3.58
------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

SMALL CAP GROWTH PORTFOLIO (Continued)

cannot guarantee continued access to IPOs, or the Portfolio's ability to profit from them.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

SMALL CAP VALUE PORTFOLIO (Not currently being offered to new investors)

 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks of
 small cap
 companies
 ------------
 Equity
 capitalization
 generally
 matching
 the
 benchmark
 (currently
 $100
 million to
 $2.5
 billion)
 ------------
 Benchmark:
 Russell
 2000 Index
 ------------
 Ticker
 Symbol:
 MPSCX
 ------------
 CUSIP No.:
 552-913-501
 ------------
 PORTFOLIO
 MANAGERS
 Bradley S.
 Daniels,
 William B.
 Gerlach,
 Vitaly V.
 Korchevsky
 and
 Gary G.
 Schlarbaum
OBJECTIVE
The Small Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in common stocks of companies with equity capitalizations in the range of companies included in the Russell 2000 Index. The Portfolio may purchase stocks that typically do not pay dividends.

PROCESS
The Adviser analyzes securities to identify stocks that are undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the Russell 2000 Index. For example, if the energy sector represents 10% of the Russell 2000 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets. There are more than a dozen sectors represented in the Russell 2000 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Some market conditions may favor value stocks or stocks of small companies, while other conditions may favor growth stocks or stocks of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [GRAPH]

Small cap value Portfolio
Commenced operations on July 1, 1986

                           1991           63.78%
                           1992           22.77%
                           1993           21.16%
                           1994            2.18%
                           1995           21.04%
                           1996           35.15%
                           1997           30.63%
                           1998           -1.42%
                           1999           26.02%
                           2000            3.48%

          High Quarter    3/31/91     31.89%
          Low Quarter     9/30/98    -18.30%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                        Small Cap                              Russell 2000
                                     Value Portfolio                              Index
-------------------------------------------------------------------------------------------
One Year                                   3.48                                   -3.02
-------------------------------------------------------------------------------------------
Five Year                                 17.81                                   10.31
-------------------------------------------------------------------------------------------
Ten Year                                  21.20                                   15.52
-------------------------------------------------------------------------------------------
Since Inception 7/1/86                    13.38                                    9.98
-------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

STRATEGIC SMALL VALUE PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks of
 small cap
 companies
 ------------
 Equity
 capitalization
 generally
 matching
 the
 benchmark
 (currently
 $100
 million to
 $2.5
 billion)
 ------------
 Benchmark:
 Russell
 2000 Value
 Index
 ------------
 Ticker
 Symbol:
 MSVIX
 ------------
 CUSIP No.:
 552-913-196
 ------------
 PORTFOLIO
 MANAGERS
 Bradley S.
 Daniels,
 William B.
 Gerlach,
 Vitaly V.
 Korchevsky
 and
 Gary G.
 Schlarbaum
OBJECTIVE
The Strategic Small Value Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in common stocks of domestic companies with equity capitalizations in the range of companies included in the Russell 2000 Value Index.

PROCESS
The Adviser analyzes securities to identify stocks that are undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. Sector weightings normally are kept within 5% of those of the Russell 2000 Value Index. For example, if the energy sector represents 10% of the Russell 2000 Value Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets. There are more than a dozen sectors represented in the Russell 2000 Value Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. The securities issued by smaller companies may be less liquid. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. Some market conditions may favor value stocks or stocks of small companies, while other conditions may favor growth stocks or stocks of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Please see "Investment Strategies and Related Risks" for information about these and other risks of investing in the Portfolio.

PERFORMANCE INFORMATION
No performance information is provided because the Strategic Small Value Portfolio has not been in operation for a full calendar year.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

VALUE PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 common
 stocks
 ------------
 Equity
 capitalization
 generally
 greater
 than
 $2.5 billion
 ------------
 Benchmark:
 S&P 500
 Index
 ------------
 Ticker
 Symbol:
 MPVLX
 ------------
 CUSIP No.:
 552-913-204
 ------------
 PORTFOLIO
 MANAGERS
 Richard M.
 Behler,
 Steven
 Epstein,
 Brian Kramp
 and
 Eric F.
 Scharpf
OBJECTIVE
The Value Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in common stocks of companies with equity capitalizations greater than $2.5 billion. The Portfolio focuses on stocks that are undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities.

PROCESS
The Adviser selects investments through a three part analysis. The Adviser identifies stocks with low price/earnings ratios. The Adviser then applies fundamental analysis and its investment judgment to determine which of those securities are the most attractive. Finally, the Adviser may favor securities of companies that are in undervalued industries. The Adviser employs a formal sell discipline, under which the Portfolio sells securities when their price/earnings ratios rise.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Some market conditions may favor value stocks, while other conditions may favor growth stocks. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [GRAPH]

Value Portfolio
Commenced operations on November 5, 1984

                                1991      37.65
                                1992      14.61
                                1993      14.34
                                1994       3.48
                                1995      38.75
                                1996      27.63
                                1997      23.38
                                1998      -2.88
                                1999      -2.07
                                2000      23.39

                High Quarter   3/31/91    17.05%
                Low Quarter    9/30/98   -19.02%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                                                                      S&P
                                       Value Portfolio                             500 Index
--------------------------------------------------------------------------------------------
One Year                                    23.39                                    -9.12
--------------------------------------------------------------------------------------------
Five Years                                  13.07                                    18.32
--------------------------------------------------------------------------------------------
Ten Years                                   16.95                                    17.45
--------------------------------------------------------------------------------------------
Since Inception 11/5/84                     15.57                                    16.76
--------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

CASH RESERVES PORTFOLIO


 Dollar
 weighted
 average
 maturity
 less than
 90 days
 ------------
 100% of
 non-U.S.
 Government
 securities
 rated A-
 1/P-1 or
 better by
 Moody's or
 Standard &
 Poor's at
 time of
 purchase
 ------------
 Individual
 maturities
 397 days or
 less
 ------------
 Benchmark:
 Salomon
 1-Month
 Treasury
 Bill Index;
 Lipper
 Money
 Market
 Average
 ------------
 Ticker
 Symbol:
 MPCXX
 ------------
 CUSIP No.:
 552-913-758
 ------------
 PORTFOLIO
 MANAGERS
 Dale R.
 Albright,
 Michael J.
 Davey and
 Jonathan R.
 Page
OBJECTIVE
The Cash Reserves Portfolio seeks to realize maximum current income, consistent with the preservation of capital and liquidity.

APPROACH
The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in liquid, high quality money market instruments of private financial and non-financial corporations, as well as obligations of the U.S. Government and its agencies and instrumentalities. The Portfolio's average weighted maturity will not exceed 90 days, and no individual security will have a remaining maturity in excess of 397 days.

PROCESS
The Portfolio's Sub-Adviser, Morgan Stanley Dean Witter Advisors Inc., determines the appropriate average maturity for the Portfolio based on the shape of the money market yield curve and its view of the direction of short term interest rates over the next one to six months. Securities are selected on the basis of their value, adjusted for risk. The Sub-Adviser invests in a variety of securities in order to diversify credit risk and interest rate risk. The Sub-Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities, when a security is downgraded, or for liquidity needs.

PRINCIPAL RISKS
An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, the Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating. Repurchase agreements are subject to additional risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Portfolio's right to control the collateral.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.
                                    [GRAPH]

CASH RESERVES PORTFOLIO
Commenced operations on August 29, 1990

                                1991      5.81%
                                1992      3.37%
                                1993      2.82%
                                1994      3.99%
                                1995      5.75%
                                1996      5.24%
                                1997      5.39%
                                1998      5.36%
                                1999      5.00%
                                2000      6.19%

             HIGH QUARTER        3/31/91      1.64%
             LOW QUARTER         3/31/93       .68%
AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                               Cash                Salomon              Lipper Money
                             Reserves          1-Month Treasury            Market
                             Portfolio            Bill Index              Average
------------------------------------------------------------------------------------
One Year                       6.19                  5.64                   5.68
------------------------------------------------------------------------------------
Five Years                     5.44                  4.89                   4.94
------------------------------------------------------------------------------------
Ten Years                      4.89                  4.48                   4.53
------------------------------------------------------------------------------------
Since Inception 8/29/90        5.00                  4.55                   4.63
------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index and the Lipper Money Market Average, an index that shows the performance of other money market funds. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future. You may obtain the Portfolio's SEC 7-day current yield by calling 1-800-522-1525.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

DOMESTIC FIXED INCOME PORTFOLIO


 100% U.S.
 issuers
 ------------
 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 ------------
 At least
 80% of
 fixed
 income
 securities
 rated A or
 higher (or
 equivalent)
 at time of
 purchase
 ------------
 Up to 20%
 of fixed
 income
 securities
 rated BBB
 (or
 equivalent)
 at time of
 purchase
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than
 5 years
 ------------
 May invest
 over 50% in
 mortgage
 securities
 ------------
 Benchmark:
 Salomon
 Broad
 Investment
 Grade Index
 ------------
 Ticker
 Symbol:
 MPSFX
 ------------
 CUSIP No.:
 552-913-881
 ------------
 PORTFOLIO
 MANAGERS
 W. David
 Armstrong,
 Angelo G.
 Manioudakis
 and Scott
 F. Richard
OBJECTIVE
The Domestic Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to the benchmark. The Portfolio invests exclusively in securities issued by U.S. - based entities that carry an investment grade rating at the time of purchase. The Adviser may use futures, swaps and other types of derivatives in managing the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. Government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while balancing the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off

                                    [GRAPH]

DOMESTIC FIXED INCOME PORTFOLIO
Commenced operations on September 29, 1987

                                1991     21.54%
                                1992      9.12%
                                1993     13.75%
                                1994     -3.89%
                                1995     18.85%
                                1996      3.89%
                                1997      9.62%
                                1998      7.23%
                                1999     -1.64%
                                2000     10.50%

             HIGH QUARTER     9/30/91     7.48%
             LOW QUARTER      3/31/92    -2.28%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                       Domestic                            Salomon Broad
                                     Fixed Income                         Investment Grade
                                      Portfolio                                Index
------------------------------------------------------------------------------------------
One Year                                10.50                                  11.60
------------------------------------------------------------------------------------------
Five Years                               5.83                                   6.45
------------------------------------------------------------------------------------------
Ten Years                                8.63                                   8.00
------------------------------------------------------------------------------------------
Since Inception 9/29/87                  8.95                                   8.83
------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

DOMESTIC FIXED INCOME PORTFOLIO (Continued)

their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

FIXED INCOME PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than
 5 years
 ------------
 At least
 80%
 investment
 grade
 securities
 at time of
 purchase
 ------------
 Up to 20%
 high yield
 securities
 at time
 of purchase
 ------------
 May invest
 over 50% in
 mortgage
 securities
 ------------
 Benchmark:
 Salomon
 Broad
 Investment
 Grade Index
 ------------
 Ticker Symbol:
 MPFIX
 ------------
 CUSIP No.:
 552-913-303
 ------------
 PORTFOLIO
 MANAGERS
 W. David
 Armstrong,
 Thomas L.
 Bennett,
 Kenneth B.
 Dunn and
 Roberto M.
 Sella
OBJECTIVE
The Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio ordinarily will maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to the benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Adviser may use futures, swaps and other types of derivatives in managing the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while balancing the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

                                    [GRAPH]

FIXED INCOME PORTFOLIO
Commenced operations on November 14, 1984

                                1991     21.49%
                                1992      8.46%
                                1993     13.90%
                                1994     -5.51%
                                1995     19.03%
                                1996      7.36%
                                1997      9.61%
                                1998      6.91%
                                1999      -.61%
                                2000     10.83%

                HIGH QUARTER   9/30/91    7.56%
                LOW QUARTER    3/31/94   -3.13%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                                                              Salomon Broad
                                       Fixed Income                            Investment
                                        Portfolio                              Grade Index
-------------------------------------------------------------------------------------------
One Year                                  10.83                                   11.60
-------------------------------------------------------------------------------------------
Five Years                                 6.74                                    6.45
-------------------------------------------------------------------------------------------
Ten Years                                  8.87                                    8.00
-------------------------------------------------------------------------------------------
Since Inception 11/14/84                   9.91                                    9.49
-------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

FIXED INCOME PORTFOLIO (Continued)


The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

FIXED INCOME II PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 ------------
 100%
 investment
 grade
 securities
 at time of
 purchase
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than 5
 years
 ------------
 May invest
 over 50% in
 mortgage
 securities
 ------------
 Benchmark:
 Salomon
 Broad
 Investment
 Grade Index
 ------------
 Ticker Symbol:
 MPFDX
 ------------
 CUSIP No.:
 552-913-741
 ------------
 PORTFOLIO
 MANAGERS
 Thomas L.
 Bennett,
 Angelo G.
 Manioudakis,
 Kenneth B.
 Dunn and
 Scott F.
 Richard
OBJECTIVE
The Fixed Income II Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to the benchmark. The Portfolio invests exclusively in securities that carry an investment grade rating at the time of purchase, and may invest opportunistically in non-dollar denominated securities. The Adviser may use futures, swaps and other types of derivatives in managing the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while balancing the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

                                    [GRAPH]

FIXED INCOME II PORTFOLIO
Commenced operations on August 31, 1990

                                1991     19.29%
                                1992      7.03%
                                1993     12.62%
                                1994     -5.15%
                                1995     18.67%
                                1996      5.53%
                                1997      9.29%
                                1998      7.54%
                                1999     -1.20%
                                2000     10.51%

                HIGH QUARTER   9/30/91    7.64%
                LOW QUARTER    3/31/92   -2.78%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                                                             Salomon Broad
                                     Fixed Income II                          Investment
                                        Portfolio                             Grade Index
------------------------------------------------------------------------------------------
One Year                                  10.51                                  11.60
------------------------------------------------------------------------------------------
Five Years                                 6.25                                   6.45
------------------------------------------------------------------------------------------
Ten Years                                  8.16                                   8.00
------------------------------------------------------------------------------------------
Since Inception 8/31/90                    8.72                                   8.34
------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

FIXED INCOME II PORTFOLIO (Continued)


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

GLOBAL FIXED INCOME PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 of issuers
 in at least
 3
 countries,
 including
 the U.S.
 ------------
 At least
 95%
 investment
 grade
 securities
 at time of
 purchase
 ------------
 Up to 5%
 invested in
 high yield
 securities
 at time of
 purchase
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than
 5 years
 ------------
 Benchmark:
 Salomon
 World
 Government
 Bond Index
 ------------
 Ticker Symbol:
 MAGFX
 ------------
 CUSIP No.:
 552-913-683
 ------------
 PORTFOLIO
 MANAGERS
 J. David
 Germany,
 Michael
 Kushma,
 Paul F.
 O'Brien and
 Christian
 G. Roth
OBJECTIVE
The Global Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in investment grade fixed income securities issued by U.S. and foreign issuers, including those located in emerging markets. The Portfolio will invest in a combination of government, corporate and mortgage securities offering attractive values. The Portfolio generally maintains an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest in high yield securities (commonly referred to as "junk bonds"). The Adviser may use futures, forwards, swaps and other derivatives in managing the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness of U.S. and foreign issuers, and of corporate, mortgage, asset-backed and government securities and CMOs. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. The Adviser also measures various types of risk, focusing on interest rate risk, country risk, currency risk, credit risk and exposure to changes in the shape of the yield curve. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while balancing the overall risk of the Portfolio. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial

                                    [GRAPH]

GLOBAL FIXED INCOME PORTFOLIO
Commenced operations on April 30, 1993

                                1994     -1.57%
                                1995     20.02%
                                1996      6.03%
                                1997      -.02%
                                1998     14.10%
                                1999     -4.80%
                                2000      -.92%

                High Quarter   3/31/95    8.03%
                Low Quarter    3/31/97   -4.11%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                      Global Fixed                           Salomon World
                                         Income                               Government
                                       Portfolio                              Bond Index
------------------------------------------------------------------------------------------
One Year                                  -.92                                   1.60
------------------------------------------------------------------------------------------
Five Years                                2.67                                   3.10
------------------------------------------------------------------------------------------
Since Inception 4/30/93                   5.14                                   5.38
------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

GLOBAL FIXED INCOME PORTFOLIO (Continued)

health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decrease in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

HIGH YIELD PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 high yield
 securities
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than
 5 years
 ------------
 Benchmark:
 CS First
 Boston
 Global High
 Yield Index
 ------------
 Ticker Symbol:
 MPHYX
 ------------
 CUSIP No.:
 552-913-790
 ------------
 PORTFOLIO
 MANAGERS
 Robert E.
 Angevine,
 Stephen F.
 Esser,
 Gordon W.
 Loery and
 Deanna
 L. Loughnane
OBJECTIVE
The High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. Government securities, corporate bonds and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

PROCESS
The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio maintains a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

                                    [GRAPH]

HIGH YIELD PORTFOLIO
Commenced operations on February 28, 1989

                                1991     44.17%
                                1992     18.51%
                                1993     24.57%
                                1994     -7.06%
                                1995     23.94%
                                1996     15.29%
                                1997     15.98%
                                1998      3.16%
                                1999      7.79%
                                2000    -10.52%

               HIGH QUARTER    3/31/91   24.81%
               LOW QUARTER    12/31/00   -6.42%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                                                           CS First Boston
                                      High Yield                             Global High
                                      Portfolio                              Yield Index
------------------------------------------------------------------------------------------
One Year                                -10.52                                  -5.21
------------------------------------------------------------------------------------------
Five Years                                5.88                                   4.51
------------------------------------------------------------------------------------------
Ten Years                                12.55                                  11.19
------------------------------------------------------------------------------------------
Since Inception 2/28/89                   8.89                                   8.58
------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

HIGH YIELD PORTFOLIO (Continued)

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

[INTERMEDIATE DURATION PORTFOLIO]


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 ------------
 100%
 investment
 grade
 securities
 at time of
 purchase
 ------------
 Average
 duration 2-
 5 years
 ------------
 May invest
 over 50% in
 mortgage
 securities
 ------------
 Benchmark:
 Lehman
 Brothers
 Intermediate
 Government/
 Credit
 Index
 ------------
 Ticker Symbol:
 MAIDX
 ------------
 CUSIP No.:
 552-913-642
 ------------
 PORTFOLIO
 MANAGERS
 Angelo G.
 Manioudakis,
 Charles
 Moon
 and Scott
 F. Richard
OBJECTIVE
The Intermediate Duration Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio seeks value in the fixed income market with only a moderate sensitivity to changes in interest rates. The Portfolio invests primarily in a diversified mix of U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio also may invest, to a limited extent, in non-dollar denominated securities. The Portfolio generally maintains an average duration between two and five years. The Adviser uses futures, swaps and other derivatives to manage the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures, including the attractiveness of the extra yield offered by non-Treasury securities, the level of real interest rates, and the steepness of the yield curve, to guide its decision regarding duration management, and country, sector and security selection. Teams of portfolio managers implement strategies based on these types of value measures. Sector teams seek specific bonds within each sector, while a portfolio team seeks to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to

                                    [GRAPH]

INTERMEDIATE DURATION PORTFOLIO
Commenced operations on October 3, 1994

                                1995     15.38%
                                1996      5.94%
                                1997      8.07%
                                1998      7.03%
                                1999      0.86%
                                2000      9.07%

             HIGH QUARTER    3/31/95      4.80%
             LOW QUARTER     6/30/99     -1.10%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                                                        Lehman Brothers
                                    Intermediate                         Intermediate
                                      Duration                         Government/Credit
                                     Portfolio                               Index
----------------------------------------------------------------------------------------
One Year                                9.07                                 10.12
----------------------------------------------------------------------------------------
Five Years                              6.16                                  6.11
----------------------------------------------------------------------------------------
Since Inception 10/3/94                 7.25                                  7.27
----------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

INTERMEDIATE DURATION PORTFOLIO (Continued)


reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

INTERNATIONAL FIXED INCOME PORTFOLIO


 Generally
 at least
 80% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 of issuers
 in at least
 3 countries
 other than
 the U.S.
 ------------
 At least
 95%
 investment
 grade
 securities
 at time of
 purchase
 ------------
 Up to 5%
 invested in
 high yield
 securities
 at time of
 purchase
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than
 5 years
 ------------
 Benchmark:
 Salomon
 World
 Government
 Bond Ex-
 U.S. Index
 ------------
 Ticker Symbol:
 MPIFX
 ------------
 CUSIP No.:
 552-913-816
 ------------
 PORTFOLIO
 MANAGERS
 J. David
 Germany,
 Michael
 Kushma,
 Paul F.
 O'Brien and
 Christian
 G. Roth
OBJECTIVE
The International Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the U.S., including, to a limited degree, high yield securities (commonly referred to as "junk bonds") and securities of issuers located in emerging markets. The securities held by the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. The Portfolio ordinarily will maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser uses futures, swaps and other types of derivatives in managing the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams determine the relative attractiveness of foreign government, corporate, mortgage and asset-backed securities and CMOs. The Adviser relies upon value measures, particularly the relative attractiveness of securities issued by foreign governments, against those of corporations and other private entities. The Adviser also measures various types of risk, focusing on interest rate risk, country risk, currency risk, credit risk and exposure to changes in the shape of the yield curve. The Adviser's management team builds an investment portfolio designed to take advantage of the firm's judgment on these factors, while balancing the overall risk of the Portfolio. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will

                                    [GRAPH]

INTERNATIONAL FIXED INCOME PORTFOLIO
Commenced operations on April 29, 1994

                                1995     19.64%
                                1996      6.20%
                                1997     -3.97%
                                1998     17.74%
                                1999     -7.39%
                                2000     -2.37%

             HIGH QUARTER    3/31/95     10.86%
             LOW QUARTER     3/31/97     -5.74%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                                                              Salomon World
                                      International                            Government
                                      Fixed Income                            Bond Ex-U.S.
                                        Portfolio                                 Index
-------------------------------------------------------------------------------------------
One Year                                  -2.37                                   -2.64
-------------------------------------------------------------------------------------------
Five Years                                 1.66                                    1.64
-------------------------------------------------------------------------------------------
Since Inception 4/29/94                    4.18                                    4.48
-------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

INTERNATIONAL FIXED INCOME PORTFOLIO (Continued)

rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Substantially all of the Portfolio's investments will be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is a non-diversified portfolio that may invest in a relatively limited number of issuers. The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

LIMITED DURATION PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 ------------
 100%
 investment
 grade
 securities
 at time of
 purchase
 ------------
 Average
 duration 1-
 3 years
 ------------
 Benchmark:
 Salomon 1-3
 Year
 Treasury/Government
 Sponsored
 Index
 ------------
 Ticker
 Symbol:
 MPLDX
 ------------
 CUSIP No.:
 552-913-733
 ------------
 PORTFOLIO
 MANAGERS
 David S.
 Horowitz
 and
 Scott F.
 Richard
OBJECTIVE
The Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio seeks value in the fixed income market with only a limited sensitivity to changes in interest rates. The Portfolio invests primarily in U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio maintains an average duration similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and 3 years. The Adviser uses futures, swaps and other derivatives to manage the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures, including the attractiveness of the extra yield offered by non-Treasury securities, the level of real interest rates, and the steepness of the yield curve, to guide its decision regarding duration management, and country, sector and security selection. Teams of portfolio managers implement strategies based on these types of value measures. Sector teams seek specific bonds within each sector, while a portfolio team seeks to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.


                                    [GRAPH]

LIMITED DURATION PORTFOLIO
Commenced operations on March 31, 1992

                                1993      5.97%
                                1994      -.07%
                                1995     10.37%
                                1996      5.27%
                                1997      6.25%
                                1998      5.63%
                                1999      3.77%
                                2000      7.93%

              HIGH QUARTER   3/31/95      3.23%
              LOW QUARTER    3/31/94      -.95%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                      Limited                           Salomon 1-3 Year
                                     Duration                          Treasury/Government
                                     Portfolio                           Sponsored Index
------------------------------------------------------------------------------------------
One Year                               7.93                                   8.22
------------------------------------------------------------------------------------------
Five Years                             5.76                                   5.99
------------------------------------------------------------------------------------------
Since Inception 3/31/92                5.90                                   6.00
------------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

LIMITED DURATION PORTFOLIO (Continued)


The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

MULTI-MARKET FIXED INCOME PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than
 5 years
 ------------
 Benchmark:
 weighted
 blend of
 quarterly
 returns of
 60% Salomon
 Broad
 Investment
 Grade
 Index; 20%
 Salomon
 World
 Government
 Bond
 Ex-U.S.
 Index (half
 hedged into
 U.S.
 dollars);
 12%
 CS First
 Boston
 Global High
 Yield
 Index; and
 8% J.P.
 Morgan
 Emerging
 Markets
 Bond Index
 Global
 ------------
 Ticker
 Symbol:
 MPMMX
 ------------
 CUSIP No.:
 552-913-352
 ------------
 PORTFOLIO
 MANAGERS
 Thomas L.
 Bennett,
 Kenneth B.
 Dunn,
 Stephen F.
 Esser and
 J. David
 Germany
OBJECTIVE
The Multi-Market Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests in a diversified portfolio of U.S. and foreign fixed income securities, including mortgage securities, high yield securities (commonly referred to as "junk bonds") and emerging market securities. The Adviser uses futures, swaps and other derivatives in managing the Portfolio.

PROCESS
The Adviser determines the Portfolio's overall maturity and duration targets and sector allocations. The portfolio managers then select particular securities for the Portfolio in various sectors within those overall guidelines. The Adviser will increase or decrease the Portfolio's exposure to interest rate changes based on its analysis of inflation rates and real interest rates. The Portfolio invests varying amounts in U.S. and foreign securities (including emerging market securities), and investment grade and high yield securities, based on the Adviser's perception of their relative values. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

                                    [GRAPH]

MULTI-MARKET FIXED INCOME PORTFOLIO
Commenced operations on October 1, 1997

                                1998      5.28%
                                1999      1.03%
                                2000      5.04%

             HIGH QUARTER   12/31/98      3.02%
             LOW QUARTER     6/30/99     -1.25%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                         Salomon
                    Multi-Market          Broad           Salomon World
                    Fixed Income       Investment        Government Bond       Blended
                     Portfolio         Grade Index        Ex-U.S. Index        Index*
--------------------------------------------------------------------------------------
One Year                5.04              11.60               -2.64             8.07
--------------------------------------------------------------------------------------
Since Inception
 10/1/97                3.63               6.68                2.24             5.65
--------------------------------------------------------------------------------------

*The Blended Index is an unmanaged index comprised of 60% Salomon Broad Investment Grade Index, 20% Salomon World Government Bond Ex-U.S. Index (half hedged into U.S. dollars), 12% CS First Boston Global High Yield Index and 8%
J. P. Morgan Emerging Markets Bond Index Global.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

MULTI-MARKET FIXED INCOME PORTFOLIO (Continued)


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[MORGAN STANLEY DEAN WITTER]

MUNICIPAL PORTFOLIO


 Generally
 at least
 80% of
 total
 Portfolio
 income will
 be exempt
 from
 regular
 federal
 income tax
 ------------
 Up to 20%
 in high
 yield
 securities
 at time of
 purchase
 ------------
 Average
 weighted
 maturity
 generally
 5-10 years
 ------------
 Benchmark:
 a weighted
 blend of
 quarterly
 returns of
 50% Lehman
 5-Year
 Municipal
 Index and
 50% Lehman
 10-Year
 Municipal
 Index
 ------------
 Ticker
 Symbol:
 MPMFX
 ------------
 CUSIP No.:
 552-913-691
 ------------
 PORTFOLIO
 MANAGERS
 Steven K.
 Kreider and
 Neil Stone
OBJECTIVE
The Municipal Portfolio seeks to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income that is exempt from federal income tax.

APPROACH
The Portfolio invests primarily in fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes (municipal securities). The Portfolio may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. The Portfolio may invest in high yield municipal securities (commonly referred to as "junk bonds"). The Portfolio ordinarily will maintain an average weighted maturity of between five and ten years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser will vary the Portfolio's average duration and maturity and the amount invested in particular types of securities based on the risks and rewards offered by different investments. The Adviser analyzes the credit risk, prepayment risk and call risk posed by specific securities considered for investment. The Adviser may sell securities when it believes that expected after-tax risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial

                                    [GRAPH]

MUNICIPAL PORTFOLIO
Commenced operations on October 1, 1992

                                1993     14.31%
                                1994     -6.30%
                                1995     19.98%
                                1996      5.60%
                                1997      8.68%
                                1998      5.82%
                                1999     -1.00%
                                2000     11.18%

             HIGH QUARTER    3/31/95      8.94%
             LOW QUARTER     3/31/94     -7.34%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                 Municipal  Lehman 5-Year  Lehman 10-Year  Blended Municipal
                 Portfolio Municipal index Municipal index      Index*
----------------------------------------------------------------------------
One Year           11.18        7.71            10.76            9.23
----------------------------------------------------------------------------
Five Years          5.98        4.95             5.93            4.95
----------------------------------------------------------------------------
Since Inception
 10/1/92            6.99        5.44             6.73            6.47
----------------------------------------------------------------------------

*The Blended Municipal Index is an unmanaged index comprised of the Lehman Long Municipal Index from 10/1/92 to 3/31/96 and 50% Lehman 10-Year Municipal Index and 50% Lehman 5-Year Municipal Index thereafter.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

MUNICIPAL PORTFOLIO (Continued)

health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Portfolio to reinvest the proceeds at a lower rate of interest.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

SPECIAL PURPOSE FIXED INCOME PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than 5
 years
 ------------
 May invest
 over 50% of
 assets in
 mortgage
 securities
 ------------
 Benchmark:
 Salomon
 Broad
 Investment
 Grade Index
 ------------
 Ticker
 Symbol:
 MPSPX
 ------------
 CUSIP No.:
 552-913-725
 ------------
 PORTFOLIO
 MANAGERS
 W. David
 Armstrong,
 Thomas L.
 Bennett,
 Kenneth B.
 Dunn and
 Roberto M.
 Sella
OBJECTIVE
The Special Purpose Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio ordinarily will maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to the benchmark. The Portfolio will invest opportunistically in non-dollar denominated securities and high yield securities (commonly referred to as "junk bonds"). The Adviser may use futures, swaps and other types of derivatives in managing the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while balancing the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

                                    [GRAPH]

SPECIAL PURPOSE FIXED INCOME PORTFOLIO
Commenced operations on March 31, 1992

                                1993     14.85%
                                1994     -5.02%
                                1995     19.70%
                                1996      7.41%
                                1997     10.04%
                                1998      6.33%
                                1999      -.21%
                                2000     10.71%

             HIGH QUARTER    6/30/95      5.83%
             LOW QUARTER     3/31/94     -2.74%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                   Special Purpose                      Salomon Broad
                                    Fixed Income                       Investment Grade
                                      Portfolio                             Index
---------------------------------------------------------------------------------------
One Year                                10.71                               11.60
---------------------------------------------------------------------------------------
Five Years                               6.79                                6.45
---------------------------------------------------------------------------------------
Since Inception 3/31/92                  8.32                                7.50
---------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

SPECIAL PURPOSE FIXED INCOME PORTFOLIO (Continued)

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY

TARGETED DURATION PORTFOLIO (Not Currently Open)

 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 ------------
 Average
 duration
 will
 approximate
 the
 benchmark
 (currently
 1.7 years)
 ------------
 At least
 80%
 investment
 grade
 securities
 at time of
 purchase
 ------------
 Up to 20%
 high yield
 securities
 at time of
 purchase
 ------------
 May invest
 over 50% in
 mortgage
 securities
 ------------
 Benchmark:
 Merrill
 Lynch 1-3
 Year
 Government
 Bond Index
 ------------
 Ticker
 Symbol: Not
 Available
 ------------
 CUSIP No.:
 552-913-238
 ------------
 PORTFOLIO
 MANAGERS
 David S.
 Horowitz
 and Scott
 F. Richard
OBJECTIVE
The Targeted Duration Portfolio seeks above-average total return consistent with reasonable risk.

APPROACH
The Portfolio seeks value in the fixed income market without significant sensitivity to changes in interest rates. The Portfolio invests primarily in U.S. Government securities, investment grade and high yield corporate bonds (commonly referred to as "junk bonds") and mortgage securities, and, to a limited extent, non-dollar denominated securities, regardless of maturity. The average duration of the Portfolio is similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and 3 years. The Adviser uses futures, swaps and other derivatives to manage the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures, including the attractiveness of the extra yield offered by non-Treasury securities, the level of real interest rates, and the steepness of the yield curve, to guide its decision regarding duration management, and country, sector and security selection. Teams of portfolio managers implement strategies based on these types of value measures. Sector teams seek specific bonds within each sector, while a portfolio team seeks to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INVESTMENT SUMMARY


TARGETED DURATION PORTFOLIO (Continued)

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

PERFORMANCE INFORMATION
No performance information is provided because the Targeted Duration Portfolio has not commenced operations.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

BALANCED PORTFOLIO


 Generally
 45-75% of
 Portfolio
 assets
 invested in
 equities,
 25-55% in
 fixed
 income
 securities
 ------------
 At least
 25% of
 Portfolio
 assets
 invested in
 senior
 fixed
 income
 securities
 ------------
 Up to 25%
 of
 Portfolio
 assets
 invested in
 foreign
 equity and
 foreign
 fixed
 income
 securities
 ------------
 Up to 10%
 of
 Portfolio
 assets
 invested in
 Brady Bonds
 (a type of
 emerging
 market
 fixed
 income
 security)
 ------------
 Equity
 capitalization
 generally
 greater
 than $1
 billion
 ------------
 Average
 weighted
 maturity of
 fixed
 income
 securities
 generally
 greater
 than 5
 years
 ------------
 Benchmark:
 weighted
 blend of
 quarterly
 returns of
 60% S&P 500
 Index and
 40% Salomon
 Broad
 Investment
 Grade Index
 ------------
 Ticker
 Symbol:
 MPBAX
 ------------
 CUSIP No.:
 552-913-675
 ------------
 PORTFOLIO
 MANAGERS
 Thomas L.
 Bennett,
 Gary G.
 Schlarbaum
 and Horacio
 A. Valeiras
OBJECTIVE
The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. Equity securities generally will be common stocks issued by larger corporations. The Portfolio's investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Adviser uses futures, swaps and other derivatives in managing the Portfolio.

PROCESS
The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, focusing on the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio's investment universe.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will

                                    [GRAPH]

BALANCED PORTFOLIO
Commenced operations on December 31, 1992

                                1993     10.37%
                                1994     -1.93%
                                1995     27.34%
                                1996     15.37%
                                1997     19.61%
                                1998     15.40%
                                1999     16.29%
                                2000      -.72%

          HIGH QUARTER      12/31/98     12.06%
          LOW QUARTER        9/30/98     -6.73%


AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                                                           Salomon Broad        60/40
                             Balanced        S&P 500        Investment         Blended
                             Portfolio        Index         Grade Index        Index*
--------------------------------------------------------------------------------------
One Year                        -.72          -9.12            11.60            -1.11
--------------------------------------------------------------------------------------
Five Years                     12.95          18.32             6.45            13.83
--------------------------------------------------------------------------------------
Since Inception 12/31/92       12.33          17.20             7.09            13.31
--------------------------------------------------------------------------------------

*The 60/40 Blended Index is an unmanaged index comprised of 60% S&P 500 Index and 40% Salomon Broad Investment Grade Index.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

BALANCED PORTFOLIO (Continued)

rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, equity securities may perform better or worse than fixed income securities. There is a risk that the Portfolio could invest too much or too little in an asset class, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

MULTI-ASSET-CLASS PORTFOLIO


 Generally
 at least
 65% of
 Portfolio
 assets
 invested in
 issuers
 located in
 at least 3
 countries,
 including
 the U.S.
 ------------
 Equity
 capitalization
 generally
 greater
 than $1
 billion
 ------------
 Average
 weighted
 maturity of
 fixed
 income
 securities
 generally
 greater
 than 5
 years
 ------------
 Benchmark:
 a weighted
 blend of
 quarterly
 returns of
 50% S&P 500
 Index; 24%
 Salomon
 Broad
 Investment
 Grade
 Index; 14%
 MSCI EAFE
 Index; 6%
 Salomon
 World
 Government
 Bond
 Ex-U.S. Index;
 and 6% CS
 First
 Boston
 Global High
 Yield Index
 ------------
 Ticker
 Symbol:
 MPGBX
 ------------
 CUSIP No.:
 552-913-634
 ------------
 PORTFOLIO
 MANAGERS
 Thomas L.
 Bennett,
 Barton M.
 Biggs,
 J. David
 Germany,
 Gary G.
 Schlarbaum
 and Horacio
 A. Valeiras
OBJECTIVE
The Multi-Asset-Class Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests in equity securities and fixed income securities of U.S. and foreign issuers in accordance with the Adviser's target allocation among certain classes. These securities may include, to a limited extent, emerging market securities. The Portfolio's equity securities generally will be common stocks issued by large corporations. The Portfolio's investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio seeks to invest in a combination of asset classes that do not move in tandem with each other, in order to improve potential return and control the Portfolio's overall risks. The Portfolio's neutral position is generally 50% domestic equity securities, 24% domestic fixed income securities, 14% foreign equity securities, 6% foreign fixed income securities and 6% high yield securities. The Adviser uses futures, swaps and other derivatives in managing the Portfolio.

PROCESS
The Adviser makes strategic judgments based on proprietary measures used to compare the relative risks and returns of stock and bond markets around the world. The Adviser's asset allocation team sets the target exposures for domestic and international equity and fixed income securities, high yield securities and cash, depending on the Adviser's appraisal of the relative attractiveness of each type of investment. The Adviser also measures various types of risk, focusing on the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flows and other fundamentals, as well as high valuations relative to the Portfolio's investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making

                                    [GRAPH]

MULTI-ASSET-CLASS PORTFOLIO
Commenced operations on July 29, 1994

                                1995     24.62%
                                1996     15.93%
                                1997     17.48%
                                1998     13.87%
                                1999     16.84%
                                2000     -8.43%

           HIGH QUARTER     12/31/98     12.82%
           LOW QUARTER       9/30/98     -8.64%



AVERAGE ANNUAL TOTAL RETURN (as of 12/31/00)
--------------------------------------------------------------------------------

                         Multi-Asset-         Salomon Broad
                            Class     S&P 500  Investment   MSCI EAFE Blended
                          Portfolio    Index   Grade Index    Index   Index*
-----------------------------------------------------------------------------
One Year                    -8.43      -9.12      11.60      -14.17    -4.43
-----------------------------------------------------------------------------
Five Years                  10.66      18.32       6.45        7.13    12.33
-----------------------------------------------------------------------------
Since Inception 7/29/94     11.73      20.08       7.64        6.95    13.66
-----------------------------------------------------------------------------

*The Blended Index is an unmanaged index comprised of 50% S&P 500 Index, 24% Salomon Broad Investment Grade Index, 14% MSCI EAFE Index, 6% Salomon World Government Bond Ex-U.S. Index and 6% CS First Boston Global High Yield Index.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS FUNDS

                                             INVESTMENT SUMMARY
[LOGO OF MORGAN STANLEY DEAN WITTER]

MULTI-ASSET-CLASS PORTFOLIO (Continued)

them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS FUNDS

                                             FEES AND EXPENSES OF THE
[LOGO OF MORGAN STANLEY DEAN WITTER]         PORTFOLIOS

FEES AND EXPENSES OF THE PORTFOLIOS


The Securities and Exchange Commission (the "Commission") requires all funds to disclose in the table to the right the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

------------------------------------------------------------------------------
                                                                 Total Annual
                               Management Distribution  Other   Fund Operating
                                  Fees    (12b-1) Fees Expenses    Expenses
------------------------------------------------------------------------------
Equity Portfolio                  .50%        None       .11%        .61%
------------------------------------------------------------------------------
Mid Cap Growth Portfolio          .50%        None       .12%        .62%
------------------------------------------------------------------------------
Mid Cap Growth II Portfolio       .75%        None       .25%*      1.00%**
------------------------------------------------------------------------------
Mid Cap Value Portfolio           .75%        None       .12%        .87%
------------------------------------------------------------------------------
Small Cap Growth Portfolio       1.00%        None       .14%       1.14%**
------------------------------------------------------------------------------
Small Cap Value Portfolio         .75%        None       .11%        .86%
------------------------------------------------------------------------------
Strategic Small Value
 Portfolio                       1.00%        None      1.10%*      2.10%**
------------------------------------------------------------------------------
Value Portfolio                   .50%        None       .11%        .61%
------------------------------------------------------------------------------
Cash Reserves Portfolio           .25%        None       .17%        .42%**
------------------------------------------------------------------------------
Domestic Fixed Income
 Portfolio                       .375%        None       .14%        .52%**
------------------------------------------------------------------------------
Fixed Income Portfolio           .375%        None       .10%        .48%
------------------------------------------------------------------------------
Fixed Income II Portfolio        .375%        None       .11%        .49%
------------------------------------------------------------------------------
Global Fixed Income Portfolio    .375%        None       .24%        .62%
------------------------------------------------------------------------------
High Yield Portfolio              .45%        None       .11%        .56%
------------------------------------------------------------------------------
Intermediate Duration
 Portfolio                       .375%        None       .16%        .54%
------------------------------------------------------------------------------
International Fixed Income
 Portfolio                       .375%        None       .18%        .56%
------------------------------------------------------------------------------
Limited Duration Portfolio        .30%        None       .12%        .42%
------------------------------------------------------------------------------
Multi-Market Fixed Income
 Portfolio                        .45%        None       .13%        .58%**
------------------------------------------------------------------------------
Municipal Portfolio              .375%        None       .14%        .52%**
------------------------------------------------------------------------------
Special Purpose Fixed Income
 Portfolio                       .375%        None       .11%        .49%
------------------------------------------------------------------------------
Targeted Duration Portfolio      .375%        None       .19%*       .57%**
------------------------------------------------------------------------------
Balanced Portfolio                .45%        None       .13%        .58%
------------------------------------------------------------------------------
Multi-Asset-Class Portfolio       .65%        None       .16%        .81%**
------------------------------------------------------------------------------

 Total Annual Fund Operating Expenses reflected in the table above may be higher than the expenses actually deducted from portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
 * Other Expenses are based on estimated amounts for the current year.
** The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

------------------------------------------------------------------------------
                                        Total Annual Fund Operating Expenses
                                      After MAS Waiver/Reimbursement & Offsets
------------------------------------------------------------------------------
Mid Cap Growth II Portfolio                             .90%
------------------------------------------------------------------------------
Small Cap Growth Portfolio                             1.15%
------------------------------------------------------------------------------
Strategic Small Value Portfolio                        1.15%
------------------------------------------------------------------------------
Cash Reserves Portfolio                                 .32%
------------------------------------------------------------------------------
Domestic Fixed Income Portfolio                         .50%
------------------------------------------------------------------------------
Multi-Market Fixed Income Portfolio                     .58%
------------------------------------------------------------------------------
Municipal Portfolio                                     .50%
------------------------------------------------------------------------------
Targeted Duration Portfolio                             .45%
------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                             .78%
------------------------------------------------------------------------------

                                             MAS FUNDS

                                             FEES AND EXPENSES OF THE
[LOGO OF MORGAN STANLEY DEAN WITTER]         PORTFOLIOS

FEES AND EXPENSES OF THE PORTFOLIOS


The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. For Portfolios that have been in operation for 6 months or less, the example is limited to 3 years. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

EXAMPLE
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

-----------------------------------------------------------------------
                                        1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------------
Equity Portfolio                         $ 62   $195    $340    $  762
-----------------------------------------------------------------------
Mid Cap Growth Portfolio                 $ 63   $199    $346    $  774
-----------------------------------------------------------------------
Mid Cap Growth II Portfolio              $102   $318    $ -     $   -
-----------------------------------------------------------------------
Mid Cap Value Portfolio                  $ 89   $278    $482    $1,073
-----------------------------------------------------------------------
Small Cap Growth Portfolio               $116   $362    $628    $1,386
-----------------------------------------------------------------------
Small Cap Value Portfolio                $ 88   $274    $477    $1,061
-----------------------------------------------------------------------
Strategic Small Value Portfolio          $213   $658    $ -     $   -
-----------------------------------------------------------------------
Value Portfolio                          $ 62   $195    $340    $  762
-----------------------------------------------------------------------
Cash Reserves Portfolio                  $ 43   $135    $235    $  530
-----------------------------------------------------------------------
Domestic Fixed Income Portfolio          $ 53   $167    $291    $  653
-----------------------------------------------------------------------
Fixed Income Portfolio                   $ 49   $154    $269    $  604
-----------------------------------------------------------------------
Fixed Income II Portfolio                $ 50   $157    $274    $  616
-----------------------------------------------------------------------
Global Fixed Income Portfolio            $ 63   $199    $346    $  774
-----------------------------------------------------------------------
High Yield Portfolio                     $ 57   $179    $313    $  701
-----------------------------------------------------------------------
Intermediate Duration Portfolio          $ 55   $173    $302    $  677
-----------------------------------------------------------------------
International Fixed Income Portfolio     $ 57   $179    $313    $  701
-----------------------------------------------------------------------
Limited Duration Portfolio               $ 43   $135    $235    $  530
-----------------------------------------------------------------------
Multi-Market Fixed Income Portfolio      $ 59   $186    $324    $  726
-----------------------------------------------------------------------
Municipal Portfolio                      $ 53   $167    $291    $  653
-----------------------------------------------------------------------
Special Purpose Fixed Income Portfolio   $ 50   $157    $274    $  616
-----------------------------------------------------------------------
Targeted Duration Portfolio              $ 58   $183    $ -     $   -
-----------------------------------------------------------------------
Balanced Portfolio                       $ 59   $186    $324    $  726
-----------------------------------------------------------------------
Multi-Asset-Class Portfolio              $ 83   $259    $450    $1,002
-----------------------------------------------------------------------

                                             MAS FUNDS

                                             INVESTMENT STRATEGIES AND RELATED
                                             RISKS
[LOGO OF MORGAN STANLEY DEAN WITTER]

INVESTMENT STRATEGIES AND RELATED RISKS

This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries.

EQUITY SECURITIES
Equity securities include common stock, preferred stock, convertible securities, ADRs, rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. Each Portfolio may purchase shares of other investment companies subject to limits imposed by the 1940 Act and any other applicable law.

Smaller companies carry greater risk than larger companies. The securities issued by smaller companies may be less liquid. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

ADRs are U.S.- dollar denominated securities that represent claims to shares of foreign stocks. The Portfolios treat ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOS--Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio's total returns during any period that the Portfolio has small asset base. As the Portfolio's assets grow, any impact of IPO investments on the Portfolio's total return may decline.

FIXED INCOME SECURITIES
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. Government securities, securities issued by federal or federally sponsored agencies ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Adjustable rate securities pay a floating or variable rate of interest. The interest rates on

                                             MAS FUNDS

                                             INVESTMENT STRATEGIES AND RELATED
[LOGO OF MORGAN STANLEY DEAN WITTER]         RISKS


these securities will vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Some obligations carry a demand feature permitting the holder to tender them back to the issuer or to a third party at par value before maturity. Fixed income securities include inverse floaters, which are designed to respond in a targeted fashion to changes in interest rates.

Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

DURATION--The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

HIGH YIELD SECURITIES--Fixed Income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

MORTGAGE SECURITIES--These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

EUROBONDS--Eurobonds may include bonds issued and denominated in euros (the currency unit implemented on January 1, 1999 by the countries participating in the European Monetary Union). Eurobonds may be issued by government and corporate issuers in Europe. As a result, Eurobonds carry the foreign investment risk and currency risk discussed below.

BRADY BONDS--Brady Bonds are debt obligations created as part of the restructuring of commercial bank loans to entities in emerging market countries. Brady Bonds may be collateralized or not, and may be issued in various currencies (most are U.S.-dollar denominated).

YANKEE BONDS--Yankee bonds are U.S.-dollar denominated debt obligations issued by foreign governments and corporations and sold in the United States. They are considered U.S. securities for purposes of Portfolio investments, except for the Domestic Fixed Income Portfolio.

FOREIGN SECURITIES
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that

                                             MAS FUNDS

                                             INVESTMENT STRATEGIES AND RELATED
                                             RISKS
[LOGO OF MORGAN STANLEY DEAN WITTER]


could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

FOREIGN CURRENCY--Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

EMERGING MARKET SECURITIES--Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

DERIVATIVES AND OTHER INVESTMENTS
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price. The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, securities indices or commodity indices. Swaps may be used to gain exposure to a market without directly investing in securities traded in that market.

Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the

                                             MAS FUNDS

                                             INVESTMENT STRATEGIES AND RELATED
                                             RISKS
[LOGO OF MORGAN STANLEY DEAN WITTER]

maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the 1940 Act. The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (SMBS) are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs").

A Portfolio may enter into public or private over-the-counter derivatives transactions with counterparties that meet the Fund's requirements for credit quality and collateral. A Portfolio will not use derivatives to increase its level of risk above the level that could be achieved using only traditional investment securities. A Portfolio will not use derivatives as an indirect way of investing in assets that it cannot, as a matter of policy, invest in directly.

The amount that a Portfolio may invest in futures and options depends on the type of portfolio. The limitations are as follows:

Any Fixed Income Portfolio (except the Cash Reserves Portfolio) may enter into futures contracts and options on futures contracts for bona fide hedging purposes to an unlimited extent. It also can enter into futures contracts and options thereon for other purposes, provided that no more than 5% of the Portfolio's total assets at the time of the transaction are required as margin and option premiums to secure the Portfolio's obligations under such contracts.

Any Equity Portfolio or Balanced Portfolio may enter into futures contracts subject to the limitation that it cannot incur obligations to purchase securities under futures and options contracts in excess of 50% of the Portfolio's total assets. It also is subject to the limit that no more than 5% of the Portfolio's total assets at the time of the transaction may be required as margin and option premiums to secure the Portfolio's obligations under future contracts and options thereon entered into for purposes other than bona fide hedging.

Each Portfolio (except the Cash Reserves Portfolio) may invest in certain derivatives, such as forwards, futures, options and mortgage derivatives as well as when-issued securities that require a Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. This can cause a Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. A Portfolio in that position could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

RISKS OF DERIVATIVES--The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities to which they relate.

Hedging the Portfolio's currency risks involves the risks of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing

                                             MAS FUNDS

                                             INVESTMENT STRATEGIES AND RELATED
                                             RISKS
[LOGO OF MORGAN STANLEY DEAN WITTER]


interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. In addition, the yield to maturity of IOs and POs is extremely sensitive to prepayment levels. As a result, a high rate of prepayments can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

TEMPORARY DEFENSIVE INVESTMENTS
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

PORTFOLIO TURNOVER
Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Nonetheless, short-term trading activities that result in high turnover rates are not incompatible with a stated objective of long-term capital growth or other long-term goals, and can lead to gains that may increase share value.

NON-DIVERSIFICATION OF INVESTMENTS
A Portfolio of investments in a small number of issuers or industries or in securities denominated in only a few foreign currencies increases risk. A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single issuer than a diversified Portfolio. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit, currency or other risks.

                                             MAS FUNDS

                                             PURCHASING SHARES
[LOGO OF MORGAN STANLEY DEAN WITTER]

PURCHASING SHARES


Institutional Class Shares are available to clients of the Adviser with combined investments of $5,000,000 and corporations or other institutions such as trusts and foundations.

Institutional Class Shares of the Portfolios may be purchased directly from MAS Funds or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing Institutional Class Shares through a financial intermediary, please consult your intermediary for purchase instructions.

Institutional Class Shares of each Portfolio, except for the Cash Reserves Portfolio, may be purchased at the net asset value per share (NAV) next determined after we receive your purchase order. Institutional Class Shares of the Cash Reserves Portfolio may be purchased at the NAV next determined after we receive your purchase order and the Fund's Custodian Bank, J.P. Morgan Chase & Co. ("Chase") receives monies credited by a Federal Reserve Bank ("Federal Funds").

INITIAL PURCHASE BY MAIL--You may open an account, subject to acceptance by MAS Funds, by completing and signing an Account Registration Form provided by MAS Funds' Client Services Group ("Client Services") and mailing it to MAS Funds c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868 together with a check payable to MAS Funds.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE--You may purchase Institutional Class Shares of each Portfolio by wiring Federal Funds to Chase. You should forward a completed Account Registration Form to Client Services in advance of the wire. For all Portfolios, except the Cash Reserves Portfolio, notification must be given to Client Services at 1-800-354-8185 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to Chase using the following wire instructions:

  J.P. Morgan Chase & Co.
  1 Chase Manhattan Plaza
  New York, NY 10081
  ABA #021000021
  DDA #910-2-734143
  Attn: MAS Funds Subscription Account
  Ref: (Portfolio Name, Account Number, Account Name)

You can also make purchases in the Cash Reserves Portfolio by Federal Funds wire to Chase. If we receive notification of your order prior to 12:00 noon (Eastern Time) and Chase receives the funds the same day, then your purchase will become effective and begin to earn income on that day. If we receive notification of your order after 12:00 noon (Eastern Time), then your purchase will be effective on the next business day.

ADDITIONAL INVESTMENTS--You may make additional investments of Institutional Class Shares (minimum additional investment $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to MAS Funds) to Client Services at the address noted under Initial Purchase by Mail or by wiring Federal Funds to Chase as outlined above. For all Portfolios, except the Cash Reserves Portfolio, notification must be given to Client Services at 1-800-354-8185 prior to the determination of NAV. For the Cash Reserves Portfolio, Client Services must receive notification of your Federal Funds wire by 12:00 noon (Eastern Time). We normally credit purchases made by check in the Cash Reserves Portfolio at the NAV determined two business days after we receive the check.

                                             MAS FUNDS

                                             PURCHASING SHARES
[LOGO OF MORGAN STANLEY DEAN WITTER]




OTHER PURCHASE INFORMATION--We may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. We may waive the minimum initial and additional investment amounts in certain cases.

Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for shares will not be issued unless you request them in writing. Certificates for fractional shares, however, will not be issued.

REDEEMING SHARES

You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Each Portfolio will redeem shares at the NAV next determined after the request is received in good order.

BY MAIL--Requests should be addressed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees. Signature guarantees are required for
(1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact Client Services for further details; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE--If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling Client Services at 1-800-354-8185 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares.

BY FACSIMILE--Written requests in good order for redemptions, exchanges and transfers may be forwarded to the Fund via facsimile at (610) 940-5284. If you make a request via facsimile, you must call Client Services to ensure that the Fund properly received your instructions. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

We will ordinarily pay redemption proceeds within three business days after receipt of your request. We may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

                                             MAS FUNDS

                                             GENERAL SHAREHOLDER INFORMATION
[LOGO OF MORGAN STANLEY DEAN WITTER]

GENERAL SHAREHOLDER INFORMATION

VALUATION OF SHARES
We determine the NAV of the following Portfolios at the following times on each day the Portfolio(s) is open for business:

 . Equity Portfolios as of the close of the NYSE (normally 4:00 p.m. Eastern
  Time).

 . Fixed Income Portfolios as of one hour after the close of the bond markets
  (normally 4:00 p.m. Eastern Time).

 . Balanced Portfolios as of the later of the close of the NYSE or one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time).

 . Cash Reserves Portfolio as of 12:00 noon (Eastern Time).

Each Portfolio values its securities at market value, except the Cash Reserves Portfolio, which values its securities using amortized cost valuation. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

The Fund is closed for business on weekends and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the Cash Reserves Portfolio is closed on Columbus Day and Veterans Day. The value of portfolio securities may change on a day when you cannot purchase or redeem shares if a Portfolio invests in foreign securities that trade on days when the Fund is closed.

EXCHANGE PRIVILEGE--You may exchange each Portfolio's Institutional Class Shares for Institutional Class Shares of the Fund's other Portfolios based on their respective NAVs. The exchange privilege is only available with respect to Portfolios offering Institutional Class Shares that are qualified for sale in your state of residence. We charge no fee for exchanges. You should send exchange requests to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868, or by facsimile with a follow-up phone call. Exchange requests can also be made by telephone, provided the telephone redemption option has been authorized. We reserve the right to change the terms or conditions of the exchange privilege upon sixty days' notice. Certain Portfolios may be closed to new investors from time to time and unavailable for exchanges.

Frequent trading by shareholders can disrupt management of a Portfolio and raise its expenses. Therefore, we may not accept any request for an exchange when we think the exchange privilege is being used as a tool for market timing, and we may bar a shareholder who trades excessively from making further purchases for an indefinite period.

TAXES--Income dividends you receive (except from the Municipal Portfolio) will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations. Capital gain distributions may be taxable at different rates depending on the length of time the Fund holds its assets.

The Municipal Portfolio intends to pay "exempt-interest" dividends which are excluded from your gross income for federal income tax purposes. When you receive exempt-interest dividends they may be subject to state and local taxes, although some states allow you to exclude that portion of a portfolio's tax-exempt income which is accountable to municipal securities issued within your state of residence.

Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. The Portfolios may be able to pass through to you for foreign tax credit purposes the amount of foreign income taxes that they paid.

                                             MAS FUNDS

                                             GENERAL SHAREHOLDER INFORMATION
[LOGO OF MORGAN STANLEY DEAN WITTER]


Distributions paid in January but declared by a Portfolio in October, November or December of the previous year are taxable to you in the previous year.

Exchanges and redemptions of shares in a Portfolio are taxable events.

DIVIDENDS AND DISTRIBUTIONS--The Portfolios normally distribute substantially all of their net investment income to shareholders as follows:

--------------------------------------------------------------------------------

 Portfolio                           Monthly               Quarterly               Annually
-------------------------------------------------------------------------------------------
Equity                                                          X
-------------------------------------------------------------------------------------------
Mid Cap Growth                                                                         X
-------------------------------------------------------------------------------------------
Mid Cap Growth II                                                                      X
-------------------------------------------------------------------------------------------
Mid Cap Value                                                                          X
-------------------------------------------------------------------------------------------
Small Cap Growth                                                                       X
-------------------------------------------------------------------------------------------
Small Cap Value                                                                        X
-------------------------------------------------------------------------------------------
Strategic Small Value                                                                  X
-------------------------------------------------------------------------------------------
Value                                                           X
-------------------------------------------------------------------------------------------
Cash Reserves                            X
-------------------------------------------------------------------------------------------
Domestic Fixed Income                                           X
-------------------------------------------------------------------------------------------
Fixed Income                                                    X
-------------------------------------------------------------------------------------------
Fixed Income II                                                 X
-------------------------------------------------------------------------------------------
Global Fixed Income                                             X
-------------------------------------------------------------------------------------------
High Yield                                                      X
-------------------------------------------------------------------------------------------
Intermediate Duration                    X
-------------------------------------------------------------------------------------------
International Fixed Income                                      X
-------------------------------------------------------------------------------------------
Limited Duration                         X
-------------------------------------------------------------------------------------------
Multi-Market Fixed Income                                       X
-------------------------------------------------------------------------------------------
Municipal                                X
-------------------------------------------------------------------------------------------
Special Purpose Fixed Income                                    X
-------------------------------------------------------------------------------------------
Targeted Duration                        X
-------------------------------------------------------------------------------------------
Balanced                                                        X
-------------------------------------------------------------------------------------------
Multi-Asset-Class                                               X
-------------------------------------------------------------------------------------------

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify MAS Funds in writing.

                                             MAS FUNDS

                                             FUND MANAGEMENT
[LOGO OF MORGAN STANLEY DEAN WITTER]

FUND MANAGEMENT

ADVISER--The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969. The Adviser is wholly-owned by subsidiaries of Morgan Stanley Dean Witter & Co., and is an investment advisory affiliate of Morgan Stanley Dean Witter Investment Management Inc. ("MSDW"). The Adviser is located at One Tower Bridge, West Conshohocken, PA 19428-0868. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2000, MSDW had in excess of $171.6 billion in assets under management.

The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table on the following page shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2000 fiscal year.

SUB ADVISER--Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors") serves as Sub-Adviser to the Cash Reserves Portfolio. As Sub-Adviser, MSDW Advisors makes day-to-day investment decisions for the Cash Reserves Portfolio and places the Portfolio's purchase and sales orders. The Adviser pays MSDW Advisors 40% of the fee the Adviser receives from the Cash Reserves Portfolio as compensation for its sub-advisory services. MSDW Advisors, located at Two World Trade Center, New York, New York 10048, is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. MSDW Advisors develops, markets and manages a broad spectrum of proprietary mutual funds that are sold by MSDW financial advisors and offers professional money management services on a customized basis to individuals, institutional investors and retirement plan sponsors. MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc., serve in various investment advisory and administrative capacities to 100 investment companies and other portfolios with net assets under management of approximately $145 billion as of December 31, 2000.

                                             MAS FUNDS

                                             FUND MANAGEMENT
[LOGO OF MORGAN STANLEY DEAN WITTER]


--------------------------------------------------------------------------------

                                                         FY 2000
                                     Contractual         Actual
                                  Compensation Rate Compensation Rate
---------------------------------------------------------------------
Equity Portfolio                         .50%              .50%
---------------------------------------------------------------------
Mid Cap Growth Portfolio                 .50%              .50%
---------------------------------------------------------------------
Mid Cap Growth II Portfolio*             .75%                -
---------------------------------------------------------------------
Mid Cap Value Portfolio                  .75%              .75%
---------------------------------------------------------------------
Small Cap Growth Portfolio*             1.00%             1.00%
---------------------------------------------------------------------
Small Cap Value Portfolio                .75%              .75%
---------------------------------------------------------------------
Strategic Small Value Portfolio*        1.00%                -
---------------------------------------------------------------------
Value Portfolio                          .50%              .50%
---------------------------------------------------------------------
Cash Reserves Portfolio*                 .25%             .197%
---------------------------------------------------------------------
Domestic Fixed Income Portfolio*        .375%             .363%
---------------------------------------------------------------------
Fixed Income Portfolio                  .375%             .375%
---------------------------------------------------------------------
Fixed Income II Portfolio               .375%             .375%
---------------------------------------------------------------------
Global Fixed Income Portfolio           .375%             .375%
---------------------------------------------------------------------
High Yield Portfolio                     .45%              .45%
---------------------------------------------------------------------
Intermediate Duration Portfolio         .375%             .375%
---------------------------------------------------------------------
International Fixed Income
 Portfolio                              .375%             .375%
---------------------------------------------------------------------
Limited Duration Portfolio               .30%              .30%
---------------------------------------------------------------------
Multi-Market Fixed Income
 Portfolio*                              .45%             .447%
---------------------------------------------------------------------
Municipal Portfolio*                    .375%             .365%
---------------------------------------------------------------------
Special Purpose Fixed Income
 Portfolio                              .375%             .375%
---------------------------------------------------------------------
Targeted Duration Portfolio*            .375%                -
---------------------------------------------------------------------
Balanced Portfolio                       .45%              .45%
---------------------------------------------------------------------
Multi-Asset-Class Portfolio*             .65%             .622%
---------------------------------------------------------------------

* The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the Mid Cap Growth II Portfolio, the Small Cap Growth Portfolio, the Strategic Small Value Portfolio, the Cash Reserves Portfolio, the Domestic Fixed Income Portfolio, the Multi-Market Fixed Income Portfolio, the Municipal Portfolio, the Targeted Duration Portfolio and the Multi-Asset-Class Portfolio to keep Total Operating Expenses from exceeding .90%, 1.15%, 1.15%, .32%, .50%, .58%, .50%, .45%, and .78% respectively.
PORTFOLIO MANAGERS
A description of the business experience during the past five years for each of the investment professionals who are primarily responsible for the day-to-day management of the Fund's portfolios is as follows:

DALE R. ALBRIGHT, Vice President, MSDW Advisors, has served as Portfolio Manager/Analyst at MSDW Advisors since 1990. He serves as a Portfolio Manager for MSDW Advisors' taxable money market funds. He joined the management team for the Cash Reserves Portfolio in 1999.

ROBERT E. ANGEVINE, Principal, MSDW and MSDW Advisors, joined Morgan Stanley Dean Witter Investment Management Inc. in 1988 as a Fixed Income Portfolio Manager. He joined the management team for the High Yield Portfolio in 1996.

ARDEN C. ARMSTRONG, Managing Director, MSDW and MSDW Advisors, joined MAS in 1986. She joined the management team for the Mid Cap Growth Portfolio in 1990, the Equity Portfolio in 1994, the Small Cap Growth Portfolio in 1998 and the Mid Cap Growth II Portfolio in 2000.

                                             MAS FUNDS

                                             FUND MANAGEMENT
[LOGO OF MORGAN STANLEY DEAN WITTER]



W. DAVID ARMSTRONG, Managing Director, MSDW and MSDW Advisors, joined MSDW Investment Management as a Portfolio Manager in 1998. He served as a Senior Vice President and Manager of U.S. proprietary trading at Lehman Brothers from 1995-1997. He joined the management team for the Fixed Income and Special Purpose Fixed Income Portfolios in 2000 and the Domestic Fixed Income Portfolio in 2001.

RICHARD M. BEHLER, Principal, MSDW, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management. He joined the management team for the Value Portfolio in 1996.

THOMAS L. BENNETT, Managing Director, MSDW and MSDW Advisors, joined MAS in 1984. He joined the management team for the Fixed Income Portfolio in 1984, the Fixed Income II Portfolio in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992, the Multi-Asset-Class Portfolio in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

BARTON M. BIGGS, Managing Director, MSDW since 1975, Chairman of Morgan Stanley Dean Witter Investment Management Inc. since 1980 and a director of Morgan Stanley Group, Inc. He is also a Managing Director of MSDW Advisors and a director and chairman of various registered investment companies to which Morgan Stanley Dean Witter Investment Management Inc. and certain of its affiliates provide investment advisory services. He joined the management team for the Multi-Asset-Class Portfolio in 1999.

DAVID P. CHU, Principal, MSDW, joined MAS in 1998. He served as Senior Equity Analyst from 1992 to 1997 and as Co-Portfolio Manager in 1997 for NationsBank and its subsidiary, TradeStreet Investment Associates. He joined the management team for the Mid Cap Growth and Small Cap Growth Portfolios in 1998 and the Mid Cap Growth II Portfolio in 2000.

STEVEN B. CHULIK, Vice President, MSDW, joined MAS in 1997. He served as a Quantitative Hedge Fund Analyst at IBJ Schroder Bank and Trust from 1994 to 1995. He attended the Wharton School of the University of Pennsylvania from 1995 to 1997 and received his MBA in 1997. He served as an Equity Analyst at MAS from 1997 to 1999. He joined the management team for the Mid Cap Growth and Small Cap Growth Portfolios in 1999 and the Mid Cap Growth II Portfolio in 2000.

BRADLEY S. DANIELS, Principal, MSDW, joined MAS in 1985. He joined the management team for the Small Cap Value Portfolio in 1986 and the Mid Cap Value Portfolio in 1994.

MICHAEL J. DAVEY, Vice President, MSDW Advisors, has served as a Portfolio Manager/Analyst at MSDW Advisors since 1994. He serves as a Portfolio Manager for MSDW Advisor's taxable money market funds. He joined the management team for the Cash Reserves Portfolio in 2001.

KENNETH B. DUNN, Managing Director, MSDW, joined MAS in 1987. He joined the management team for the Fixed Income Portfolio in 1987, the Special Purpose Fixed Income Portfolio in 1992 and the Multi-Market Fixed Income Portfolio in 1997.

STEVEN EPSTEIN, Principal, MSDW, joined MAS as a Financial Analyst in 1996. He attended the Wharton School, University of Pennsylvania, from 1994-1996, receiving an MBA. He joined the management team for the Equity Portfolio in 2000 and the Value Portfolio in 2001.

STEPHEN F. ESSER, Managing Director, MSDW and MSDW Advisors, joined MAS in 1988. He joined the management team for the High Yield Portfolio in 1989 and the Multi-Market Fixed Income Portfolio in 1997.

WILLIAM B. GERLACH, Managing Director, MSDW, joined MAS in 1991. He served as a Research Associate from 1991 to 1996 and has served as an Equity Portfolio Manager since 1996. He joined the management team for the Small Cap Value and Mid Cap Value Portfolios in 1996.

                                             MAS FUNDS

                                             FUND MANAGEMENT
[LOGO OF MORGAN STANLEY DEAN WITTER]



J. DAVID GERMANY, Managing Director, MSDW, joined MAS in 1991. He joined the management team for the Global Fixed Income and International Fixed Income Portfolios in 1993, the Multi-Asset-Class Portfolio in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

DAVID S. HOROWITZ, Vice President, MSDW and MSDW Advisors, joined MAS as an analyst in 1995. He received a B.S. (Magna Cum Laude) from the Wharton School, University of Pennsylvania and a B.S.E. in Computer Science Engineering from the University of Pennsylvania in 1996. He served as a Director of the Investments Committee for the University of Pennsylvania Student's Federal Credit Union from 1993-1996. He joined the portfolio management teams for the Limited Duration and Targeted Duration Portfolios in 2000.

JAMES J. JOLINGER, Principal, MSDW, joined MAS in 1994. He served as an Equity Analyst from 1994 to 1997, and has served as an Equity Portfolio Manager and Director of Research since 1997. He joined the management team for the Equity Portfolio in 1997.

VITALY V. KORCHEVSKY, Vice President, MSDW, joined MAS as a Portfolio Manager in 1999. He served as an Analyst/Portfolio Manager for Gardner Lewis Asset Management from 1998-1999, and as a Portfolio Manager for Crestar Asset Management Co. from 1995-1998. He joined the management team for the Mid Cap Value and Small Cap Value Portfolios in 2000.

BRIAN KRAMP, Principal, MSDW, joined MAS in 1997. He served as
Analyst/Portfolio Manager for Meridian Asset Management and its successor, CoreStates Investment Advisors, from 1985 to 1997. He joined the management team for the Equity Portfolio in 1998 and the Value Portfolio in 2001.

STEVEN K. KREIDER, Managing Director, MSDW, joined MAS in 1988. He joined the management team for the Municipal Portfolio in 1992.

MICHAEL KUSHMA, Principal, MSDW, joined Morgan Stanley Dean Witter Investment Management Inc. in 1987. He served as a Global Fixed Income Strategist from 1987 to 1995, and has served as the Senior Global Fixed Income Portfolio Manager since 1995. He joined the management team for the Global Fixed Income and International Fixed Income Portfolios in 1996.

GORDON W. LOERY, Principal, MSDW and MSDW Advisors, joined MAS in 1996. He served as a Fixed Income Analyst at Morgan Stanley Asset Management Inc. from 1990 to 1996. He joined the management team for the High Yield Portfolio in 1999.

DEANNA L. LOUGHNANE, Principal, MSDW and MSDW Advisors, joined MAS as a Financial Analyst in 1997. She served as a Vice President and Senior Corporate Bond Analyst for Putnam Investments from 1993-1997. She joined the management team for the High Yield Portfolio in 2000.

ANGELO G. MANIOUDAKIS, Principal, MSDW and MSDW Advisors, joined MAS in 1993. He served as a Fixed Income Analyst from 1993 to 1995. From 1995 to 1998, he served as a Fixed Income Portfolio manager. He joined the management team for the Intermediate Duration Portfolio in 1998 and the Domestic Fixed Income and Fixed Income II Portfolios in 2000.

CHARLES MOON, Vice President, MSDW and MSDW Advisors, joined MAS as an analyst in 1999. He served as a Vice President and Global Banks Analyst for Citigroup from 1993-1999. He joined the management team for the Intermediate Duration Portfolio in 2001.

PAUL F. O'BRIEN, Principal, MSDW and MSDW Advisors, joined MAS in 1996. He served as Head of European Economics from 1993 through 1995 for J.P. Morgan. He joined the management team for the Global Fixed Income and International Fixed Income Portfolios in 1996.

                                             MAS FUNDS

                                             FUND MANAGEMENT
[LOGO OF MORGAN STANLEY DEAN WITTER]



JONATHAN R. PAGE, Senior Vice President, MSDW Advisors, has served as Portfolio Manager at MSDW Advisors since 1975. He serves as a Senior Portfolio Manager for MSDW Advisors' taxable money market funds. He joined the management team for the Cash Reserves Portfolio in 1999.

SCOTT F. RICHARD, Managing Director, MSDW and MSDW Advisors, joined MAS in 1992. He joined the management team for the Limited Duration, Intermediate Duration and Advisory Mortgage Portfolios in 1995, the Targeted Duration Portfolio in 1998 and the Domestic Fixed Income and Fixed Income II Portfolios in 2000.

CHRISTIAN G. ROTH, Principal, MSDW, joined MAS in 1991. He served as a Portfolio Manager for the Limited Duration and Intermediate Duration Portfolios from 1994 until 1998. He joined the management team for the Global Fixed Income and International Fixed Income Portfolios in 1999.

ERIC F. SCHARPF, Vice President, MSDW, joined MAS as a Financial Analyst in 1997. He attended the Wharton School, University of Pennsylvania, from 1995-1997, receiving an MBA, and served as a Financial Analyst for Salomon Brothers from 1993-1995. He joined the management team for the Equity Portfolio in 2000 and the Value Portfolio in 2001.

GARY G. SCHLARBAUM, Managing Director, MSDW and MSDW Advisors; Director, MAS Fund Distribution, Inc., joined MAS in 1987. He joined the management team for the Equity and Small Cap Value Portfolios in 1987, the Balanced Portfolio in 1992 and the Multi-Asset-Class and Mid Cap Value Portfolios in 1994.

ROBERTO M. SELLA, Managing Director, MSDW, joined MAS in 1992. He served as a Financial Analyst from 1992-1998, and as a Portfolio Manager beginning in 1998. He joined the management team for the Fixed Income and Special Purpose Fixed Income Portfolios in 2000.

NEIL STONE, Principal, MSDW, joined MAS in 1996. He served as Director of Fixed Income Research at CS First Boston Corporation from 1985 to 1995, and as Vice President of Mortgage Research at Morgan Stanley from 1995 to 1996. He joined the management team for the Municipal Portfolio in 1998.

HORACIO A. VALEIRAS, Managing Director, MSDW, joined MAS in 1992. He joined the management team for the Multi-Asset-Class Portfolio in 1994 and the Balanced Portfolio in 1996.

DISTRIBUTOR
Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc. ("MASDI"), a wholly-owned subsidiary of the Adviser. MASDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

                      (This page intentionally left blank)

                                             MAS FUNDS

                                             FINANCIAL HIGHLIGHTS
[LOGO OF MORGAN STANLEY DEAN WITTER]

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). As of the fiscal year ended September 30, 2000, the Mid Cap Growth II and Targeted Duration Portfolios had not commenced operations. The information for the year 2000 has been extracted from the Fund's financial statements which were audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September
30, 2000 Annual Report to Shareholders. The information for periods ended prior to September 30, 2000 was audited by PricewaterhouseCoopers LLP.
--------------------------------------------------------------------------------

                                  Net Gains
           Net Asset              or Losses                 Dividend      Capital Gain
            Value-      Net     on Securities Total from  Distributions  Distributions
           Beginning Investment (realized and Investment (net investment (realized net      Other
           of Period   Income    unrealized)  Activities     income)     capital gains) Distributions
 ----------------------------------------------------------------------------------------------------
  EQUITY PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 11/14/84)
  2000      $19.82      $0.05       $3.53        $3.58       ($0.05)         ($6.07)         -
  1999       20.44       0.14        5.24         5.38        (0.17)          (5.83)         -
  1998       29.45       0.24       (1.04)       (0.80)       (0.28)          (7.93)         -
  1997       25.67       0.36        8.22         8.58        (0.40)          (4.40)         -
  1996       24.43       0.50        3.26         3.76        (0.50)          (2.02)         -
 ----------------------------------------------------------------------------------------------------

  MID CAP GROWTH PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 3/30/90)
  2000      $25.77     ($0.06)     $13.71       $13.65         -             ($4.27)         -
  1999       18.62      (0.01)      10.65        10.64       ($0.00)^         (3.49)         -
  1998       21.84      (0.03)       0.24         0.21         -              (3.43)         -
  1997       20.53      (0.01)       4.75         4.74         -              (3.43)         -
  1996       18.60       0.01        4.70         4.71        (0.03)          (2.75)         -
 ----------------------------------------------------------------------------------------------------

  MID CAP VALUE PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 12/30/94)
  2000      $21.88      $0.06       $5.78        $5.84       ($0.08)         ($2.57)         -
  1999+++    18.12       0.12        5.01         5.13        (0.06)          (1.31)         -
  1998+++    21.80       0.08       (1.53)       (1.45)       (0.04)          (2.19)         -
  1997+++    14.49       0.05        8.37         8.42        (0.10)          (1.01)         -
  1996       13.45       0.11        2.52         2.63        (0.55)          (1.04)         -
 ----------------------------------------------------------------------------------------------------

  SMALL CAP GROWTH PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 6/30/98)
  2000      $32.28     ($0.34)     $25.42       $25.08         -             ($4.40)         -
  1999+++     8.57      (0.13)      23.84        23.71         -               -             -
  1998       10.00      (0.01)      (1.42)       (1.43)        -               -             -
 ----------------------------------------------------------------------------------------------------

  SMALL CAP VALUE PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 7/01/86)
  2000      $18.62      $0.09       $4.01        $4.10       ($0.14)         ($1.40)         -
  1999+++    17.37       0.13        3.65         3.78        (0.07)          (2.46)         -
  1998       24.97       0.16       (4.33)       (4.17)       (0.14)          (3.29)         -
  1997       19.64       0.15        8.39         8.54        (0.11)          (3.10)         -
  1996       18.28       0.18        3.62         3.80        (0.20)          (2.24)         -
 ----------------------------------------------------------------------------------------------------

  STRATEGIC SMALL VALUE PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS
   6/14/00)
  2000      $10.00      $0.03      $ 0.59       $ 0.62         -               -             -
 ----------------------------------------------------------------------------------------------------

  VALUE PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 11/05/84)
  2000      $13.59      $0.16       $0.95        $1.11       ($0.18)         ($1.27)        (0.39)
  1999+++    15.16       0.21        1.11         1.32        (0.28)          (2.61)         -
  1998       20.37       0.34       (3.38)       (3.04)       (0.36)          (1.81)         -
  1997+++    15.61       0.34        5.75         6.09        (0.30)          (1.03)         -
  1996       14.89       0.30        2.20         2.50        (0.32)          (1.46)         -
 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             MAS FUNDS

                                             FINANCIAL HIGHLIGHTS
[LOGO OF MORGAN STANLEY DEAN WITTER]


--------------------------------------------------------------------------------


                                            Net Assets-  Ratio of    Ratio of
                       Net Asset              End of    Expenses to Net Income Portfolio
         Total          Value-      Total     Period      Average   to Average Turnover
     Distributions   End of Period Return** (thousands) Net Assets+ Net Assets   Rate
----------------------------------------------------------------------------------------

        ($6.12)         $17.28       19.83%   $615,078     0.61%       0.27%      211%
         (6.00)          19.82       30.15     635,593     0.62        0.64       103
         (8.21)          20.44       (2.66)    872,662     0.61        0.94        77
         (4.80)          29.45       38.46   1,312,547     0.60        1.30        85
         (2.52)          25.67       16.48   1,442,261     0.60        1.95        67
----------------------------------------------------------------------------------------

        ($4.27)         $35.15       56.60% $2,109,750     0.62%      (0.21%)     169%
         (3.49)          25.77       64.27     785,659     0.62       (0.07)      208
         (3.43)          18.62        2.00     429,955     0.62       (0.13)      172
         (3.43)          21.84       28.05     446,963     0.63       (0.07)      134
         (2.78)          20.53       28.81     403,281     0.60        0.04       141
----------------------------------------------------------------------------------------

        ($2.65)         $25.07       29.48% $1,374,275     0.87%       0.28%      226%
         (1.37)          21.88       29.44     721,015     0.87        0.57       244
         (2.23)          18.12       (6.92)    420,555     0.90        0.40       213
         (1.11)          21.80       61.40     220,260     0.90++      0.28       184
         (1.59)          14.49       22.30      50,449     0.88++      1.61       377
----------------------------------------------------------------------------------------

        ($4.40)         $52.96       80.31%   $437,898     1.14%      (0.77%)     206%
          -              32.28      276.66      93,229     1.18++     (0.50)      300
          -               8.57      (14.30)      3,004     1.16*++    (0.46)*      67
----------------------------------------------------------------------------------------

        ($1.54)         $21.18       23.11% $1,269,171     0.86%       0.43%      193%
         (2.53)          18.62       23.83     897,629     0.86        0.70       251
         (3.43)          17.37      (18.34)    716,729     0.86        0.71       163
         (3.21)          24.97       49.81     897,396     0.86        0.70       107
         (2.44)          19.64       24.00     585,457     0.86        0.99       145
----------------------------------------------------------------------------------------

          -             $10.62        6.20%     $2,506     1.31%*      1.15%       33%
----------------------------------------------------------------------------------------

        ($1.84)         $12.86        9.67%   $690,859     0.61%       1.32%       50%
         (2.89)          13.59        8.30   1,079,356     0.63        1.38        53
         (2.17)          15.16      (16.41)  2,288,236     0.60        1.76        56
         (1.33)          20.37       41.25   3,542,772     0.62        1.93        46
         (1.78)          15.61       18.41   1,844,740     0.61        2.07        53
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             MAS FUNDS

                                             FINANCIAL HIGHLIGHTS
[LOGO OF MORGAN STANLEY DEAN WITTER]


--------------------------------------------------------------------------------

                                  Net Gains
           Net Asset              or Losses                 Dividend      Capital Gain
            Value -     Net     on Securities Total from  Distributions  Distributions
           Beginning Investment (realized and Investment (net investment (realized net      Other
           of Period   Income    unrealized)  Activities     income)     capital gains) Distributions
 ----------------------------------------------------------------------------------------------------
  CASH RESERVES PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 8/29/90)
  2000      $1.000     $0.058        -          $0.058       ($0.058)          -             -
  1999       1.000      0.048        -           0.048        (0.048)          -             -
  1998       1.000       .053        -            .053         (.053)          -             -
  1997       1.000       .052        -            .052         (.052)          -             -
  1996       1.000       .052        -            .052         (.052)          -             -
 ----------------------------------------------------------------------------------------------------

  DOMESTIC FIXED INCOME PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS
   9/29/87)
  2000      $10.55      $0.71      ($0.12)       $0.59        ($0.68)          -             -
  1999       11.40       0.71       (0.83)       (0.12)        (0.52)          -            (0.21)#
  1998       11.27       0.73        0.32         1.05         (0.79)         (0.13)         -
  1997       10.89       0.74        0.33         1.07         (0.67)         (0.02)         -
  1996       11.03       0.56       (0.09)        0.47         (0.57)          -            (0.04)#
 ----------------------------------------------------------------------------------------------------

  FIXED INCOME PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 11/14/84)
  2000      $11.26      $0.77      ($0.02)       $0.75        ($0.76)          -             -
  1999+++    12.22       0.77       (0.72)        0.05         (0.71)          -            (0.30)#
  1998+++    12.22       0.78        0.14         0.92         (0.75)         (0.17)         -
  1997+++    11.83       0.80        0.50         1.30         (0.78)         (0.13)         -
  1996       11.82       0.78        0.08         0.86         (0.79)         (0.06)         -
 ----------------------------------------------------------------------------------------------------

  FIXED INCOME II PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 8/31/90)
  2000      $10.74      $0.78      ($0.12)       $0.66        ($0.73)          -             -
  1999       11.69       0.69       (0.75)       (0.06)        (0.63)          -            (0.26)#
  1998       11.46       0.61        0.40         1.01         (0.66)         (0.12)         -
  1997       11.23       0.74        0.39         1.13         (0.79)         (0.11)         -
  1996       11.33       0.70       (0.03)        0.67         (0.66)         (0.08)        (0.03)#
 ----------------------------------------------------------------------------------------------------

  GLOBAL FIXED INCOME PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS
   4/30/93)
  2000      $10.42      $0.53      ($1.06)      ($0.53)       ($0.11)          -           ($0.55)
  1999       11.03       0.51       (0.49)        0.02         (0.44)         (0.19)         -
  1998       10.64       0.55        0.38         0.93         (0.39)         (0.15)         -
  1997+++    11.01       0.60       (0.22)        0.38         (0.59)         (0.16)         -
  1996       11.05       0.63        0.09         0.72         (0.71)         (0.05)         -
 ----------------------------------------------------------------------------------------------------

  HIGH YIELD PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 2/28/89)
  2000       $8.77      $0.89      ($0.88)       $0.01        ($0.92)          -             -
  1999+++     8.99       0.86       (0.10)        0.76         (0.79)         (0.04)        (0.15)#
  1998+++    10.15       0.85       (0.93)       (0.08)        (0.82)         (0.26)         -
  1997+++     9.32       0.86        0.87         1.73         (0.87)         (0.03)         -
  1996        9.08       0.88        0.28         1.16         (0.92)          -             -
 ----------------------------------------------------------------------------------------------------

  INTERMEDIATE DURATION PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS
   10/3/94)
  2000      $ 9.77      $0.67      ($0.19)       $0.48        ($0.58)          -             -
  1999       10.68       0.72       (0.65)        0.07         (0.76)          -            (0.22)#
  1998       10.48       0.58        0.28         0.86         (0.56)         (0.10)         -
  1997+++    10.28       0.61        0.27         0.88         (0.53)         (0.15)         -
  1996       10.68       0.60        0.03         0.63         (0.65)         (0.38)         -
 ----------------------------------------------------------------------------------------------------
  INTERNATIONAL FIXED INCOME PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS
   4/29/94)
  2000      $10.12      $0.35      ($1.15)      ($0.80)         -            ($0.04)       ($0.40)##
  1999       10.75       0.34       (0.41)       (0.07)        (0.28)         (0.22)        (0.06)##
  1998       10.19       0.45        0.56         1.01         (0.36)         (0.09)         -
  1997       10.77       0.50       (0.44)        0.06         (0.38)         (0.26)         -
  1996       11.01       0.52        0.12         0.64         (0.80)         (0.08)         -
 ----------------------------------------------------------------------------------------------------

  LIMITED DURATION PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 3/31/92)
  2000      $10.18      $0.60      ($0.03)       $0.57        ($0.58)          -             -
  1999       10.54       0.68       (0.31)        0.37         (0.73)          -             -
  1998       10.49       0.59        0.03         0.62         (0.57)          -             -
  1997       10.38       0.62        0.08         0.70         (0.59)          -             -
  1996       10.41       0.58       (0.03)        0.55         (0.58)          -             -
 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             MAS FUNDS

                                             FINANCIAL HIGHLIGHTS
[LOGO OF MORGAN STANLEY DEAN WITTER]


--------------------------------------------------------------------------------


                                             Net Assets-  Ratio of    Ratio of
                       Net Asset               End of     Expenses   Net Income Portfolio
         Total          Value-      Total      Period    to Average  to Average Turnover
     Distributions   End of Period Return**  (thousands) Net Assets+ Net Assets   Rate
-----------------------------------------------------------------------------------------

        ($0.058)        $1.000       5.91%     $115,513     0.37%++     5.72%      N/A
         (0.048)         1.000       4.93       156,510     0.33++      4.77       N/A
          (.053)         1.000       5.47       168,228     0.32++      5.33       N/A
          (.052)         1.000       5.32        98,464     0.33++      5.20       N/A
          (.052)         1.000       5.35        78,497     0.33++      5.19       N/A
-----------------------------------------------------------------------------------------

         ($0.68)        $10.46       5.88%     $181,884     0.51%       6.86%       51%
          (0.73)         10.55      (1.12)      189,860     0.51        6.09       115
          (0.92)         11.40       9.83        76,042     0.51++      6.32       145
          (0.69)         11.27      10.20        96,954     0.51++      6.48       217
          (0.61)         10.89       4.41        95,362     0.52++      5.73       168
-----------------------------------------------------------------------------------------

         ($0.76)        $11.25       7.02%   $4,087,553     0.48%       7.03%       62%
          (1.01)         11.26       0.33     4,338,939     0.48        6.62       103
          (0.92)         12.22       7.90     4,625,015     0.48        6.49       121
          (0.91)         12.22      11.47     3,219,987     0.49        6.73       179
          (0.85)         11.83       7.63     1,790,146     0.48        6.77       162
-----------------------------------------------------------------------------------------

         ($0.73)        $10.67       6.48%     $279,141     0.49%       6.99%       43%
          (0.89)         10.74      (0.57)      384,893     0.48        6.20       106
          (0.78)         11.69       9.23       443,923     0.50        6.19        92
          (0.90)         11.46      10.58       226,662     0.50        6.54       182
          (0.77)         11.23       6.12       191,740     0.50        6.06       165
-----------------------------------------------------------------------------------------

         ($0.66)         $9.23      (5.39%)     $34,827     0.62%       4.87%       54%
          (0.63)         10.42      (0.05)       64,059     0.54        4.83        56
          (0.54)         11.03       9.18        71,834     0.56        5.11        88
          (0.75)         10.64       3.53        77,493     0.57        5.65       137
          (0.76)         11.01       6.83        67,282     0.60        5.25       133
-----------------------------------------------------------------------------------------

         ($0.92)         $7.86      (0.22%)    $848,507     0.56%      10.50%       55%
          (0.98)          8.77       8.81       937,482     0.49        9.61        45
          (1.08)          8.99      (1.17)      703,110     0.50        8.74        75
          (0.90)         10.15      19.90       523,899     0.51        9.05        96
          (0.92)          9.32      13.83       289,810     0.49       10.04       115
-----------------------------------------------------------------------------------------

         ($0.58)         $9.67       5.84%      $37,686     0.54%       6.95%       76%
          (0.98)          9.77       0.64        50,513     0.49        6.20        97
          (0.66)         10.68       8.57       116,891     0.52        5.84       131
          (0.68)         10.48       8.93        72,119     0.55++      5.93       204
          (1.03)         10.28       6.27        12,017     0.56++      6.17       251
-----------------------------------------------------------------------------------------

         ($0.44)         $8.88      (8.23%)    $112,456     0.56%       3.76%       91%
          (0.56)         10.12      (0.93)      125,981     0.52        3.68        64
          (0.45)         10.75      10.38       150,313     0.52        4.59        75
          (0.64)         10.19       0.44       152,752     0.53        5.27       107
          (0.88)         10.77       6.13       143,137     0.53        5.39       124
-----------------------------------------------------------------------------------------

         ($0.58)        $10.17       6.37%     $177,776     0.42%       6.61%       57%
          (0.73)         10.18       3.61       161,538     0.41        6.16       102
          (0.57)         10.54       6.13       252,711     0.42        5.89       107
          (0.59)         10.49       6.98       155,570     0.43++      6.15       130
          (0.58)         10.38       5.47       123,227     0.43        5.65       174
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             MAS FUNDS

                                             FINANCIAL HIGHLIGHTS
[LOGO OF MORGAN STANLEY DEAN WITTER]


--------------------------------------------------------------------------------

                                  Net Gains
           Net Asset              or Losses                 Dividend      Capital Gain
            Value-      Net     on Securities Total from  Distributions  Distributions
           Beginning Investment (realized and Investment (net investment (realized net      Other
           of Period   Income    unrealized)  Activities     income)     capital gains) Distributions
 ----------------------------------------------------------------------------------------------------

  MULTI-MARKET FIXED INCOME PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS
   10/1/97)
  2000       $9.46     $0.80       ($0.39)      $0.41        ($0.75)           -             -
  1999        9.86      0.65        (0.42)       0.23         (0.63)           -             -
  1998       10.00      0.56        (0.29)       0.27         (0.40)           -            (0.01)#
 ----------------------------------------------------------------------------------------------------

  MUNICIPAL PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 10/1/92)
  2000      $11.39     $0.62        $0.10       $0.72        ($0.62)         ($0.06)         -
  1999       11.96      0.55        (0.53)       0.02         (0.59)           -             -
  1998       11.64      0.54         0.28        0.82         (0.50)           -             -
  1997       11.23      0.53         0.40        0.93         (0.52)           -             -
  1996       10.75      0.51         0.49        1.00         (0.52)           -             -
 ----------------------------------------------------------------------------------------------------

  SPECIAL PURPOSE FIXED INCOME PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS
   OPERATIONS 3/31/92)
  2000      $11.32     $0.81       ($0.06)      $0.75        ($0.76)           -             -
  1999       12.33      0.78        (0.69)       0.09         (0.73)         ($0.04)       ($0.33)#
  1998       12.58      0.84         0.03        0.87         (0.85)          (0.27)         -
  1997+++    12.26      0.85         0.52        1.37         (0.87)          (0.18)         -
  1996       12.53      0.83         0.08        0.91         (0.88)          (0.30)         -
 ----------------------------------------------------------------------------------------------------

  BALANCED PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 12/31/92)
  2000      $13.83     $0.44        $1.45       $1.89        ($0.46)         ($1.89)         -
  1999+++    13.46      0.45         1.71        2.16         (0.43)          (1.36)         -
  1998+++    15.30      0.48        (0.11)       0.37         (0.49)          (1.72)         -
  1997       13.81      0.51         2.91        3.42         (0.54)          (1.39)         -
  1996       13.06      0.53         1.15        1.68         (0.50)          (0.43)         -
 ----------------------------------------------------------------------------------------------------

  MULTI-ASSET-CLASS PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 7/29/94)
  2000      $12.43     $0.36        $0.60       $0.96        ($0.31)         ($1.36)       ($0.10)
  1999       11.74      0.37         1.62        1.99         (0.34)          (0.96)         -
  1998+++    13.64      0.38        (0.45)      (0.07)        (0.34)          (1.49)         -
  1997+++    12.28      0.38         2.57        2.95         (0.51)          (1.08)         -
  1996       11.34      0.46         1.05        1.51         (0.42)          (0.15)         -
 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             MAS FUNDS

                                             FINANCIAL HIGHLIGHTS
[LOGO OF MORGAN STANLEY DEAN WITTER]


--------------------------------------------------------------------------------


                                            Net Assets-  Ratio of    Ratio of
                       Net Asset              End of     Expenses   Net Income Portfolio
         Total          Value-      Total     Period    to Average  to Average Turnover
     Distributions   End of Period Return** (thousands) Net Assets+ Net Assets   Rate
----------------------------------------------------------------------------------------

        ($0.75)          $9.12       4.50%    $59,304      0.58%       7.51%       59%
         (0.63)           9.46       2.36     101,306      0.58        6.79        86
         (0.41)           9.86       2.72      97,062      0.58*++     6.48*      163
----------------------------------------------------------------------------------------

        ($0.68)         $11.43       6.66%   $115,217      0.51%++     5.51%       82%
         (0.59)          11.39       0.11     121,917      0.51++      4.72        88
         (0.50)          11.96       7.20      82,282      0.52++      4.58       140
         (0.52)          11.64       8.47      75,120      0.51++      4.70        54
         (0.52)          11.23       9.46      54,536      0.51++      4.66        78
----------------------------------------------------------------------------------------

        ($0.76)         $11.31       6.99%   $429,327      0.49%       7.13%       53%
         (1.10)          11.32       0.71     459,674      0.49        6.46       124
         (1.12)          12.33       7.31     552,269      0.49        6.89       105
         (1.05)          12.58      11.78     492,784      0.49        6.88       198
         (1.18)          12.26       7.74     447,646      0.49        6.75       151
----------------------------------------------------------------------------------------

        ($2.35)         $13.37      14.75%   $505,078      0.58%       3.29%      162%
         (1.79)          13.83      16.99     341,886      0.58        3.21       111
         (2.21)          13.46       2.85     382,339      0.59        3.36       100
         (1.93)          15.30      27.44     343,284      0.58        3.56       145
         (0.93)          13.81      13.47     300,868      0.57        3.85       110
----------------------------------------------------------------------------------------

        ($1.77)         $11.62       7.74%   $143,434      0.78%       2.93%      152%
         (1.30)          12.43      17.71     152,862      0.78++      2.86       101
         (1.83)          11.74      (0.46)    165,039      0.78++      2.98       107
         (1.59)          13.64      26.50     173,155      0.74++      3.07       141
         (0.57)          12.28      13.75     129,558      0.58++      3.82       122
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             MAS FUNDS

                                             FINANCIAL HIGHLIGHTS
[LOGO OF MORGAN STANLEY DEAN WITTER]


 NOTES TO THE FINANCIAL HIGHLIGHTS

   * Annualized
  ** Total return figures for partial years are not annualized.
   # Represents distributions in excess of net realized gains.
  ## Represents distributions in excess of net investment income.
   + For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.

  -----------------------------------------------------------------------
    PORTFOLIO                1996       1997       1998       1999       2000
  -----------------------------------------------------------------------
   Equity                    0.60       0.59       0.59       0.60       0.61
  -----------------------------------------------------------------------
   Mid Cap Growth            0.60       0.61       0.60       0.60       0.61
  -----------------------------------------------------------------------
   Mid Cap Value             0.88       0.88       0.88       0.86       0.85
  -----------------------------------------------------------------------
   Small Cap Growth          -          -          1.15*      1.15       1.12
  -----------------------------------------------------------------------
   Small Cap Value           0.86       0.86       0.86       0.86       0.85
  -----------------------------------------------------------------------
   Strategic Small Value     -          -          -          -          1.15
  -----------------------------------------------------------------------
   Value                     0.60       0.61       0.59       0.62       0.60
  -----------------------------------------------------------------------
   Cash Reserves             0.32       0.32       0.32       0.32       0.32
  -----------------------------------------------------------------------
   Domestic Fixed Income     0.50       0.50       0.50       0.49       0.50
  -----------------------------------------------------------------------
   Fixed Income              0.48       0.48       0.47       0.47       0.47
  -----------------------------------------------------------------------
   Fixed Income II           0.49       0.49       0.49       0.47       0.48
  -----------------------------------------------------------------------
   Global Fixed Income       0.58       0.57       0.56       0.53       0.60
  -----------------------------------------------------------------------
   High Yield                0.48       0.50       0.48       0.48       0.55
  -----------------------------------------------------------------------
   Intermediate Duration     0.52       0.52       0.51       0.48       0.53
  -----------------------------------------------------------------------
   International Fixed
    Income                   0.53       0.53       0.52       0.52       0.55
  -----------------------------------------------------------------------
   Limited Duration          0.42       0.42       0.41       0.41       0.41
  -----------------------------------------------------------------------
   Multi-Market Fixed
    Income                   -          -          0.58*      0.58       0.58
  -----------------------------------------------------------------------
   Municipal                 0.50       0.50       0.50       0.50       0.50
  -----------------------------------------------------------------------
   Special Purpose Fixed
    Income                   0.49       0.48       0.48       0.48       0.48
  -----------------------------------------------------------------------
   Balanced                  0.57       0.56       0.57       0.57       0.57
  -----------------------------------------------------------------------
   Multi-Asset-Class         0.58       0.74       0.78       0.78       0.78
  -----------------------------------------------------------------------

  ++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and/or reimbursed expenses totaled the below listed amounts.

  -----------------------------------------------------------------------
                            Voluntarily waived and/or reimbursed expenses for:
  -----------------------------------------------------------------------
    PORTFOLIO                1996       1997       1998       1999       2000
  -----------------------------------------------------------------------
   Mid Cap Value             0.18       0.02       -          -          -
  -----------------------------------------------------------------------
   Small Cap Growth          -          -          3.67*      0.15       -
  -----------------------------------------------------------------------
   Strategic Small Value     -          -          -          -          4.23
  -----------------------------------------------------------------------
   Cash Reserves             0.09       0.07       0.05       0.04       0.05
  -----------------------------------------------------------------------
   Domestic Fixed Income     0.01       0.01       0.01       -          0.01
  -----------------------------------------------------------------------
   Intermediate Duration     0.13       0.05       -          -          -
  -----------------------------------------------------------------------
   International Fixed
    Income                   -          -          -          -          -
  -----------------------------------------------------------------------
   Limited Duration          -          0.00/\/\   -          -          -
  -----------------------------------------------------------------------
   Multi-Market Fixed
    Income                   -          -          0.05*      -          -
  -----------------------------------------------------------------------
   Municipal                 0.09       0.05       0.04       0.09       0.01
  -----------------------------------------------------------------------
   Multi-Asset-Class         0.08       0.08       0.04       0.02       0.03
  -----------------------------------------------------------------------

 +++ Per share amounts for the year are based on average shares outstanding.
  /\ Amount is less than $0.01.
 /\/\Amount is less than 0.01%.

                                             MAS FUNDS
[LOGO OF MORGAN STANLEY DEAN WITTER]

                                             INSTITUTIONAL CLASS PROSPECTUS

                                JANUARY 31, 2001

WHERE TO FIND ADDITIONAL INFORMATION

In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 2001, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") which contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

You may obtain the SAI and Shareholder Reports, without charge, by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090;
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

MAS FUNDS

ONE TOWER BRIDGE,
WEST CONSHOHOCKEN, PA 19428-0868.

FOR SHAREHOLDER INQUIRIES,
CALL CLIENT SERVICES AT 1-800-354-8185.

PRICES AND INVESTMENT RESULTS ARE AVAILABLE AT 1-800-522-1525.

                              TRUSTEES OF THE FUND

                          Thomas L. Bennett, Chairman

                               Thomas P. Gerrity

                                Joseph P. Healey

                                Joseph J. Kearns

                               Vincent R. McLean

                              C. Oscar Morong, Jr.

                                 James H. Scott

                              OFFICERS OF THE FUND
                              --------------------

                           Lorraine Truten, President

                   James A. Gallo, Vice President & Treasurer

                           Richard J. Shoch,Secretary




                                                             901-promasinst-0101

                                             Stable Value Investment Class
                                             Prospectus
[LOGO OF MORGAN STANLEY DEAN WITTER]

MAS FUNDS

January 31, 2000

MAS Funds (the "Fund") is a no-load mutual fund consisting of 30 different investment portfolios, 4 of which are described in this prospectus. Miller Anderson & Sherrerd, LLP (the "Adviser"), an investment advisory affiliate of Morgan Stanley Dean Witter Investment Management Inc., is the Fund's investment adviser. This prospectus offers Investment Class Shares of the following portfolios (each a "Portfolio" and collectively the "Portfolios"):
------------------------------------------------------------------------------

Cash Reserves Portfolio
------------------------------------------------------------------------------

Fixed Income Portfolio
------------------------------------------------------------------------------

Intermediate Duration Portfolio
------------------------------------------------------------------------------

Targeted Duration Portfolio
------------------------------------------------------------------------------
This Prospectus must be preceded or accompanied by the Disclosure Memorandum for the Morgan Stanley Dean Witter Stable Value Fund.

CLIENT SERVICES:
1-800-354-8185

PRICES AND INVESTMENT RESULTS:
1-800-522-1525

INVESTMENT ADVISER
MILLER ANDERSON & SHERRERD, LLP

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


Investment Summary       1
--------------------------
Portfolios
--------------------------
Cash Reserves            2
--------------------------
Fixed Income             3
--------------------------
Intermediate Duration    5
--------------------------
Targeted Duration        7
--------------------------

Fees and Expenses of the Portfolios        9
--------------------------------------------
Investment Strategies and Related Risks   10
--------------------------------------------
General Shareholder Information           14
--------------------------------------------
Fund Management                           15
--------------------------------------------
Financial Highlights                      18
--------------------------------------------

                                             MAS Funds

                                             Investment Summary
[LOGO OF MORGAN STANLEY DEAN WITTER]

INVESTMENT SUMMARY


This section explains each Portfolio's:

 .Investment Objective
 .Principal Investment Strategy
 .Principal Risks

Investor Suitability
The Portfolios may be suitable for long-term investors who can accept the risks of investing in the stock and bond markets.

The Portfolios are designed principally for investment by fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others.

While the Portfolios consider whether their securities transactions will generate distributions taxable at capital gain or ordinary income rates, minimizing such taxes is not a principal investment strategy.

Each Portfolio in this prospectus is a diversified fund for purposes of the Investment Company Act of 1940 ("1940 Act") and complies with the diversification requirements of the Internal Revenue Code.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

CASH RESERVES PORTFOLIO


 Dollar
 weighted
 average
 maturity
 less than
 90 days
 ------------
 100% of
 non-U.S.
 Government
 securities
 rated A-
 1/P-1 or
 better by
 Moody's or
 Standard &
 Poor's at
 time of
 purchase
 ------------
 Individual
 maturities
 397 days or
 less
 ------------
 Benchmark:
 Salomon
 1-Month
 Treasury
 Bill Index;
 Lipper
 Money
 Market
 Average
 ------------
 Ticker Symbol:
 Not
 Available
 ------------
 CUSIP No.:
 552-913-543
 ------------
 Portfolio
 Managers
 Dale R.
 Albright,
 Michael J.
 Davey and
 Jonathan R.
 Page
OBJECTIVE
The Cash Reserves Portfolio seeks to realize maximum current income, consistent with the preservation of capital and liquidity.

APPROACH
The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in liquid, high quality money market instruments of private financial and non-financial corporations, as well as obligations of the U.S. Government and its agencies and instrumentalities. The Portfolio's average weighted maturity will not exceed 90 days, and no individual security will have a remaining maturity in excess of 397 days.

PROCESS
The Portfolio's Sub-Adviser, Morgan Stanley Dean Witter Advisors Inc., determines the appropriate average maturity for the Portfolio based on the shape of the money market yield curve and its view of the direction of short term interest rates over the next one to six months. Securities are selected on the basis of their value, adjusted for risk. The Sub-Adviser invests in a variety of securities in order to diversify credit risk and interest rate risk. The Sub-Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities, when a security is downgraded, or for liquidity needs.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, the Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating. Repurchase agreements are subject to additional risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Portfolio's right to control the collateral.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [GRAPH]

CASH RESERVES PORTFOLIO
Commenced operations on August 16, 1999
 2000
------
 6.03%
     High Quarter    12/31/00          1.56%
     Low Quarter      3/31/00          1.36%


Average Annual Total Return (as of 12/31/00)
--------------------------------------------------------------------------------

                               Cash            Salomon 1-month         Lipper Money
                             Reserves           Treasury Bill             Market
                             Portfolio              Index                Average
-----------------------------------------------------------------------------------
One Year                       6.03                 5.64                   5.68
-----------------------------------------------------------------------------------
Since Inception 8/16/99        5.79                 5.34                   5.44
-----------------------------------------------------------------------------------

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index and the Lipper Money Market Average, an index that shows the performance of other money market funds. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future. You may obtain the Portfolio's SEC 7-day current yield by calling 1-800-522-1525.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

                             Fixed Income Portfolio


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 ------------
 Average
 weighted
 maturity
 generally
 greater
 than 5
 years
 ------------
 At least
 80%
 investment
 grade
 securities
 at time of
 purchase
 ------------
 Up to 20%
 high yield
 securities
 at time of
 purchase
 ------------
 May invest
 over 50% in
 mortgage
 securities
 ------------
 Benchmark:
 Salomon
 Broad
 Investment
 Grade Index
 ------------
 Ticker Symbol:
 MAFIX
 ------------
 CUSIP No.:
 552-913-568
 ------------
 Portfolio
 Managers
 W. David
 Armstrong,
 Thomas L.
 Bennett,
 Kenneth B.
 Dunn and
 Roberto M.
 Sella
OBJECTIVE
The Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

APPROACH
The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio ordinarily will maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to the benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in below investment grade securities. The Adviser may use futures, swaps and other types of derivatives in managing the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while balancing the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.



                                    [GRAPH]

FIXED INCOME PORTFOLIO
Commenced operations on October 15, 1996
 1997      1998      1999     2000
------    ------    ------   ------
 9.52%     6.72%    -0.73%   10.63%
    High Quarter          3/31/97           3.98%
    Low Quarter           6/30/99          -1.66%
Average Annual Total Return (as of 12/31/00)
--------------------------------------------------------------------------------

                                  Fixed Income                      Salomon Broad
                                   Portfolio                   Investment Grade Index
-------------------------------------------------------------------------------------
One Year                             10.63                              11.60
-------------------------------------------------------------------------------------
Since Inception 10/15/96              6.78                               7.32
-------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

Fixed Income Portfolio (Continued)

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

INTERMEDIATE DURATION PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 ------------
 100%
 investment
 grade
 securities
 at time of
 purchase
 ------------
 Average
 duration 2-
 5 years
 ------------
 May invest
 over 50% in
 mortgage
 securities
 ------------
 Benchmark:
 Lehman
 Brothers
 Intermediate
 Government/
 Credit
 Index
 ------------
 Ticker Symbol:
 Not
 Available
 ------------
 CUSIP No.:
 552-913-220
 ------------
 Portfolio
 Managers
 Angelo G.
 Manioudakis,
 Charles
 Moon and
 Scott F.
 Richard
OBJECTIVE
The Intermediate Duration Portfolio seeks above average total return over a market cycle of three to five years.

APPROACH
The Portfolio seeks value in the fixed income market with only a moderate sensitivity to changes in interest rates. The Portfolio invests primarily in a diversified mix of U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio also may invest, to a limited extent, in non-dollar denominated securities. The Portfolio generally maintains an average duration between two and five years. The Adviser uses futures, swaps and other derivatives to manage the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures, including the attractiveness of the extra yield offered by non-Treasury securities, the level of real interest rates, and the steepness of the yield curve, to guide its decision regarding duration management, and country, sector and security selection.

Teams of portfolio managers implement strategies based on these types of value measures. Sector teams seek specific bonds within each sector, while a portfolio team seeks to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to


                                    [GRAPH]

INTERMEDIATE DURATION PORTFOLIO
Commenced operations on August 16, 1999

                                     2000
                                    ------
                                     8.99%
    High Quarter     12/31/00       3.82%
    Low Quarter       3/31/00       0.21%


Average Annual Total Return (as of 12/31/00)
--------------------------------------------------------------------------------

                                                                        Lehman Brothers
                                    Intermediate                         Intermediate
                                      Duration                         Government/Credit
                                     Portfolio                              Index
----------------------------------------------------------------------------------------
One Year                                8.99                                 10.12
----------------------------------------------------------------------------------------
Since Inception 8/16/99                 8.14                                  8.24
----------------------------------------------------------------------------------------

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

INTERMEDIATE DURATION PORTFOLIO (Continued)

reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


                                     (Not currently open)
 TARGETED
 DURATION
 PORTFOLIO


 Generally
 at least
 65% of
 total
 Portfolio
 assets
 invested in
 fixed
 income
 securities
 ------------
 Average
 duration
 will
 approximate
 the
 benchmark
 (currently
 1.7 years)
 ------------
 At least
 80%
 investment
 grade
 securities
 at time of
 purchase
 ------------
 Up to 20%
 high yield
 securities
 at time of
 purchase
 ------------
 May invest
 over 50% in
 mortgage
 securities
 ------------
 Benchmark:
 Merrill
 Lynch 1-3
 Year
 Government
 Bond Index
 ------------
 Ticker
 Symbol: Not
 Available
 ------------
 CUSIP No.:
 Not
 Available
 ------------
 Portfolio
 Managers
 David S.
 Horowitz
 and Scott
 F. Richard
OBJECTIVE
The Targeted Duration Portfolio seeks above-average total return consistent with reasonable risk.

APPROACH
The Portfolio seeks value in the fixed income market without significant sensitivity to changes in interest rates. The Portfolio invests primarily in U.S. Government securities, investment grade and below investment grade corporate bonds and mortgage securities, and, to a limited extent, non-dollar denominated securities, regardless of maturity. The average duration of the Portfolio is similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and 3 years. The Adviser uses futures, swaps and other derivatives to manage the Portfolio.

PROCESS
The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures, including the attractiveness of the extra yield offered by non-Treasury securities, the level of real interest rates, and the steepness of the yield curve, to guide its decision regarding duration management, and country, sector and security selection. Teams of portfolio managers implement strategies based on these types of value measures. Sector teams seek specific bonds within each sector, while a portfolio team seeks to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

PRINCIPAL RISKS
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

                                             MAS Funds

                                             Investment Summary
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


 TARGETED
 DURATION
 PORTFOLIO

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

PERFORMANCE INFORMATION
No performance information is provided because the Targeted Duration Portfolio has not commenced operations.

                                             MAS Funds

                                             Fees and Expenses of the
                                             Portfolios
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

FEES AND EXPENSES OF THE PORTFOLIOS






The Securities and Exchange Commission (the "Commission") requires all funds to disclose in the table to the right the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

-----------------------------------------------------------------------------
                                                                Total Annual
                             Management Distribution   Other   Fund Operating
                                Fees    (12b-1) Fees Expenses*    Expenses
-----------------------------------------------------------------------------
Cash Reserves Portfolio         .25%        None       .34%         .59%***
-----------------------------------------------------------------------------
Fixed Income Portfolio         .375%        None       .25%         .63%
-----------------------------------------------------------------------------
Intermediate Duration
 Portfolio                     .375%        None       .31%         .69%
-----------------------------------------------------------------------------
Targeted Duration Portfolio    .375%        None       .34%**       .72%***
-----------------------------------------------------------------------------

 Total Annual Fund Operating Expenses reflected in the table above may be higher than the expenses actually deducted from portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
 *  Other expenses include a shareholder servicing fee of .15%.
 **  Other Expenses are based on estimated amounts for the current year.
*** The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rate shown in the table below. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

---------------------------------------------------------------------
                               Total Annual Fund Operating Expenses
                             After MAS Waiver/Reimbursement & Offsets
---------------------------------------------------------------------
Cash Reserves Portfolio                        .47%
---------------------------------------------------------------------
Targeted Duration Portfolio                    .60%
---------------------------------------------------------------------

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. For Portfolios that have been in operation for 6 months or less, the example is limited to 3 years. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Example
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

----------------------------------------------------------------
                                 1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------
Cash Reserves Portfolio           $60    $189    $329     $738
----------------------------------------------------------------
Fixed Income Portfolio            $64    $202    $351     $786
----------------------------------------------------------------
Intermediate Duration Portfolio   $70    $221    $384     $859
----------------------------------------------------------------
Targeted Duration Portfolio       $74    $230    $ -      $ -
----------------------------------------------------------------

                                             MAS Funds

                                             Investment Strategies and Related
                                             Risks
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

Investment Strategies and Related Risks

This section discusses in greater detail the Portfolio's principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries.

FIXED INCOME SECURITIES
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. Government securities, securities issued by federal or federally sponsored agencies ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Adjustable rate securities pay a floating or variable rate of interest. The interest rates on these securities will vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Some obligations carry a demand feature permitting the holder to tender them back to the issuer or to a third party at par value before maturity. Fixed income securities include inverse floaters, which are designed to respond in a targeted fashion to changes in interest rates.

Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration--The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

High Yield Securities--Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage Securities--These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

                                             MAS Funds

                                             Investment Strategies and Related
                                             Risks
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


Yankee Bonds--Yankee bonds are U.S.-dollar denominated debt obligations issued by foreign governments and corporations and sold in the United States. They are considered U.S. securities for purposes of Portfolio investments.

FOREIGN SECURITIES
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency--Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.


Emerging Market Securities--Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

DERIVATIVES AND OTHER INVESTMENTS
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person

                                             MAS Funds

                                             Investment Strategies and Related
                                             Risks
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price. The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the 1940 Act. The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (SMBS) are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs").

A Portfolio may enter into public or private over-the-counter derivatives transactions with counterparties that meet the Fund's requirements for credit quality and collateral. A Portfolio will not use derivatives to increase its level of risk above the level that could be achieved using only traditional investment securities. A Portfolio will not use derivatives as an indirect way of investing in assets that it cannot, as a matter of policy, invest in directly.

The amount that a Portfolio may invest in futures and options depends on the type of portfolio. The limitations are as follows:

The Fixed Income, Intermediate Duration and Targeted Duration Portfolios may enter into futures contracts and options on futures contracts for bona fide hedging purposes to an unlimited extent. It also can enter into futures contracts and options thereon for other purposes, provided that no more than 5% of the Portfolio's total assets at the time of the transaction are required as margin and option premiums to secure the Portfolio's obligations under such contracts.

The Fixed Income, Intermediate Duration and Targeted Duration Portfolios may invest in derivatives, such as forwards, futures, options, mortgage derivatives and when-issued securities that require a Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. This can cause a Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. A Portfolio in that position could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

Risks of Derivatives--The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities to which they relate.

Hedging the Portfolio's currency risks involves the risks of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments

                                             MAS Funds

                                             Investment Strategies and Related
                                             Risks
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. In addition, the yield to maturity of IOs and POs is extremely sensitive to prepayment levels. As a result, a high rate of prepayments can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

TEMPORARY DEFENSIVE INVESTMENTS
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

PORTFOLIO TURNOVER
Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Nonetheless, short-term trading activities that result in high turnover rates are not incompatible with a stated objective of long-term capital growth or other long-term goals, and can lead to gains that may increase share value.

                                             MAS Funds

                                             General Shareholder Information
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

GENERAL SHAREHOLDER INFORMATION

VALUATION OF SHARES
We determine the NAV of the following Portfolios at the following times on each day the Portfolios are open for business:

[_]Fixed Income, Intermediate Duration and Targeted Duration Portfolios as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern
   Time).

[_]Cash Reserves Portfolio as of 12:00 noon (Eastern Time).

The Fixed Income, Intermediate Duration and Targeted Duration Portfolios value their securities at market value. The Cash Reserves Portfolio values its securities using amortized cost valuation. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

The NAV of Investment Class Shares may differ from that of other classes because of class-specific expenses that each class may pay, the distribution fees charged to Adviser Class Shares and the shareholder servicing fees charged to Investment Class Shares.

The Fund is closed for business on weekends and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the Cash Reserves Portfolio is closed on Columbus Day and Veterans Day. The value of portfolio securities may change on a day when you cannot purchase or redeem shares if a Portfolio invests in foreign securities that trade on days when the Fund is closed.

Dividends and Distributions--The Portfolios normally distribute substantially all of their net investment income to shareholders as follows:

------------------------------------------------------------------------------------------------
  Portfolio                                Monthly                                     Quarterly
------------------------------------------------------------------------------------------------
  Cash Reserves                                X
------------------------------------------------------------------------------------------------
  Fixed Income                                                                              X
------------------------------------------------------------------------------------------------
  Intermediate Duration                        X
------------------------------------------------------------------------------------------------
  Targeted Duration                            X
------------------------------------------------------------------------------------------------

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise.

Taxes--Income dividends you receive will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets.

Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. The Portfolios may be able to pass through to you for foreign tax credit purposes the amount of foreign income taxes that they paid.

Distributions paid in January but declared by a Portfolio in October, November or December of the previous year are taxable to you in the previous year.

Exchanges and redemptions of shares in a Portfolio are taxable events.

                                             MAS Funds

                                             Fund Management
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


Adviser--The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969. The Adviser is wholly-owned by subsidiaries of Morgan Stanley Dean Witter & Co. and is an investment advisory affiliate of Morgan Stanley Dean Witter Investment Management Inc. ("MSDW"). The Adviser is located at One Tower Bridge, West Conshohocken, PA 19428-0868. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2000, MSDW had in excess of $171.6 billion in assets under management.

The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The following table shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2000 fiscal year.

Sub-Adviser--Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors") serves as Sub-Adviser to the Cash Reserves Portfolio. As Sub-Adviser, MSDW Advisors makes day-to-day investment decisions for the Cash Reserves Portfolio and places the Portfolio's purchase and sales orders. The Adviser pays MSDW Advisors 40% of the fee the Adviser receives from the Cash Reserves Portfolio as compensation for its sub-advisory services. MSDW Advisors, located at Two World Trade Center, New York, New York 10048, is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. MSDW Advisors develops, markets and manages a broad spectrum of proprietary mutual funds that are sold by MSDW financial advisors and offers professional money management services on a customized basis to individuals, institutional investors and retirement plan sponsors. MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc., serve in various investment advisory and administrative capacities to 100 investment companies and other portfolios with net assets under management of approximately $145 billion as of December 31, 2000.

--------------------------------------------------------------------------------
                                        Contractual              FY 2000 Actual
                                     Compensation Rate         Compensation Rate
--------------------------------------------------------------------------------
Cash Reserves Portfolio*                    .25%                     .197%
--------------------------------------------------------------------------------
Fixed Income Portfolio                     .375%                     .375%
--------------------------------------------------------------------------------
Intermediate Duration Portfolio            .375%                     .375%
--------------------------------------------------------------------------------
Targeted Duration Portfolio                .375%                        --
--------------------------------------------------------------------------------

* The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the Cash Reserves and Targeted Duration Portfolios to keep Total Operating Expenses from exceeding .47% and .60%, respectively.

Portfolio Managers
A description of the business experience during the past five years for each of the investment professionals who are primarily responsible for the day-to-day management of the Fund's Portfolios is as follows:

Dale R. Albright, Vice President, MSDW Advisors, has served as Portfolio Manager/Analyst at MSDW Advisors since 1990. He serves as a Portfolio Manager for MSDW Advisors' taxable money market funds. He joined the management team for the Cash Reserves Portfolio in 1999.

W. David Armstrong, Managing Director, MSDW and MSDW Advisors, joined MSDW Investment Management as a Portfolio Manager in 1998. He served as a Senior Vice President and Manager of U.S. proprietary trading at Lehman Brothers from 1995-1997. He joined the management team for the Fixed Income and Special Purpose Fixed Income Portfolios in 2000 and the Domestic Fixed Income Portfolio in 2001.

Thomas L. Bennett, Managing Director, MSDW and MSDW advisors, joined MAS in

                                             MAS Funds

                                             Fund Management
                      [LOGO OF MORGAN STANLEY DEAN WITTER]


1984. He joined the management team for the Fixed Income Portfolio in 1984, the Fixed Income II Portfolio in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992, the Multi-Asset-Class Portfolio in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

Michael J. Davey, Vice President, MSDW Advisors, has served as a Portfolio Manager/Analyst at MSDW Advisors since 1994. He serves as a Portfolio Manager for MSDW Advisors' taxable money market funds. He joined the management team for the Cash Reserves Portfolio in 2001.

Kenneth B. Dunn, Managing Director, MSDW, joined MAS in 1987. He joined the management team for the Fixed Income Portfolio in 1987, the Special Purpose Fixed Income Portfolio in 1992 and the Multi-Market Fixed Income Portfolio in 1997.

David S. Horowitz, Vice President, MSDW and MSDW Advisors, joined MAS as an analyst in 1995. He received a B.S. (Magna Cum Laude) from the Wharton School, University of Pennsylvania, and a B.S.E. in Computer Science Engineering from the University of Pennsylvania in 1996. He served as a Director of the Investments Committee for the University of Pennsylvania Student's Federal Credit Union from 1993-1996. He joined the Portfolio management teams for the Limited Duration and Targeted Duration Portfolios in 2000.

Angelo G. Manioudakis, Principal, MSDW and MSDW Advisors, joined MAS in 1993. He served as a Fixed Income Analyst from 1993 to 1995. From 1995 to 1998, he served as a Fixed Income Portfolio manager. He joined the management team for the Intermediate Duration Portfolio in 1998 and the Domestic Fixed Income and Fixed Income II Portfolios in 2000.

Charles Moon, Vice President, MSDW and MSDW Advisors, joined MAS as an analyst in 1999. He served as a Vice President and Global Banks Analyst for Citigroup from 1993-1999. He joined the management team for the Intermediate Duration Portfolio in 2001.

Jonathan R. Page, Senior Vice President, MSDW Advisors, has served as Portfolio Manager at MSDW Advisors since 1975. He serves as a Senior Portfolio Manager for MSDW Advisors' taxable money market funds. He joined the management team for the Cash Reserves Portfolio in 1999.

Scott F. Richard, Managing Director, MSDW and MSDW Advisors, joined MAS in 1992. He joined the management team for the Limited Duration, Intermediate Duration and Advisory Mortgage Portfolios in 1995, the Targeted Duration Portfolio in 1998 and the Domestic Fixed Income and Fixed Income II Portfolios in 2000.

Roberto M. Sella, Managing Director, MSDW, joined MAS in 1992. He served as a Financial Analyst from 1992-1998, and as a Portfolio Manager beginning in 1998. He joined the management team for the Fixed Income and Special Purpose Fixed Income Portfolios in 2000.

Distributor
Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc. ("MASDI"), a wholly-owned subsidiary of the Adviser. MASDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

Service Plan
The Fund has adopted a Service Plan (the "Service Plan") for each Portfolio's Investment Class Shares. Under the Service Plan, each Portfolio pays the Distributor a monthly shareholder servicing fee at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to Investment Class Shares. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Investment Class Shares. Shareholder servicing fees are separate fees of the Investment Class Shares of each Portfolio and will reduce the net investment income and total return of the Investment Class Shares of these Portfolios.

                      (This page intentionally left blank)

                                             MAS Funds

                                             Financial Highlights
                      [LOGO OF MORGAN STANLEY DEAN WITTER]

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). As of the fiscal year ended September 30, 2000, the Targeted Duration Portfolio had not commenced operations. The information for the year 2000 has been extracted from the Fund's financial statements which were audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September 30, 2000 Annual Report to Shareholders. The information for periods ended prior to September 30, 2000 was audited by PricewaterhouseCoopers, LLP.
-------------------------------------------------------------------------------

                                          Net Gains or
           Net Asset                         Losses                           Dividend        Capital Gain
             Value-           Net        on Securities     Total from      Distributions      Distributions
           Beginning      Investment     (realized and     Investment     (net investment     (realized net        Other
           of Period        Income        unrealized)      Activities         income)        capital gains)    Distributions
 ---------------------------------------------------------------------------------------------------------------------------

  Cash Reserves Portfolio (Commencement of Investment Class Operations 8/16/99)
  2000            $1.000          $0.056            -              $0.056           ($0.056)            -           -
  1999             1.000           0.006            -               0.006            (0.006)            -           -
 ---------------------------------------------------------------------------------------------------------------------------

  Fixed Income Portfolio (Commencement of Investment Class Operations 10/15/96)
  2000            $11.27           $0.76          ($0.03)           $0.73            ($0.75)            -           -
  1999+++          12.22            0.76           (0.72)            0.04             (0.69)            -          (0.30)#
  1998+++          12.22            0.76            0.14             0.90             (0.73)           (0.17)       -
  1997+++          11.80            0.75            0.40             1.15             (0.60)           (0.13)       -
 ---------------------------------------------------------------------------------------------------------------------------

  Intermediate Duration Portfolio (Commencement of Investment Class Operations 8/16/99)
  2000             $9.77           $0.65          ($0.23)           $0.42            ($0.53)            -           -
  1999              9.76            0.11            0.04             0.15             (0.14)            -           -
 ---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Notes to the Financial Highlights

  # Represents distribution in excess of net realized gains.
  * Annualized
 ** Total return figures for partial years are not annualized.
  + For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.

  -----------------------------------------------------------------------
    Portfolio         1997           1998         1999           2000
  -----------------------------------------------------------------------
   Cash Reserves          -              -            0.47%*         0.47%
  -----------------------------------------------------------------------
   Fixed Income           0.65*          0.62         0.62           0.62
  -----------------------------------------------------------------------
   Intermediate
    Duration              -              -            0.63*          0.68
  -----------------------------------------------------------------------

 ++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and/or reimbursed expenses totaled the below listed amounts.

  -----------------------------------------------------------------------
                  Voluntarily waived and/or reimbursed expenses for:
  -----------------------------------------------------------------------
    Portfolio         1997           1998         1999           2000
  -----------------------------------------------------------------------
   Cash Reserves          -              -            0.04%*         0.07%
  -----------------------------------------------------------------------
   Fixed Income           0.12%*         -            -              -
  -----------------------------------------------------------------------
   Intermediate
    Duration              -              -            -              -
  -----------------------------------------------------------------------

 +++ Per share amounts for the year are based on average shares outstanding.

                                             MAS Funds

                                             Financial Highlights
                      [LOGO OF MORGAN STANLEY DEAN WITTER]




----------------------------------------------------------------------------------------

                                            Net Assets-  Ratio of    Ratio of
                       Net Asset              End of     Expenses   Net Income Portfolio
         Total          Value-      Total     Period    to Average  to Average Turnover
     Distributions   End of Period Return** (thousands) Net Assets+ Net Assets   Rate
----------------------------------------------------------------------------------------

        ($0.056)        $1.000       5.75%     $1,977      0.52%       5.74%      N/A
         (0.006)         1.000       0.60         919      0.48*++     4.83*      N/A
----------------------------------------------------------------------------------------

         ($0.75)        $11.25       6.84%    $63,944      0.63%       6.89%       62%
          (0.99)         11.27       0.24      39,165      0.63        6.50       103
          (0.90)         12.22       7.72      48,944      0.63        6.31       121
          (0.73)         12.22      10.07       9,527      0.66*++     6.57*      179
----------------------------------------------------------------------------------------

           -             $9.66       5.68%    $27,678      0.69%       6.81%       76%
           -              9.77       1.49       9,304      0.64*       8.99*       97
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             MAS Funds

                                             Stable Value Investment Class
[LOGO OF MORGAN STANLEY DEAN WITTER]         Prospectus

                                January 31, 2001
WHERE TO FIND ADDITIONAL INFORMATION

In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 2001, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") which contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090;
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

MAS FUNDS

ONE TOWER BRIDGE,
ONE TOWER BRIDGE,
WEST CONSHOHOCKEN, PA 191428-0868.

                           FOR SHAREHOLDER INQUIRIES,
CALL CLIENT SERVICES AT 1-800-354-8185.

PRICES AND INVESTMENT RESULTS ARE AVAILABLE AT 1-800-522-1525.

TRUSTEES OF THE FUND

                          Thomas L. Bennett, Chairman

                               Thomas P. Gerrity

                                Joseph P. Healey

                                Joseph J. Kearns

                               Vincent R. McLean

                              C. Oscar Morong, Jr.

                                 James H. Scott

                              OFFICERS OF THE FUND
                              --------------------
                              --------------------

                           Lorraine Truten, President

                   James A. Gallo, Vice President & Treasurer

                          Richard J. Shoch, Secretary



                                                            906-promasstavl-0101

                                   MAS FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION

                               January 31, 2001



MAS Funds (the "Fund") is a no load mutual fund consisting of thirty portfolios (each a "Portfolio" and collectively the "Portfolios") offering a variety of investment alternatives. This Statement of Additional Information (the "SAI") sets forth information about the Fund applicable to all thirty Portfolios.

This SAI is not a prospectus but should be read in conjunction with the Fund's prospectuses dated January 31, 2001, each as revised from time to time. To obtain any of these prospectuses, please call the Client Services Group.

The Fund's most recent annual report is a separate document supplied with this SAI and includes the Fund's audited financial statements, which are incorporated by reference into this SAI.


                     Client Services Group: 1-800-354-8185
                 Prices and Investment Results: 1-800-522-1525

                               TABLE OF CONTENTS

THE PORTFOLIOS' INVESTMENTS AND STRATEGIES                                  2
INVESTMENT STRATEGIES                                                       8
INVESTMENTS                                                                11
INVESTMENT LIMITATIONS                                                     36
PURCHASE OF SHARES                                                         38
REDEMPTION OF SHARES                                                       38
TRANSACTIONS WITH BROKER/DEALERS                                           39
SHAREHOLDER SERVICES                                                       39
VALUATION OF SHARES                                                        40
MANAGEMENT OF THE FUND                                                     41
INVESTMENT ADVISER                                                         43
PRINCIPAL UNDERWRITER                                                      47
DISTRIBUTION OF SHARES                                                     48
FUND ADMINISTRATION                                                        48
OTHER SERVICE PROVIDERS                                                    50
LITIGATION                                                                 50
BROKERAGE TRANSACTIONS                                                     50
GENERAL INFORMATION                                                        54
TAX CONSIDERATIONS                                                         56
PRINCIPAL HOLDERS OF SECURITIES                                            60
PERFORMANCE INFORMATION                                                    71
COMPARATIVE INDICES                                                        83
FINANCIAL STATEMENTS                                                       89
APPENDIX-DESCRIPTION OF SECURITIES AND RATINGS                             89

THE PORTFOLIOS' INVESTMENTS AND STRATEGIES

The prospectus describes the investment objectives, principal investment strategies and principal risks associated with each Portfolio. The Portfolios may engage in a variety of investment strategies and invest in a variety of securities and other instruments. The following tables summarize the permissible strategies and investments for each Portfolio (abbreviations are explained following each table). The tables exclude strategies and investments that Portfolios may make solely for temporary defensive purposes. More details about each strategy and investment are provided in the discussion following the tables.

--------------------------------------------------------------------------------
                        EQUITY AND BALANCED PORTFOLIOS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                 Mid Cap
                                                    Balanced                          Mid Cap    Growth     Mid Cap
                                         Balanced     Plus      Equity     Growth     Growth       II        Value
                                         Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------------------------------------------------
STRATEGIES
-----------------------------------------------------------------------------------------------------------------------
Asset Allocation Management                  X          X
-----------------------------------------------------------------------------------------------------------------------
Core Equity Investing                        X          X          X          X
-----------------------------------------------------------------------------------------------------------------------
Emerging Markets Investing                   X          X
-----------------------------------------------------------------------------------------------------------------------
Fixed Income and Asset Allocation            X          X
-----------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Investing               X          X
-----------------------------------------------------------------------------------------------------------------------
Foreign Investing                            X          X          X                                           X
-----------------------------------------------------------------------------------------------------------------------
Growth Stock Investing                                             X          X          X          X          X
-----------------------------------------------------------------------------------------------------------------------
High Yield Investing                         X          X
-----------------------------------------------------------------------------------------------------------------------
International Equity Investing               X          X          X                                           X
-----------------------------------------------------------------------------------------------------------------------
Maturity and Duration Management             X          X
-----------------------------------------------------------------------------------------------------------------------
Mortgage Investing                           X          X
-----------------------------------------------------------------------------------------------------------------------
Value Investing                              X          X
-----------------------------------------------------------------------------------------------------------------------
Value Stock Investing                        X                     X                                           X
-----------------------------------------------------------------------------------------------------------------------

INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------
ADRs                                         X          X          X          X          X          X          X
-----------------------------------------------------------------------------------------------------------------------
Agencies                                     X          X          X          X                                X
-----------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                      X          X
-----------------------------------------------------------------------------------------------------------------------
Brady Bonds                                  X          X
-----------------------------------------------------------------------------------------------------------------------







-----------------------------------------------------------------------------------------------------------------------
                                        Multi-Asset-   Small Cap     Small Cap  Strategic Small
                                           Class         Growth        Value         Value         Value     Value II
                                         Portfolio     Portfolio     Portfolio     Portfolio     Portfolio   Portfolio
-----------------------------------------------------------------------------------------------------------------------
Strategies

-----------------------------------------------------------------------------------------------------------------------
Asset Allocation Management                  X
-----------------------------------------------------------------------------------------------------------------------
Core Equity Investing                        X
-----------------------------------------------------------------------------------------------------------------------
Emerging Markets Investing                   X
-----------------------------------------------------------------------------------------------------------------------
Fixed Income and Asset Allocation            X
-----------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Investing               X
-----------------------------------------------------------------------------------------------------------------------
Foreign Investing                            X                           X             X             X           X
-----------------------------------------------------------------------------------------------------------------------
Growth Stock Investing                                     X             X
-----------------------------------------------------------------------------------------------------------------------
High Yield Investing                         X
-----------------------------------------------------------------------------------------------------------------------
International Equity Investing               X                           X             X             X           X
-----------------------------------------------------------------------------------------------------------------------
Maturity and Duration Management             X
-----------------------------------------------------------------------------------------------------------------------
Mortgage Investing                           X
-----------------------------------------------------------------------------------------------------------------------
Value Investing                              X
-----------------------------------------------------------------------------------------------------------------------
Value Stock Investing                                                    X             X             X           X
-----------------------------------------------------------------------------------------------------------------------

INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------
ADRs                                         X             X             X             X             X           X
-----------------------------------------------------------------------------------------------------------------------
Agencies                                     X                           X             X             X           X
-----------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                      X
-----------------------------------------------------------------------------------------------------------------------
Brady Bonds                                  X
-----------------------------------------------------------------------------------------------------------------------

                                                                                                 Mid Cap
                                                    Balanced                          Mid Cap    Growth     Mid Cap
                                         Balanced     Plus      Equity     Growth     Growth       II        Value
                                         Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------------------------------------------------
Cash Equivalents                             X          X          X          X          X          X          X
-----------------------------------------------------------------------------------------------------------------------
CMOs                                         X          X
-----------------------------------------------------------------------------------------------------------------------
Commercial Paper                             X          X          X          X          X          X          X
-----------------------------------------------------------------------------------------------------------------------
Common Stock                                 X          X          X          X          X          X          X
-----------------------------------------------------------------------------------------------------------------------
Convertibles                                 X          X          X          X          X          X          X
-----------------------------------------------------------------------------------------------------------------------
Corporates                                   X          X          X          X                                X
-----------------------------------------------------------------------------------------------------------------------
Depositary Receipt                           X          X          X          X          X          X          X
-----------------------------------------------------------------------------------------------------------------------
Emerging Markets Securities                  X          X
-----------------------------------------------------------------------------------------------------------------------
Floaters                                     X          X
-----------------------------------------------------------------------------------------------------------------------
Foreign Currency                             X          X          X          X          X          X          X
-----------------------------------------------------------------------------------------------------------------------
Foreign Equity                               X          X          X          X          X          X          X
-----------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Securities              X          X          X          X                                X
-----------------------------------------------------------------------------------------------------------------------
Forwards                                     X          X          X          X                                X
-----------------------------------------------------------------------------------------------------------------------
Futures                                      X          X          X          X          X          X          X
-----------------------------------------------------------------------------------------------------------------------
High Yield Securities                        X          X
-----------------------------------------------------------------------------------------------------------------------
Inverse Floaters                             X          X
-----------------------------------------------------------------------------------------------------------------------
Investment Companies                         X          X          X          X          X          X          X
-----------------------------------------------------------------------------------------------------------------------
Investment Funds                             X          X
-----------------------------------------------------------------------------------------------------------------------
Loan  Participations and Assignments         X          X
-----------------------------------------------------------------------------------------------------------------------
Mortgage Securities                          X          X
-----------------------------------------------------------------------------------------------------------------------
Municipals                                   X          X
-----------------------------------------------------------------------------------------------------------------------
Options                                      X          X          X          X          X          X          X
-----------------------------------------------------------------------------------------------------------------------
Preferred Stock                              X          X          X          X          X          X          X
-----------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                        X          X          X          X          X          X          X
-----------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                X          X          X          X          X          X          X
-----------------------------------------------------------------------------------------------------------------------
Rights                                       X          X          X          X          X          X          X
-----------------------------------------------------------------------------------------------------------------------

                                        Multi-Asset-   Small Cap     Small Cap   Strategic Small
                                           Class        Growth         Value         Value         Value     Value II
                                         Portfolio     Portfolio     Portfolio     Portfolio     Portfolio   Portfolio
------------------------------------------------------------------------------------------------------------------------
Cash Equivalents                              X            X             X             X             X           X
------------------------------------------------------------------------------------------------------------------------
CMOs                                          X
------------------------------------------------------------------------------------------------------------------------
Commercial Paper                              X            X             X             X             X           X
------------------------------------------------------------------------------------------------------------------------
Common Stock                                  X            X             X             X             X           X
------------------------------------------------------------------------------------------------------------------------
Convertibles                                  X            X             X             X             X           X
------------------------------------------------------------------------------------------------------------------------
Corporates                                    X                          X             X             X           X
------------------------------------------------------------------------------------------------------------------------
Depositary Receipt                            X            X             X             X             X           X
------------------------------------------------------------------------------------------------------------------------
Emerging Markets Securities                   X
------------------------------------------------------------------------------------------------------------------------
Floaters                                      X
------------------------------------------------------------------------------------------------------------------------
Foreign Currency                              X            X             X                           X           X
------------------------------------------------------------------------------------------------------------------------
Foreign Equity                                X            X             X                           X           X
------------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Securities               X                          X                           X           X
------------------------------------------------------------------------------------------------------------------------
Forwards                                      X                          X                           X           X
------------------------------------------------------------------------------------------------------------------------
Futures                                       X            X             X             X             X           X
------------------------------------------------------------------------------------------------------------------------
High Yield Securities                         X
------------------------------------------------------------------------------------------------------------------------
Inverse Floaters                              X
------------------------------------------------------------------------------------------------------------------------
Investment Companies                          X            X             X             X             X           X
------------------------------------------------------------------------------------------------------------------------
Investment Funds                              X
------------------------------------------------------------------------------------------------------------------------
Loan  Participations and Assignments          X
------------------------------------------------------------------------------------------------------------------------
Mortgage Securities                           X
------------------------------------------------------------------------------------------------------------------------
Municipals                                    X
------------------------------------------------------------------------------------------------------------------------
Options                                       X            X             X             X             X           X
------------------------------------------------------------------------------------------------------------------------
Preferred Stock                               X            X             X             X             X           X
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                         X            X             X             X             X           X
------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                 X            X             X             X             X           X
------------------------------------------------------------------------------------------------------------------------
Rights                                        X            X             X             X             X           X
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Balanced                         Mid Cap   Mid Cap    Mid Cap  Multi-Asset Small Cap  Small Cap  Strategic
          Balanced    Plus      Equity     Growth    Growth   Growth II    Value     -Class     Growth      Value     Small
          Portfolio Portfolio  Portfolio  Portfolio Portfolio Portfolio  Portfolio  Portfolio  Portfolio  Portfolio Value Portfolio
------------------------------------------------------------------------------------------------------------------------------------
SMBS           X          X                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Securities
 Lending       X          X          X          X          X          X          X        X           X          X           X
------------------------------------------------------------------------------------------------------------------------------------
Short Sales    X          X          X          X          X          X          X        X           X          X           X
------------------------------------------------------------------------------------------------------------------------------------
Structured
 Investments              X                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Structured
 Notes         X          X                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Swaps          X          X          X          X                                X        X                      X           X
------------------------------------------------------------------------------------------------------------------------------------
U.S.
 Governments   X          X          X          X                                X        X                      X           X
------------------------------------------------------------------------------------------------------------------------------------
Warrants       X          X          X          X          X          X          X        X           X          X           X
------------------------------------------------------------------------------------------------------------------------------------
When-Issued
 Securities    X          X          X          X          X          X          X        X           X          X           X
------------------------------------------------------------------------------------------------------------------------------------
Yankees and
 Eurobonds     X          X                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Zero Coupons   X          X          X          X                                X        X                      X           X
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
             Value Portfolio   Value II Portfolio
-------------------------------------------------
SMBS
-------------------------------------------------
Securities
 Lending           X                  X
-------------------------------------------------
Short Sales        X                  X
-------------------------------------------------
Structured
 Investments
-------------------------------------------------
Structured
 Notes
-------------------------------------------------
Swaps              X                  X
-------------------------------------------------
U.S.
 Governments       X                  X
-------------------------------------------------
Warrants           X                  X
-------------------------------------------------
When-Issued
 Securities        X                  X
-------------------------------------------------
Yankees and
 Eurobonds
-------------------------------------------------
Zero Coupons       X                  X
-------------------------------------------------

--------------------------------------------------------------------------------
                            FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                  Domestic                           Global                            International
                         Cash      Fixed       Fixed      Fixed      Fixed      High     Intermediate     Fixed        Limited
                        Reserves   Income     Income    Income II    Income     Yield      Duration       Income       Duration
                       Portfolio  Portfolio  Portfolio  Portfolio   Portfolio  Portfolio  Portfolio      Portfolio     Portfolio
--------------------------------------------------------------------------------------------------------------------------------
STRATEGIES
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets
 Investing                                                             X          X                         X
--------------------------------------------------------------------------------------------------------------------------------
Fixed Income and
 Asset Allocation
--------------------------------------------------------------------------------------------------------------------------------
Foreign Fixed
 Income Investing                                X          X          X          X           X             X
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        Advisory    Advisory
                                                               Special                  Foreign      Foreign
                      Multi-Market                  NY         Purpose      Targeted     Fixed        Fixed      Advisory
                      Fixed Income   Municipal   Municipal   Fixed Income   Duration     Imcome     Income II    Mortgage
                      Portfolio      Portfolio   Portfolio    Portfolio     Portfolio   Portfolio   Portfolio    Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets
 Investing                 X                                                               X           X
--------------------------------------------------------------------------------------------------------------------------------
Fixed Income and
 Asset Allocation                                                 X
--------------------------------------------------------------------------------------------------------------------------------
Foreign Fixed
 Income Investing          X                                      X           X            X           X
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                    Domestic                           Global                            International
                           Cash      Fixed       Fixed      Fixed      Fixed      High     Intermediate     Fixed        Limited
                          Reserves   Income     Income    Income II    Income     Yield      Duration       Income       Duration
                         Portfolio  Portfolio  Portfolio  Portfolio   Portfolio  Portfolio  Portfolio      Portfolio     Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Foreign Investing                                 X          X          X          X          X              X
---------------------------------------------------------------------------------------------------------------------------------
High Yield Investing                              X                     X          X                         X
---------------------------------------------------------------------------------------------------------------------------------
Maturity and Duration
Management                             X          X          X          X          X          X              X               X
---------------------------------------------------------------------------------------------------------------------------------
Mortgage Investing                     X          X          X          X          X          X              X               X
---------------------------------------------------------------------------------------------------------------------------------
Money Market Investing      X
---------------------------------------------------------------------------------------------------------------------------------
Municipals Management
---------------------------------------------------------------------------------------------------------------------------------
Value Investing                        X          X          X          X          X          X              X               X
---------------------------------------------------------------------------------------------------------------------------------
  Investments
---------------------------------------------------------------------------------------------------------------------------------
Agencies                    X          X          X          X          X          X          X              X               X
---------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities     X          X          X          X          X          X          X              X               X
---------------------------------------------------------------------------------------------------------------------------------
Brady Bonds                                       X          X          X          X          X              X               X
---------------------------------------------------------------------------------------------------------------------------------
Cash Equivalents            X          X          X          X          X          X          X              X               X
---------------------------------------------------------------------------------------------------------------------------------
CMOs                                   X          X          X          X          X          X              X               X
---------------------------------------------------------------------------------------------------------------------------------
Commercial Paper            X          X          X          X          X          X          X              X               X
---------------------------------------------------------------------------------------------------------------------------------
Convertibles                           X          X          X          X          X          X              X               X
---------------------------------------------------------------------------------------------------------------------------------
Corporates                  X          X          X          X          X          X          X              X               X
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets
 Securities                                       X          X          X          X          X              X               X
---------------------------------------------------------------------------------------------------------------------------------
Floaters                    X          X          X          X          X          X          X              X               X
---------------------------------------------------------------------------------------------------------------------------------
Foreign Currency                                  X          X          X          X          X              X
---------------------------------------------------------------------------------------------------------------------------------
Foreign Equity                                                                     X
---------------------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income
 Securities                                       X          X          X          X          X              X
---------------------------------------------------------------------------------------------------------------------------------
Forwards                                          X          X          X          X          X              X
---------------------------------------------------------------------------------------------------------------------------------
Futures                                X          X          X          X          X          X              X               X
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Advisory    Advisory
                                                                  Special                  Foreign      Foreign
                         Multi-Market                  NY         Purpose       Targeted    Fixed        Fixed      Advisory
                         Fixed Income   Municipal   Municipal   Fixed Income   Duration     Imcome     Income II    Mortgage
                           Portfolio    Portfolio   Portfolio    Portfolio     Portfolio   Portfolio   Portfolio    Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Foreign Investing             X                                    X              X           X           X
---------------------------------------------------------------------------------------------------------------------------------
High Yield Investing          X            X           X           X              X           X
---------------------------------------------------------------------------------------------------------------------------------
Maturity and Duration
 Management                   X            X           X           X              X           X           X             X
---------------------------------------------------------------------------------------------------------------------------------
Mortgage Investing            X            X           X           X              X           X           X             X
---------------------------------------------------------------------------------------------------------------------------------
Money Market Investing
---------------------------------------------------------------------------------------------------------------------------------
Municipals Management                      X           X
---------------------------------------------------------------------------------------------------------------------------------
Value Investing               X            X           X           X              X           X           X             X
---------------------------------------------------------------------------------------------------------------------------------
Investments
---------------------------------------------------------------------------------------------------------------------------------
Agencies                      X            X           X           X              X           X           X             X
---------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities       X            X           X           X              X           X           X             X
---------------------------------------------------------------------------------------------------------------------------------
Brady Bonds                   X            X           X           X              X           X           X             X
---------------------------------------------------------------------------------------------------------------------------------
Cash Equivalents              X            X           X           X              X           X           X             X
---------------------------------------------------------------------------------------------------------------------------------
CMOs                          X            X           X           X              X           X           X             X
---------------------------------------------------------------------------------------------------------------------------------
Commercial Paper              X            X           X           X              X           X           X             X
---------------------------------------------------------------------------------------------------------------------------------
Convertibles                  X            X           X           X              X           X           X
---------------------------------------------------------------------------------------------------------------------------------
Corporates                    X            X           X           X              X           X           X
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets
 Securities                   X            X           X           X                          X           X
---------------------------------------------------------------------------------------------------------------------------------
Floaters                      X            X           X           X              X           X           X             X
---------------------------------------------------------------------------------------------------------------------------------
Foreign Currency              X            X           X           X              X           X           X
---------------------------------------------------------------------------------------------------------------------------------
Foreign Equity
---------------------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income
 Securities                   X            X           X           X              X           X           X
---------------------------------------------------------------------------------------------------------------------------------
Forwards                      X            X           X           X              X           X           X
---------------------------------------------------------------------------------------------------------------------------------
Futures                       X            X           X           X              X           X           X             X
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Domestic                Fixed      Global                         Intermediate
                                            Cash       Fixed      Fixed       Income     Fixed      High   Intermediate    Fixed
                                          Reserves     Income     Income        II       Income    Yield     Duration      Income
                                         Portfolio   Portfolio  Portfolio   Portfolio  Portfolio Portfolio  Portfolio    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
High Yield Securities                                               X                      X          X                      X
------------------------------------------------------------------------------------------------------------------------------------
Inverse Floaters                                         X          X            X         X          X          X           X
------------------------------------------------------------------------------------------------------------------------------------
Investment Companies                        X            X          X            X         X          X          X           X
------------------------------------------------------------------------------------------------------------------------------------
Investment Funds
------------------------------------------------------------------------------------------------------------------------------------
Loan Participations and Assignments                                 X                                 X
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Securities                                      X          X            X        X           X          X           X
------------------------------------------------------------------------------------------------------------------------------------
Municipals                                               X          X            X         X          X          X           X
------------------------------------------------------------------------------------------------------------------------------------
NY Municpals
------------------------------------------------------------------------------------------------------------------------------------
Options                                                  X          X            X         X          X          X           X
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock                                          X          X            X         X          X          X           X
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                       X            X          X            X         X          X          X           X
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements               X            X          X            X         X          X          X           X
------------------------------------------------------------------------------------------------------------------------------------
Rights                                                              X                                 X
------------------------------------------------------------------------------------------------------------------------------------
SMBS                                                     X          X            X         X          X          X           X
------------------------------------------------------------------------------------------------------------------------------------
Securities Lending                          X            X          X            X         X          X          X           X
------------------------------------------------------------------------------------------------------------------------------------
Short Sales                                              X          X            X         X          X          X           X
------------------------------------------------------------------------------------------------------------------------------------
Structured Investments
------------------------------------------------------------------------------------------------------------------------------------
Structured Notes                                         X          X            X         X          X          X           X
------------------------------------------------------------------------------------------------------------------------------------
Swaps                                                    X          X            X         X          X          X           X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Governments                            X            X          X            X         X          X          X           X
------------------------------------------------------------------------------------------------------------------------------------
Warrants                                                 X                                            X
------------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities                                   X          X            X         X          X          X           X
------------------------------------------------------------------------------------------------------------------------------------
Yankees and Eurobonds                       X                       X            X         X          X          X           X
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Special              Advisory   Advisory
                                              Multi-Market                        Purpose              Foreign    Foreign
                                     Limited     Fixed                     NY      Fixed     Targeted   Fixed      Fixed    Advisory
                                     Duration    Income    Municipal   Municipal   Income    Duration   Income       II     Mortgage
                                    Portfolio  Portfolio   Portfolio   Portfolio Portfolio  Portfolio Portfolio  Portfolio Portfolio
------------------------------------------------------------------------------------------------------------------------------------
High Yield Securities                             X            X          X          X          X          X
------------------------------------------------------------------------------------------------------------------------------------
Inverse Floaters                        X         X            X          X          X          X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Investment Companies                    X         X            X          X          X          X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Investment Funds
------------------------------------------------------------------------------------------------------------------------------------
Loan Participations and Assignment                X                                  X          X
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Securities                     X         X            X          X          X          X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Municipals                                        X            X          X          X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
NY Muncipals                                                              X
------------------------------------------------------------------------------------------------------------------------------------
Options                                 X         X            X          X          X          X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock                                   X            X          X          X          X          X         X
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                   X         X            X          X          X          X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements           X         X            X          X          X          X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Rights
------------------------------------------------------------------------------------------------------------------------------------
SMBS                                    X         X            X          X          X          X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Securities Lending                      X         X            X          X          X          X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Short Sales                             X         X            X          X          X          X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Structured Investments                            X                       X
------------------------------------------------------------------------------------------------------------------------------------
Structured Notes                        X         X            X          X          X          X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Swaps                                   X         X            X          X          X          X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------
U.S. Governments                        X         X            X          X          X          X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Warrants                                          X
------------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities                  X         X            X          X          X          X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------
Yankees and Eurobonds                   X         X            X          X          X          X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Domestic                Fixed      Global                        International
                                            Cash       Fixed      Fixed       Income     Fixed      High   Intermediate    Fixed
                                          Reserves     Income     Income        II       Income    Yield     Duration      Income
                                         Portfolio   Portfolio  Portfolio   Portfolio  Portfolio Portfolio  Portfolio    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Zero Coupons                                X            X          X            X         X          X          X           X
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Special              Advisory   Advisory
                                            Multi-Market                        Purpose              Foreign    Foreign
                                   Limited     Fixed                     NY      Fixed     Targeted   Fixed   Fixed Income Advisory
                                   Duration    Income    Municipal   Municipal   Income    Duration   Income       II      Mortgage
                                  Portfolio  Portfolio   Portfolio   Portfolio Portfolio  Portfolio Portfolio  Portfolio  Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Zero Coupons                            X         X            X          X          X          X          X         X         X
------------------------------------------------------------------------------------------------------------------------------------

                             INVESTMENT STRATEGIES

Asset Allocation Management: The Adviser's approach to asset allocation management is to determine investment strategies for each asset class in a Portfolio separately, and then determine the mix of those strategies expected to maximize the return potential within each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser's twenty-five year history of managing balanced accounts.

Tactical asset-allocation shifts are based on comparisons of prospective risks, potential returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed income, and international investment professionals manage the investments in each asset class.

Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on the Adviser's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.


Emerging Market Investing: The Adviser's approach to emerging market investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this SAI, an emerging market describes any country which is generally considered to be an emerging or developing country by the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets may include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Fixed Income Management and Asset Allocation: In selecting fixed income securities for certain Portfolios, the Adviser considers the value offered by various segments of the fixed income securities market relative to cash equivalents and equity securities. The Adviser may find that certain segments of the fixed income securities market offer more or less attractive relative value when compared to equity securities or when compared to other fixed income securities.

For example, in a given interest rate environment, equity securities may be judged to be fairly valued when compared to intermediate duration fixed income securities, but overvalued compared to long duration fixed income securities. Consequently, while a Portfolio investing only in fixed income securities may not emphasize long duration assets to the same extent, the fixed-income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to equity securities.

Foreign Fixed Income Investing: The Adviser invests in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency futures and options, forwards and swaps may be used to hedge the currency risk.

Foreign Investing: Investors should recognize that investing in foreign bonds and foreign equities involves certain special considerations which are not typically associated with investing in domestic securities.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign bonds and foreign equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Because foreign bonds and foreign equities may be denominated in foreign currencies, and because a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

Growth Stock Investing: The Adviser focuses on common stocks that generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate market index.

High Yield Investing: This strategy involves investments in high yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers. See "High Yield Securities" below for further discussion of these securities, including risks.

International Equity Investing: The Adviser's approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

The Adviser considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a Portfolio may also invest in regulated investment companies or investment funds which invest in such countries to the extent allowed by applicable law.

Maturity and Duration Management: One of two main components of the Adviser's fixed income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed income securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See "value investing" for a description of the second main component of the Adviser's fixed income strategy.

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed income securities. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Money Market Investing: The Cash Reserves Portfolio invests in securities which present minimal credit risk and may not yield as high a level of current income as securities of lower quality or longer maturities which generally have less liquidity, greater market risk and more price fluctuation. The Cash Reserves Portfolio is designed to provide maximum stability of principal. However, because the Cash Reserves Portfolio invests in the money market obligations of private financial and non-financial corporations in addition to those of the U.S. Government or its agencies and instrumentalities, it offers higher credit risk and yield potential relative to money market funds which invest exclusively in U.S. Government securities. The Cash Reserves Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.

Mortgage Investing: As described in the prospectus, certain Portfolios may invest greater than 50% of their assets, and other Portfolios also may invest, in mortgage-related securities. These include mortgage securities representing interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association ("GNMA"), Freddie Mac, Fannie Mae, other government agencies, and private issuers. It is expected that a Portfolio's primary emphasis will be in mortgage securities issued by the various government-related organizations. However, a Portfolio may invest, without limit, in mortgage securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

Municipals Management: Municipals management emphasizes a diversified portfolio of high grade municipal debt securities. These securities generally provide interest income that is exempt from federal regular income tax. However, the interest on certain types of municipal securities may be subject to the alternative minimum tax.

The Adviser manages the Fund's municipal Portfolios with the goal of maximizing their total return. This means that they may invest in taxable investments when the prospective after-tax total return on such investments is attractive, regardless of the taxable nature of income on the security. Municipal Portfolios also may invest in taxable investments such as U.S. Governments, agencies, corporates, cash equivalents, preferred stocks, mortgage securities, asset-backed securities, floaters, and inverse floaters.

Value Investing: One of two primary components of the Adviser's fixed income strategy is value investing. The Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

Value Stock Investing: The Adviser invests primarily common stocks that it believes are undervalued relative to the stock market in general as measured by an appropriate market index. The Adviser determines value using a variety of measures, including price/earnings and price/book ratios. Value stocks generally pay dividends, but the Adviser may select non-dividend paying stocks for their value characteristics.

                                  INVESTMENTS

ADRs: American Depositary Receipts ("ADRs") are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. They are treated as U.S. Equity Securities for purposes of the Portfolios' investment policies. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders. ADRs also include American Depositary Shares.

Agencies: Agencies are Fixed Income Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Freddie Mac, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home

Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Asset-Backed Securities: Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with the mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

Brady Bonds: Brady Bonds are both Emerging Market Securities and Foreign Fixed Income Securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. Portfolios will only invest in Brady Bonds consistent with quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

Cash Equivalents: Cash equivalents are short-term Fixed Income Securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Each Portfolio may invest in obligations of U.S. banks, and, except for the Domestic Fixed Income Portfolio, in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the foreign investing section of this SAI.

The Portfolios will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2) Each Portfolio (except the Cash Reserves Portfolio) may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch IBCA ("Fitch") ). The Cash Reserves Portfolio invests only in commercial paper rated in the highest category;

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others;

(6) repurchase agreements collateralized by securities listed above; and

(7) The Cash Reserves Portfolio's investments in Cash Equivalents are limited by the quality, maturity and diversification requirements adopted under Rule 2a-7 of the Investment Company Act of 1940 ("1940 Act").

Commercial paper refers to short-term fixed income securities with maturities ranging from 2 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or Standard & Poor's.

Commercial paper rated A-1 by Standard & Poor's Corporation ("Standard & Poor's") has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

CMOs: Collateralized mortgage obligations ("CMOs") are Derivatives structured as debt obligations or multiclass pass-through certificates. CMOs are issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage securities (discussed below) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the

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underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Like bonds in general, mortgage securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities that a Portfolio holds may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.

Commercial Paper: See Cash Equivalents.

Common Stock: Common stocks are Equity Securities representing an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: Convertibles may be considered either Equity Securities or Fixed Income Securities. They are commonly corporates or preferred stocks which may be exchanged for a fixed number of shares of common stock at the purchaser's option. Convertibles may be viewed as an investment in the convertible security or the security into which it may be exchanged. Therefore, the Fund's equity, fixed income and balanced Portfolios may all purchase convertibles.

Corporates: Corporate bonds ("Corporates") are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy corporates subject to any quality constraints. If a Portfolio holds a security that is down-graded, the Portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the Portfolio.

Depositary Receipts: Depositary receipts are Foreign Equity Securities, including Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and other similar types of depositary shares. Depositary receipts are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary receipts may be sponsored or unsponsored. The depositary of unsponsored depositary receipts may provide less information to receipt holders.

Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing the unsponsored GDRs and EDRs. The depositary of unsponsored GDRs and EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs and EDRs voting rights with respect to the deposited securities or pool of securities. GDRs and EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designed for use in securities markets outside the United States. Portfolios may invest in sponsored and unsponsored GDRs and EDRs. For purposes of the Fund's investment policies, a Portfolio's investments in GDRs or EDRs will be deemed to be investments in the underlying securities.

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Derivatives: Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives include the following instruments, each of which is described in this Statement of Additional Information: CMOs, Forwards, Futures, Options, SMBS, Structured Investments, Structured Notes, and Swaps.

Each Portfolio (except the Cash Reserves Portfolio) may use derivatives for various purposes. A Portfolio will use derivatives only in circumstances where they offer the most economic means of improving its risk/reward profile. A Portfolio will not use derivatives to increase its risk above the level that it could achieve using only traditional investment securities. A Portfolio also will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that it could not acquire and hold directly. Any applicable limitations are described under each investment definition. The Portfolios may enter into over-the-counter Derivatives transactions with counterparties approved by the Adviser in accordance with guidelines established by the Board of Trustees ("Board"). These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to, CMOs, forwards, futures, options, SMBS, structured investments, structured notes and swaps.

When a Portfolio engages in certain types of derivatives transactions, including certain forwards, futures, options and mortgage derivatives, it will have to segregate cash and/or liquid securities to cover its obligations. At certain levels, this can cause a Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. A Portfolio in that position could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

Emerging Market Securities: Emerging market securities are Foreign Equity Securities or Foreign Fixed Income Securities issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. It may be difficult to obtain and enforce a judgment in a court outside the United States. Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Equity Securities: Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities. Equity securities include the following types of instruments, each of which is described in this Statement of Additional Information: ADRs, Common Stock, Convertibles, Investment Companies, Preferred Stock, Rights and Warrants.

Fixed Income Securities: Fixed income securities generally represent an issuer's obligation to repay money that it has borrowed together with interest on the amount borrowed. Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, and the type of collateral, if any. Some fixed income securities may have other novel features such as conversion rights. Fixed income securities include the following types of instruments, each of which is described in this Statement of Additional Information: Agencies, Asset-Backed Securities, Cash Equivalents, Convertibles, Corporates, Floaters, High Yield Securities, Inverse Floaters, Loan Participations and Assignments, Mortgage Securities, Municipals, NY Municipals, Preferred Stock, Repurchase Agreements, U.S. Governments, When-Issued Securities, Yankee and Eurodollar Obligations and Zero Coupons.

Prices of fixed income securities fluctuate and, in particular, are subject to credit risk and market risk. Credit risk is the possibility that an issuer may be unable to meet scheduled interest and principal payments. Market risk is the possibility that a change in interest rates or the market's perception of the issuer's prospects may adversely affect the value of a fixed income security. Economic, political and other events also may affect the prices of broad fixed-income markets. The duration and maturity of a fixed income security also affect its price volatility. These concepts are described above in Maturity and Duration Management. Generally, securities with longer maturities or durations will experience greater price volatility.

Generally, the values of fixed income securities vary inversely with changes in interest rates, so that during periods of falling interest rates the values of outstanding fixed income securities generally rise and during periods of rising interest rates, the values of such securities generally decline. Prepayments and call provisions also will affect the maturity and value of some fixed income securities. The occurrence of prepayments and calls generally increases in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. When this happens, a Portfolio may be forced to reinvest in lower yielding fixed income securities.

Floaters: Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under foreign investing.

Foreign currency: Portfolios investing in Foreign Securities will regularly transact security purchases and sales in foreign currencies. These Portfolios may hold foreign currency or purchase or sell currencies on a forward basis. See Forwards, below.

Foreign currency warrants. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Equity Securities: Foreign equity securities are Equity Securities of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets, including depositary receipts. See also Foreign Securities, below.

Foreign Fixed Income Securities: Foreign fixed income securities are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign mortgage securities and various other mortgages and asset-backed securities. See also Foreign Securities, below.

Foreign Securities: Foreign Securities include Brady Bonds, Depositary Receipts, Emerging Market Securities, Foreign Currency, Foreign Equity Securities, Foreign Fixed Income Securities, and Investment Funds. Investing in foreign securities involves certain special risks not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. Certain Portfolios may enter into forward foreign currency exchange contracts to hedge their respective holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Portfolios will endeavor to achieve most favorable execution costs in their Portfolio transactions, fixed commissions on many foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. However, these foreign withholding taxes are not expected to have a significant impact on those Portfolios for which the investment objective is to seek long-term capital appreciation and any income should be considered incidental.

European Currency Transition. On January 1, 1999, the European Monetary Union
(EMU) implemented a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries are now denominated in Euros. Monetary policy for participating countries is uniformly managed by a new central bank, the European Central Bank.

The transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the Euro may adversely affect financial markets worldwide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets worldwide.

Forwards: Forward Foreign Currency Exchange Contracts ("Forwards") are Derivatives which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A Portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Portfolios may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio's obligations in a segregated account throughout the duration of the contract.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

Risks. Forward contracts are not traded on contract markets regulated by the Securities and Exchange Commission ("SEC") or the Commodity Futures Trading Commission ("CFTC"). They are traded through financial institutions acting as market-makers. Portfolios that trade forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.

Forward contracts may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a Portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

Futures: Futures contracts and options on futures contracts ("Futures") are Derivatives. Each Portfolio, except the Cash Reserves Portfolio, may invest in Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on the basis of margin deposits that may range upward from less than 5% of the value of the contract being traded. A Portfolio's margin deposits will be placed in a segregated account maintained by the Fund's custodian or with a futures commission merchant as approved by the Board.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Fund require that the aggregate initial margins and premiums required to establish non-hedging positions not exceed 5% of the liquidation value of a Portfolio.

Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Risks. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

A Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that a Portfolio could lose margin deposits in the event of bankruptcy of a broker with whom the

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Portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

High Yield Securities: High yield securities are Fixed Income Securities, generally corporates, preferred stocks, and convertibles, rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated fixed income securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. See the Appendix for more information about fixed income security ratings. Investment grade securities that Portfolios hold may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While fixed income securities rated below investment grade offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. High yield securities issued under these circumstances pose substantial risks. The price movement of high yield securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds. Compared with investment grade securities, the values of high yield securities tend to be more volatile and may react with greater sensitivity to changes in interest rates.

The High Yield market is subject to credit risk. Default rates and recoveries fluctuate, driven by numerous factors including the general economy. From 1970-1999, Moody's estimates an average annual default rate for speculative-grade issuers of 3.45%. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines.

A lower level of liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, zero coupons pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

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Inverse Floaters: Inverse floating rate obligations ("inverse floaters") are
Fixed Income Securities which have coupon rates that vary inversely to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Some inverse floater CMOs are extremely sensitive to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: Investment companies are Equity Securities and include open-end or closed-end investment companies. The 1940 Act generally prohibits the Portfolios from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent a Portfolio invests a portion of its assets in investment companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the Portfolio itself. The Portfolios may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

Investment Funds: Investment funds are Emerging Market Securities. Some emerging market countries have laws and regulations that currently preclude or limit direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. Portfolios that may invest in these Investment Funds are subject to applicable law as discussed under Investment Restrictions and will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Portfolio. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in investment companies.

Investment Grade Securities: Investment grade securities are Fixed Income Securities that are (a) rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's or Fitch or Aaa, Aa, A or Baa by Moody's); (b) guaranteed by the U.S. Government or a private organization; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Securities rated A or higher are considered to be "high grade." Any Portfolio is permitted to hold Investment Grade Securities or "high grade" securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security or "high grade" security, respectively. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio.

Mortgage securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality.

Loan Participations and Assignments: Loan participations and assignments are Fixed Income Securities. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a

Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. If a Lender selling a Participation becomes insolvent, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing the Portfolio's holdings and calculating its net asset value.

Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Those Participations and Assignments present additional risk of default or loss.

Mortgage Securities: Mortgage-backed securities ("Mortgage Securities") are Fixed Income Securities representing an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, government-related and private organizations. Portfolios may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If a Portfolio purchases a mortgage security that does not have an issuer-provided guarantee, the security will be rated investment grade at the time of purchase by one or more NRSROs, or, if unrated, deemed by the Adviser to be of equivalent quality.

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including zero coupon U.S. Treasuries), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

Average Life. The average life of pass-through pools varies with the maturities, coupon rates, and type of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

Returns of Mortgage Securities. Yields on mortgage pass-through securities are typically quoted based on a prepayment assumption derived from the coupon and maturity of the underlying instruments. Actual prepayment experience may cause the realized return to differ from the assumed yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the realized returns of the Portfolios. The compounding effect from reinvestment of monthly payments received by each Portfolio will increase its return to shareholders, compared to bonds that pay interest semi-annually.

About Mortgage Securities. Interests in pools of mortgage securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make payment.

Residential Mortgage-Backed Securities. Pools consist of whole mortgage loans or participation in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the Portfolios may purchase pools of adjustable rate mortgages ("ARM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. ARM's are mortgages which reset the mortgage's interest rate with changes in open market interest rates. The Portfolios' interest income will vary with changes in the applicable interest rate on pools of ARM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolios' net asset values since the prices at which these securities are valued each day will reflect the payment procedures.

All poolers apply standards for qualifications to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Residential mortgage loans are pooled by FHLMC. FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

Fannie Mae is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, banks, commercial banks, credit unions, mortgage bankers, state and local housing finance agencies and other financial institutions. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae.

The principal Government guarantor of mortgage-backed securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolios will purchase mortgage securities that are rated investment grade quality by Moody's and/or Standard & Poor's or, if unrated, deemed by the Adviser to be of investment grade quality.

It is expected that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.

There are two methods of trading mortgage securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage securities are traded on a TBA basis.

Possible Risks: Due to the possibility that prepayments on home mortgages will alter cash flow on Mortgage Securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by a Portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Prepayments at a time when interest rates are falling generally means that a Portfolio may have to invest the principal payments it receives at lower interest rates. In selecting mortgage securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Commercial Mortgage-Backed Securities ("CMBS"): CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans, and, in come cases there may be prohibitions on principal prepayments for several years following origination.

Municipals: Municipal securities are Fixed Income Securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Project notes are instruments issued by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on such Project notes, they are also secured by the full faith and credit of the United States.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and Standard & Poor's represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a "when-issued" basis, meaning the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

NY Municipals: NY Municipals are Fixed Income Securities issued by the New York State government, state agencies and various local governments, including counties, cities, municipalities, townships, special districts and authorities. In general, the credit quality and credit risk of any issuer's debt is contingent upon the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management and the strength of legal provisions in the debt document that protects debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified, where financial operations are sound and the debt burden is reasonable.

Concentration of investment in the securities of one state exposes the NY Municipal Portfolio to greater credit risks than would be present in a nationally diversified portfolio of municipal securities. The risks associated with investment in the securities of a single state include possible tax changes or a deterioration in economic conditions and differing levels of supply and demand for the municipal securities of that state.

Certain state-created agencies have statutory authority to incur debt for which legislation providing for state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed; it is not an obligation of the State. Some of these agencies, however, are indirectly dependent on State funds through various state-assisted programs.

The NY Municipal Portfolio will make significant investments in NY Municipal Bonds. The Portfolio's performance will depend in part upon the ability of the issuers of these Bonds to meet their obligations for the payment of principal and interest. The Portfolio may acquire Bonds whose issuers are affected by the financial circumstances facing New York generally. While the overall wealth of New York, as reflected by its per capita income, is among the highest in the nation, New York has a large accumulated deficit and the per capita debt is among the highest in the country. Additionally, New York City, which represents a significant part of the state's economy, has struggled at times to maintain fiscal stability. Financial difficulties affecting New York's economy generally may also affect municipal securities issuers, by jeopardizing their credit standing, impairing their borrowing abilities, and affording fewer markets for their outstanding debt obligations. In recent years, Standard &

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Poor's and Moody's have downgraded several different issues of municipal securities of New York City and New York State and their agencies and instrumentalities. Historically, there has been a strong demand for New York Municipal Bonds, and as a consequence, New York Municipal Bonds are often issued with relatively lower yields, and traded in the marketplace at relatively higher prices than comparably rated municipal bonds issued in other jurisdictions.

Options: Options are Derivatives. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.

Portfolios may purchase over-the-counter options ("OTC Options") from, or sell them to, securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolios expect generally to enter into OTC Options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by the Portfolios or sold by them (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio's limitation on investing in illiquid securities.

The Portfolios may also write covered-call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to protect against a decline in the U.S. dollar value of a currency due to the changes of exchange rates vis a vis the U.S. dollar and the option is written for a currency other than the currency in which the security is denominated. In such circumstances, the Portfolios will follow the coverage requirements as described in the preceding paragraph.

Risks of Options. Investments in options involve some of the same risks that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Those price changes also can result in a Portfolio holding an option that will expire worthless. For example, if a Portfolio purchases a call option and the price of the underlying security falls to rise above the option's strike price, the Portfolio would not exercise the option. As a result, the option will expire worthless and the Portfolio will lose the price it paid for the option. By contrast, if a Portfolio writes a call option on a security and the price of the underlying security rises above the strike price, the purchaser of the option may exercise the option, so that the Portfolio will not benefit from the increase in value of the underlying security.

Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. The market prices of options generally can be more volatile than the market prices on the underlying futures contract or securities. Another risk is that the Counterparty to an over-the-counter option will be unable to fulfill its obligation to the Portfolio due to bankruptcy or other circumstances.

Options on Currencies. All Portfolios, except the Cash Reserves, Domestic Fixed Income, Limited Duration and Advisory Mortgage Portfolios, may purchase and write options on foreign currencies in a manner similar to that in which they would use futures contracts on foreign currencies, or forward contracts. For example, a decline in the dollar value of a foreign currency in which Portfolio securities are denominated will reduce the dollar value of such

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securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency falls, a Portfolio will have the right to sell the currency for a fixed amount in dollars and thereby offset, in whole or in part, the adverse effect that the foreign currency's fall would have had on the Portfolio's holdings.

Conversely, a Portfolio may buy call options on a foreign currency when the Adviser wants to purchase securities denominated in that currency and believes that the dollar value of that foreign currency will increase, thereby increasing the cost of acquiring those securities. Purchasing such options may offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolios lose money on transactions in foreign currency options, which could reduce the gain the Portfolio might have achieved from advantageous changes in the exchange rates.

The Portfolios may write options on foreign currencies for the same purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolios may only write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the Custodian, or (c) maintains in a segregated account cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.

The Portfolios may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Portfolio will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Combined Transactions. The Portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

Risks of options on futures contracts and on foreign currencies. Options on foreign currencies are traded over-the-counter through financial institutions acting as market-makers, although they are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Portfolio that writes options could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Preferred Stock: Preferred stocks are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer. Preferred stocks have many of the characteristics of both Equity Securities and Fixed Income Securities. Therefore, the Fund's equity, fixed income and balanced Portfolios may all purchase preferred stocks.

Repurchase Agreements: Repurchase agreements are Fixed Income Securities in the form of an agreement backed by collateral. Each of the Fund's Portfolios may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by a Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. Such agreements permit a Portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Adviser and the Fund's Administrator will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

Pursuant to an SEC order, the Fund's Portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security and counterparty selection criteria and careful monitoring procedures.

Reverse Repurchase Agreements: Under a Reverse Repurchase Agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will establish a separate custodial account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

Rights: Rights are Equity Securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. A Portfolio that purchases a right takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.

Securities Lending: Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trustees.

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

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan must be called and the securities voted.

Short Selling: A short sale is a transaction in which a Portfolio sells securities that it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Portfolio secures its obligation to replace the borrowed securities by depositing collateral with the broker, consisting of cash or other liquid securities. The Portfolio also must place in a segregated account with its custodian cash or other liquid securities equal in value to the difference, if any, between (i) the current market value of the securities sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short.

Risks: Short sales by a Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Portfolio will have to replace the securities by purchasing them at a higher price than it received from the sale. Therefore, losses from short sales may be unlimited. By contrast, when a Portfolio purchases a security and holds it, the Portfolio cannot lose more than the amount it paid for the security.

SMBS: Stripped mortgage-backed securities ("SMBS") are Derivatives in the form of multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

SMBS are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Certain of these securities may be deemed "illiquid" and subject to each Portfolio's limitation on investing in illiquid securities.

Structured Investments: Structured investments are Derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A Portfolio will purchase Structured Investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board.

Structured Notes: Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows a Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

Swaps: All Portfolios, except the Cash Reserves and Mid Cap Growth Portfolios, may enter into swap contracts ("Swaps"). A swap is a Derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

The swaps in which the Portfolios may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. All of the Portfolios, except the Cash Reserves Portfolio, may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with Counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each Counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to Counterparties with ratings below AA.

Risks: Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a

Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used.

U.S. Governments: The term "U.S. Government securities" ("U.S. Governments") refers to a variety of Fixed Income Securities issued or guaranteed by the U.S. Government and various instrumentalities which have been established or sponsored by the U.S. Government, on which the payment of principal and interest is backed by the full faith and credit of the U.S. Government. For example, U.S. Treasury securities are backed by the "full faith and credit" of the U.S.

Warrants: Warrants are Equity Securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When-Issued Securities: Certain Fixed Income Securities are purchased on a "when-issued" basis. This means that the securities are purchased at a certain price, but may not be delivered for up to 90 days. No payment or delivery is made until the Portfolio receives payment or delivery from the other party to the transaction. Although a Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. A Portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.

Yankee and Eurobond Obligations: Each Portfolio, except the Domestic Fixed Income Portfolio, may invest in Eurobond and Yankee obligations, which are Fixed Income Securities. The Eurobonds that the Portfolios will purchase may include bonds issued and denominated in euros (the new currency unit implemented on January 1, 1999 by the countries participating in the European Monetary Union). Eurobonds may be issued by government and corporate issuers in Europe. Yankee bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurobond and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurobond (and to a limited extent, Yankee) obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers. The Cash Reserves Portfolio will perform the same credit analysis on Eurobond and Yankee obligations that it purchases as it does on domestic issues, and will seek to invest in obligations of issuers that have at least the same financial strength as the domestic issuers whose securities it purchases.

Zero Coupons: Zero coupon bonds are Fixed Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. Zero Coupon Treasury Bonds are sold under a variety of different names, such as:
Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRS"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                            INVESTMENT LIMITATIONS

Fundamental Limitations. Each Portfolio of the Fund is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

As a matter of fundamental policy, each Portfolio will not change its objective and will not:

(1) invest in physical commodities or contracts on physical commodities;

(2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

(3) make loans except: (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental limitation (7), below,
(ii) by lending its portfolio securities, and (iii) by lending Portfolio assets to other Portfolios of the Fund, so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations, or interpretations or orders of the SEC thereunder;

(4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer (this restriction is not applicable to the Global Fixed Income, International Fixed Income, Advisory Foreign Fixed Income or the Advisory Foreign Fixed Income II Portfolios);

(5) with respect to 75% of its assets, purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (this restriction does not apply to the Global Fixed Income, International Fixed Income, Advisory Foreign Fixed Income or Advisory Foreign Fixed Income II Portfolios);

(6) borrow money, except (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(7) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act") in connection with the disposition of restricted securities); and

(8) acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(ii) the Cash Reserves Portfolio may invest without limitation in certificates of deposit or bankers' acceptances of domestic banks; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (v) asset-backed securities will be classified according to the underlying assets securing such securities; and (vi) the Advisory Mortgage Portfolio will concentrate in mortgage-backed securities.

Non-Fundamental Limitations. Each Portfolio is also subject to the following restrictions which may be changed by the Board without shareholder approval.

As a matter of non-fundamental policy, no Portfolio will:

(1)  in the case of any equity or balanced Portfolio

     (a) enter into futures contracts to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of each Portfolio's total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage; or

     (b)  write put or call options except to the extent described above in (a);

(2) in the case of any fixed income Portfolio, enter into futures contracts or options on futures contracts for purposes other than bona fide hedging if more than 5% of the Portfolio's total assets at the time of the transaction would be required as margin and option premiums to secure the Portfolio's obligations under such contracts;

(3) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

(4) sell short unless the Portfolio (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

(5) borrow money other than from banks or other Portfolios of MAS Funds, provided that a Portfolio may borrow from banks or other Portfolios of MAS Funds so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or purchase additional securities when borrowings exceed 5% of total (gross) assets;

(6) pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that each Portfolio may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

(7) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

(8) invest for the purpose of exercising control over management of any company; and

(9) invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

Pursuant to an order from the SEC, the Portfolios may enter into interfund lending arrangements. Interfund loans and borrowings permit each Portfolio to lend money directly to and borrow from other Portfolios of the Fund for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. A Portfolio will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, a Portfolio will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the Portfolio's investment objective and other investments. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

                              PURCHASE OF SHARES

The Portfolios requested should be designated on the Account Registration Form. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders, and (iii) to reduce or waive the minimum for initial and subsequent investments. The officers of the Fund may from time to time waive the minimum initial and subsequent investment requirements in connection with investments in the Fund by certain investors, including but not limited to (a) employees of the Adviser and its affiliates, and (b) other investors with whom the Adviser wishes to develop a relationship or whose investments are expected, over a reasonable period of time, to exceed the minimum initial investment requirement.

The Cash Reserves Portfolio declares dividends daily and, therefore, at the time of a purchase must have funds immediately available for investment. As a result, you must pay for shares of the Cash Reserves Portfolio with Federal Funds (monies credited to the Portfolio's Custodian by a Federal Reserve Bank). Payment for shares of the other Portfolios need not be converted into Federal Funds before acceptance by the Fund.

Investors purchasing and redeeming shares of the Portfolios through a financial intermediary may be charged a transaction-based fee or other fee for the financial intermediary's services. Each financial intermediary is responsible for sending you a schedule of fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of financial intermediaries should read this SAI in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from financial intermediaries for the sale of Institutional Class Shares.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

                             REDEMPTION OF SHARES

Each Portfolio may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange ("NYSE") is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit. The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund's prospectuses under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

No charge is made by a Portfolio for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

                       TRANSACTIONS WITH BROKER/DEALERS

The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders. Some of these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order. In other words, orders will be priced at the net asset value next computed after such orders are accepted by an authorized broker or the broker's authorized designee.

                             SHAREHOLDER SERVICES

Exchange Privilege

The exchange privilege is only available with respect to the Fund's Portfolios that are qualified for sale in a shareholder's state. Exchange requests should be sent to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868. Any such exchange will be based on the respective net asset values of the shares involved. Before making an exchange, a shareholder should consider the investment objectives of the Portfolio to be purchased. Exchange requests may be made either by mail or telephone. Telephone exchanges (referred to as "expedited exchanges") will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts are identical. Requests for expedited exchanges received prior to the time at which each Portfolio determines its net asset value, as described in the prospectus will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Expedited exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board to assure that such exchanges do not disadvantage the Fund and its shareholders. The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing.

Because an exchange of shares amounts to a redemption from one Portfolio and purchase of shares of another Portfolio, the information regarding purchase and redemption of shares applies to exchanges. For federal income tax purposes, an exchange between Portfolios of the Fund is a taxable event, and, accordingly, a capital gain or loss may be realized. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

Transfer of Shares

Shareholders may transfer shares of the Fund's Portfolios to another person by written request to the Client Services Group at the address noted above. If shares are being transferred to a new account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party. If shares are being transferred to an existing account, the request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                              VALUATION OF SHARES

Net asset value per share ("NAV") is determined by dividing the total market value of each Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. NAV for Investment Class Shares, Institutional Class Shares and Adviser Class Shares may differ due to class-specific expenses paid by each class, and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

Equity securities listed on a U.S. securities exchange or Nasdaq for which market quotations are available are valued at the last quoted sale price on the day of valuation. Price information on listed equity securities is taken from the exchange where the security is primarily traded. Equity securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of NAV, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of the foreign currencies against U.S. dollars. Unlisted equity securities and listed U.S. equity securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price.

Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. NAV includes interest on bonds and other fixed income securities which are accrued daily. Bonds and other fixed income securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities this ordinarily will be the over-the-counter market.

However, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other fixed income securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used.

Cash Reserves Portfolio: For the purpose of calculating the Cash Reserves Portfolio's NAV, securities are valued by the amortized cost method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value based on amortized cost is higher or lower than the price the Portfolio would receive if it sold the instrument.

The use of amortized cost and the maintenance of the Portfolio's per share NAV at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As conditions of operating under Rule 2a-7, the

Portfolio must maintain a dollar-weighted average Portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar-denominated securities which are determined by the Trustees to present minimal credit risks and which are of eligible quality as determined under the rule.

The Board has established procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Trustees deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such a review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board.

In the event of a deviation of over 1/2 of 1% between a Portfolio's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Trustees will promptly consider what action, if any, should be taken. The Board will also take any action they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. This action may include redeeming shares in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, withholding dividends, paying distributions from capital gains or losses, or utilizing a NAV not equal to $1.00 based upon available market quotations.

                            MANAGEMENT OF THE FUND

Trustees' Responsibilities

The Trustees supervise the Trust's affairs under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Trust.

Trustees and Officers

The Fund's officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Fund. The Trustees set broad policies for the Fund and choose its officers. The following is a list of the Trustees and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years:

Thomas L. Bennett, * 10/4/47, Chairman of the Board of Trustees; Managing Director, Morgan Stanley Dean Witter Investment Management Inc., Member of the Morgan Stanley Dean Witter Investment Management Executive Committee; Portfolio Manager and Head Of the Fixed Income Investment Team, Miller Anderson & Sherrerd LLP.

Thomas P. Gerrity, 7/13/41, Trustee; Professor of Management, Director of the Electronic Commerce Forum, and formerly Dean, Wharton School of Business, University of Pennsylvania; Director, ICG Commerce, Inc.; Sunoco; Fannie Mae; Reliance Group Holdings; CVS Corporation; Knight-Ridder, Inc.; Internet Capital Group; Investor Force Holdings, Inc.; formerly Director, IKON Office Solutions, Inc., Fiserv, Digital Equipment Corporation and Union Carbide Corporation.

Joseph P. Healey, 2/20/43, Trustee; Headmaster, Ethical Culture Fieldston School; Trustee, Springside School; formerly Headmaster, Haverford School; Dean, Hobart College; Associate Dean, William & Mary College.

Joseph J. Kearns, 8/2/42, Trustee; investment consultant; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation; formerly CFO of The J. Paul Getty Trust.

Vincent R. McLean, 6/1/31, Trustee; Director, Legal and General America, Inc.; Director, Banner Life Insurance Co.; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. Oscar Morong, Jr., 4/22/35, Trustee; Managing Director, Morong Capital Management; Director and Chairman, CitiFunds, CitiSelect Folios and related portfolios; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.; Director, The Indonesia Fund and the Landmark Funds; Director, Ministers and Missionaries Benefit Board of American Baptist Churches.

James H. Scott,* 12/22/42, Trustee; Principal, Morgan Stanley Dean Witter Investment Management Inc.; Equity Product Specialist, Miller Anderson & Sherrerd, LLP; Director, Aid Association for Lutherans; Treasurer-Board of Directors, Lutheran Theological Seminary at Philadelphia; Member, Engineering Foundation Advisory Council, University of Texas at Austin; formerly, Trustee, New England Funds.

* Trustees Bennett and Scott are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.
--------------------------------------------------------------------------------

Lorraine Truten, 5/11/61, CFA, President, MAS Funds; Principal, Morgan Stanley Dean Witter Investment Management Inc.; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

James A. Gallo, 6/18/64, Vice President and Treasurer, MAS Funds; Principal, Morgan Stanley Dean Witter Investment Management Inc.; Head of Fund Administration, Miller Anderson & Sherrerd, LLP; formerly Manager, Internal Accounting and then Vice President and Director of Investment Accounting, PFPC, Inc.

Richard J. Shoch, 10/28/66, Secretary, MAS Funds; Vice President, Morgan Stanley Dean Witter Investment Management Inc.; Fund Compliance Officer, Miller Anderson & Sherrerd, LLP; formerly Fund Legal Administrator and then Counsel, Vice President and Assistant Secretary, SEI Corporation.

Compensation of Trustees and Officers

The Fund pays each Trustee, who is not also an officer or interested person, a fee for each Board Meeting attended plus travel and other expenses incurred in attending such meetings. Trustees who are also officers or interested persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by the Adviser or Chase Global Fund Services Company, the sub-administrator.

The Fund maintains an unfunded Deferred Compensation Plan ("Plan") which allows each independent Trustee to defer payment of his or her retainer and fees to a later date. The Fund's policy is for each Trustee to defer at least twenty-five percent (25%) of his or her retainer and fees received annually from the Fund. To that end, the Plan requires that each Eligible Trustee (defined by the Plan as a member of the Board who is not an "interested person" of the Fund, as such term is defined under Section 2(a)(19) of the 1940 Act) defer his or her entire retainer, which is deemed a deferral of twenty-five percent (25%) of the Trustee's retainer and fees received from the Fund for the year. The Plan also permits the Eligible Trustee to defer all, or a portion, of the fees received for attending meetings of the Board throughout the year. Amounts deferred by each Eligible Trustee are credited with a return equal to what those amounts would have received if they had been invested in Portfolios of the Fund selected by that Trustee. Any deferred amounts will not be available to Eligible Trustees for a period of three (3) or more years and distributions may not be deferred beyond the Eligible Trustee's membership on the Board. Distributions to an Eligible Trustee are either in the form of a lump sum or equal annual installments over a period of five (5) years and commence within ninety (90) days after the last date during the deferral period on which the Fund makes a valuation of the Eligible Trustee's deferred compensation. The Fund intends that the Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986. The rights of an Eligible Trustee and the beneficiaries to the amounts held under the Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund. The Plan became effective May 23, 1996. There were no payments under the Plan during the fiscal years ended September 30, 1999 and September 30, 2000.

As of the fiscal year ended September 30, 2000, the Trustees and officers of the Fund owned, in the aggregate, less than 1% of the outstanding shares of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 2000 is set forth below.

                          Aggregate    Pension or Benefits
                        Compensation    Accrued as Part of   Total Compensation
 Name of Trustee       from the Fund#     Fund Expenses         from the Fund
 ---------------       --------------     -------------         -------------

Thomas L. Bennett*            -0-             -0-                     -0-
Thomas P. Gerrity          78,000             -0-                  78,000
Joseph P. Healey           78,000             -0-                  78,000
Joseph J. Kearns           78,000             -0-                  78,000
C. Oscar Morong, Jr.       78,000             -0-                  78,000
Vincent R. McLean          78,000             -0-                  78,000
James H. Scott*               -0-             -0-                     -0-


  * Trustees Bennett and Scott are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.
  #   Includes amounts deferred at the election of Trustees under the Deferred
  Compensation Plan.

                               INVESTMENT ADVISER

  The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP, is wholly owned by subsidiaries of Morgan Stanley Dean Witter & Co., and is an investment advisory affiliate of Morgan Stanley Dean Witter Investment Management Inc. (MSDW). The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2000, MSDW had in excess of $171.6 billion in assets under management.

  Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors") serves as Sub-Adviser to the Cash Reserves Portfolio. MSDW Advisors, located at Two World Trade Center, New York, New York 10048, is a wholly-owned subsidiary of MSDW. Under an Investment Sub-Advisory Agreement with the Adviser, MSDW Advisors, subject to the control and supervision of the Fund, its officers and Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Cash Reserves Portfolio, makes day-to-day investment decisions for the Cash Reserves Portfolio and places the Portfolio's purchase and sales orders. The Adviser pays MSDW Advisors 40% of the fee the Adviser receives from the Cash Reserves Portfolio as compensation for sub-advisory services. The Investment Sub-Advisory Agreement will continue in effect for an initial term of two years, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. MSDW Advisors received $ 98,142 as compensation for its sub-advisory services for the Cash Reserves Portfolio during the fiscal year ended September 30, 2000.

Under an Investment Advisory Agreement ("Agreement") with the Fund, the Adviser, subject to the control and supervision of the Fund's Board and in conformance with the stated investment objectives and policies of each Portfolio of the Fund, manages the investment and reinvestment of the assets of each Portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's Portfolios and to place each Portfolio's purchase and sales orders for investment securities.

As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the Portfolios and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), each Portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:


------------------------------------------------------------------------------
Portfolio                                          Rate (%)
---------                                          --------
------------------------------------------------------------------------------
Equity Portfolio                                   0.50
------------------------------------------------------------------------------
Growth Portfolio                                   Unfunded
------------------------------------------------------------------------------
Mid Cap Growth Portfolio                           0.50
------------------------------------------------------------------------------
Mid Cap Growth II Portfolio                        0.75
------------------------------------------------------------------------------
Mid Cap Value Portfolio                            0.75
------------------------------------------------------------------------------
Small Cap Growth Portfolio                         1.00
------------------------------------------------------------------------------
Small Cap Value Portfolio                          0.75
------------------------------------------------------------------------------
Strategic Small Value Portfolio                    1.00
------------------------------------------------------------------------------
Value Portfolio                                    0.50
------------------------------------------------------------------------------
Value II Portfolio                                 Unfunded
------------------------------------------------------------------------------
Cash Reserves Portfolio                            0.25
------------------------------------------------------------------------------
Domestic Fixed Income Portfolio                    0.375
------------------------------------------------------------------------------
Fixed Income Portfolio                             0.375
------------------------------------------------------------------------------
Fixed Income II Portfolio                          0.375
------------------------------------------------------------------------------
Global Fixed Income Portfolio                      0.375
------------------------------------------------------------------------------
Multi-Market Fixed Income Portfolio                0.45
------------------------------------------------------------------------------
High Yield Portfolio                               0.45
------------------------------------------------------------------------------
Intermediate Duration Portfolio                    0.375
------------------------------------------------------------------------------
International Fixed Income Portfolio               0.375
------------------------------------------------------------------------------
Limited Duration Portfolio                         0.30
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio                                              Rate (%)
---------                                              --------
--------------------------------------------------------------------------------
Municipal Portfolio                                    0.375
--------------------------------------------------------------------------------
NY Municipal Portfolio                                 Unfunded
--------------------------------------------------------------------------------
Special Purpose Fixed Income Portfolio                 0.375
--------------------------------------------------------------------------------
Targeted Duration Portfolio                            0.375
--------------------------------------------------------------------------------
Balanced Portfolio                                     0.45
--------------------------------------------------------------------------------
Balanced Plus Portfolio                                Unfunded
--------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                            0.65
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio                0.375
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio             0.375
--------------------------------------------------------------------------------
Advisory Mortgage Portfolio                            0.375
--------------------------------------------------------------------------------

In cases where a shareholder of any of the Portfolios has an investment counseling relationship with the Adviser, the Adviser may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the Fund. This procedure will be utilized with clients having contractual relationships based on total assets managed by Miller Anderson & Sherrerd, LLP to avoid situations where excess advisory fees might be paid to the Adviser. In no event will a client pay higher total advisory fees as a result of the client's investment in the Fund. In addition, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses actually deducted from Portfolio assets for the Institutional Class of the Cash Reserves, Domestic Fixed Income, Mid Cap Growth II, Multi-Market Fixed Income, Municipal, Multi-Asset-Class, Small Cap Growth, Strategic Small Value, Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios from exceeding .32%, .50%, .90%,.58%, .50%, .78%, 1.15%, .15%, .15%
and .08% of their average daily net assets, respectively. The Adviser also has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses actually deducted from Portfolio assets for the Investment Class of the Small Cap Growth, Cash Reserves and Multi-Asset-Class Portfolios from exceeding .47% and .93% of their average daily net assets, respectively, and for the Adviser Class of the Small Cap Growth, Domestic Fixed Income, Multi-Asset-Class and Mid Cap Growth II Portfolios from exceeding 1.4%, .75%, 1.03% and 1.15% of their average daily net assets, respectively.

For the fiscal years ended September 30, 1998, 1999 and 2000 the Fund paid the following advisory fees:

---------------------------------------------------------------------------------------------------------------------
                                                    Advisory Fees Paid                    Advisory Fees Waived
---------------------------------------------------------------------------------------------------------------------
Portfolio                                     1998         1999         2000         1998         1999         2000
                                              (000)        (000)        (000)        (000)        (000)        (000)
---------------------------------------------------------------------------------------------------------------------
Equity Portfolio                              5,809        4,147        3,433            0            0            0
---------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                  *            *            *            *            *            *
---------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                      2,551        3,801       11,237            0            0            0
---------------------------------------------------------------------------------------------------------------------
Mid Cap Growth II Portfolio                       *            *            *            *            *            *
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                       2,700        4,636        8,821            0            0            0
---------------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                        0          260        3,628            8           47            0
---------------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio                     6,499        6,359        9,073            0            0            0
---------------------------------------------------------------------------------------------------------------------
Strategic Small Value                             *            *            0            *            *            5
---------------------------------------------------------------------------------------------------------------------
Value Portfolio                              18,304       10,356        5,261            0            0            0
---------------------------------------------------------------------------------------------------------------------
Value II Portfolio                                *            *            *            *            *            *
---------------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                         252          368          246           68           66           66
---------------------------------------------------------------------------------------------------------------------
Domestic Fixed Income Portfolio                 300          570          642            7            0           22
---------------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio                       15,592       17,842       16,928            0            0            0
---------------------------------------------------------------------------------------------------------------------
Fixed Income II Portfolio                     1,213        1,502        1,276            0            0            0
---------------------------------------------------------------------------------------------------------------------
Global Fixed Income Portfolio                   264          251          185            0            0            0
---------------------------------------------------------------------------------------------------------------------
Multi-Market Fixed Income Portfolio             255          441          388           28            0            2
---------------------------------------------------------------------------------------------------------------------
High Yield Portfolio                          2,363        3,425        4,536            0            0            0
---------------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                 405          350          217            0            0            0
---------------------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio            551          488          435            0            0            0
---------------------------------------------------------------------------------------------------------------------
Limited Duration Portfolio                      647          632          485            0            0            0
---------------------------------------------------------------------------------------------------------------------
Municipal Portfolio                             282          318          465           34           96           12
---------------------------------------------------------------------------------------------------------------------
NY Municipal Portfolio                            *            *            *            *            *            *
---------------------------------------------------------------------------------------------------------------------
Special Purpose Fixed Income Portfolio        2,045        1,870        1,587            0            0            0
---------------------------------------------------------------------------------------------------------------------
Targeted Duration Portfolio                       *            *            *            *            *            *
---------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                            1,781        1,971        1,809            0            0            0
---------------------------------------------------------------------------------------------------------------------
Balanced Plus Portfolio                           *            *            *            *            *            *
---------------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                   1,125        1,108        1,013           78           40           44
---------------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio           0            0            0          699           56           47
---------------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio        *            *            0            *            *            2
---------------------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                       0            0            0       16,638       26,671       28,776
---------------------------------------------------------------------------------------------------------------------

*    Not in operation during the period.

The Agreement continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Fund's Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940
Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Portfolio of the Fund. If the holders of any Portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each Portfolio which approved the Agreement, and to any Portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Portfolio without penalty, at any time, (1) by vote of the Board or by vote of the outstanding voting securities of the Portfolio or (2) on sixty (60) days' written notice to the Adviser, or (3) by the Adviser upon ninety (90) days' written notice to the Fund.

The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to each Portfolio, based on their relative net assets. Each Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

The Fund, the Advisor, and the Distributor have adopted a Code of Ethics ("Code") which governs the personal trading activities of all "Access Persons" of the Fund, the Advisor and the Distributor. Access Persons include the Fund's trustees, the Adviser's officers and employees who make, participate in, or obtain information regarding the Fund's securities transactions as part of their regular duties ("Advisory Persons"), and the Distributor's directors and officers. The Code is based upon the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor 's and Distributor's other clients ahead of their own.

The Code requires all employees of the Adviser to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government and certain money market instruments) and to maintain their personal brokerage accounts (with certain limited exceptions) at a broker-dealer that is affiliated with MSDW. The Code bans Access Persons (other than the Fund's independent trustees) and all other employees of the Adviser from acquiring any securities in an initial public offering, and prohibits all employees of the Adviser from profiting on short-term trading in securities. In addition, no employee of the Adviser may purchase or sell any security while there is a pending buy or sell order in the same or a related security for the Fund or other clients of the Adviser, and no Access Person or other employee of the Adviser may purchase or sell a security which to his or her knowledge at the time is being considered for purchase or sale by the Advisor on behalf of the Fund or any other client. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Advisory Persons may not trade in securities that the Adviser has purchased or sold for its clients.

                              PRINCIPAL UNDERWRITER

MAS Fund Distribution, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, with its principal office at One Tower Bridge, West Conshohocken, Pennsylvania 19428, distributes the shares of the Fund. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

Shareholder Service Agreement. The Fund has entered into a Shareholder Service Agreement with the Distributor whereby the Distributor will compensate service providers who provide certain services to clients who beneficially own Investment Class shares of the Portfolios described in the Investment Class prospectus. Each Portfolio will pay to the Distributor a fee at the annual rate of .15% of the average daily net assets of such Portfolio attributable to the shares serviced by the service provider, which fee will be computed daily and paid monthly. During the fiscal year ended September 30, 2000, the Fund paid $176,911 to compensate the Distributor under this Shareholder Service Agreement.

                             DISTRIBUTION OF SHARES

The Fund's Distribution Plan provides that the Adviser Class Shares will pay the Distributor an annualized fee of .25% of the average daily net assets of each Portfolio attributable to Adviser Class Shares, which the Distributor can use to compensate broker/dealers and service providers which provide distribution services to Adviser Class Shareholders or their customers who beneficially own Adviser Class Shares.

The Fund has adopted the Distribution Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Fund and the Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Adviser Class Shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Fund and of the Trustees who are not "interested persons" of the Fund. For the fiscal year ended September 30, 2000, the Equity, Mid Cap Growth, Mid Cap Value, Small Cap Value, Value, Domestic Fixed Income, Fixed Income, High Yield, Balanced, and Multi-Asset-Class Portfolios paid $8,719, $1,648,455, $163,965, $87,253, $624,525, $3,371, $353,639, $19,108, $82,046 and
$0, respectively, in distribution fees pursuant to the Distribution Plan. Other than $585,945 of fees retained by the Distributor, fees paid to the Distributor during the fiscal year were used to reimburse third-parties for distribution-related services performed on behalf of the Fund.

                               FUND ADMINISTRATION

MAS also serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, an affiliate of J.P. Morgan Chase & Co., serves as transfer agent and provides fund accounting and other services pursuant to a sub-administration agreement.

For the fiscal years ended September 30, 1998, 1999 and 2000, the Fund paid the following administrative fees (no administrative fees were waived):


------------------------------------------------------------------------------------------------------------
                                                                      Administrative Fees Paid
                                                                      ------------------------
------------------------------------------------------------------------------------------------------------
Portfolio                                                 1998                   1999              2000
                                                          (000)                  (000)             (000)
------------------------------------------------------------------------------------------------------------
Equity Portfolio                                           931                    664               549
-----------------------------------------------------------------------------------------------------------
Growth Portfolio                                             *                      *                 *
-----------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                                   408                    608             1,795
-----------------------------------------------------------------------------------------------------------
Mid Cap Growth II Portfolio                                  *                      *                 *

-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                               Administrative Fees Paid
                                                               ------------------------
------------------------------------------------------------------------------------------------------------
Portfolio                                            1998                  1999               2000
                                                    (000)                  (000)             (000)
------------------------------------------------------------------------------------------------------------

Mid Cap Value Portfolio                                    288                    494               941
------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                                   1                     24               290
------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio                                  694                    678               968
------------------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio                              *                      *                 1
------------------------------------------------------------------------------------------------------------
Value Portfolio                                          2,930                  1,655               842
------------------------------------------------------------------------------------------------------------
Value II Portfolio                                           *                      *                 *
------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                                    102                    139               100
------------------------------------------------------------------------------------------------------------
Domestic Fixed Income Portfolio                             66                    122               142
------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio                                   3,327                  3,805             3,612
------------------------------------------------------------------------------------------------------------
Fixed Income II Portfolio                                  259                    320               272
------------------------------------------------------------------------------------------------------------
Global Fixed Income Portfolio                               57                     56                40
------------------------------------------------------------------------------------------------------------
Multi-Market Fixed Income Portfolio                         50                     79                69
------------------------------------------------------------------------------------------------------------
High Yield Portfolio                                       504                    731               806
------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                             86                     75                46
------------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio                       118                    108                93
------------------------------------------------------------------------------------------------------------
Limited Duration Portfolio                                 173                    169               129
------------------------------------------------------------------------------------------------------------
Municipal Portfolio                                         67                     88               102
------------------------------------------------------------------------------------------------------------
NY Municipal Portfolio                                       *                      *                 *
------------------------------------------------------------------------------------------------------------
Special Purpose Fixed Income Portfolio                     436                    399               339
------------------------------------------------------------------------------------------------------------
Targeted Duration Portfolio                                  *                      *                 *
------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                         317                    350               321
------------------------------------------------------------------------------------------------------------
Balanced Plus Portfolio                                      *                      *                 *
------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                148                    141               130
------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio                    149                      6                10
------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio                   *                      *                 1
------------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                              3,549                  5,688             6,139
------------------------------------------------------------------------------------------------------------

*      Not in operation during the period.

                             OTHER SERVICE PROVIDERS

Custodian. J.P. Morgan Chase & Co., New York, NY serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

Transfer and Dividend Disbursing Agent. Chase Global Funds Services Company, a subsidiary of J.P. Morgan Chase & Co., 73 Tremont Street, Boston, MA 02108-3913, serves as the Funds' Transfer Agent and Dividend Disbursing Agent.

Independent Accountants. Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, MA 02116, serves as independent accountants for the Fund and audits the annual financial statements of each Portfolio. The annual financial statements of each Portfolio for fiscal years ending prior to September 30, 2000, were audited by PricewaterhouseCoopers LLP.

Fund Counsel. Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, PA 19103, acts as the Fund's legal counsel.


                                   LITIGATION

The Fund is not involved in any litigation.

                             BROKERAGE TRANSACTIONS

Portfolio Transactions

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In so doing, the Adviser will consider all matters it deems relevant, including the following: the Adviser's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

Although the Adviser generally seeks competitive commission rates and dealer spreads, a Portfolio will not necessarily pay the lowest available commission on brokerage transactions or markups on principal transactions. Transactions may involve specialized services on the part of the broker or dealer involved, and thereby justify higher commissions or markups than would be the case with other transactions requiring more routine services. In addition, a Portfolio may pay higher commission rates or markups than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, pricing, and execution services provided by the broker or dealer effecting the transaction. The Adviser does not attempt to put a specific dollar value on the research services rendered or to allocate the relative costs or benefits of those services among its clients, believing that the research it receives will help the Adviser to fulfill its overall duty to its clients. The Adviser uses research services obtained in this manner for the benefit of all of its clients, though each particular research service may not be used to service each client. As a result, the Fund may pay brokerage commissions or markups that are used, in part, to purchase research services that are not used to benefit the Fund.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.

Some securities considered for investment by each of the Fund's Portfolios may also be appropriate for other clients serviced by the Adviser. The Adviser may place a combined order for two or more accounts or Portfolios for the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price execution. Transactions involving commingled orders are allocated in a manner deemed to be equitable to each account or Portfolio. Although it is recognized that, in some cases, joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Adviser and the Fund's Board that combining such orders generally will be more advantageous to the Fund than effecting such transactions separately.

If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees.


As an indirect subsidiary of Morgan Stanley Dean Witter & Co., the Adviser is affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers (collectively, the "Affiliated Brokers"). The Adviser may, in the exercise of its discretion under its investment management agreement, effect transactions in securities or other instruments for the Fund through the Affiliated Brokers.

Commissions Paid

For the fiscal years ended September 30, 1998, 1999, and 2000, the Fund paid brokerage commissions of approximately $26,885,547, $34,111,732, and $45,305,271, respectively. For the fiscal years ended September 30, 1998, 1999 and 2000, the Fund paid in the aggregate, $0, $0, and $591,402, respectively, as brokerage commissions to Morgan Stanley & Co. Incorporated ("Morgan Stanley"), an affiliated broker-dealer, which represented 0%, 0%, and 1.31% of the total amount of brokerage commissions paid in each respective period. For the fiscal years ended September 30, 1998, 1999 and 2000, the Fund paid in the aggregate, $0, $0, and $0 respectively, as brokerage commissions to Dean Witter Reynolds, Inc., an affiliated broker-dealer, which represented 0%, 0%, and 0% of the total amount of brokerage commissions paid in each respective period.

For the fiscal years ended September 30, 1998 and September 30, 1999, the Fund did not pay any brokerage commissions to any affiliated broker-dealer. For the fiscal year ended September 30, 2000, the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Fiscal Year Ended September 30, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Total                Percent of Total                       Percent of Total
Portfolio                                          ($)                 Commissions to Morgan Stanley        Commissions to DWR
-----------------------------------------------------------------------------------------------------------------------------------
Equity                                               3,701,419                        0.001                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Growth                                                     N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                      11,547,528                        0.744                           N/A
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Fiscal Year Ended September 30, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Total                Percent of Total                       Percent of Total
Portfolio                                          ($)                 Commissions to Morgan Stanley        Commissions to DWR
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth II                                          N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                        9,049,220                        0.004                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                     5,086,403                         .106                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                     11,587,738                        0.081                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Small Value                                    1,780                         0.00                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Value                                                2,565,788                        0.369                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Value II                                                   N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Cash Reserves                                              N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Domestic Fixed Income                                      N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Income                                               N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Income II                                            N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Global Fixed Income                                        N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
High Yield                                                 N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Duration                                      N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
International Fixed Income                                 N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Limited Duration                                           N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Market Fixed Income                                  N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Municipal                                                  N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
NY Municipal                                               N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Special Purpose Fixed Income                               N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Targeted Duration                                          N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Balanced                                             1,278,866                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Plus                                              N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Asset-Class                                      486,529                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income                              N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II                           N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Advisory Mortgage                                          N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------------

N/A -- Not Applicable

Annual Turnover

The annual turnover rate for each Portfolio (except for the Cash Reserves Portfolio) for the past two fiscal years ended September 30 was as follows:

      --------------------------------------------------------------------------
       Portfolio                                       1999         2000
       ---------                                       ----         ----
      --------------------------------------------------------------------------
       Equity Portfolio                                      103%         211%
      --------------------------------------------------------------------------
       Growth Portfolio                                      N/A          N/A
      --------------------------------------------------------------------------
       Mid Cap Growth Portfolio                              208          169
      --------------------------------------------------------------------------
       Mid Cap Growth II Portfolio                           N/A          N/A
      --------------------------------------------------------------------------
       Mid Cap Value Portfolio                               244          226
      --------------------------------------------------------------------------
       Small Cap Growth Portfolio                            300          206
      --------------------------------------------------------------------------
       Small Cap Value Portfolio                             251          193
      --------------------------------------------------------------------------
       Strategic Small Value Portfolio                       N/A           33
      --------------------------------------------------------------------------
       Value Portfolio                                        53           50
      --------------------------------------------------------------------------
       Value II Portfolio                                    N/A          N/A
      --------------------------------------------------------------------------
       Domestic Fixed Income Portfolio                       115           51
      --------------------------------------------------------------------------
       Fixed Income Portfolio                                103           62
      --------------------------------------------------------------------------
       Fixed Income II Portfolio                             106           43
      --------------------------------------------------------------------------
       Global Fixed Income Portfolio                          56           54
      --------------------------------------------------------------------------
       High Yield Portfolio                                   45           55
      --------------------------------------------------------------------------
       Intermediate Duration Portfolio                        97           76
      --------------------------------------------------------------------------
       International Fixed Income Portfolio                   64           91
      --------------------------------------------------------------------------
       Limited Duration Portfolio                            102           57
      --------------------------------------------------------------------------
       Multi-Market Fixed Income Portfolio                    86           59
      --------------------------------------------------------------------------
       Municipal Portfolio                                    88           82
      --------------------------------------------------------------------------
       NY Municipal Portfolio                                N/A          N/A
      --------------------------------------------------------------------------
       Special Purpose Fixed Income Portfolio                124           53
      --------------------------------------------------------------------------
       Targeted Duration Portfolio                           N/A          N/A
      --------------------------------------------------------------------------
       Balanced Portfolio                                    111          162
      --------------------------------------------------------------------------
       Balanced Plus Portfolio                               N/A          N/A
      --------------------------------------------------------------------------
       Multi-Asset-Class Portfolio                           101          152
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
       Portfolio                                       1999         2000
       ---------                                       ----         ----
      --------------------------------------------------------------------------
       Advisory Foreign Fixed Income Portfolio                 0            0
      --------------------------------------------------------------------------
       Advisory Foreign Fixed Income II  Portfolio           N/A            0
      --------------------------------------------------------------------------
       Advisory Mortgage Portfolio                            94           49
      --------------------------------------------------------------------------


N/A -- Portfolio had not commenced operations as of September 30 of the applicable year.


                              GENERAL INFORMATION

Fund History

MAS Funds (formerly MAS Pooled Trust Fund) is an open end management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993. The Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February, 1984.

Description of Shares and Voting Rights

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("Portfolios") of shares. Currently the Fund consists of twenty-nine Portfolios.

The shares of each Portfolio of the Fund are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder of a class is entitled to one vote for each full class share held (and a fractional vote for each fractional class share held) in the shareholder's name on the books of the Fund. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares (such as a distribution plan or service agreement relating to that class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

The Fund will continue without limitation of time, provided however that:

1) Subject to the majority vote of the holders of shares of any Portfolio of the Fund outstanding, the Trustees may sell or convert the assets of such Portfolio to another investment company in exchange for shares of such investment company, and distribute such shares, ratably among the shareholders of such Portfolio;

2) Subject to the majority vote of shares of any Portfolio of the Fund outstanding, the Trustees may sell and convert into money the assets of such Portfolio and distribute such assets ratably among the shareholders of such Portfolio; and

3) Without the approval of the shareholders of any Portfolio, unless otherwise required by law, the Trustees may combine the assets of any two or more Portfolios into a single Portfolio so long as such combination will not have a material adverse effect upon the shareholders of such Portfolio.

Upon completion of the distribution of the remaining proceeds or the remaining assets of any Portfolio as provided in paragraphs 1), 2), and 3) above, that Portfolio shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged with regard to that Portfolio.

Dividends and Distributions

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution, except for the Cash Reserves Portfolio. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

Unless the shareholder elects otherwise in writing, all dividends and distributions are automatically received in additional shares of that Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gain distributions in cash) has been elected. An account statement is sent to shareholders whenever a dividend or distribution is paid.

Each Portfolio of the Fund is treated as a separate entity (and hence, as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

In all Portfolios except the Cash Reserves Portfolio, undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on your behalf by the Portfolio.

Special Considerations for the Cash Reserves Portfolio: Net investment income is computed and dividends declared as of 12:00 noon (Eastern Time), on each day. Such dividends are payable to Cash Reserves Portfolio shareholders of record as of 12:00 noon (Eastern Time) on that day, if the Portfolio is open for business. Shareholders who redeem prior to 12:00 noon (Eastern Time) are not entitled to dividends for that day. Dividends declared for Saturdays, Sundays and holidays are payable to shareholders of record as of 12:00 noon (Eastern Time) on the preceding business day on which the Portfolio was open for business. Net realized short-term capital gains, if any, of the Cash Reserves

Portfolio will be distributed whenever the Trustees determine that such distributions would be in the best interest of shareholders, but at least once a year. The Portfolio does not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually.

Shareholder and Trustee Liability

Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

Year 2000 Transition

The Fund and its service providers do not appear to have been adversely affected by computer problems related to the transition to the year 2000. However, there remains a risk that such problems could arise or be discovered in the future. Year 2000 related problems also may negatively affect issuers whose securities the Fund purchases, which could have an impact on the value of your investment.

                              TAX CONSIDERATIONS

Each Portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the federal excise tax. To do so, each Portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year. In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, (i) a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income and 90% of its investment company taxable income; (ii) at the close of each quarter of a Portfolio's taxable year, at least 50% of its total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and such other securities with limitations; and
(iii) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer, or of two or more issuers engaged in same or similar businesses if the Portfolio owns at least 20% of the voting power of such issuers.

Each Portfolio of the Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Portfolio's fiscal year on certain futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised of the nature of the payments.

Some of the options, futures contracts, forward contracts, and swap contracts entered into by the Portfolios may be "Section 1256 contracts." Section 1256 contracts held by a Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code (the "Code")) are "marked to market" with unrealized gains or losses treated as though they were realized. Any gains or losses, including "marked to market" gains or losses, on Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by a Portfolio, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

A Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Portfolio that did not engage in such hedging transactions.

The Code provides constructive sales treatment for appreciated financial positions such as stock which has increased in value in the hands of a Portfolio. Under this constructive sales treatment, the Portfolio may be treated as having sold such stock and be required to recognize gain if it enters into a short sale, an offsetting notional principal contract, a futures or forward contract, or a similar transaction with respect to such stock or substantially identical property.

Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes and intends to qualify for the special tax treatment afforded regulated investment companies. As such, each Portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify you annually as to the tax classification of all distributions.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends and capital gains distributions) paid to shareholders. In order to avoid this withholding requirement, you must certify on your Account Registration Form that your Social Security Number or Taxpayer Identification Number is correct, and that you are not subject to backup withholding.

Although income received on direct U.S. Government obligations is taxable at the Federal level, such income is exempt from tax at the state level when received directly, and may be exempt, depending on the state, when received by a shareholder. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of dividends received from the Portfolio is considered tax exempt in their particular states.

Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than twelve months and short-term if for twelve months or less. Generally, long-term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a municipal Portfolio fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares.

Foreign Income Taxes: Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolios' assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable.

If at the end of a Portfolio's year, more than 50% of a Portfolio's assets are represented by foreign securities, then such Portfolio may file an election with the Internal Revenue Service to pass through to shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it is deemed to be in the best interests of such shareholders.

If a Portfolio makes the above-described election, the Portfolio will not be allowed a deduction or a credit for foreign taxes it paid and the amount of such taxes will be treated as a dividend paid by the Portfolio. The shareholders of the Portfolios will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Portfolio; (ii) treat their pro rata share of foreign taxes as paid by them;
(iii) treat as gross income from sources within the respective foreign countries, for purposes of the foreign tax credit, their pro rata share of such foreign taxes and their pro rate share of any dividend paid by the Portfolio which represents income from sources within foreign countries; and (iv) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Code as a foreign tax credit against U.S. income taxes (but not both). In no event shall a shareholder be allowed a foreign tax credit if the shareholder holds shares in a Portfolio for 15 days or less during the 30-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividends.

Each shareholder of a Portfolio will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the foreign taxes paid by the Portfolio will pass through for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and
(ii) the Portfolio's gross income from foreign sources. The notice from the Portfolio to shareholders will also include the amount of foreign taxes paid by the Portfolio which are not allowable as a foreign tax credit because the Portfolio did not hold the foreign securities for more than 15 days during the 30-day period beginning on the date which is 15 days before the date on which the security becomes ex-dividend with respect to the foreign source dividend or because, and to the extent that, the recipient of the dividend is under an obligation to make related payments with respect to positions in substantially similar or related property. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass-through" of foreign tax credits.

State and Local Income Taxes: The Fund is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisers for the state and local income tax consequences of distributions from the Portfolios.

Special Tax Considerations for the Municipal and NY Municipal Portfolios: Each of the Municipal and NY Municipal Portfolios intends that at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's total assets will consist of obligations the interest on which is excludable from gross income (i.e., municipal bonds and notes), so that it may pay "exempt-interest" dividends to shareholders. Exempt-interest dividends, which are defined in the Code, are excluded from a shareholder's gross income for federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (imposed at a rate of 26%-28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers). A shareholder may, however, lose the federal tax-exempt status of the accrued income of the Portfolio if the shareholder redeems its shares before a dividend has been declared. Exempt-interest dividends received by shareholders from these Portfolios may be subject to state and local taxes, although some states allow a shareholder to exclude that portion of a portfolio's tax-exempt income which is accountable to municipal securities issued within the shareholder's state of residence.

These Portfolios may invest in private activity municipal securities, the interest on which is subject to the federal alternative minimum tax for corporations and individuals. These Portfolios may not be an appropriate investment for persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use in a trade or business or facility financed from the proceeds of industrial development bonds or private activity bonds. Such persons should consult their tax advisors before purchasing shares.

Any distributions paid to shareholders of either Portfolio that are derived from taxable interest or capital gains will be subject to federal income tax. Additionally, such distributions are not eligible for the dividends received deduction for corporations.

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of these Portfolios is not deductible for federal income tax purposes to the extent that it relates to exempt-interest dividends distributed to the shareholder during the taxable year.

                        PRINCIPAL HOLDERS OF SECURITIES

As of January 5, 2001, the following represents persons or entities that owned, directly or beneficially, more than 5% of the shares of any Class of the following Portfolios' outstanding shares:

-----------------------------------------------------------------------------------------------------------------------------
                                                INSTITUTIONAL CLASS PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
     PORTFOLIO                     NAME AND ADDRESS                                NUMBER OF SHARES               % OF CLASS
-----------------------------------------------------------------------------------------------------------------------------
Equity Portfolio               MAC & Co.                                           3,160,287.509                   7.03
                               Mutual Funds Operations
                               PO Box 3198
                               Pittsburgh, PA 15230
-----------------------------------------------------------------------------------------------------------------------------
                               First Union National Bank                           2,496,487.611                   5.55
                               FBO Diocese of Camden
                               CMG 3C4 NC 1151
                               1525 W WT Harris Blvd.
                               Charlotte, NC 28288
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio       Charles Schwab and Co., Inc.                       15,918,385.363                  22.90
                               Special Custody Account
                               101 Montgomery St.
                               San Francisco, CA 94104 - 3198
-----------------------------------------------------------------------------------------------------------------------------
                               Fidelity Investments Institutional                 14,044,564.232                  20.20
                               Operations FIIOC as Agent
                               100 Magellan Way KWIC
                               Covington, KY 41015
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth II Portfolio    Morgan Stanley Dean Witter Group                      300,000.000                  81.64
                               1221 Avenue of the Americas
                               New York, NY 10020
-----------------------------------------------------------------------------------------------------------------------------
                               Charles Schwab and Co., Inc.                           34,346.461                   9.35
                               Special Custody Account
                               101 Montgomery St.
                               San Francisco, CA 94104 - 3198
-----------------------------------------------------------------------------------------------------------------------------
                               Arden C. Armstrong                                     20,000.000                   5.44
                               820 Caldwell Rd.
                               Wayne, PA 19087
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio        Charles Schwab and Co., Inc.                        8,330,504.618                  12.97
                               Special Custody Account
                               101 Montgomery St.
                               San Francisco, CA 94104 - 3198
-----------------------------------------------------------------------------------------------------------------------------
                               The Northern Trust Company                          5,990,478.911                   9.32
                               FBO Ameren Corp. Defined Contribution Plan
                               PO Box 92956
                               Chicago, IL 60675
-----------------------------------------------------------------------------------------------------------------------------
                               The Bank of New York as Trustee For                 3,538,066.209                   5.51
                               The BF Goodrich Co. Master Trust
                               12/th/ Floor
                               New York, NY 10286
-----------------------------------------------------------------------------------------------------------------------------
                               The Chase Manhattan Bank                            3,468,740.916                   5.40
                               FAO Hearst Corporation
                               3 Chase Metro Tech Center
                               New York, NY 11245
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                INSTITUTIONAL CLASS PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
     PORTFOLIO                     NAME AND ADDRESS                                NUMBER OF SHARES               % OF CLASS
-----------------------------------------------------------------------------------------------------------------------------
  Small Cap Growth Portfolio      Charles Schwab and Co., Inc.                      2,117,250.562               26.33
                                  Special Custody Account
                                  101 Montgomery St.
                                  San Francisco, CA 94104 - 3198
-------------------------------------------------------------------------------------------------------------------------------
                                  PFPC FBO LPL Supermarket Program                    952,152.118               11.84
                                  211 South Gulph Road
                                  King of Prussia, PA 19406
-------------------------------------------------------------------------------------------------------------------------------
                                  The Duke Endowment                                  739,827.589                9.20
                                  100 North Tryon St., Suite 3500
                                  Charlotte, NC 28202-4012
-------------------------------------------------------------------------------------------------------------------------------
                                  National Financial Services Corp FBO                563,246.625                7.00
                                  Their Customers
                                  Church Street Station
                                  New York, NY 10008-3908
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio         Charles Schwab and Co., Inc.                      5,979,158.961                9.07
                                  Special Custody Account
                                  101 Montgomery St.
                                  San Francisco, CA 94104 - 3198
-------------------------------------------------------------------------------------------------------------------------------
                                  The Northern Trust Company as Trustee             3,676,435.283                5.58
                                  FBO Potomac Electric Power Co.
                                  PO Box 92956
                                  Chicago, IL 60675
-------------------------------------------------------------------------------------------------------------------------------
Value Portfolio                   Charles Schwab and Co., Inc.                     14,479,087.193               26.90
                                  Special Custody Account
                                  101 Montgomery St.
                                  San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------------------------------
                                  National Financial Services Corp FBO
                                  Their Customers                                   4,218,361.283                7.84
                                  Church Street Station
                                  New York, NY 10008-3908
-------------------------------------------------------------------------------------------------------------------------------
                                  The Northern Trust Company as Trustee             4,101,768.359                7.62
                                  FBO Morgan Stanley Plan 8504
                                  PO Box 92956
                                  Chicago, IL 60675
-------------------------------------------------------------------------------------------------------------------------------
                                  Public Welfare Foundation                         2,883,976.698                5.36
                                  2600 Virginia Ave NW, Suite 505
                                  Washington, DC 20037-1977
-------------------------------------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio   Bradley S. Daniels                                   51,150.088               20.66
                                  801 Foxfield Rd.
                                  Lower Gwynedd, PA 19002
-------------------------------------------------------------------------------------------------------------------------------
                                  A. Morris Williams Jr.                               50,218.779               20.28
                                  120 Righters Mill Rd.
                                  Gladwyne, PA 19035-1531
-------------------------------------------------------------------------------------------------------------------------------
                                  MAC & Co.                                            21,530.136                8.70
                                  PO Box 534005
                                  Pittsburgh, PA 15253
-------------------------------------------------------------------------------------------------------------------------------
                                  MAC & Co.                                            21,530.136                8.70
                                  PO Box 534005
                                  Pittsburgh, PA 15253
-------------------------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio           The Northern Trust Company as Trustee            25,335,121.390               24.48
                                  FBO Morgan Stanley Plan 8504
                                  PO Box 92956
                                  Chicago, IL 60675
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                             INSTITUTIONAL CLASS PORTFOLIOS

------------------------------------------------------------------------------------------------------------------------
   PORTFOLIO                           NAME AND ADDRESS                                    NUMBER OF             % OF
                                                                                            SHARES               CLASS
------------------------------------------------------------------------------------------------------------------------
                              Bankers Trust Co.                                          15,782,341.080          15.25
                              PO Box 9014
                              Church Street Station
                              New York, NY 10008
------------------------------------------------------------------------------------------------------------------------
                              Salkeld & Co.                                               9,307,640.060           9.00
                              c/o Bankers Trust Company
                              Church Street Station
                              New York, NY 10008
------------------------------------------------------------------------------------------------------------------------
 Domestic Fixed Income        Fidelity Investments Institutional Operations Co.           5,848,523.085          34.21
 Portfolio                    FIIOC as Agent
                              100 Magellan Way KWIC
                              Covington, KY 41015
------------------------------------------------------------------------------------------------------------------------
                              Fidelity Management Trust Co. as Trustee                    3,507,776.253          20.52
                              for US Airways Inc.
                              82 Devonshire St.
                              Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------
                              HSBC Bank USA as Trustee for                                1,150,591.839           6.73
                              Highland Hospital Retirement Plan
                              PO Box 1329
                              Buffalo, NY 14240
------------------------------------------------------------------------------------------------------------------------
                              Fleet National Bank as Custodian                            1,138,796.861           6.66
                              PO Box 92800
                              Rochester, NY 14692-8900
------------------------------------------------------------------------------------------------------------------------
                              Strafe & Co. FAO                                              986,118.346           5.77
                              Marion General Hospital Retirement Plan
                              PO Box 160
                              Westerville, OH 43086-0160
------------------------------------------------------------------------------------------------------------------------
                              Saxon & Company                                               947,308.343           5.54
                              FBO 78 Weirton MED CTR
                              PO Box 7780-1888
                              Philadelphia, PA 19182
------------------------------------------------------------------------------------------------------------------------
 Fixed Income Portfolio       The Northern Trust Company as Trustee                      23,289,535.126           6.55
                              FBO Morgan Stanley Plan 8504
                              PO Box 92956
                              Chicago, IL 60675
------------------------------------------------------------------------------------------------------------------------
 Fixed Income II Portfolio    Regions Bank as Trustee for Infirmary                       3,935,369.787          14.50
                              Health Systems Pension
                              PO Box 2527
                              Mobile, AL 36622-0001
------------------------------------------------------------------------------------------------------------------------
                              University of Illinois                                      3,837,281.730          14.13
                              506 S. Wright St. MC-363
                              Urbana, IL 61801-3620
------------------------------------------------------------------------------------------------------------------------
                              Mercantile Safe Deposit & Trust                             3,104,646.450          11.44
                              766 Old Hammonds Ferry Rd.
                              Linthicum, MD 21090
------------------------------------------------------------------------------------------------------------------------
                              First Union National Bank                                   2,852,594.634          10.51
                              FBO Diocese of Camden
                              CMG 3C4 NC 1511
                              1525 W WT Harris Blvd.
                              Charlotte, NC 28288
------------------------------------------------------------------------------------------------------------------------
                              JHU Retiree Medical Benefits Trust                          1,597,411.475           5.88
                              Johns Hopkins University
                              3400 N Charles St.
                              Baltimore, MD 21218
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                              INSTITUTIONAL CLASS PORTFOLIOS

------------------------------------------------------------------------------------------------------------------------
   PORTFOLIO                           NAME AND ADDRESS                                    NUMBER OF             % OF
                                                                                            SHARES               CLASS
------------------------------------------------------------------------------------------------------------------------
 Global Fixed Income          The Charles A. Dana Foundation Inc.                         2,087,723.483          53.50
 Portfolio                    745 5/th/ Ave., Suite 700
                              New York, NY 10151
------------------------------------------------------------------------------------------------------------------------
                              All For Her Fund                                              854,434.847          21.90
                              PO Box 1527
                              Guilderland, NY 12084-1527
------------------------------------------------------------------------------------------------------------------------
                              Rockefeller Family Fund, Inc.                                 630,704.804          16.16
                              437 Madison Ave., 37/th/ Floor
                              New York, NY 10022
------------------------------------------------------------------------------------------------------------------------
 High Yield Portfolio         KPMG Peat Marwick                                          17,721,945.253          14.88
                              Three Chestnut Ridge Road
                              Montvale, NJ 07645
------------------------------------------------------------------------------------------------------------------------
                              Minnesota Life Insurance Co.                               10,046,723.055           8.44
                              c/o Advantus Capital Management Inc.
                              Station 16-4202
                              400 Robert St.
                              St. Paul, MN 55101
------------------------------------------------------------------------------------------------------------------------
                              The University of Chicago                                   9,445,505.991           7.93
                              450 N. Cityfront Plaza Dr.
                              Chicago, IL 60611
------------------------------------------------------------------------------------------------------------------------
                              Charles Schwab and Co., Inc.                                8,689,737.139           7.30
                              Special Custody Account
                              101 Montgomery St.
                              San Francisco, CA 94104 - 3198
------------------------------------------------------------------------------------------------------------------------
                              PFPC FBO LPL Supermarket Program                            6,466,355.424           5.43
                              211 South Gulph Road
                              King of Prussia, PA 19406
------------------------------------------------------------------------------------------------------------------------
                              Western Metal Industry                                      6,403,440.064           5.38
                              c/o Miller Anderson & Sherrerd
                              One Tower Bridge
                              West Conshohocken, PA 19428
------------------------------------------------------------------------------------------------------------------------
 Intermediate Duration        Union Bank of California TR Nominee                         1,754,513.745          44.90
 Portfolio                    FBO Los Angeles Hotel Restaurant
                              PO Box 85484
                              San Diego, CA 92186
------------------------------------------------------------------------------------------------------------------------
                              Boston Safe Deposit & Trust Co.                               942,925.438          24.13
                              as Trustee of Scovill Inc.
                              135 Santilli Hwy.
                              Everett, MA 02149
------------------------------------------------------------------------------------------------------------------------
                              Morgan Stanley Strategic Adviser                              267,818.191           6.85
                              Fund Inc.
                              73 Tremont St.
                              Boston, MA 02108
------------------------------------------------------------------------------------------------------------------------
                              Mariposa Foundation                                           264,806.168           6.78
                              c/o Morgan Stanley
                              1251 Avenue of the Americas, 23/rd/ Floor
                              New York, NY 10020
------------------------------------------------------------------------------------------------------------------------
 International Fixed          Western Metal Industry Pension Fund                         3,618,292.481          36.60
 Income Portfolio             c/o Miller Anderson & Sherrerd
                              One Tower Bridge
                              West Conshohocken, PA 19428
------------------------------------------------------------------------------------------------------------------------
                              Syntex  USA LLC                                             2,580,692.811          26.10
                              Pension Trust
                              PO Box 10850
                              Palo Alto, CA 94303
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  INSTITUTIONAL CLASS PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
   PORTFOLIO                                   NAME AND ADDRESS                             NUMBER OF              % OF
                                                                                             SHARES                CLASS
------------------------------------------------------------------------------------------------------------------------------------
                                   Charles Schwab and Co., Inc.                           1,782,436.835            18.03
                                   Special Custody Account
                                   101 Montgomery St.
                                   San Francisco, CA 94104 - 3198
------------------------------------------------------------------------------------------------------------------------------------
                                   Wellesley College                                      1,157,008.575            11.70
                                   106 Central St.
                                   Wellesley, MA 02481
------------------------------------------------------------------------------------------------------------------------------------
Limited Duration                   Union Bank of California TR Nominee                    2,517,500.288            14.04
Portfolio                          FBO Los Angeles Hotel Restaurant
                                   PO Box 85484
                                   San Diego, CA 92186
------------------------------------------------------------------------------------------------------------------------------------
                                   Miller Anderson & Sherrerd                             2,077,997.492            11.59
                                   One Tower Bridge
                                   West Conshohocken, PA 19428
------------------------------------------------------------------------------------------------------------------------------------
                                   Citibank NA Trustee for Fieldcrest                     1,898,574.735            10.59
                                   Cannon Hourly Retirement Plan
                                   Account Unit Building B, Floor 3, Zone 8
                                   3800 Citibank Center Tampa
                                   Tampa, FL 33610-9122
------------------------------------------------------------------------------------------------------------------------------------
                                   Northern California Bakery Drivers                     1,753,869.791             9.78
                                   Security Fund c/o Zenith
                                   1640 South Loop Rd.
                                   Alameda, CA 94502
------------------------------------------------------------------------------------------------------------------------------------
Multi-Market Fixed                 The Healthcare Fund of New Jersey                      2,734,432.908            56.76
Income Portfolio                   75 Livingston Ave.
                                   Roseland, NJ 07068
------------------------------------------------------------------------------------------------------------------------------------
                                   The Greenwall Foundation                               1,098,098.692            22.79
                                   Two Park Avenue
                                   New York, NY 10016-5603
------------------------------------------------------------------------------------------------------------------------------------
                                   National City Bank FBO                                   694,437.726            14.42
                                   Jeannette Memorial Hospital
                                   PO Box 94984
                                   Cleveland, OH 44101-4984
------------------------------------------------------------------------------------------------------------------------------------
Municipal Portfolio                Charles Schwab and Co., Inc.                           1,743,003.226            17.16
                                   Special Custody Account
                                   101 Montgomery St.
                                   San Francisco, CA 94104 - 3198
------------------------------------------------------------------------------------------------------------------------------------
                                   JR Trueman Qualified Subchapter S Trust                1,446,430.129            14.24
                                   5490 Hayden Rd.
                                   Amlin, OH 43002
------------------------------------------------------------------------------------------------------------------------------------
                                   Robert A. Fox                                            673,371.277             6.63
                                   c/o RAF Industries
                                   165 Township Line Rd., Ste. 2100
                                   Jenkintown, PA 19046
------------------------------------------------------------------------------------------------------------------------------------
                                   Wachovia Bank N.A.                                       671,407.753             6.61
                                   Trustee for Sylvia M. Thompson
                                   PO Box 3073
                                   Winston Salem, NC 27150
------------------------------------------------------------------------------------------------------------------------------------
Special Purpose Fixed              Robertson Research Fund                                3,192,499.395             8.78
Income Portfolio                   Cold Spring Harbor Laboratory
                                   PO Box 100
                                   Cold Spring Harbor, NY 11724-0100
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  INSTITUTIONAL CLASS PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
    PORTFOLIO                                  NAME AND ADDRESS                              NUMBER OF             % OF
                                                                                               SHARES              CLASS
------------------------------------------------------------------------------------------------------------------------------------
                                   Fleet National Bank                                     2,919,403.602            8.03
                                   FBO Hartford Hospital
                                   PO Box 92800
                                   Rochester, NY 14692-8900
------------------------------------------------------------------------------------------------------------------------------------
                                   The Cold Spring Harbor Fund                             2,465,574.395            6.78
                                   PO Box 100
                                   Cold Spring Harbor, NY 11724-0100
------------------------------------------------------------------------------------------------------------------------------------
                                   Key Trust Co. as Custodian                              2,040,276.905            5.61
                                   PO Box 94871
                                   Cleveland, OH 44101-4871
------------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                 Northern Trust Co. As Trustee                          10,478,786.124           28.20
                                   FBO Allianz Defined Cont. Plan
                                   PO Box 92956
                                   Chicago, IL 60675
------------------------------------------------------------------------------------------------------------------------------------
                                   Southwest Airlines Co. 401K Plan                        7,161,213.367           19.27
                                   c/o State Street Bank
                                   105 Rosemont Rd.
                                   Westwood, MA 02090-2318
------------------------------------------------------------------------------------------------------------------------------------
                                   Investors Bank & Trust Co.                              3,123,777.024            8.41
                                   FBO Bay Area Rapid Transit District
                                   Vantagepoint Transfer Agents LLC
                                   777 N. Capiol St. NE, Suite 600
                                   Washington, DC 20002
------------------------------------------------------------------------------------------------------------------------------------
                                   Southwest Airlines Co. Profit Sharing                   2,819,157.187            7.59
                                   c/o State Street Bank
                                   105 Rosemont Rd.
                                   Westwood, MA 02090-2318
------------------------------------------------------------------------------------------------------------------------------------
                                   Investors Bank & Trust Co.                              2,541,164.973            6.84
                                   FBO Bay Area Rapid Transit District
                                   Vantagepoint Transfer Agents LLC
                                   777 N. Capiol St. NE, Suite 600
                                   Washington, DC 20002
------------------------------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio        Albany Medical College A-29                             4,395,313.434           26.19
                                   Combined Funds
                                   47 New Scotland Ave.
                                   Albany, NY 12208
------------------------------------------------------------------------------------------------------------------------------------
                                   Northern Trust Co.                                      3,466,422.508           20.66
                                   FBO Emerson Electric
                                   PO Box 92956
                                   Chicago, IL 60675
------------------------------------------------------------------------------------------------------------------------------------
                                   Chase Manhattan Bank as Trustee                         1,782,084.516           10.62
                                   for Milbank, Tweed, Hadley & McCoy
                                   3 Chase Metrotech Ctr.
                                   Brooklyn, NY 11245
------------------------------------------------------------------------------------------------------------------------------------
                                   The National Center for State Courts                    1,055,473.137            6.29
                                   300 Newport Ave.
                                   Williamsburg, VA 23185
------------------------------------------------------------------------------------------------------------------------------------
                                   Fifth Third Bank                                          904,526.036            5.39
                                   FBO Indianapolis Symphony Orchestra
                                   PO Box 630074
                                   Cincinatti, OH 45263-0001
------------------------------------------------------------------------------------------------------------------------------------
Advisory Mortgage                  The Boston Co.                                         54,607,217.514            8.19
Portfolio                          PO Box 3198
                                   Pittsburgh, PA 15230-3198
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             INSTITUTIONAL CLASS PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
     PORTFOLIO                                    NAME AND ADDRESS                                  NUMBER OF           % OF
                                                                                                     SHARES             CLASS
------------------------------------------------------------------------------------------------------------------------------------
                                               Northern Trust Co.                                  47,758,280.168             7.17
                                               FBO Ford Motor Company
                                               PO Box 92956
                                               Chicago, IL 60675
------------------------------------------------------------------------------------------------------------------------------------
                                               Pacific Gas and Electric Company                    35,933,590.968             5.39
                                               Mail Code B24K
                                               San Francisco, CA 94177
------------------------------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio        Minnesota State Board of Investments                 3,995,299.094            12.00
                                               MEA Building, Suite 105
                                               55 Sherburne Ave.
                                               St. Paul, MN 55155
------------------------------------------------------------------------------------------------------------------------------------
                                               Bost & Co.                                           3,535,724.300            10.62
                                               Mutual Fund Operations
                                               PO Box 3198
                                               Pittsburgh, PA 15230-3198
------------------------------------------------------------------------------------------------------------------------------------
                                               Northern Trust Co.                                   3,448,420.617            10.36
                                               FBO Ford Motor Company
                                               PO Box 92956
                                               Chicago, IL 60675
------------------------------------------------------------------------------------------------------------------------------------
                                               State Street Bank as Trustee                         2,109,039.905             6.34
                                               FBO Pacific Gas and Electric
                                               1776 Heritage Dr.
                                               North Quincy, MA 02171
------------------------------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio     Mr. Gary W. Pottorff                                   214,047.797             12.00
                                               Nisource Inc. Master Retirement Trust
                                               5265 Hohman Ave.
                                               Hammond, IN 46320-1775
------------------------------------------------------------------------------------------------------------------------------------
                                               Monsanto Company                                       186,686.473             10.47
                                               Defined Contribution Ownership Trust
                                               800 Lindbergh Blvd., E. Building
                                               St. Louis, MO 63167
------------------------------------------------------------------------------------------------------------------------------------
                                               The Johns Hopkins University                           184,208.216             10.33
                                               3400 North Charles St.
                                               Baltimore, MD 21218
------------------------------------------------------------------------------------------------------------------------------------
                                               The Northern Trust Company                             164,508.379              9.23
                                               FBO Union Pacific Corporation
                                               PO Box 92956
                                               Chicago, IL 60675
------------------------------------------------------------------------------------------------------------------------------------
                                               Hershey Trust Company Trustee for the                  158,914.650              8.91
                                               Milton Hershey School
                                               PO Box 445
                                               100 Mansion Rd. East
                                               Hershey, PA 17033-0445
------------------------------------------------------------------------------------------------------------------------------------
                                               Sunoco Inc. Retirement Plan Trust                      154,770.112              8.68
                                               Trust Investments
                                               1801 Market St.
                                               Philadelphia, PA 19103-2924
------------------------------------------------------------------------------------------------------------------------------------
                                               MAC & Co.                                              108,916.889              6.11
                                               FBO Howard Heinz Endowment
                                               PO Box 534005
                                               Pittsburgh, PA 15253-4005
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                    INVESTMENT CLASS PORTFOLIOS

---------------------------------------------------------------------------------------------------------
          PORTFOLIO                 NAME AND ADDRESS                    NUMBER OF          % OF
                                                                         SHARES            CLASS
---------------------------------------------------------------------------------------------------------
   Mid Cap Value Portfolio    Morgan Stanley Co.                       194,812.011        12.80
                              FBO Nuevo Capital Partners LP
                              607 Robin Dale Dr.
                              Austin, TX 78734
---------------------------------------------------------------------------------------------------------
                              Wendel & Co.                             136,942.210         9.00
                              FAO Health Systems Group Retirement
                              6th Floor
                              New York, NY 10286
---------------------------------------------------------------------------------------------------------
                              The Bank of New York                     122,936.001         8.08
                              Mutual Fund/Reorg. Department
                              Wall Street Station
                              New York, NY 10268
---------------------------------------------------------------------------------------------------------
                              Columbia Trust Company Trustee           119,624.423         7.86
                              FBO The Columbian Employees' PSP
                              1301 SW Fifth Ave.
                              Portland, OR 97201-5601
---------------------------------------------------------------------------------------------------------
                              Lauer & Co.                              105,409.236         6.93
                              c/o The Glenmede Trust Co.
                              FBO Haverford School
                              PO Box 68997
                              Philadelphia, PA 19102 - 8997
---------------------------------------------------------------------------------------------------------
                              Fleet National Bank                       99,603.033         6.55
                              PO Box 92800
                              Rochester, NY 14692-8900
---------------------------------------------------------------------------------------------------------
                              Wells Fargo Bank Minnesota NA             90,177.971         5.93
                              FCH General Hospital
                              PO Box 1533
                              Minneapolis, MN 55480
---------------------------------------------------------------------------------------------------------
                              Wilbranch & Co.                           77,665.182         5.10
                              PO Box 2887
                              Wilson, NC 27894-2887
---------------------------------------------------------------------------------------------------------
   Value Portfolio            Chase Manhattan Bank Trustee for         563,183.871        97.17
                              NY State Deferred Comp. Plan
                              4 New York Plaza, 2/nd/ Floor
                              New York, NY 10004
---------------------------------------------------------------------------------------------------------
   Cash Reserves Portfolio    MSDW Stable Value Plan - SEI Trustee   2,101,563.160          100
                              530 E. Swedesford Rd.
                              Wayne, PA 19087-1693
---------------------------------------------------------------------------------------------------------
   Fixed Income Portfolio     MSDW Stable Value Plan - SEI Trustee   2,678,932.105        52.23
                              530 E. Swedesford Rd.
                              Wayne, PA 19087-1693
---------------------------------------------------------------------------------------------------------
                              Zoological Socety of Philadelphia        310,347.321         6.05
                              Endowment
                              3400 West Girard Ave.
                              Philadelphia, PA 19104-1196
---------------------------------------------------------------------------------------------------------
                              ACMP Foundation                          301,863.128         5.88
                              5 Riverfield Dr.
                              Westport, CT 06880
---------------------------------------------------------------------------------------------------------
                              Pennsylvania League of Cities and        292,432.666         5.70
                              Municipalities - Penn. Prime Workers
                              414 North Second St.
                              Harrisburg, PA 17101
---------------------------------------------------------------------------------------------------------


                          INVESTMENT CLASS PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
           PORTFOLIO                             NAME AND ADDRESS                             NUMBER OF               % OF
                                                                                               SHARES                CLASS
--------------------------------------------------------------------------------------------------------------------------
                                 Testa & Co.                                                  268,447.704             5.23
                                 PO Box 1412
                                 Rochester, NY 14603-1412
--------------------------------------------------------------------------------------------------------------------------
High Yield Portfolio             Byrd & Co.                                                   335,364.951            30.91
                                 c/o First Union National Bank
                                 530 Walnut St.
                                 Philadelphia, PA 19101
--------------------------------------------------------------------------------------------------------------------------

                                 The Philadelphia Foundation                                  250,016.355            23.05
                                 1234 Market St. Suite 1900
                                 Philadelphia, PA 19102
 --------------------------------------------------------------------------------------------------------------------------
                                 EAMCO - 910004035 c/o Riggs Bank NA                          111,832.741            10.31
                                 Mutual Fund Desk RS 300
                                 PO Box 96211
                                 Washington, DC 20090-6211
 --------------------------------------------------------------------------------------------------------------------------
                                 Northern Trust Company As Custodian For                      106,951.324             9.86
                                 Noblehouse International Ltd.
                                 PO Box 92956
                                 Chicago, IL 60675
 --------------------------------------------------------------------------------------------------------------------------
                                 EAMCO                                                         76,167.911             7.02
                                 FBO Loudon Health Care
                                 PO Box 96211
                                 Washington, DC 20090-6211
 --------------------------------------------------------------------------------------------------------------------------
                                 Morgan Stanley FBO                                            66,804.295             6.16
                                 The Imlay Foundation Inc.
                                 945 East Paces Ferry Road, Suite 2450
                                 Atlanta, GA 30326
 --------------------------------------------------------------------------------------------------------------------------
                                 Fleet National Bank                                           56,862.392             5.24
                                 FBO Third Presbyterian Church
                                 PO Box 92800
                                 Rochester, NY 14692-8900
 --------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio               Mitra & Co.                                                  626,915.821            98.29
                                 1000 N. Water St.
                                 Milwaukee, WI  53202
--------------------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio      English Speaking Union                                       267,362.841            51.34
                                 1330 Mayfield Ave.
                                 Winter Park, FL 32789
--------------------------------------------------------------------------------------------------------------------------
                                 Kano-Zimmerman Profit Sharing Plan                           250,616.810            48.12
                                 PO Box 110098
                                 Nashville, TN 37222
--------------------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio  MSDW Stable Value Plan - SEI Trustee                       3,046,240.134              100
                                 530 E. Swedesford Rd.
                                 Wayne, PA 19087-1693
--------------------------------------------------------------------------------------------------------------------------


                                                 ADVISER CLASS PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
           PORTFOLIO                             NAME AND ADDRESS                              NUMBER OF               % OF
                                                                                                SHARES                CLASS
--------------------------------------------------------------------------------------------------------------------------
Equity Portfolio                 Resources Trust Co.                                          402,233.994            64.26
                                 For the Exclusive Benefit of Various IMS
                                 Customers
                                 PO Box 3865
                                 Englewood, CO 80155-3865
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                 ADVISER CLASS PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
           PORTFOLIO                             NAME AND ADDRESS                               NUMBER OF             % OF
                                                                                                 SHARES              CLASS
--------------------------------------------------------------------------------------------------------------------------

                                 T. Rowe Price Trust Co.                                       67,501.449            10.78
                                 FBO Alliance Partners
                                 RPS Asset Reconciliation
                                 PO Box 17215
                                 Baltimore, MD 21297-7215
--------------------------------------------------------------------------------------------------------------------------
                                 Nationwide Asset Allocation Trust                             52,594.538             8.40
                                 c/o BISYS Fund Services
                                 3435 Stelzer Road
                                 Columbus, OH 43219-6004
--------------------------------------------------------------------------------------------------------------------------
                                 Nationwide Asset Allocation Trust                             41,271.167             6.59
                                 c/o BISYS Fund Services
                                 3435 Stelzer Road
                                 Columbus, OH 43219-6004
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                   Fidelity Investments Institutional                        17,440,734.977            42.50
Portfolio                        Operations Co. FIIOC
                                 100 Magellan Way KW1C
                                 Covington, KY 41015
--------------------------------------------------------------------------------------------------------------------------
                                 Merrill Lynch Trust Co. Trustee                            5,745,060.153            14.00
                                 FBO Qualified Retirement Plans
                                 265 Davidson Ave.
                                 Somerset, NJ 08873
--------------------------------------------------------------------------------------------------------------------------
                                 National Services Financial Corporation                    5,217,316.896            12.71
                                 For Exclusive Benefit of our Customers
                                 Attn: Mutual Funds Dept., 5th Fl.
                                 One World Financial Center
                                 New York, NY 10281
--------------------------------------------------------------------------------------------------------------------------
                                 State Street Bank and Trust Co.                            2,190,475.751             5.34
                                 FBO Healthsystems Minnesota 401K
                                 Saving and Pension Plan
                                 105 Rosemont Ave.
                                 Westwood, MA 02090-2318
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio          Fidelity Investments Institutional                         1,129,209.288            25.52
                                 Operations Co. FIIOC
                                 100 Magellan Way KW1C
                                 Covington, KY 41015
--------------------------------------------------------------------------------------------------------------------------
                                 UMB Bank NA                                                  549,208.459            12.41
                                 PO Box 419692, Employee Benefits Division
                                 1010 Grand Avenue
                                 Kansas City, MO 64141-6692
--------------------------------------------------------------------------------------------------------------------------
                                 Mellon Bank as Agent                                         523,423.703            11.83
                                 Omnibus AIM
                                 135 Santilli Hwy.
                                 Everett, MA 02149-1950
--------------------------------------------------------------------------------------------------------------------------
                                 Union Central Life Insurance Co.                             476,344.614            10.77
                                 Group Separate Account
                                 1876 Waycross Rd.
                                 Cincinnati, OH 45240
--------------------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio        Fidelity Investments Institutional                           993,179.867            33.25
                                 Operations Co. FIIOC
                                 100 Magellan Way KW1C
                                 Covington, KY 41015
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                 ADVISER CLASS PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
           PORTFOLIO                             NAME AND ADDRESS                     NUMBER OF SHARES       % OF CLASS
--------------------------------------------------------------------------------------------------------------------------

                                 UMB Bank NA                                                  776,984.396          26.01
                                 PO Box 419692, Employee Benefits Division
                                 1010 Grand Avenue
                                 Kansas City, MO 64141-6692
------------------------------------------------------------------------------------------------------------------------
                                 Mac and Co.                                                  229,510.631           7.68
                                 PO Box 3198
                                 Pittsburgh, PA 15230-3198
------------------------------------------------------------------------------------------------------------------------
                                 Resources Trust Co. for the Exclusive Benefit of             188,799.377           6.32
                                 Various IMS Customers
                                 PO Box 3865
                                 Englewood, CO 80155-3865
--------------------------------------------------------------------------------------------------------------------------
                                 Putnam Fiduciary  Trust Co. Trustee                          168,661.092           5.65
                                 FBO Koch Industries Inc.
                                 Trading Services MS E-2-C
                                 859 Willard St.
                                 Quincy, MA 02269-9110
------------------------------------------------------------------------------------------------------------------------
                                 Vanguard Fiduciary Trust Co.                                 168,374.168           5.64
                                 FBO MAS Adviser Class Funds
                                 PO Box 2800 VM #613
                                 Valley Forge, PA 19482
------------------------------------------------------------------------------------------------------------------------
Value Portfolio                  State Street Bank Trustee FBO                             17,418,569.198          46.67
                                 200 Newport Ave.
                                 JQ6N
                                 North Quincy, MA 02171
--------------------------------------------------------------------------------------------------------------------------
                                 National Services Financial Corp.                          9,803,994.880          26.27
                                 Attn: Mutual Funds Dept., 5/th/ Floor
                                 One World Financial Center
                                 New York, NY 10281
------------------------------------------------------------------------------------------------------------------------
                                 Fidelity Investments Institutional                         7,240,421.630          19.40
                                 Operations Co. FIIOC
                                 100 Magellan Way KW1C
                                 Covington, KY 41015
------------------------------------------------------------------------------------------------------------------------
Domestic Fixed Income            American Express Trust Co. FBO                               185,735.657            100
Portfolio                        American Express Retirement Services
                                 50534 AXP Financial Ctr.
                                 Minneapolis, MN 55474
------------------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio           Fidelity Investments Institutional                         4,519,646.552          34.56
                                 Operations Co. FIIOC
                                 100 Magellan Way KW1C
                                 Covington, KY 41015
--------------------------------------------------------------------------------------------------------------------------
                                 Transco & Co.                                              2,353,078.211          17.99
                                 Attn: Wealth Management, 10/th/ Floor
                                 PO Box 48698
                                 Wichita, KS 67201
------------------------------------------------------------------------------------------------------------------------
                                 Transco & Co.                                              2,062,295.958          15.77
                                 Attn: Wealth Management, 10th Floor
                                 PO Box 48698
                                 Wichita, KS 67201
------------------------------------------------------------------------------------------------------------------------
                                 Wendel  & Co.                                              1,196,014.400           9.14
                                 c/o The Bank of New York
                                 PO Box 1066 Wall Street Station
                                 New York, NY 10286
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                     ADVISER CLASS PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
           PORTFOLIO                             NAME AND ADDRESS                     NUMBER OF SHARES       % OF CLASS
--------------------------------------------------------------------------------------------------------------------------
                                 Fidelity Management Trust Co.                              1,099,760.925           8.41
                                 Mail Zone H10C
                                 82 Devonshire St.
                                 Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------
High Yield Portfolio             Fidelity Investments Institutional                         1,259,674.036          37.24
                                 Operations Co. FIIOC
                                 100 Magellan Way KW1C
                                 Covington, KY 41015
------------------------------------------------------------------------------------------------------------------------
                                 Resources Trust Co.                                          929,708.013          27.48
                                 for the Exclusive Benefit of Various IMS
                                 Customers
                                 PO Box 3865
                                 Englewood, CO 80155-3865
--------------------------------------------------------------------------------------------------------------------------
                                 National Services Financial Corp.                            345,223.833          10.21
                                 for the Exclusive Benefit of our Customers
                                 Attn: Mutual Funds Dept., 5th Floor
                                 One World Financial Center
                                 New York, NY 10281
------------------------------------------------------------------------------------------------------------------------
                                 Fidelity Investments Institutional                           288,811.014           8.54
                                 Operations Co. FIIOC
                                 100 Magellan Way KW1C
                                 Covington, KY 41015
------------------------------------------------------------------------------------------------------------------------
                                 Donaldson, Lufkin & Jenrette Secs. Corp.                     173,586.721           5.13
                                 PO Box 2052
                                 Jersey City, NJ 07303
------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio               Fidelity Investments Institutional                         2,654,078.063          96.46
                                 Operations Co. FIIOC
                                 100 Magellan Way KW1C
                                 Covington, KY 41015
--------------------------------------------------------------------------------------------------------------------------

The persons listed above as owning 25% or more of the outstanding shares of each Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolios. As a result, those persons would have the ability to vote a majority of the shares of the Portfolios on any matter requiring the approval of shareholders of such Portfolios.

                            PERFORMANCE INFORMATION

The Fund may from time to time quote various performance figures to illustrate the past performance of its Portfolios. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods for computing performance follows.

Total Return

A Portfolio's average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods (or, if shorter, the period since inception of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5, and 10 year period (or, if shorter, the period since inception of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis. When considering average total return figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any one period might have been greater or less than the average for the entire period. Average annual total return is calculated according to the following formula:

         P (1+T)/n/ = ERV

Where:   P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

The average annual total return of the Institutional Class Shares of each Portfolio for the periods noted is set forth below:


------------------------------------------------------------------------------------------------------------------------------------
                                           1 Year ended      5 Years           10 Years         Inception to    Inception
                                           9/30/00           ended 9/30/00     ended 9/30/00    9/30/00         Date
                                           -------           -------------     -------------    -------         ----
------------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio                                  19.83              19.61            18.77           17.06     11/14/84
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio *                                  N/A                N/A              N/A             N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                          56.60              34.04            28.75           25.93      3/30/90
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth II *                                 N/A                N/A              N/A             N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                           29.48              25.22              N/A           28.03     12/30/94
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                        80.31                N/A              N/A          118.61      6/30/98
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio                         23.11              18.25            22.45           13.74       7/1/86
------------------------------------------------------------------------------------------------------------------------------------
Strategic Small Value                               N/A                N/A              N/A            6.20          N/A
------------------------------------------------------------------------------------------------------------------------------------
Value Portfolio                                    9.67              10.68            16.61           14.78      11/5/84
------------------------------------------------------------------------------------------------------------------------------------
Value II Portfolio *                                N/A                N/A              N/A             N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                            5.91               5.39             4.93            4.96      8/29/90
------------------------------------------------------------------------------------------------------------------------------------
Domestic Fixed Income Portfolio                    5.88               5.76             8.87            8.79      9/29/87
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio                             7.02               6.81             9.15            9.82     11/14/84
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income II Portfolio                          6.48               6.30             8.51            8.53      8/31/90
------------------------------------------------------------------------------------------------------------------------------------
Global Fixed Income Portfolio                     -5.39               2.69              N/A            4.77      4/30/93
------------------------------------------------------------------------------------------------------------------------------------
High Yield Portfolio                               -.22               7.93            13.23            9.71      2/28/89
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                    5.84               6.01              N/A            6.90      10/3/94
------------------------------------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio              -8.23               1.36              N/A            3.63      4/29/94
------------------------------------------------------------------------------------------------------------------------------------
Limited Duration Portfolio                         6.37               5.71              N/A            5.77      3/31/92
------------------------------------------------------------------------------------------------------------------------------------
Municipal Portfolio                                6.66               6.33              N/A            6.69      10/1/92
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                           1 Year ended      5 Years           10 Years        Inception to    Inception
                                           9/30/00           ended 9/30/00     ended 9/30/00   9/30/00         Date
                                           -------           -------------     -------------   -------         ----
------------------------------------------------------------------------------------------------------------------------------------
Multi-Market Fixed Income Portfolio                4.50                N/A            N/A             3.19      10/1/97
------------------------------------------------------------------------------------------------------------------------------------
NY Municipal Portfolio *                            N/A                N/A            N/A              N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Special Purpose Fixed Income Portfolio             6.99               6.85            N/A             8.09      3/31/92
------------------------------------------------------------------------------------------------------------------------------------
Targeted Duration Portfolio *                       N/A                N/A            N/A              N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                14.75              14.83            N/A            13.29     12/31/92
------------------------------------------------------------------------------------------------------------------------------------
Balanced Plus Portfolio *                           N/A                N/A            N/A              N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                        7.74              12.68            N/A            13.14      7/29/94
------------------------------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio            5.86               9.78            N/A            10.20      10/7/94
------------------------------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio          N/A                N/A            N/A             1.80      6/20/00
------------------------------------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                        6.76               6.80            N/A             7.35      4/12/95
------------------------------------------------------------------------------------------------------------------------------------

* The Growth, Mid Cap Growth II, Value II, NY Municipal, Targeted Duration and Balanced
     Plus Portfolios had not commenced operations as of September 30, 2000.

The average annual total return of the Investment Class shares of each Portfolio for the periods noted is set forth below:

------------------------------------------------------------------------------------------------------------------------------------
                                           1 Year ended      5 Years           10 Years        Inception to    Inception
                                           9/30/00           ended 9/30/00     ended 9/30/00   9/30/00         Date
                                           -------           -------------     -------------   -------         ----
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                           29.25                N/A            N/A             24.63     5/10/96
------------------------------------------------------------------------------------------------------------------------------------
Value Portfolio                                    9.50                N/A            N/A              8.99      5/6/96
------------------------------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                            5.75                N/A            N/A              5.66     8/16/99
------------------------------------------------------------------------------------------------------------------------------------
Domestic Fixed Income Portfolio *                   N/A                N/A            N/A               N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio                             6.84                N/A            N/A              6.22    10/15/96
------------------------------------------------------------------------------------------------------------------------------------
High Yield Portfolio                               -.40                N/A            N/A              7.07     5/21/96
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                    5.68                N/A            N/A              6.44     8/16/99
------------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                14.59                N/A            N/A             14.92      4/3/97
------------------------------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                        7.54                N/A            N/A             11.77     6/10/96
------------------------------------------------------------------------------------------------------------------------------------

* The Domestic Fixed Income Portfolio had not commenced operations as of September 30, 2000.

The average annual total return of the Adviser Class Shares of each Portfolio for the periods noted is set forth below:

                                 1 Year ended       5 Years ended      10 Years ended     Inception to  Inception
                                 9/30/00            9/30/00            9/30/00            9/30/00       Date
                                 -------            -------            -------            -------       ----
------------------------------------------------------------------------------------------------------------------
Equity Portfolio                        19.58               19.45                 N/A            17.64    1/16/98
------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                56.24                 N/A                 N/A            38.94    1/31/97
------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                 29.12                 N/A                 N/A            15.89    7/17/98
------------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio *              N/A                 N/A                 N/A              N/A        N/A
------------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio               22.83                 N/A                 N/A            17.90    1/22/99
------------------------------------------------------------------------------------------------------------------
Value Portfolio                          9.31                 N/A                 N/A            10.72    7/17/96
------------------------------------------------------------------------------------------------------------------
Domestic Fixed Income Portfolio          5.68                 N/A                 N/A             3.29     3/1/99
------------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio                   6.79                 N/A                 N/A             5.67    11/7/96
------------------------------------------------------------------------------------------------------------------
High Yield Portfolio                     -.42                 N/A                 N/A             5.09    1/31/97
------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                      14.46                 N/A                 N/A            14.45    11/1/96
------------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio *             N/A                 N/A                 N/A              N/A        N/A
------------------------------------------------------------------------------------------------------------------

* The Small Cap Growth and Multi-Asset-Class Portfolios had not commenced operations as of September 30, 2000.

The Portfolios may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (e.g., income dividends or returns for specific types of securities such as industry or country types). The formula for calculating aggregate total return can be expressed as follows:
         Aggregate Total Return =        [ (  ERV )  -  P ]
                                      ------------------------
                                                 P

The aggregate total return of each Portfolio for the periods noted is set forth below. One year aggregate total return figures and Portfolio inception dates are reflected under the average annual total return figures provided above.

-----------------------------------------------------------------------------------------------------------------------------
                                                                5 Years Ended        10 Years Ended       Inception to
Portfolio                                                       9/30/00 *            9/30/00 *            9/30/00 *
---------                                                       -------              -------              -------
-----------------------------------------------------------------------------------------------------------------------------
Equity Portfolio                                                   144.85               485.36              1118.87
-----------------------------------------------------------------------------------------------------------------------------
Growth Portfolio **                                                   N/A                  N/A                  N/A
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                                           332.73              1151.66              1026.79
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth II Portfolio **                                        N/A                  N/A                  N/A
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                                            207.93                  N/A               314.16
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                5 Years Ended        10 Years Ended       Inception to
Portfolio                                                       9/30/00 *            9/30/00 *            9/30/00 *
---------                                                       -------              -------              -------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                                            N/A                  N/A                482.03
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio                                          131.26               658.01                526.31
-----------------------------------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio                                       N/A                  N/A                  6.20
-----------------------------------------------------------------------------------------------------------------------------
Value Portfolio                                                     66.06               364.86                795.57
-----------------------------------------------------------------------------------------------------------------------------
Value II Portfolio **                                                 N/A                  N/A                   N/A
-----------------------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                                             30.04                61.77                 62.97
-----------------------------------------------------------------------------------------------------------------------------
Domestic Fixed Income Portfolio                                     32.31               134.03                198.89
-----------------------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio                                              38.99               140.03                342.29
-----------------------------------------------------------------------------------------------------------------------------
Fixed Income II Portfolio                                           35.70               126.36                128.35
-----------------------------------------------------------------------------------------------------------------------------
Global Fixed Income Portfolio                                       14.19                  N/A                 41.33
-----------------------------------------------------------------------------------------------------------------------------
Multi-Market Fixed Income Portfolio                                   N/A                  N/A                  9.87
-----------------------------------------------------------------------------------------------------------------------------
High Yield Portfolio                                                46.43               246.44                192.74
-----------------------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                                     33.88                  N/A                 49.13
-----------------------------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio                                 6.98                  N/A                 25.74
-----------------------------------------------------------------------------------------------------------------------------
Limited Duration Portfolio                                          31.97                  N/A                 61.06
-----------------------------------------------------------------------------------------------------------------------------
Municipal Portfolio                                                 35.91                  N/A                 67.80
-----------------------------------------------------------------------------------------------------------------------------
NY Municipal Portfolio **                                             N/A                  N/A                   N/A
-----------------------------------------------------------------------------------------------------------------------------
Special Purpose Fixed Income Portfolio                              39.25                  N/A                 93.81
-----------------------------------------------------------------------------------------------------------------------------
Targeted Duration Portfolio **                                        N/A                  N/A                   N/A
-----------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                                  99.66                  N/A                162.95
-----------------------------------------------------------------------------------------------------------------------------
Balanced Plus Portfolio **                                            N/A                  N/A                   N/A
-----------------------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                         81.65                  N/A                114.22
-----------------------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio                             59.43                  N/A                 78.75
-----------------------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio **                         N/A                  N/A                  1.80
-----------------------------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                                         38.96                  N/A                 47.34
-----------------------------------------------------------------------------------------------------------------------------

* The above performance information relates solely to the Institutional Class. Performance for the Investment Class and Adviser Class would be lower because of the Shareholder Servicing fees and 12b-1 fees charged to the Investment Class and Adviser Class, respectively.

** The Growth, Mid Cap Growth II, Value II, NY Municipal, Targeted Duration, and Balanced Plus Portfolios had not commenced operations as of September 30, 2000.

The Portfolios may also calculate a total return gross of all expenses which reflects the cumulative percentage change in value over the measuring period prior to the deduction of all fund expenses. The formula for calculating the total return gross of all expenses can be expressed as follows:

Total Return Gross of all Expenses = ((ERV + E)/P) -1)

E = Fund expenses deducted from the ending redeemable value during the measuring period.


The annualized since inception gross of fees returns of the Institutional Class
                                                            -------------------
Portfolios are set forth below:
----------


-------------------------------------------------------------------------------------------------
Portfolio                                                                 Total Return (%)
----------                                                                ----------------
-------------------------------------------------------------------------------------------------
Equity Portfolio                                                            17.77
-------------------------------------------------------------------------------------------------
Growth Portfolio *                                                           N/A
-------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                                                    26.67
-------------------------------------------------------------------------------------------------
Mid Cap Growth II *                                                           N/A
-------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                                                     29.09
-------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                                                 120.82
-------------------------------------------------------------------------------------------------
Small Cap Value Portfolio                                                   14.72
-------------------------------------------------------------------------------------------------
Strategic Small Value                                                        6.49
-------------------------------------------------------------------------------------------------
Value Portfolio                                                             15.48
-------------------------------------------------------------------------------------------------
Value II Portfolio *                                                         N/A
-------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                                                      5.26
-------------------------------------------------------------------------------------------------
Domestic Fixed Income Portfolio                                              9.32
-------------------------------------------------------------------------------------------------
Fixed Income Portfolio                                                      10.34
-------------------------------------------------------------------------------------------------
Fixed Income II Portfolio                                                    9.05
-------------------------------------------------------------------------------------------------
Global Fixed Income Portfolio                                                5.39
-------------------------------------------------------------------------------------------------
Multi-Market Fixed Income Portfolio                                          3.80
-------------------------------------------------------------------------------------------------
High Yield Portfolio                                                        10.34
-------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                                              7.42
-------------------------------------------------------------------------------------------------
International Fixed Income Portfolio                                         4.18
-------------------------------------------------------------------------------------------------
Limited Duration Portfolio                                                   6.20
-------------------------------------------------------------------------------------------------
Municipal Portfolio                                                          7.27
-------------------------------------------------------------------------------------------------
NY Municipal Portfolio *                                                      N/A
-------------------------------------------------------------------------------------------------
Special Purpose Fixed Income Portfolio                                       8.61
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Portfolio                                                                 Total Return (%)
----------                                                                ----------------
-------------------------------------------------------------------------------------------------
Targeted Duration Portfolio *                                                  N/A
-------------------------------------------------------------------------------------------------
Balanced Portfolio                                                           13.92
-------------------------------------------------------------------------------------------------
Balanced Plus Portfolio *                                                      N/A
-------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                                  13.92
-------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio                                      10.36
-------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio                                    1.74
-------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                                                   7.43
-------------------------------------------------------------------------------------------------

* As of September 30, 2000, the Growth, Mid Cap Growth II, Value II, NY Municipal, Targeted Duration, and Balanced Plus Portfolios had not commenced operations.

The annualized since inception gross of fees returns of the Investment Class
                                                            ----------------
Portfolios are set forth below:
----------

 -------------------------------------------------------------------------------------------------
 Portfolio                                                                 Total Return (%)
-------------------------------------------------------------------------------------------------
Mid Cap Value                                                                 25.49
-------------------------------------------------------------------------------------------------
Value                                                                          9.79
-------------------------------------------------------------------------------------------------
Cash Reserves *                                                                6.19
-------------------------------------------------------------------------------------------------
Domestic Fixed Income **                                                       N/A
-------------------------------------------------------------------------------------------------
Fixed Income                                                                   6.87
-------------------------------------------------------------------------------------------------
High Yield                                                                     7.76
-------------------------------------------------------------------------------------------------
Intermediate Duration                                                          6.75
-------------------------------------------------------------------------------------------------
Balanced                                                                      15.84
-------------------------------------------------------------------------------------------------
Multi-Asset-Class                                                             12.79
-------------------------------------------------------------------------------------------------

*    Cumulative Return Since Inception (8/16/99)
** As of September 30, 2000, the Domestic Fixed Income Portfolio had not commenced operations.


The annualized since inception gross of fees returns of the Adviser Class
                                                            -------------
 Portfolios are set forth below:
 ----------

-------------------------------------------------------------------------------------------------
Portfolio                                                                 Total Return (%)
-------------------------------------------------------------------------------------------------
Equity Portfolio                                                            18.57
-------------------------------------------------------------------------------------------------
Mid Cap Growth                                                              40.03
-------------------------------------------------------------------------------------------------
Mid Cap Value                                                               19.16
-------------------------------------------------------------------------------------------------
Small Cap Value                                                             19.00
-------------------------------------------------------------------------------------------------

     ------------------------------------------------------------
      Portfolio                               Total Return (%)
     ------------------------------------------------------------
      Small Cap Growth*                                  N/A
     ------------------------------------------------------------
      Value                                             11.62
     ------------------------------------------------------------
      Domestic Fixed Income                              3.74
     ------------------------------------------------------------
      Fixed Income                                       6.42
     ------------------------------------------------------------
      High Yield                                         5.86
     ------------------------------------------------------------
      Balanced                                          15.36
     ------------------------------------------------------------
      Multi-Asset-Class *                                N/A
     ------------------------------------------------------------

* As of September 30, 2000, the Small Cap Growth and Multi-Asset Class Portfolios had not commenced operations.

The Municipal and NY Municipal Portfolio may also calculate a total return which reflects the cumulative percentage change in value over the measuring period after the deduction of income taxes. The formula for calculating the total after tax return can be expressed as follows:

Total After Tax Return = (((((ERV-M)/P) x T) + (M/P)) -1)
M = Portion of ending redeemable value which was derived from tax exempt income. T = Applicable tax rate.

The after tax returns are as follows for the Municipal Portfolio for the period 10/1/92 (inception) through 9/30/00:


                         Pre-tax return         Post-tax return
Municipal Portfolio      6.69 * /  67.80 **     6.72 * /  68.26 **

*Annualized
**Cumulative
The federal tax rate used was 31%. All municipal interest was considered exempt from federal taxes.

Yield

In addition to total return, each Portfolio of the Fund (except the Cash Reserves Portfolio) may quote performance in terms of a 30-day yield. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, therefore the advertised 30-day yield may not reflect the income paid to your own account or the yield reported in the Portfolio's reports to shareholders. A Portfolio may also advertise or quote a yield which is gross of expenses.
The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

             Yield  =  2  [ ( (a-b/cd) + 1) /6/ - 1 ]

Where:
a =  dividends and interest earned during the period.

b =  expenses accrued for the period (net of reimbursements).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d = the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations. The 30-day yield figures for each of the Fund's fixed income and equity Portfolios (except for the Cash Reserve Portfolio) is set forth below:

          ------------------------------------------------------------
          Institutional Class Portfolios                 Period Ending
          ------------------------------
                                                               9/30/00
                                                               -------
          ------------------------------------------------------------
          Equity Portfolio                                      0.437%
          ------------------------------------------------------------
          Growth Portfolio *                                       N/A
          ------------------------------------------------------------
          Mid Cap Growth Portfolio                             -0.292%
          ------------------------------------------------------------
          Mid Cap Growth II Portfolio *                            N/A
          ------------------------------------------------------------
          Mid Cap Value Portfolio                               0.428%
          ------------------------------------------------------------
          Small Cap Growth Portfolio                           -0.967%
          ------------------------------------------------------------
          Small Cap Value Portfolio                             0.421%
          ------------------------------------------------------------
          Strategic Small Value Portfolio                       0.272%
          ------------------------------------------------------------
          Value Portfolio                                       1.471%
          ------------------------------------------------------------
          Value II Portfolio *                                     N/A
          ------------------------------------------------------------
          Domestic Fixed Income Portfolio                       6.722%
          ------------------------------------------------------------
          Fixed Income Portfolio                                7.150%
          ------------------------------------------------------------
          Fixed Income II Portfolio                             6.933%
          ------------------------------------------------------------
          Global Fixed Income Portfolio                         4.767%
          ------------------------------------------------------------
          Multi-Market Fixed Income Portfolio                   9.728%
          ------------------------------------------------------------
          High Yield Portfolio                                 12.045%
          ------------------------------------------------------------
          Intermediate Duration Portfolio                       6.584%
          ------------------------------------------------------------
          International Fixed Income Portfolio                  6.403%
          ------------------------------------------------------------
          Limited Duration Portfolio                            6.513%
          ------------------------------------------------------------
          Municipal Portfolio                                   5.217%
          ------------------------------------------------------------
          NY Municipal Portfolio *                                 N/A
          ------------------------------------------------------------
          Special Purpose Fixed Income Portfolio                7.388%
          ------------------------------------------------------------
          Targeted Duration Portfolio *                            N/A
          ------------------------------------------------------------

            --------------------------------------------------------------------
            Institutional Class Portfolios                         Period Ending
            ------------------------------
                                                                         9/30/00
                                                                         -------
            --------------------------------------------------------------------
            Balanced Portfolio                                             3.627%
            --------------------------------------------------------------------
            Balanced Plus Portfolio *                                        N/A
            --------------------------------------------------------------------
            Multi-Asset-Class Portfolio                                    3.038%
            --------------------------------------------------------------------
            Advisory Foreign Fixed Income Portfolio                        4.943%
            --------------------------------------------------------------------
            Advisory Foreign Fixed Income II Portfolio                     5.658%
            --------------------------------------------------------------------
            Advisory Mortgage Portfolio                                    6.974%
            --------------------------------------------------------------------

 .    As of September 30, 2000, the Growth, Mid Cap Growth II, Value II, NY
     Municipal, Targeted Duration, and the Balanced Portfolios had not commenced operations.


            --------------------------------------------------------------------
            Investment Class Portfolios                            Period Ending
                                                                         9/30/00
                                                                         -------
            --------------------------------------------------------------------
            Mid Cap Value Portfolio                                        0.280%
            --------------------------------------------------------------------
            Value Portfolio                                                1.323%
            --------------------------------------------------------------------
            Domestic Fixed Income*                                           N/A
            --------------------------------------------------------------------
            Fixed Income                                                   6.994%
            --------------------------------------------------------------------
            High Yield                                                    11.913%
            --------------------------------------------------------------------
            Intermediate Duration                                          6.403%
            --------------------------------------------------------------------
            Balanced                                                       3.475%
            --------------------------------------------------------------------
            Multi-Asset-Class                                              2.737%
            --------------------------------------------------------------------

* As of September 30, 2000, the Domestic Fixed Income Portfolio had not commenced operations.

            --------------------------------------------------------------------
            Adviser Class Portfolios                               Period Ending
                                                                         9/30/00
                                                                         -------
            --------------------------------------------------------------------
            Equity Portfolio                                               0.185%
            --------------------------------------------------------------------
            Mid Cap Growth Portfolio                                      -0.541%
            --------------------------------------------------------------------
            Mid Cap Value Portfolio                                        0.181%
            --------------------------------------------------------------------
            Small Cap Growth                                                N/A
            --------------------------------------------------------------------
            Small Cap Value                                                0.168%
            --------------------------------------------------------------------
            Value Portfolio                                                1.224%
            --------------------------------------------------------------------
            Domestic Fixed Income                                          6.470%
            --------------------------------------------------------------------

            --------------------------------------------------------------------
            Adviser Class Portfolios                               Period Ending
                                                                         9/30/00
            --------------------------------------------------------------------
            Fixed Income                                                   6.899%
            --------------------------------------------------------------------
            High Yield                                                    11.796%
            --------------------------------------------------------------------
            Balanced                                                       3.374%
            --------------------------------------------------------------------
            Multi-Asset-Class *                                              N/A
            --------------------------------------------------------------------

* As of September 30, 2000, the Multi-Asset-Class Portfolio and Small Cap Growth Portfolio had not commenced operations.

Yield of the Cash Reserves Portfolio

The current yield of the Cash Reserves Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by the value of the account at the beginning of the period and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualizing of the current yield with all dividends reinvested, may also be calculated for the Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the results.

Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Cash Reserves Portfolio for the 7 day base period ending September 30, 2000.

                                    Period ending             Period ending
                                    9/30/00                   9/30/00
                                    --------                  --------
                                    Institutional Class       Investment Class
Value at beginning of period        $   1.00                  $   1.00
Value at end of period              $   1.00                  $   1.00
Current yield                           6.28%                     6.13%
Effective yield                         6.48%                     6.32%

The net asset value per share of the Cash Reserves Portfolio is $1.00 and has remained at that amount since the initial offering of the Portfolio. The yield of the Portfolio will fluctuate. The annualizing of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared and differences in the methods used in valuing Portfolio instruments, computing net asset value and calculating yield.

Other Performance Information

Each Portfolio's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Portfolio as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

From time to time, a Portfolio's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The performance of a Portfolio, as well as the composite performance of all fixed income Portfolios and all equity Portfolios, may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Business Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

Portfolio advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare their performance to that of other compilations or indices that may be developed and made available in the future.


The Portfolios may include in its advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley clients. The Portfolios may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment.

The Portfolios may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio

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managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley; and the portfolio manager's goals, strategies and investment techniques.

The Portfolios' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Portfolios may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Portfolios' shareholder reports (including the investment composition of a Portfolio), as well as the views of Morgan Stanley as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio.

The Portfolios may quote various measures of volatility and benchmark correlation in advertising. The Portfolios may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Portfolio at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.


                              COMPARATIVE INDICES

Each Portfolio of the Fund may from time to time use one or more of the following unmanaged indices for performance comparison purposes:

Consumer Price Index
--------------------

The Consumer Price Index is published by the US Department of Labor and is a measure of inflation.

Financial Times Actuaries World Ex US Index
-------------------------------------------

The FT-A World Ex US Index is a capitalization-weighted price index, expressed in dollars, after dividend withholding taxes, of foreign stock prices. This Index is calculated daily and reflects price changes in 24 major foreign equity markets. It is jointly compiled by the Financial Times, Ltd., Goldman, Sachs & Co., and County NatWest/Wood Mackenzie in conjunction with the Institute of Actuaries and the Faculty of Actuaries.

CS First Boston Global High Yield Index
---------------------------------------

The CS First Boston Global High Yield Index was constructed to mirror the public high yield debt market. The Index is a market weighted, trader priced index, tracked by the First Boston Corporation. There are approximately 475 securities in the index with a total market value of approximately $93 billion.

                                       83
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JP Morgan Traded Government Bond Index
--------------------------------------

The JP Morgan Traded Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of 13 countries. The Index is maintained by JP Morgan Securities, Inc. and includes only liquid issues.

J.P. Morgan Emerging Markets Bond Global Index (EMBI Global)
------------------------------------------------------------

The EMBI Global tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities:
Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d'Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey, and Venezuela.

Lehman Brothers 5-Year Municipal Bond Index
-------------------------------------------

Lehman Brothers 5-Year Municipal Bond Index is a total return performance benchmark for the intermediate investment grade tax exempt bond market. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years.

Lehman Brothers 10-Year Municipal Bond Index
--------------------------------------------

Lehman Brothers 10-Year Municipal Bond Index is a total return performance benchmark for the long term, investment grade tax exempt bond market. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years.

Lehman Brothers Aggregate Index
-------------------------------

The Lehman Brothers Aggregate Index is a fixed-income market value-weighted Index that combines the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

Lehman Brothers Government/Credit Index
---------------------------------------

The Lehman Brothers Government/Credit Index is a combination of the Government and Credit Bond Indices. The Government Index includes public obligations of the
U. S. Treasury, issues of Government agencies, and corporate debt backed by the
U. S. Government. The Credit Bond Index includes fixed-rate nonconvertible corporate debt, asset-backed securities and commercial mortgage-backed securities. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

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

Lehman Brothers Intermediate Government/Credit Index
----------------------------------------------------

The Lehman Brothers Intermediate Government/Credit Index is a combination of the Government and Credit Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $150 million. The Government Index includes public obligations of the U.
S. Treasury, issues of Government agencies, and corporate debt backed by the U.
S. Government. The Credit Bond Index includes fixed-rate nonconvertible corporate debt, asset-backed securities and commercial mortgage-backed securities. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Lehman Brothers Long Municipal Bond Index
-----------------------------------------

The Lehman Brothers Long Municipal Bond Index is a total return for the long-term, investment-grade tax-exempt bond market for bonds. The Index includes municipal bonds with maturities of 22 years or more.

Lehman Brothers Mortgage-Backed Securities Index
------------------------------------------------

The Lehman Brothers Mortgage-Backed Securities Index includes fixed rate mortgage securities backed by GNMA, FHLMC, and FNMA. Graduated Payment Mortgages (GPM's) are included. All issues are AAA, with maturities of at least one year and outstanding par values of at least $100 million. Returns are market value weighted inclusive of accrued income.

Lipper Growth & Income Fund Index
---------------------------------

The Lipper Growth & Income Fund Index is a net asset value weighted Index of the 30 largest Funds within the Growth & Income investment objective. It is calculated daily with adjustments for income dividends and capital gains distributions as of the ex-dividend dates.

Lipper High Current Yield Fund Average
--------------------------------------

The Lipper High Current Yield Fund Average reports the average return of all the Funds tracked by Lipper Analytical Services, Inc. classified as high yield funds. The number of Funds tracked varies. As a result, reported returns for longer time periods do not always match the linked product of shorter period returns.

Salomon World Government Bond Index ex US
-----------------------------------------

The Salomon World Government Bond Index ex US is designed to provide a comprehensive measure of total return performance of the domestic government bond markets of 12 countries outside the U.S. The index has been constructed with the aim of choosing "an inclusive" universe of institutionally traded fixed rate bonds. The selection of security types to be included in the index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

International Finance Corporation Emerging Markets Index
--------------------------------------------------------

The International Finance Corporation Emerging Markets Index is an Index designed to measure the total return in either US or local currency terms of developing markets as defined by the World Bank. The selection of stocks is made based on size, liquidity and industry. The weight given to any stock is determined by its market capitalization.

Lipper Money Market Average
---------------------------

The Lipper Money Market Average reports the average return of all the Funds tracked by Lipper Analytical Services, Inc., classified as money market funds for any given period. The number of funds tracked varies. As a result, reported returns for longer time periods do not always match the linked product of shorter period returns.

Merrill Lynch Corporate & Government Bond Index
-----------------------------------------------

The Merrill Lynch Corporate & Government Bond Index includes over 4,500 U.S. Treasury, Agency and investment grade corporate bonds. The Index is calculated daily and will be used from time to time in performance comparison for partial month periods.

Morgan Stanley Capital International World ex USA Index
-------------------------------------------------------

The Morgan Stanley Capital International World ex USA Index is a capitalization-weighted price index expressed in dollars. The Index reflects the performance of over 1,100 companies in 19 foreign equity markets. The Index includes dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE Index
-----------------------------------------------

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morgan Stanley Capital International EAFE-GDP Weighted Index
------------------------------------------------------------

The Morgan Stanley Capital International EAFE-GDP index is an arithmetic average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. The Index is weighted by the Gross Domestic Product of the various countries in the index.

Morgan Stanley Capital International Emerging Markets Free Index
----------------------------------------------------------------

The Morgan Stanley Capital International Emerging Markets Free Index is a capitalization weighted Index of over 800 stocks from 17 different emerging market countries.

Nasdaq Industrials Index
------------------------

The Nasdaq Industrials Index is a measure of all Nasdaq National Market System issues classified as industrial based on Standard Industrial Classification codes relative to a company's major source of revenue. The Index is exclusive of warrants, and all domestic common stocks traded in the regular Nasdaq market which are not part of the Nasdaq National Market System. The Nasdaq Industrials Index is market value weighted.

Russell 1000
------------

The Russell 1000 Index is a market capitalization weighted index of the 1,000 largest U.S. Stocks, maintained by the Frank Russell Company, rebalanced each year on June 30/th/. As of June 30, 1999, the market capitalization range was $1.35 billion to $407 billion. If a company in the index is merged into another company, taken private, or goes bankrupt, the company's stock is not replaced in the index until the next rebalancing. Therefore, there can be fewer than 1000 stocks in the Russell 1000 Index. If a stock's market capitalization falls below the low end of the market capitalization range, it remains in the Russell 1000 until the next rebalancing. Thus, there can be "small" stocks in the Russell 1000, especially in the months leading up to the next rebalancing.

Russell 2000
------------

The Russell 2000 Index is a market capitalization weighted index of the 2,000 smallest of the 3,000 largest U.S. Stocks, maintained by the Frank Russell Company, rebalanced each year on June 30/th/. As of June 30, 1999, the market capitalization range was $178 billion to $1.35 billion. If a company in the index is merged into another company, taken private, or goes bankrupt, the company's stock is not replaced in the index until the next rebalancing. Therefore, there can be fewer than 2000 stocks in the Russell 2000 Index. If a stock's market capitalization increases above the high end or falls below the low end of the market capitalization range, it remains in the Russell 2000 until the next rebalancing. Thus, there can be "large" and "micro-cap" stocks in the Russell 2000, especially in the months leading up to the next rebalancing.

The Russell 2000 Value Index is a market capitalization weighted index of the 2,000 smallest of the 3,000 largest U.S. Stocks, maintained by the Frank Russell Company, rebalanced each year on June 30/th/. As of June 30, 1999, the market capitalization range was $178 billion to $1.35 billion. Frank Russell Company uses a proprietary methodology using price to book ratios and long term growth estimates to determine which stocks should be classified as "value" or "growth." If a company in the index is merged into another company, taken private, or goes bankrupt, the company's stock is not replaced in the index until the next rebalancing. If a stock's market capitalization increases above the high end or falls below the low end of the market capitalization range, it remains in the Russell 2000 Value until the next rebalancing. Thus, there can be "large" and "micro-cap" stocks in the Russell 2000 Value, especially in the months leading up to the next rebalancing.

Russell 2500
------------

The Russell 2500 Index is a market capitalization weighted index of the 2,500 smallest of the 3,000 largest U.S. Stocks, maintained by the Frank Russell Company, rebalanced each year on June 30/th/. As of June 30, 1999, the market capitalization range was $178 billion to $3.8 billion. If a company in the index is merged into another company, taken private, or goes bankrupt, the company's stock is not replaced in the index until the next rebalancing. Therefore, there can be fewer than 2500 stocks in the Russell 2500 Index. If a stock's market capitalization increases above the high end or falls below the low end of the market capitalization range, it remains in the Russell 2500 until the next rebalancing. Thus, there can be "large" and "micro-cap" stocks in the Russell 2500, especially in the months leading up to the next rebalancing.

Russell 3000
------------

The Russell 3000 Index is a combination of the Russell 1000 Index and the Russell 2000 Index.

Salomon 1-3 Year Treasury/Government Sponsored Index
----------------------------------------------------

The Salomon 1-3 Year Treasury/Government Sponsored Index includes U.S. Treasury and agency securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the Index.

Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index
--------------------------------------------------------------

The Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index includes U.S. Treasury, agency and investment grade (BBB or better) securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the Index.

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

Salomon Broad Index
-------------------

The Salomon Broad Index, also known as the Broad Investment Grade (BIG) Index, is a fixed-income market capitalization-weighted index, including U. S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million. The government Index includes traditional agencies; the mortgage index includes agency pass-throughs and FHA and GNMA project loans; the corporate index includes returns for 17 industry sub-sectors. Securities excluded from the Broad Index are floating/variable rate bonds, private placements, and derivatives (e.g., U. S. Treasury zeros, CMOs, mortgage strips). Every issue is trader-priced at month-end and the Index is published monthly.

Salomon High-Yield Market Index
-------------------------------

The Salomon High-Yield Market Index includes public, non-convertible corporate bond issues with at least one year remaining to maturity and $50 million in par amount outstanding which carry a below investment-grade quality rating from either Standard & Poor's or Moody's rating services.

Salomon Mortgage Index
----------------------

The Salomon Mortgage Index includes agency pass-throughs (GNMA, FHLMC, FNMA) and FHA and GNMA project loans. Pools with remaining terms shorter than 25 years are seasoned; pools with longer terms are classified as new. The Index is published monthly.

Salomon One To Three Year Treasury Index
----------------------------------------

The Salomon One To Three Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

Salomon World Government Bond Index
-----------------------------------

The Salomon World Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of thirteen countries. The Index has been constructed with the aim of choosing an "all inclusive" universe of institutionally traded fixed-rate bonds. The selection of security types to be included in the Index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

S&P 500
-------

The S&P 500 is a portfolio of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index. There are also some small capitalization names in the Index. The list is maintained by Standard & Poor's Corporation. It is market capitalization weighted. Unlike the Russell indices, there are always 500 names in the S&P 500. Changes are made by Standard & Poor's as needed.

S&P Mid Cap 400 Index
---------------------

The S&P Mid Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted Index and was the first benchmark of mid cap stock price movement.

S&P/BARRA Mid Cap 400 Growth Index
----------------------------------

The S&P/BARRA Mid Cap 400 Growth Index is constructed by dividing the stocks in the S&P MidCap 400 Index according to a single attribute: price-to-book ratios. The MidCap 400 Growth Index is composed of firms with higher price-to-book ratios. Like the MidCap 400, the MidCap 400 Growth Index is capitalization-weighted, meaning that each stock is weighted in the appropriate index in proportion to its market value.

S&P 500 Ex South Africa Index
-----------------------------

The S&P 500 Ex South Africa Index is the same as the S&P 500 Index excluding companies that are on the Investor Responsibility Research Center ("IRRC") list of companies doing business in South Africa. This Index is maintained by Wilshire Associates.

Wilshire 5000 Equity Index
--------------------------

The Wilshire 5000 Equity Index measures performance of all US headquartered equity securities with readily available price data. Approximately 6,000 capitalization weighted security returns are used to calculate the Index.

                             FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal year ended September 30, 2000, including notes thereto and the report of Deloitte & Touche LLP thereon are incorporated herein by reference. The Fund's Financial Statements for fiscal years ended prior to September 30, 2000 were audited by PricewaterhouseCoopers LLP. A copy of the 2000 Annual Report will accompany the delivery of this Statement of Additional Information.

                APPENDIX-DESCRIPTION OF SECURITIES AND RATINGS

I. Description of Bond Ratings Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: judged to be the best quality; carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; Ba: B: protection of interest and principal payments is questionable.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1,2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation's Corporate Bond Ratings:

AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch IBCA Corporate Bond Ratings:

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on the these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

Excerpts from Duff & Phelps Corporate Bond Ratings:

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time of economic conditions.

A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+,BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protections factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP: Preferred stock with dividend arrearage.

Description of Bond Ratings

Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset

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protection appear adequate at present but may be questionable over any great length of time. ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree an is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1,2 and 3 in each rating classification from "aa "through "b" in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation's Preferred Stock Ratings

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations , although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.
CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus(+) or Minus(-): The ratings from "AA" for "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch IBCA Preferred Stock Ratings:

AAA: Preferred stocks assigned this rating are the highest quality. Strong asset protection, conservative balance sheet ratios, and positive indications of continued protection of preferred dividend requirements are prerequisites for an "AAA" rating.

AA: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

A: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

BBB: Preferred or preference issues assigned this rating are reasonably safe but lack the protections of the "A" to "AAA" categories. Current results should be watched for possible of deterioration.

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BB: Preferred or preference issues assigned this rating are considered speculative. The margin of protection is slim or subject to wide fluctuations. The loner-term financial capacities of the enterprises cannot be predicted with assurance.

B: Issues assigned this rating are considered highly speculative. While earnings should normally cover dividends, directors may reduce or omit payment due to unfavorable developments, inability to finance, or wide fluctuations in earnings.

CCC: Issues assigned this rating are extremely speculative and should be assessed on their prospects in a possible reorganization. Dividend payments may be in arrears with the status of the current dividend uncertain.

CC: Dividends are not currently being paid and may be in arrears. The outlook for future payments cannot be assured.

C: Dividends are not currently being paid and may be in arrears. Prospects for future payments are remote.

D: Issuer is in default on its debt obligations and has filed for reorganization or liquidation under the bankruptcy law.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA", "CCC", "CC", "C", and "D" categories.

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